UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6093

Name of Registrant: Vanguard Institutional Index Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2007–December 31, 2007

Item 1: Reports to Shareholders

Vanguard® Institutional Index Fund Annual Report

December 31, 2007

>

For the year ended December 31, 2007, Vanguard Institutional Index Fund Institutional Shares and Institutional Plus Shares each returned 5.5%, essentially matching the performance of the fund’s benchmark.

>	U.S. equity markets rode out a rollercoaster year to post modest gains for 2007.

>	The fund enjoyed solid returns from all sectors except financials and consumer discretionary, which plummeted in the second half of the year.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Fund Profile	6
Performance Summary	8
Financial Statements	10
About Your Fund’s Expenses	31
Glossary	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2007
	Ticker	Total
	Symbol	Returns
Vanguard Institutional Index Fund
Institutional Shares[1]	VINIX	5.5%
Institutional Plus Shares[2]	VIIIX	5.5
S&P 500 Index		5.5
Average Large-Cap Core Fund[3]		5.7

Your Fund’s Performance at a Glance
December 31, 2006–December 31, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Institutional Index Fund
Institutional Shares	$129.59	$134.14	$2.560	$0.000
Institutional Plus Shares	129.59	134.14	2.595	0.000

1 This class of shares carries low expenses and is available for a minumum investment of $5 million.

2 This class of shares also carries low expenses and is available for a minimum investment of $200 million.

3 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

For the fiscal year ended December 31, 2007, Vanguard Institutional Index Fund delivered a 5.5% return and met its objective of closely tracking its unmanaged benchmark, the Standard & Poor’s 500 Index. The fund’s return fell slightly short of the average return of competing large-capitalization core funds.

Stocks traced a jagged path to positive returns

The broad U.S. stock market returned 5.7% in 2007, a fairly tame result that masked a year of ups and downs for equities. The gains in the first half of the year were largely surrendered in July and August as the subprime mortgage crisis reverberated beyond housing and financial-related companies, creating fears of a broader economic slowdown. The markets moved higher but remained volatile throughout the rest of the year as investors reacted to mixed economic data, a weakening U.S. dollar, and crude oil prices that surged to nearly $100 per barrel by year-end.

Against this backdrop, many investors sought stability in large-cap stocks, which outperformed small-caps for the year; meanwhile, growth stocks outpaced their value-oriented counterparts.

For U.S.-based investors, international stocks posted stronger results than U.S. equities for the sixth consecutive year, with much of the outperformance arriving compliments of the weak U.S. dollar.

2

Emerging markets led the way, followed by developed economies in Europe and the Pacific region.

Risk aversion set the tone in the bond market

During the first half of 2007, the bond market was characterized by tight credit spreads, reflecting investors’ willingness to take on greater levels of risk to earn higher yields. That sentiment changed in the midsummer fallout from the subprime lending crisis. Investors grew wary of risk, and showed a preference for higher-quality corporate and government bonds.

This shift drove up prices for high-quality issues, and as the bonds’ prices rose, their yields fell. The yield of the benchmark 10-year Treasury note, for example, fell a full percentage point in the last half of the year (from 5.03% on June 30 to 4.03% at year-end). The Federal Reserve Board lowered its target for the federal funds rate three times in the final four months of 2007, pushing yields even lower on the shorter end of the maturity spectrum.

The broad taxable bond market returned 7.0%, outpacing the stock market for the first calendar year since 2002. Tax-exempt municipal bonds returned 3.4%.

Fund returned gains, overcame weak second half

The Institutional Index Fund returned 5.5% for the 12-month fiscal year, despite a tumultuous second half that included a decline of about –3.3% in the fourth quarter.

Market Barometer
	Average Annual Total Returns
	Periods Ended December 31, 2007
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	5.8%	9.1%	13.4%
Russell 2000 Index (Small-caps)	–1.6	6.8	16.2
Dow Jones Wilshire 5000 Index (Entire market)	5.7	9.2	14.1
MSCI All Country World Index ex USA (International)	17.1	20.4	24.5

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	7.0%	4.6%	4.4%
Lehman Municipal Bond Index	3.4	3.9	4.3
Citigroup 3-Month Treasury Bill Index	4.7	4.2	2.9

CPI
Consumer Price Index	4.1%	3.3%	3.0%

3

The fund closely tracked its benchmark, the S&P 500 Index, throughout 2007. U.S. stocks were mostly flat through the beginning of the year as jittery investors watched China’s volatile stock market plunge in the first quarter. The U.S. market gained momentum in the spring, peaking at a seven-year high in May. The fund returned 6.9% for the first six months of the year. But by August, the downturn in the U.S. housing market, increasing global inflationary pressures, and the mortgage and credit market crises created financial market stress. During the six months ended December 31, the fund returned –1.4%.

Not surprisingly, the fund’s biggest losses were reported by the sizable financials sector, which fell nearly 19% for the year. Big financial firms such as Citigroup and Bank of America, which are among the S&P 500 Index’s top holdings, lost billions as a result of the subprime mortgage debacle.

E*TRADE Financial, the online discount brokerage, and Countrywide Financial, lost –84% and –78% of their value, respectively, making them the worst performers in the entire fund last year. Consumer discretionary, the fund’s second weakest sector in the period, declined –13% for the year. Its performance was dampened by stocks of media firms, homebuilders, and retailers of household and specialty products.

Despite these formidable headwinds, the Institutional Index Fund generated a positive return for the full year as a result of impressive gains in eight of its ten industry sectors, led by energy and information technology. The fund’s energy stocks soared 34% for the 12 months on strong performances from large oil and gas companies, which benefited from persistently high—and rising—crude oil prices. Information technology holdings returned 16% for the year, as companies

Total Returns
Ten Years Ended December 31, 2007
Average
Annual Return
Institutional Index Fund Institutional Shares	6.0%
Institutional Index Fund Institutional Plus Shares	6.0
S&P 500 Index	5.9
Average Large-Cap Core Fund[1]	4.6

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Derived from data provided by Lipper Inc.

4

such as Apple capitalized on solid global economic growth and new product releases. The consumer staples and industrial sectors also contributed to the fund’s gains for the period.

The index’s three smallest sectors, by weighting, outperformed the index as a whole—as materials, utilities, and telecommunication services posted solid double-digit gains for the year. Materials led the pack with a 22% result, the second-highest performer after the energy sector.

The fund has tracked its index consistently

Over the past ten years, the Institutional Index Fund produced an average annual return of 6%, outpacing the average result of competing large-cap core funds (most of which are actively managed) by 1.4%. The fund’s long-term record of closely tracking the S&P 500 Index over extended periods presents a compelling case for the power of indexing and is a tribute to your fund’s advisor, Vanguard Quantitative Equity Group.

The fund’s success in tightly tracking its unmanaged benchmark, which has no costs or operating expenses, emphasizes the skills of the Quantitative Equity Group. The advisor’s ability to track the performance of the target index closely, even in turbulent markets such as the past year, highlights the group’s success in developing sophisticated portfolio construction and trading methodologies. Low expenses help investors keep more of the fund’s return, an advantage that compounds over time.

Maintaining a long-term outlook in volatile markets is key

The crises in the mortgage and credit markets sent shock waves throughout the broader U.S. stock market in 2007. The Institutional Index Fund nevertheless recorded its fifth consecutive year of positive returns, even as some of its major holdings took a punch.

Can we expect another gain in the year ahead? Although there is no shortage of willing forecasters, short-term performance is impossible to predict accurately. As you map out your long-term investment strategy, the Institutional Index Fund can play a valuable role as a core component of your institutional portfolio. Its broadly diversified exposure to the largest companies in the U.S. stock market can serve you well as a low-cost, long-term holding.

Thank you for investing your organization’s assets with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

January 16, 2008

5

Fund Profile

As of December 31, 2007

Portfolio Characteristics
		Target
	Fund	Index[1]
Number of Stocks	506	500
Median Market Cap	$55.7B	$55.7B
Price/Earnings Ratio	16.9x	16.9x
Price/Book Ratio	2.8x	2.8x
Yield		2.0%
Institutional Shares	2.0%
Institutional Plus Shares	2.0%
Return on Equity	20.4%	20.4%
Earnings Growth Rate	21.0%	21.0%
Foreign Holdings	0.0%	0.0%
Turnover Rate	7.3%	—
Expense Ratio		—
Institutional Shares	0.05%
Institutional Plus Shares	0.025%
Short-Term Reserves	–0.1%[2]	—

Sector Diversification (% of equity exposure)
		Target
	Fund	Index[1]
Consumer Discretionary	8.5%	8.5%
Consumer Staples	10.2	10.2
Energy	12.9	12.9
Financials	17.7	17.7
Health Care	12.0	12.0
Industrials	11.5	11.5
Information Technology	16.7	16.7
Materials	3.3	3.3
Telecommunication Services	3.6	3.6
Utilities	3.6	3.6

Volatility Measures[3]
Fund Versus
Target Index[1]
R-Squared	1.00
Beta	1.00

6

Ten Largest Holdings[4] (% of total net assets)

ExxonMobil Corp.	integrated oil and gas	4.0%
General Electric Co.	industrial conglomerates	2.9
Microsoft Corp.	systems software	2.2
AT&T Inc.	integrated telecommunication services	2.0
The Procter & Gamble Co.	household products	1.8
Chevron Corp.	integrated oil and gas	1.5
Johnson & Johnson	pharmaceuticals	1.5
Bank of America Corp.	diversified financial services	1.4
Apple Inc.	computer hardware	1.3
Cisco Systems, Inc.	communications equipment	1.3
Top Ten		19.9%

Investment Focus

1 S&P 500 Index.

2 The fund invested a portion of its cash reserves in equity markets through the use of index futures contracts. After the effect of the futures investments, the fund’s temporary cash position was negative.

3 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 26.

4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

7

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

	Average Annual Total Returns			Final Value of
	Periods Ended December 31, 2007			a $5,000,000
	One Year	Five Years	Ten Years	Investment
Institutional Index Fund Institutional Shares	5.47%	12.82%	5.95%	$8,915,558
Dow Jones Wilshire 5000 Index	5.73	14.07	6.34	9,245,816
S&P 500 Index	5.49	12.83	5.91	8,878,175
Average Large-Cap Core Fund[1]	5.73	11.24	4.62	7,851,177

				Final Value of a
				$200,000,000
	One Year	Five Years	Ten Years	Investment
Institutional Index Fund Institutional Plus Shares	5.50%	12.84%	5.98%	$357,627,917
Dow Jones Wilshire 5000 Index	5.73	14.07	6.34	369,832,644
S&P 500 Index	5.49	12.83	5.91	355,126,996

1 Derived from data provided by Lipper Inc.

8

Fiscal-Year Total Returns (%): December 31, 1997–December 31, 2007

Note: See Financial Highlights tables on pages 18 and 19 for dividend and capital gains information.

9

Financial Statements

Statement of Net Assets

As of December 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (8.5%)
	McDonald’s Corp.	6,568,297	386,938
	The Walt Disney Co.	10,570,042	341,201
	Time Warner, Inc.	20,071,979	331,388
*	Comcast Corp. Class A	16,987,451	310,191
	News Corp., Class A	12,841,091	263,114
	Home Depot, Inc.	9,371,264	252,462
	Target Corp.	4,613,683	230,684
	Lowe’s Cos., Inc.	8,121,783	183,715
*	Viacom Inc. Class B	3,626,014	159,255
*	Amazon.com, Inc.	1,706,012	158,045
	NIKE, Inc. Class B	2,132,395	136,985
	Johnson Controls, Inc.	3,297,176	118,830
	Yum! Brands, Inc.	2,824,187	108,082
	Carnival Corp.	2,425,491	107,910
	CBS Corp.	3,785,783	103,163
	Best Buy Co., Inc.	1,948,536	102,590
	Clear Channel
	Communications, Inc.	2,764,780	95,440
	Harrah’s Entertainment, Inc.	1,041,488	92,432
*	DIRECTV Group, Inc.	3,986,144	92,160
	Staples, Inc.	3,927,766	90,614
	Omnicom Group Inc.	1,815,187	86,276
*	Starbucks Corp.	4,056,156	83,030
	The McGraw-Hill Cos., Inc.	1,827,102	80,045
*	Kohl’s Corp.	1,746,135	79,973
*	Ford Motor Co.	11,718,735	78,867
	General Motors Corp.	3,142,932	78,228
	International Game
	Technology	1,751,132	76,927
	TJX Cos., Inc.	2,426,684	69,719
*	Coach, Inc.	2,050,034	62,690
	Harley-Davidson, Inc.	1,340,770	62,627
	Macy’s Inc.	2,403,973	62,191
	Fortune Brands, Inc.	848,105	61,369
	Marriott International, Inc.
	Class A	1,735,825	59,330
	The Gap, Inc.	2,586,417	55,039

10

			Market
			Value•
		Shares	($000)
	J.C. Penney Co., Inc.
	(Holding Co.)	1,230,728	54,140
*	Apollo Group, Inc. Class A	762,299	53,475
	Gannett Co., Inc.	1,289,055	50,273
	Starwood Hotels & Resorts
	Worldwide, Inc.	1,105,497	48,675
*	GameStop Corp. Class A	714,097	44,353
	Genuine Parts Co.	933,576	43,225
*	Bed Bath & Beyond, Inc.	1,463,902	43,024
*^	Sears Holdings Corp.	403,515	41,179
	Newell Rubbermaid, Inc.	1,550,838	40,136
	Mattel, Inc.	2,036,580	38,776
	Nordstrom, Inc.	1,039,114	38,167
	Abercrombie & Fitch Co.	476,139	38,077
*	The Goodyear Tire &
	Rubber Co.	1,330,518	37,547
*	Expedia, Inc.	1,148,097	36,303
	Whirlpool Corp.	428,536	34,981
	Eastman Kodak Co.	1,598,574	34,961
	Tiffany & Co.	752,112	34,620
	VF Corp.	488,266	33,524
	H & R Block, Inc.	1,804,489	33,509
	Sherwin-Williams Co.	576,255	33,446
	Limited Brands, Inc.	1,751,700	33,160
*	AutoZone Inc.	243,943	29,251
*	IAC/InterActiveCorp	1,019,126	27,435
	Harman International
	Industries, Inc.	333,496	24,582
	Black & Decker Corp.	345,655	24,075
	Wyndham Worldwide Corp.	981,075	23,114
	Washington Post Co. Class B	28,732	22,739
	E.W. Scripps Co. Class A	494,842	22,273
	The Stanley Works	452,557	21,940
	Darden Restaurants Inc.	787,864	21,832
*	Interpublic Group
	of Cos., Inc.	2,589,983	21,005
*	Office Depot, Inc.	1,505,115	20,936
	Hasbro, Inc.	809,200	20,699
	Polo Ralph Lauren Corp.	329,058	20,332
	D. R. Horton, Inc.	1,523,504	20,065
	Centex Corp.	674,524	17,038

11

			Market
			Value•
		Shares	($000)
	Leggett & Platt, Inc.	963,454	16,803
	Family Dollar Stores, Inc.	802,899	15,440
	Snap-On Inc.	319,616	15,418
	New York Times Co. Class A	793,957	13,918
	Lennar Corp. Class A	768,890	13,755
	RadioShack Corp.	759,936	12,813
	Wendy’s International, Inc.	481,692	12,447
	Pulte Homes, Inc.	1,171,324	12,346
*	AutoNation, Inc.	759,305	11,891
	Meredith Corp.	212,357	11,675
	Liz Claiborne, Inc.	564,020	11,478
	KB Home	425,229	9,185
	OfficeMax, Inc.	415,528	8,585
	Brunswick Corp.	490,335	8,360
*	Big Lots Inc.	499,671	7,990
	Jones Apparel Group, Inc.	468,865	7,497
^	Dillard’s Inc.	334,503	6,282
	Circuit City Stores, Inc.	927,216	3,894
*	Comcast Corp. Special Class A	77,829	1,410
*	Viacom Inc. Class A	18,015	792
	CBS Corp. Class A	18,015	489
	News Corp., Class B	4,500	96
			6,046,941
Consumer Staples (10.2%)
	The Procter & Gamble Co.	17,245,288	1,266,149
	Altria Group, Inc.	11,696,194	883,998
	PepsiCo, Inc.	8,938,581	678,438
	The Coca-Cola Co.	11,036,249	677,295
	Wal-Mart Stores, Inc.	13,120,965	623,640
	CVS/Caremark Corp.	8,201,254	326,000
	Kraft Foods Inc.	8,591,634	280,345
	Colgate-Palmolive Co.	2,830,505	220,666
	Anheuser-Busch Cos., Inc.	4,074,906	213,281
	Walgreen Co.	5,506,522	209,688
	Costco Wholesale Corp.	2,410,583	168,162
	Archer-Daniels-Midland Co.	3,570,031	165,757
	Kimberly-Clark Corp.	2,349,445	162,911
	General Mills, Inc.	1,875,069	106,879
	Sysco Corp.	3,376,645	105,385
	The Kroger Co.	3,782,577	101,033
	Avon Products, Inc.	2,377,322	93,976
	Safeway, Inc.	2,456,509	84,037
	H.J. Heinz Co.	1,759,778	82,146
	Kellogg Co.	1,465,426	76,832
	Sara Lee Corp.	4,020,859	64,575
	ConAgra Foods, Inc.	2,705,740	64,370
	Reynolds American Inc.	949,840	62,651
	Wm. Wrigley Jr. Co.	984,623	57,650
	The Clorox Co.	768,919	50,110
	UST, Inc.	875,627	47,984
	Campbell Soup Co.	1,234,656	44,114
	SuperValu Inc.	1,173,870	44,044
	Coca-Cola Enterprises, Inc.	1,582,409	41,190
	Molson Coors Brewing Co.
	Class B	758,507	39,154

12

			Market
			Value•
		Shares	($000)
	The Hershey Co.	928,805	36,595
	Brown-Forman Corp. Class B	479,286	35,520
^	Whole Foods Market, Inc.	773,335	31,552
	The Pepsi Bottling Group, Inc.	770,634	30,409
	The Estee Lauder Cos. Inc. Class A	629,628	27,458
	McCormick & Co., Inc.	713,494	27,049
*	Constellation Brands, Inc.
	Class A	1,067,757	25,242
	Tyson Foods, Inc.	1,516,532	23,248
	Dean Foods Co.	730,138	18,881
	Wm. Wrigley Jr. Co. Class B	224,830	13,265
			7,311,679
Energy (12.8%)
	ExxonMobil Corp.	30,339,048	2,842,465
	Chevron Corp.	11,724,542	1,094,252
	ConocoPhillips Co.	8,882,205	784,299
	Schlumberger Ltd.	6,640,563	653,232
	Occidental Petroleum Corp.	4,601,249	354,250
*	Transocean, Inc.	1,765,649	252,753
	Marathon Oil Corp.	3,944,461	240,060
	Devon Energy Corp.	2,470,667	219,667
	Valero Energy Corp.	3,056,559	214,051
	Apache Corp.	1,838,829	197,748
	Halliburton Co.	4,892,949	185,492
	Anadarko Petroleum Corp.	2,589,524	170,106
	Hess Corp.	1,543,162	155,643
*	National Oilwell Varco Inc.	1,980,481	145,486
	Baker Hughes, Inc.	1,766,608	143,272
	XTO Energy, Inc.	2,685,020	137,903
*	Weatherford
	International Ltd.	1,873,037	128,490
	EOG Resources, Inc.	1,365,911	121,908
	Williams Cos., Inc.	3,298,272	118,012
	Chesapeake Energy Corp.	2,522,327	98,875
	Spectra Energy Corp.	3,510,961	90,653
	Peabody Energy Corp.	1,470,159	90,621
	Murphy Oil Corp.	1,044,319	88,600
	Noble Corp.	1,488,529	84,117
	Smith International, Inc.	1,111,913	82,115
	Noble Energy, Inc.	953,220	75,800
	CONSOL Energy, Inc.	1,007,442	72,052
	El Paso Corp.	3,890,048	67,064
	ENSCO International, Inc.	804,485	47,963
	Sunoco, Inc.	649,916	47,080
*	Nabors Industries, Inc.	1,572,535	43,072
	Range Resources Corp.	828,349	42,544
	BJ Services Co.	1,619,219	39,282
	Tesoro Corp.	760,462	36,274
	Rowan Cos., Inc.	617,785	24,378
			9,189,579
Financials (17.6%)
	Bank of America Corp.	24,646,041	1,016,896
	American International Group, Inc.	14,083,684	821,079
	Citigroup, Inc.	27,722,117	816,139

13

			Market
			Value•
		Shares	($000)
	JPMorgan Chase & Co.	18,652,692	814,190
	Wells Fargo & Co.	18,738,014	565,701
	The Goldman Sachs Group, Inc.	2,208,122	474,857
	Wachovia Corp.	10,969,567	417,173
	American Express Co.	6,493,703	337,803
	Morgan Stanley	5,893,033	312,979
	Bank of New York Mellon Corp.	6,323,186	308,319
	U.S. Bancorp	9,588,055	304,325
	Merrill Lynch & Co., Inc.	4,753,620	255,174
	MetLife, Inc.	4,112,404	253,406
	Prudential Financial, Inc.	2,521,021	234,556
	Fannie Mae	5,431,928	217,169
	CME Group, Inc.	303,711	208,346
	The Travelers Cos., Inc.	3,581,382	192,678
	Lehman Brothers
	Holdings, Inc.	2,943,380	192,615
	State Street Corp.	2,142,914	174,005
	AFLAC Inc.	2,708,990	169,664
	The Allstate Corp.	3,169,254	165,530
	The Hartford Financial
	Services Group Inc.	1,742,636	151,940
	Charles Schwab Corp.	5,201,817	132,906
	NYSE Euronext	1,471,535	129,157
	PNC Financial
	Services Group	1,941,105	127,434
	Freddie Mac	3,673,568	125,158
	Loews Corp.	2,442,900	122,976
	SunTrust Banks, Inc.	1,939,176	121,179
	The Chubb Corp.	2,131,079	116,314
	ACE Ltd.	1,830,091	113,063
	Simon Property Group,
	Inc. REIT	1,238,274	107,556
	Franklin Resources Corp.	897,828	102,738
	Capital One Financial Corp.	2,169,796	102,545
	The Principal Financial
	Group, Inc.	1,452,679	100,002
	BB&T Corp.	3,051,032	93,575
	Regions Financial Corp.	3,859,830	91,285
	ProLogis REIT	1,429,743	90,617
	T. Rowe Price Group Inc.	1,466,152	89,259
	Lincoln National Corp.	1,494,918	87,034
	Northern Trust Corp.	1,062,142	81,339
	Aon Corp.	1,630,401	77,754
	Marsh &
	McLennan Cos., Inc.	2,888,627	76,462
	Fifth Third Bancorp	2,958,098	74,337
*	IntercontinentalExchange Inc.	385,967	74,299
	Progressive Corp. of Ohio	3,876,636	74,276
	Ameriprise Financial, Inc.	1,292,832	71,248
	Washington Mutual, Inc.	4,811,864	65,489
	Vornado Realty Trust REIT	744,014	65,436
	Genworth Financial Inc.	2,435,609	61,986
	Boston Properties, Inc. REIT	662,267	60,803
	National City Corp.	3,517,832	57,904

14

			Market
			Value•
		Shares	($000)
	SLM Corp.	2,864,254	57,686
	Bear Stearns Co., Inc.	640,995	56,568
	General Growth Properties Inc. REIT	1,349,336	55,566
	Equity Residential REIT	1,505,250	54,896
	Legg Mason Inc.	745,441	54,529
	Kimco Realty Corp. REIT	1,397,311	50,862
	Public Storage, Inc. REIT	690,987	50,725
	KeyCorp	2,158,450	50,616
	XL Capital Ltd. Class A	998,560	50,238
	Host Hotels & Resorts Inc. REIT	2,900,109	49,418
	Unum Group	2,003,228	47,657
	Plum Creek
	Timber Co. Inc. REIT	960,440	44,219
	Leucadia National Corp.	938,772	44,216
	Hudson City Bancorp, Inc.	2,921,989	43,888
	Synovus Financial Corp.	1,805,454	43,475
	Moody’s Corp.	1,185,583	42,325
	Avalonbay Communities,
	Inc. REIT	438,024	41,236
	Commerce Bancorp, Inc.	1,077,078	41,080
	Discover Financial Services	2,651,334	39,982
	Marshall & Ilsley Corp.	1,422,333	37,663
	Comerica, Inc.	840,641	36,593
	Cincinnati Financial Corp.	917,558	36,280
	Assurant, Inc.	530,097	35,463
^	American Capital
	Strategies, Ltd.	1,059,953	34,936
	M & T Bank Corp.	414,895	33,843
	Torchmark Corp.	509,486	30,839
	Huntington Bancshares Inc.	2,031,562	29,986
	Safeco Corp.	525,009	29,233
^	Countrywide
	Financial Corp.	3,212,318	28,718
	Janus Capital Group Inc.	867,144	28,486
	Zions Bancorp	599,691	28,000
	Developers Diversified
	Realty Corp. REIT	682,277	26,124
	CIT Group Inc.	1,048,163	25,187
*	CB Richard Ellis Group, Inc.	1,098,691	23,677
	Sovereign Bancorp, Inc.	1,981,411	22,588
	Federated Investors, Inc.	482,835	19,873
	Apartment Investment &
	Management Co.
	Class A REIT	533,377	18,524
^	Ambac Financial Group, Inc.	561,941	14,481
^	MBIA, Inc.	697,874	13,001
^	First Horizon National Corp.	696,183	12,636
^	MGIC Investment Corp.	451,845	10,135
*^	E*TRADE Financial Corp.	2,346,429	8,330
			12,602,453
	Health Care (12.0%)
	Johnson & Johnson	15,891,230	1,059,945
	Pfizer Inc.	37,926,117	862,061
	Merck & Co., Inc.	12,086,430	702,343

15

			Market
			Value•
		Shares	($000)
	Abbott Laboratories	8,580,652	481,804
	UnitedHealth Group Inc.	7,175,344	417,605
	Wyeth	7,436,022	328,598
	Medtronic, Inc.	6,278,757	315,633
	Eli Lilly & Co.	5,479,916	292,573
	Bristol-Myers Squibb Co.	10,986,662	291,366
*	Amgen, Inc.	6,039,530	280,476
*	WellPoint Inc.	3,172,643	278,336
	Schering-Plough Corp.	8,994,595	239,616
*	Gilead Sciences, Inc.	5,168,403	237,798
	Baxter International, Inc.	3,520,783	204,382
	Aetna Inc.	2,778,662	160,412
*	Medco Health Solutions, Inc.	1,485,188	150,598
*	Thermo Fisher Scientific, Inc.	2,342,992	135,144
	Covidien Ltd.	2,764,724	122,450
	Cardinal Health, Inc.	2,007,893	115,956
	Becton, Dickinson & Co.	1,354,273	113,190
*	Genzyme Corp.	1,476,994	109,947
	Allergan, Inc.	1,704,285	109,483
	McKesson Corp.	1,606,851	105,265
*	Express Scripts Inc.	1,399,363	102,153
*	Celgene Corp.	2,142,654	99,012
	Stryker Corp.	1,322,035	98,782
*	Biogen Idec Inc.	1,628,935	92,719
*	Boston Scientific Corp.	7,451,020	86,655
*	Zimmer Holdings, Inc.	1,303,382	86,219
	CIGNA Corp.	1,554,235	83,509
*	St. Jude Medical, Inc.	1,900,842	77,250
*	Humana Inc.	940,733	70,847
*	Forest Laboratories, Inc.	1,737,079	63,317
	C.R. Bard, Inc.	567,830	53,830
*	Coventry Health Care Inc.	858,766	50,882
*	Laboratory Corp. of
	America Holdings	644,432	48,674
	Quest Diagnostics, Inc.	870,398	46,044
*	Waters Corp.	557,486	44,080
	AmerisourceBergen Corp.	932,407	41,837
*	Hospira, Inc.	874,541	37,290
*	Varian Medical Systems, Inc.	694,538	36,227
*	Barr Pharmaceuticals Inc.	597,956	31,751
	Applera Corp.–Applied
	Biosystems Group	929,678	31,535
*	Patterson Cos.	769,876	26,137
	IMS Health, Inc.	1,072,564	24,712
	Mylan Inc.	1,678,922	23,606
*	Millipore Corp.	301,899	22,093
	PerkinElmer, Inc.	668,990	17,407
*	Watson Pharmaceuticals, Inc.	575,148	15,610
*	King Pharmaceuticals, Inc.	1,346,676	13,790
*	Tenet Healthcare Corp.	2,613,349	13,276
			8,554,225
Industrials (11.5%)
	General Electric Co.	56,119,470	2,080,349
	United Technologies Corp.	5,489,139	420,139

16

			Market
			Value•
		Shares	($000)
	United Parcel Service, Inc.	5,835,123	412,660
	The Boeing Co.	4,303,753	376,406
	3M Co.	3,960,461	333,946
	Caterpillar, Inc.	3,531,358	256,235
	Honeywell International Inc.	4,146,412	255,295
	Emerson Electric Co.	4,371,490	247,689
	Deere & Co.	2,464,030	229,451
	Lockheed Martin Corp.	1,927,152	202,852
	General Dynamics Corp.	2,234,357	198,835
	Union Pacific Corp.	1,458,328	183,195
	FedEx Corp.	1,717,306	153,132
	Northrop Grumman Corp.	1,878,828	147,751
	Raytheon Co.	2,383,872	144,701
	Burlington Northern Santa Fe Corp.	1,654,919	137,739
	Danaher Corp.	1,405,663	123,333
	Illinois Tool Works, Inc.	2,295,648	122,909
	PACCAR, Inc.	2,045,081	111,416
	Tyco International, Ltd.	2,747,351	108,932
	Norfolk Southern Corp.	2,150,301	108,461
	Precision Castparts Corp.	766,795	106,354
	CSX Corp.	2,334,679	102,679
	Textron, Inc.	1,383,773	98,663
	Waste Management, Inc.	2,822,823	92,222
	Eaton Corp.	813,553	78,874
	L-3 Communications Holdings, Inc.	698,152	73,962
	Cummins Inc.	566,844	72,199
	Fluor Corp.	491,013	71,550
	Parker Hannifin Corp.	934,005	70,340
	Ingersoll-Rand Co.	1,512,731	70,297
	ITT Industries, Inc.	1,006,411	66,463
	Rockwell Collins, Inc.	904,586	65,103
*	Jacobs Engineering
	Group Inc.	670,913	64,146
	Rockwell Automation, Inc.	828,667	57,145
	Cooper Industries,
	Inc. Class A	1,000,100	52,885
	Expeditors International
	of Washington, Inc.	1,182,998	52,856
	C.H. Robinson
	Worldwide Inc.	948,351	51,325
	Dover Corp.	1,103,468	50,859
	Southwest Airlines Co.	4,106,179	50,095
	Goodrich Corp.	693,314	48,955
	Pitney Bowes, Inc.	1,208,038	45,954
	R.R. Donnelley & Sons Co.	1,186,217	44,768
	Trane, Inc.	951,715	44,455
	Masco Corp.	2,047,905	44,255
*	Terex Corp.	567,077	37,183
	The Manitowoc Co., Inc.	717,769	35,049
	W.W. Grainger, Inc.	373,860	32,720
	Avery Dennison Corp.	591,019	31,407
	Pall Corp.	680,641	27,443
	Equifax, Inc.	731,965	26,614
	Cintas Corp.	743,755	25,005

17

			Market
			Value•
		Shares	($000)
	Robert Half International, Inc.	903,745	24,437
*	Monster Worldwide Inc.	707,044	22,908
*	Allied Waste
	Industries, Inc.	1,590,274	17,525
	Ryder System, Inc.	329,982	15,512
*	Raytheon Co. Warrants
	Exp. 6/16/11	20,998	529
			8,228,162
Information Technology (16.7%)
	Microsoft Corp.	44,677,578	1,590,522
*	Apple Inc.	4,861,788	963,023
*	Cisco Systems, Inc.	33,690,043	911,989
*	Google Inc.	1,285,340	888,787
	Intel Corp.	32,468,415	865,608
	International Business
	Machines Corp.	7,651,665	827,145
	Hewlett-Packard Co.	14,315,995	722,671
*	Oracle Corp.	21,897,864	494,454
	QUALCOMM Inc.	9,087,387	357,589
*	Dell Inc.	12,444,494	305,015
	Texas Instruments, Inc.	7,764,344	259,329
*	EMC Corp.	11,651,502	215,902
	Corning, Inc.	8,750,529	209,925
*	eBay Inc.	6,313,396	209,542
	Motorola, Inc.	12,684,893	203,466
*	Yahoo! Inc.	7,422,049	172,637
*	Adobe Systems, Inc.	3,186,201	136,146
	Applied Materials, Inc.	7,652,766	135,913
	Automatic Data Processing, Inc.	2,918,118	129,944
*	MEMC Electronic Materials, Inc.	1,272,174	112,575
*	NVIDIA Corp.	3,084,893	104,948
	Tyco Electronics Ltd.	2,760,429	102,495
*	Electronic Arts Inc.	1,748,958	102,157
	Western Union Co.	4,170,112	101,250
*	Juniper Networks, Inc.	2,896,349	96,159
*	Sun Microsystems, Inc.	4,600,218	83,402
	Xerox Corp.	5,142,359	83,255
*	Agilent Technologies, Inc.	2,146,228	78,852
*	Symantec Corp.	4,816,247	77,734
*	Broadcom Corp.	2,612,574	68,293
	Paychex, Inc.	1,852,028	67,080
*	Autodesk, Inc.	1,282,156	63,800
	Electronic Data
	Systems Corp.	2,843,732	58,951
*	Intuit, Inc.	1,847,733	58,407
*	Cognizant Technology
	Solutions Corp.	1,612,484	54,728
	CA, Inc.	2,176,016	54,292
	Analog Devices, Inc.	1,684,576	53,401
*	Fiserv, Inc.	916,844	50,876
	KLA-Tencor Corp.	1,010,954	48,688
*	Computer Sciences Corp.	965,738	47,775
*	Network Appliance, Inc.	1,902,640	47,490
*	VeriSign, Inc.	1,226,500	46,129

18

			Market
			Value•
		Shares	($000)
*	SanDisk Corp.	1,266,847	42,021
*	Citrix Systems, Inc.	1,053,063	40,027
	Fidelity National Information Services, Inc.	947,770	39,418
	Linear Technology Corp.	1,236,654	39,363
*	BMC Software, Inc.	1,082,355	38,575
	Microchip Technology, Inc.	1,196,232	37,586
	Altera Corp.	1,864,600	36,024
	Xilinx, Inc.	1,625,706	35,554
*	Akamai Technologies, Inc.	922,287	31,911
*	Micron Technology, Inc.	4,221,232	30,604
	National Semiconductor Corp.	1,320,734	29,901
*	Teradata Corp.	1,004,755	27,540
*	Affiliated Computer
	Services, Inc. Class A	557,858	25,159
*	Advanced Micro
	Devices, Inc.	3,338,053	25,035
	Molex, Inc.	791,806	21,616
*	LSI Corp.	3,949,018	20,969
*	Lexmark International, Inc.	521,219	18,170
*	Novellus Systems, Inc.	640,656	17,663
	Jabil Circuit, Inc.	1,144,413	17,475
*	Ciena Corp.	473,996	16,168
*	JDS Uniphase Corp.	1,203,551	16,007
*	Tellabs, Inc.	2,417,324	15,809
*	Compuware Corp.	1,578,628	14,018
*	Novell, Inc.	1,929,839	13,258
*	Convergys Corp.	747,976	12,312
*	QLogic Corp.	755,242	10,724
*	Teradyne, Inc.	956,863	9,894
*	Unisys Corp.	1,930,440	9,131
			11,954,276
Materials (3.3%)
	Monsanto Co.	3,036,291	339,123
	E.I. du Pont de
	Nemours & Co.	4,992,509	220,120
	Freeport-McMoRan Copper
	& Gold, Inc. Class B	2,120,806	217,255
	Dow Chemical Co.	5,244,421	206,735
	Alcoa Inc.	4,709,740	172,141
	Praxair, Inc.	1,754,092	155,606
	Newmont Mining Corp.
	(Holding Co.)	2,509,105	122,520
	Air Products &
	Chemicals, Inc.	1,195,881	117,950
	Nucor Corp.	1,598,908	94,687
	Weyerhaeuser Co.	1,163,370	85,787
	United States Steel Corp.	655,440	79,249
	International Paper Co.	2,377,172	76,973
	PPG Industries, Inc.	909,083	63,845
	Ecolab, Inc.	969,579	49,652
	Allegheny Technologies Inc.	567,607	49,041
	Vulcan Materials Co.	598,319	47,321
	Sigma-Aldrich Corp.	722,273	39,436
	Rohm & Haas Co.	698,503	37,070

19

			Market
			Value•
		Shares	($000)
	MeadWestvaco Corp.	1,025,588	32,101
	Eastman Chemical Co.	447,897	27,362
	Ball Corp.	562,630	25,318
	International Flavors
	& Fragrances, Inc.	451,622	21,737
	Sealed Air Corp.	890,767	20,612
*	Pactiv Corp.	720,939	19,199
	Bemis Co., Inc.	576,427	15,783
	Ashland, Inc.	308,391	14,627
	Titanium Metals Corp.	483,157	12,780
	Hercules, Inc.	639,898	12,382
			2,376,412
Telecommunication Services (3.6%)
	AT&T Inc.	33,677,677	1,399,644
	Verizon
	Communications Inc.	16,049,964	701,223
	Sprint Nextel Corp.	15,793,604	207,370
*	American Tower Corp.
	Class A	2,247,322	95,736
*	Qwest Communications
	International Inc.	8,720,130	61,128
	Embarq Corp.	848,025	42,003
	Windstream Corp.	2,648,941	34,489
	CenturyTel, Inc.	614,764	25,488
	Citizens
	Communications Co.	1,811,905	23,066
			2,590,147
Utilities (3.6%)
	Exelon Corp.	3,664,813	299,195
	Southern Co.	4,217,525	163,429
	Dominion Resources, Inc.	3,247,502	154,094
	FPL Group, Inc.	2,260,265	153,201
	Duke Energy Corp.	7,002,452	141,239
	Public Service Enterprise
	Group, Inc.	1,411,951	138,710
	Entergy Corp.	1,079,456	129,017
	FirstEnergy Corp.	1,692,718	122,451
	PPL Corp.	2,067,634	107,703
	American Electric
	Power Co., Inc.	2,221,050	103,412
	Constellation
	Energy Group, Inc.	1,002,997	102,837
	Edison International	1,809,130	96,553
	Sempra Energy	1,452,330	89,870
	PG&E Corp.	1,966,007	84,715
*	AES Corp.	3,716,358	79,493
	Consolidated Edison Inc.	1,507,575	73,645

20

			Market
			Value•
		Shares	($000)
	Progress Energy, Inc.	1,438,998	69,691
	Ameren Corp.	1,154,979	62,611
	Allegheny Energy, Inc.	922,939	58,708
	Xcel Energy, Inc.	2,331,225	52,616
	Questar Corp.	958,756	51,869
	DTE Energy Co.	904,991	39,783
	Pepco Holdings, Inc.	1,105,706	32,430
	CenterPoint Energy Inc.	1,783,681	30,554
	NiSource, Inc.	1,522,468	28,759
	Pinnacle West Capital Corp.	557,417	23,640
	Integrys Energy Group, Inc.	419,122	21,664
	CMS Energy Corp.	1,238,248	21,521
	TECO Energy, Inc.	1,161,084	19,982
*	Dynegy, Inc.	2,732,130	19,507
	Nicor Inc.	248,936	10,542
			2,583,441
Total Common Stocks
(Cost $52,801,897)			71,437,315
Temporary Cash Investments (0.3%)[1]
Money Market Fund (0.3%)
2	Vanguard Market Liquidity
	Fund, 4.664%	118,356,083	118,356
2	Vanguard Market Liquidity
	Fund, 4.664%—Note E	93,595,400	93,595
			211,951

		Face
		Amount
		($000)
U.S. Agency Obligations (0.0%)
3	Federal Home Loan Bank
4	4.569%, 1/24/08	10,000	9,975
4	4.548%, 2/1/08	13,000	12,947
			22,922
Total Temporary Cash Investments
(Cost $234,873)			234,873
Total Investments (100.1%)
(Cost $53,036,770)			71,672,188
Other Assets and Liabilities (–0.1%)
Other Assets			462,933
Liabilities—Note E			(512,261)
			(49,328)
Net Assets (100%)			71,622,860

21

At December 31, 2007, net assets consisted of:[5]
Amount
($000)
Paid-in Capital	56,233,033
Undistributed Net Investment Income	9,420
Accumulated Net Realized Losses	(3,254,178)
Unrealized Appreciation (Depreciation)
Investment Securities	18,635,418
Futures Contracts	(833)
Net Assets	71,622,860

Institutional Shares—Net Assets
Applicable to 341,787,390 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	45,847,321
Net Asset Value Per Share—
Institutional Shares	$134.14

Institutional Plus Shares—Net Assets
Applicable to 192,150,249 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	25,775,539
Net Asset Value Per Share—
Institutional Plus Shares	$134.14

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note E in Notes to Financial Statements.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets. See Note C in Notes to Financial Statements.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

4 Securities with a value of $22,922,000 have been segregated as initial margin for open futures contracts.

5 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

REIT—Real Estate Investment Trust.

22

Statement of Operations

Year Ended
December 31, 2007
($000)
Investment Income
Income
Dividends	1,363,553
Interest[1]	7,649
Security Lending	1,026
Total Income	1,372,228
Expenses
The Vanguard Group—Note B
Management and Administrative
Institutional Shares	23,115
Institutional Plus Shares	6,010
Total Expenses	29,125
Net Investment Income	1,343,103
Realized Net Gain (Loss)
Investment Securities Sold	388,483
Futures Contracts	3,045
Realized Net Gain (Loss)	391,528
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,927,949
Futures Contracts	(676)
Change in Unrealized Appreciation (Depreciation)	1,927,273
Net Increase (Decrease) in Net Assets Resulting from Operations	3,661,904

1 Interest income from an affiliated company of the fund was $6,835,000.

23

Statement of Changes in Net Assets

	Year Ended December 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,343,103	1,121,324
Realized Net Gain (Loss)	391,528	(268,482)
Change in Unrealized Appreciation (Depreciation)	1,927,273	8,013,503
Net Increase (Decrease) in Net Assets Resulting from Operations	3,661,904	8,866,345
Distributions
Net Investment Income
Institutional Shares	(870,694)	(775,520)
Institutional Plus Shares	(470,683)	(346,418)
Realized Capital Gain
Institutional Shares	—	—
Institutional Plus Shares	—	—
Total Distributions	(1,341,377)	(1,121,938)
Capital Share Transactions—Note F
Institutional Shares	(1,000,775)	725,541
Institutional Plus Shares	4,765,899	817,953
Net Increase (Decrease) from Capital Share Transactions	3,765,124	1,543,494
Total Increase (Decrease)	6,085,651	9,287,901
Net Assets
Beginning of Period	65,537,209	56,249,308
End of Period[1]	71,622,860	65,537,209

1 Net Assets—End of Period includes undistributed net investment income of $9,420,000 and $7,694,000.

24

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$129.59	$114.01	$110.70	$101.78	$80.45
Investment Operations
Net Investment Income	2.56	2.24	2.05	2.03[1]	1.54
Net Realized and Unrealized Gain (Loss)
on Investments	4.55	15.58	3.31	8.91	21.32
Total from Investment Operations	7.11	17.82	5.36	10.94	22.86
Distributions
Dividends from Net Investment Income	(2.56)	(2.24)	(2.05)	(2.02)	(1.53)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.56)	(2.24)	(2.05)	(2.02)	(1.53)
Net Asset Value, End of Period	$134.14	$129.59	$114.01	$110.70	$101.78

Total Return	5.47%	15.78%	4.91%	10.86%	28.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$45,847	$45,243	$39,154	$34,990	$29,458
Ratio of Total Expenses to
Average Net Assets	0.05%	0.05%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to
Average Net Assets	1.90%	1.87%	1.87%	2.00%[1]	1.74%
Portfolio Turnover Rate[2]	7%	8%	8%	5%	4%

1 Net investment income per share and the ratio of net investment income to average net assets include $.32 and 0.32%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

25

Institutional Plus Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$129.59	$114.01	$110.71	$101.78	$80.45
Investment Operations
Net Investment Income	2.597	2.269	2.068	2.051[1]	1.562
Net Realized and Unrealized Gain (Loss)
on Investments	4.548	15.580	3.310	8.925	21.320
Total from Investment Operations	7.145	17.849	5.378	10.976	22.882
Distributions
Dividends from Net Investment Income	(2.595)	(2.269)	(2.078)	(2.046)	(1.552)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.595)	(2.269)	(2.078)	(2.046)	(1.552)
Net Asset Value, End of Period	$134.14	$129.59	$114.01	$110.71	$101.78

Total Return	5.50%	15.81%	4.93%	10.90%	28.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$25,776	$20,294	$17,095	$13,493	$8,805
Ratio of Total Expenses to
Average Net Assets	0.025%	0.025%	0.025%	0.025%	0.025%
Ratio of Net Investment Income to
Average Net Assets	1.93%	1.90%	1.90%	2.02%[1]	1.76%
Portfolio Turnover Rate[2]	7%	8%	8%	5%	4%

1 Net investment income per share and the ratio of net investment income to average net assets include $.316 and 0.32%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares. See accompanying Notes, which are an integral part of the Financial Statements.

26

Notes to Financial Statements

Vanguard Institutional Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Institutional Shares and Institutional Plus Shares, to investors who invest minimum amounts of $5 million and $200 million, respectively.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

27

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Class-specific shareholder servicing fees are charged to each class at the contractual rate. Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services and pays for all other operating expenses, except for taxes, in return for a fee calculated at an annual percentage rate of the average net assets of the fund, or, for shareholder services, each class of shares. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2007, the fund realized $323,326,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

For tax purposes, at December 31, 2007, the fund had $8,984,000 of ordinary income available for distribution. The fund had available realized losses of $3,066,300,000 to offset future net capital gains of $32,279,000 through December 31, 2008, $385,639,000 through December 31, 2009, $1,269,960,000 through December 31, 2010, $98,197,000 through December 31, 2011, $481,996,000 through December 31, 2013, $663,742,000 through December 31, 2014, $54,429,000 through December 31, 2015 and $80,058,000 through December 31, 2016.

At December 31, 2007, the cost of investment securities for tax purposes was $53,225,044,000. Net unrealized appreciation of investment securities for tax purposes was $18,447,144,000, consisting of unrealized gains of $22,664,838,000 on securities that had risen in value since their purchase and $4,217,694,000 in unrealized losses on securities that had fallen in value since their purchase.

28

At December 31, 2007, the aggregate settlement value of open futures contracts expiring in March 2008 and the related unrealized appreciation (depreciation) were:

($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
S&P 500 Index	546	201,638	(833)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the year ended December 31, 2007, the fund purchased $9,389,889,000 of investment securities and sold $5,625,046,000 of investment securities, other than temporary cash investments.

E. The market value of securities on loan to broker-dealers at December 31, 2007, was $90,807,000, for which the fund received cash collateral of $93,595,000.

F. Capital share transactions for each class of shares were:

	Year Ended December 31,
		2007		2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	9,610,752	71,317	9,277,661	77,273
Issued in Lieu of Cash Distributions	788,394	5,802	703,812	5,818
Redeemed	(11,399,921)	(84,455)	(9,255,932)	(77,396)
Net Increase (Decrease)—Institutional Shares	(1,000,775)	(7,336)	725,541	5,695
Institutional Plus Shares
Issued	7,888,529	58,605	4,548,018	38,148
Issued in Lieu of Cash Distributions	452,601	3,329	327,357	2,703
Redeemed	(3,575,231)	(26,382)	(4,057,422)	(34,197)
Net Increase (Decrease)—Institutional Plus Shares	4,765,899	35,552	817,953	6,654

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the fund’s current fiscal year. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the fund’s financial statements.

29

Report of Independent Registered Public Accounting Firm

To the Trustees and the Shareholders of Vanguard Institutional Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Institutional Index Fund (the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007, by correspondence with the custodian and broker and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 8, 2008

Special 2007 tax information (unaudited) for Vanguard Institutional Index Fund

This information for the fiscal year ended December 31, 2007, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,341,377,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 99.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

30

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended December 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Institutional Index Fund	6/30/2007	12/31/2007	Period[1]
Based on Actual Fund Return
Institutional Shares	$1,000.00	$986.32	$0.25
Institutional Plus Shares	1,000.00	986.45	0.13
Based on Hypothetical 5% Yearly Return
Institutional Shares	$1,000.00	$1,024.95	$0.26
Institutional Plus Shares	1,000.00	1,025.08	0.13

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.05% for Institutional Shares and 0.025% for Institutional Plus Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

31

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

32

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

33

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
152 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
152 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
152 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005; Trustee of Drexel University and of the
Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
152 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
152 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
152 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
152 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
152 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
152 Vanguard Funds Overseen

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
152 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Paul A. Heller	Michael S. Miller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo are
trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	Standard & Poor’s 500, and 500 are trademarks of
The McGraw-Hill Companies, Inc., and have been
Text Telephone for People	licensed for use by The Vanguard Group, Inc. Vanguard
With Hearing Impairment > 800-952-3335	mutual funds are not sponsored, endorsed, sold, or
promoted by Standard & Poor’s, and Standard & Poor’s
makes no representation regarding the advisability of
investing in the funds.

This material may be used in conjunction
with the offering of shares of any Vanguard	All other marks are the exclusive property of their
fund only if preceded or accompanied by	respective owners.
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc.
You can review and copy information about your fund	or Morningstar, Inc., unless otherwise noted.
at the SEC’s Public Reference Room in Washington, D.C.	You can obtain a free copy of Vanguard’s proxy voting
To find out more about this public service, call the SEC	guidelines by visiting our website, www.vanguard.com,
at 202-551-8090. Information about your fund is also	and searching for “proxy voting guidelines,” or by
available on the SEC’s website, and you can receive	calling Vanguard at 800-662-2739. The guidelines are
copies of this information, for a fee, by sending a	also available from the SEC’s website, www.sec.gov.
request in either of two ways: via e-mail addressed to	In addition, you may obtain a free report on how your
publicinfo@sec.gov or via regular mail addressed to the	fund voted the proxies for securities it owned during
Public Reference Section, Securities and Exchange	the 12 months ended June 30. To get the report, visit
Commission, Washington, DC 20549-0102.	either www.vanguard.com or www.sec.gov.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q940 022008

Vanguard® Institutional Total Bond Market Index Fund Annual Report

December 31, 2007

>	For the 2007, Vanguard Institutional Total Bond Market Index Fund returned 7.0%.

>	The fund’s return substantially outpaced the average return of its peers for the year.

>	The fund’s performance matched that of its benchmark, the Lehman U.S. Aggregate Bond Index, and exceeded the bond market’s long-term average return.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Fund Profile	6
Performance Summary	8
Financial Statements	9
About Your Fund’s Expenses	59
Glossary	61

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2007
	Ticker	Total
	Symbol	Returns
Vanguard Institutional Total Bond Market Index Fund	VITBX	7.0%
Lehman U.S. Aggregate Bond Index		7.0
Average Intermediate Investment Grade Debt Fund[1]		4.7

Your Fund’s Performance at a Glance
December 31, 2006–December 31, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Institutional
Total Bond Market Index Fund	$50.32	$51.19	$2.556	$0.000

1 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Vanguard Institutional Total Bond Market Index Fund returned 7.0% for 2007, matching the return of its benchmark index.

Even as aftershocks from the subprime mortgage market’s breakdown reverberated through the stock and bond markets, the fund’s return was somewhat above the 5.5% long-term average for bonds,1 and substantially greater than the average return of peer bond funds.

The fund’s yield declined to 4.84% at year-end 2007, from 5.15% a year earlier.

Risk aversion set the tone in the bond market

During the first half of 2007, the bond market was characterized by tight credit spreads, reflecting investors’ willingness to take on greater levels of risk to earn higher yields. That sentiment changed in the midsummer fallout from the subprime-lending crisis. Investors grew wary of risk, and showed a preference for higher-quality corporate and government bonds.

This shift drove up prices for high-quality issues, and as the bonds’ prices rose, their yields fell. The yield of the benchmark 10-year Treasury note, for example, fell a full percentage point in the last half of the year (from 5.03% on June 30 to 4.03% at year-end). The Federal Reserve Board lowered its target for the federal funds rate three times in the final four months of 2007, pushing yields even lower on the shorter end of the maturity spectrum.

1 Return is for the period 1926–2007. Sources: Vanguard calculations, based on the following indexes—1926–68, Standard & Poor’s High Grade Corporate Index; 1969–72, Citigroup High Grade Index; 1973–75, Lehman Brothers U.S. Long Credit AA Index; 1976–2007, Lehman U.S. Aggregate Bond Index.

2

The broad taxable bond market returned 7.0% for the year, outpacing the stock market for the first calendar year since 2002. Tax-exempt municipal bonds returned 3.4%.

Stocks traced a jagged path to positive returns

The broad U.S. stock market returned 5.7% in 2007, a fairly tame result that masked a year of ups and downs for equities. The gains in the first half of the year were largely surrendered in July and August as the subprime mortgage crisis reverberated beyond housing and financial-related companies, creating fears of a broader economic slowdown. The markets moved higher but remained volatile throughout the rest of the year as investors reacted to mixed economic data, a weakening U.S. dollar, and crude oil prices that surged to nearly $100 per barrel by year-end.

Against this backdrop, many investors sought stability in large-capitalization stocks, which outperformed small-caps for the year; meanwhile, growth stocks outpaced their value-oriented counterparts.

For U.S.-based investors, international stocks posted stronger results than U.S. equities for the sixth consecutive year, with much of the outperformance attributable to the weakness of the U.S. dollar. Emerging markets led the way, followed by developed economies in Europe and the Pacific region.

Market Barometer
	Average Annual Total Returns
	Periods Ended December 31, 2007
	One Year	Three Years	Five Years
Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	7.0%	4.6%	4.4%
Lehman Municipal Bond Index	3.4	3.9	4.3
Citigroup 3-Month Treasury Bill Index	4.7	4.2	2.9

Stocks
Russell 1000 Index (Large-caps)	5.8%	9.1%	13.4%
Russell 2000 Index (Small-caps)	–1.6	6.8	16.2
Dow Jones Wilshire 5000 Index (Entire market)	5.7	9.2	14.1
MSCI All Country World Index ex USA (International)	17.1	20.4	24.5

CPI
Consumer Price Index	4.1%	3.3%	3.0%

3

The fund advisor’s skills contributed to performance

Generally declining interest rates across the maturity spectrum during the second half of the year—engineered by the Federal Reserve Board to help blunt the impact of the subprime mortgage crisis—helped lift the fund’s share price.

Also helping the fund’s performance during 2007 were strong returns for Treasury securities and other high-quality issues. (Almost 80% of your fund’s assets carry the highest credit ratings.) Demand for these assets was high as many bond investors sought a safe haven in the wake of subprime mortgage fears. As a result, in a reversal of typical expectations, Treasuries, which accounted for a quarter of the fund’s assets at year-end, outperformed corporate bonds.

Turbulent times, such as 2007, can pose significant challenges to index fund managers. Because of the impracticality of owning all of the bonds in a target index—which can number in the hundreds or even thousands—your fund’s advisor, Vanguard Fixed Income Group, buys a sampling of securities in order to replicate the characteristics of the benchmark index. Successful sampling requires well-designed and well-executed controls to keep a fund’s returns in line with its benchmark index.

Total Returns
April 26, 2002[1]–December 31, 2007
Average
Annual Return
Institutional Total Bond Market Index Fund	5.2%
Lehman U.S. Aggregate Bond Index	5.3
Average Intermediate Investment Grade Debt Fund[2]	4.5

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Inception.

2 Derived from data provided by Lipper Inc.

4

The Fixed Income Group met the challenge during the fiscal year, successfully capturing the returns of the benchmark despite shouldering the burden of real-world management and trading costs; as theoretical constructs, indexes don’t incur these costs.

A broad-based index fund can help lower the level of uncertainty

Your fund’s annualized return of 5.2% since inception is quite close to the 5.3% annualized return of its benchmark and solidly ahead of the 4.5% average return of competing funds for the same period. Vanguard Institutional Total Bond Market Index Fund has either matched, or come within 0.1 percentage point of, the return of its index in the five full calendar years since the fund’s inception. In times when the “normal” level of market uncertainty seems to have been ratcheted up several notches, it can be reassuring to see that the portion of your institution’s portfolio allocated to a broad-based bond index fund has shown the potential to successfully deliver returns comparable to the market.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

January 17, 2008

5

Fund Profile

As of December 31, 2007

Financial Attributes
		Target
	Fund	Index[1]
Number of Issues	2,324	9,193
Yield	4.8%	—
Yield to Maturity	4.8%[2]	4.9%
Average Coupon	5.4%	5.5%
Average Effective Maturity	7.0 years	7.1 years
Average Quality[3]	Aa1	Aa1
Average Duration	4.4 years	4.4 years
Expense Ratio	0.05%
Short-Term Reserves	0.9%	—

Sector Diversification[4] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	6.3%
Finance	8.4
Foreign	2.4
Government Mortgage-Backed	37.6
Industrial	9.3
Treasury/Agency	33.2
Utilities	1.9
Other	0.9

Volatility Measures[5]
Fund Versus
Target Index[1]
R-Squared	1.00
Beta	1.02

Distribution by Maturity (% of portfolio)

Under 1 Year	2.8%
1–5 Years	43.8
5–10 Years	41.9
10–20 Years	5.4
20–30 Years	5.9
Over 30 Years	0.2

6

Distribution by Credit Quality[3] (% of portfolio)

Aaa	79.2%
Aa	5.6
A	8.1
Baa	7.1

Investment Focus

1 Lehman U.S. Aggregate Bond Index.

2 Before expenses.

3 Moody’s Investors Service.

4 The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

5 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 60.

7

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: April 26, 2002–December 31, 2007

Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended December 31, 2007			Final Value of a
	One	Five	Since	$100,000,000
	Year	Years	Inception[1]	Investment
Institutional Total Bond Market Index Fund	7.01%	4.43%	5.19%	$133,301,243
Lehman U.S. Aggregate Bond Index	6.97	4.42	5.29	134,034,525
Average Intermediate Investment
Grade Debt Fund[2]	4.71	3.78	4.46	128,135,878

Fiscal-Year Total Returns (%): April 26, 2002–December 31, 2007
				Lehman[3]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
2002	3.8%	3.5%	7.3%	7.9%
2003	0.2	3.9	4.1	4.1
2004	0.0	4.4	4.4	4.3
2005	–1.9	4.4	2.5	2.4
2006	–0.9	5.2	4.3	4.3
2007	1.7	5.3	7.0	7.0

1 Performance for the fund and its comparative standards is calculated since the fund’s inception: April 26, 2002.

2 Derived from data provided by Lipper Inc.

3 Lehman U.S. Aggregate Bond Index.

8

Financial Statements

Statement of Net Assets

As of December 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (70.3%)
U.S. Government Securities (22.5%)
U.S. Treasury Bond	3.625%	5/15/13	5,625	5,659
U.S. Treasury Bond	12.000%	8/15/13	2,500	2,629
U.S. Treasury Bond	13.250%	5/15/14	750	849
U.S. Treasury Bond	4.000%	2/15/15	51,425	52,132
U.S. Treasury Bond	10.625%	8/15/15	360	520
U.S. Treasury Bond	9.875%	11/15/15	19,250	26,956
U.S. Treasury Bond	9.250%	2/15/16	75	102
U.S. Treasury Bond	7.500%	11/15/16	275	345
U.S. Treasury Bond	8.750%	5/15/17	12,800	17,402
U.S. Treasury Bond	8.875%	8/15/17	71,655	98,537
U.S. Treasury Bond	9.125%	5/15/18	5,525	7,809
U.S. Treasury Bond	9.000%	11/15/18	25	35
U.S. Treasury Bond	8.875%	2/15/19	11,650	16,381
U.S. Treasury Bond	8.125%	8/15/19	80	108
U.S. Treasury Bond	8.500%	2/15/20	325	452
U.S. Treasury Bond	8.750%	5/15/20	365	518
U.S. Treasury Bond	8.750%	8/15/20	61,625	87,719
U.S. Treasury Bond	7.875%	2/15/21	34,005	45,721
U.S. Treasury Bond	8.125%	5/15/21	110	151
U.S. Treasury Bond	8.125%	8/15/21	1,950	2,685
U.S. Treasury Bond	8.000%	11/15/21	1,830	2,503
U.S. Treasury Bond	7.250%	8/15/22	8,225	10,672
U.S. Treasury Bond	7.625%	11/15/22	220	295
U.S. Treasury Bond	6.250%	8/15/23	25	30
U.S. Treasury Bond	7.625%	2/15/25	22,625	31,007
U.S. Treasury Bond	6.875%	8/15/25	3,975	5,108
U.S. Treasury Bond	6.000%	2/15/26	15,000	17,740
U.S. Treasury Bond	6.750%	8/15/26	30,870	39,490
U.S. Treasury Bond	6.500%	11/15/26	50	63
U.S. Treasury Bond	6.625%	2/15/27	33,505	42,520
U.S. Treasury Bond	6.375%	8/15/27	275	341
U.S. Treasury Bond	5.500%	8/15/28	75	85
U.S. Treasury Bond	5.250%	11/15/28	100	110
U.S. Treasury Bond	5.250%	2/15/29	1,700	1,869
U.S. Treasury Bond	6.125%	8/15/29	860	1,052
U.S. Treasury Bond	6.250%	5/15/30	255	318

9

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Treasury Bond	5.375%	2/15/31	30,790	34,677
U.S. Treasury Bond	4.500%	2/15/36	8,325	8,364
U.S. Treasury Bond	4.750%	2/15/37	3,800	3,975
U.S. Treasury Note	3.125%	9/15/08	425	424
U.S. Treasury Note	3.125%	10/15/08	440	439
U.S. Treasury Note	3.375%	11/15/08	525	525
U.S. Treasury Note	4.750%	11/15/08	775	784
U.S. Treasury Note	4.750%	12/31/08	24,100	24,431
U.S. Treasury Note	4.875%	1/31/09	4,620	4,701
U.S. Treasury Note	4.500%	2/15/09	3,570	3,623
U.S. Treasury Note	4.750%	2/28/09	1,025	1,044
U.S. Treasury Note	2.625%	3/15/09	525	522
U.S. Treasury Note	4.500%	3/31/09	36,700	37,308
U.S. Treasury Note	3.125%	4/15/09	625	625
U.S. Treasury Note	4.500%	4/30/09	18,675	19,008
U.S. Treasury Note	3.875%	5/15/09	16,970	17,140
U.S. Treasury Note	4.875%	5/15/09	17,825	18,245
U.S. Treasury Note	4.875%	5/31/09	62,400	63,931
U.S. Treasury Note	4.000%	6/15/09	2,575	2,608
U.S. Treasury Note	4.875%	6/30/09	18,275	18,746
U.S. Treasury Note	3.625%	7/15/09	600	605
U.S. Treasury Note	4.625%	7/31/09	27,675	28,319
U.S. Treasury Note	4.875%	8/15/09	21,625	22,220
U.S. Treasury Note	6.000%	8/15/09	3,775	3,946
U.S. Treasury Note	4.000%	8/31/09	8,925	9,053
U.S. Treasury Note	3.375%	9/15/09	20,425	20,527
U.S. Treasury Note	4.000%	9/30/09	81,000	82,266
U.S. Treasury Note	3.625%	10/31/09	9,600	9,694
U.S. Treasury Note	4.625%	11/15/09	8,125	8,359
U.S. Treasury Note	3.500%	12/15/09	67,475	68,044
U.S. Treasury Note	3.500%	2/15/10	250	252
U.S. Treasury Note	6.500%	2/15/10	1,395	1,491
U.S. Treasury Note	4.000%	3/15/10	17,325	17,677
U.S. Treasury Note	4.000%	4/15/10	1,000	1,020
U.S. Treasury Note	3.875%	5/15/10	375	382
U.S. Treasury Note	4.125%	8/15/10	155	159
U.S. Treasury Note	5.750%	8/15/10	15,425	16,464
U.S. Treasury Note	4.500%	11/15/10	320	333
U.S. Treasury Note	4.750%	3/31/11	1,175	1,232
U.S. Treasury Note	4.875%	5/31/11	2,150	2,265
U.S. Treasury Note	5.125%	6/30/11	375	398
U.S. Treasury Note	4.875%	7/31/11	74,200	78,293
U.S. Treasury Note	4.500%	9/30/11	61,315	63,950
U.S. Treasury Note	4.625%	10/31/11	82,925	86,877
U.S. Treasury Note	4.500%	11/30/11	11,500	12,000
U.S. Treasury Note	4.625%	12/31/11	175	184
U.S. Treasury Note	4.625%	2/29/12	310	325
U.S. Treasury Note	4.500%	3/31/12	350	366
U.S. Treasury Note	4.500%	4/30/12	16,900	17,653
U.S. Treasury Note	4.750%	5/31/12	43,900	46,307
U.S. Treasury Note	4.875%	6/30/12	5,350	5,674
U.S. Treasury Note	4.625%	7/31/12	12,675	13,307
U.S. Treasury Note	4.125%	8/31/12	20,685	21,296
U.S. Treasury Note	4.250%	9/30/12	1,375	1,423

10

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	U.S. Treasury Note	3.375%	11/30/12	23,825	23,747
	U.S. Treasury Note	3.875%	2/15/13	205	209
	U.S. Treasury Note	4.250%	8/15/13	41,875	43,386
	U.S. Treasury Note	4.250%	11/15/13	71,750	74,362
	U.S. Treasury Note	4.750%	5/15/14	525	558
	U.S. Treasury Note	4.250%	8/15/14	225	233
	U.S. Treasury Note	4.250%	11/15/14	67,825	69,945
	U.S. Treasury Note	4.125%	5/15/15	1,300	1,325
	U.S. Treasury Note	4.250%	8/15/15	5,525	5,668
	U.S. Treasury Note	4.500%	11/15/15	54,925	57,182
	U.S. Treasury Note	4.875%	8/15/16	75	80
	U.S. Treasury Note	4.750%	8/15/17	5,650	5,964
					1,706,053
Agency Bonds and Notes (8.9%)
	Agency for International Development-Egypt
	(U.S. Government Guaranteed)	4.450%	9/15/15	800	805
1	Federal Farm Credit Bank	3.750%	1/15/09	725	725
1	Federal Farm Credit Bank	4.125%	4/15/09	1,350	1,359
1	Federal Farm Credit Bank	5.250%	8/3/09	3,725	3,816
1	Federal Farm Credit Bank	5.250%	9/13/10	825	859
1	Federal Farm Credit Bank	3.750%	12/6/10	725	727
1	Federal Farm Credit Bank	5.375%	7/18/11	2,550	2,677
1	Federal Farm Credit Bank	4.500%	10/17/12	3,000	3,060
1	Federal Farm Credit Bank	4.875%	12/16/15	800	823
1	Federal Farm Credit Bank	5.125%	8/25/16	2,225	2,319
1	Federal Farm Credit Bank	4.875%	1/17/17	1,150	1,175
1	Federal Home Loan Bank	5.000%	2/20/09	15,000	15,185
1	Federal Home Loan Bank	4.750%	4/24/09	25,000	25,332
1	Federal Home Loan Bank	5.375%	7/17/09	1,450	1,488
1	Federal Home Loan Bank	5.250%	8/5/09	625	640
1	Federal Home Loan Bank	5.250%	9/11/09	4,300	4,408
1	Federal Home Loan Bank	5.000%	9/18/09	27,500	28,118
1	Federal Home Loan Bank	4.500%	10/9/09	5,000	5,074
1	Federal Home Loan Bank	6.500%	11/13/09	1,300	1,365
1	Federal Home Loan Bank	5.000%	12/11/09	2,025	2,073
1	Federal Home Loan Bank	3.750%	1/8/10	2,950	2,957
1	Federal Home Loan Bank	3.875%	1/15/10	11,700	11,776
1	Federal Home Loan Bank	4.375%	3/17/10	3,000	3,051
1	Federal Home Loan Bank	4.875%	5/14/10	775	798
1	Federal Home Loan Bank	7.625%	5/14/10	6,125	6,675
1	Federal Home Loan Bank	4.750%	12/10/10	775	798
1	Federal Home Loan Bank	3.625%	12/17/10	1,550	1,551
1	Federal Home Loan Bank	4.625%	2/18/11	10,000	10,285
1	Federal Home Loan Bank	5.375%	8/19/11	5,300	5,579
1	Federal Home Loan Bank	4.875%	11/18/11	10,100	10,474
1	Federal Home Loan Bank	4.625%	10/10/12	1,450	1,491
1	Federal Home Loan Bank	5.375%	6/14/13	1,000	1,061
1	Federal Home Loan Bank	5.125%	8/14/13	9,775	10,299
1	Federal Home Loan Bank	4.500%	9/16/13	7,100	7,251
1	Federal Home Loan Bank	5.500%	8/13/14	6,625	7,111
1	Federal Home Loan Bank	5.375%	5/18/16	8,575	9,126
1	Federal Home Loan Bank	5.625%	6/13/16	350	370
1	Federal Home Loan Bank	4.750%	12/16/16	11,500	11,721
1	Federal Home Loan Bank	4.875%	5/17/17	650	667

11

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1	Federal Home Loan Bank	5.250%	12/11/20	2,025	2,107
1	Federal Home Loan Bank	5.500%	7/15/36	3,000	3,266
1	Federal Home Loan Mortgage Corp.	4.875%	2/17/09	10,000	10,120
1	Federal Home Loan Mortgage Corp.	5.750%	3/15/09	10,000	10,231
1	Federal Home Loan Mortgage Corp.	5.250%	5/21/09	18,600	18,990
1	Federal Home Loan Mortgage Corp.	5.000%	6/11/09	20,175	20,553
1	Federal Home Loan Mortgage Corp.	6.625%	9/15/09	2,875	3,016
1	Federal Home Loan Mortgage Corp.	7.000%	3/15/10	4,500	4,823
1	Federal Home Loan Mortgage Corp.	4.125%	7/12/10	23,214	23,522
1	Federal Home Loan Mortgage Corp.	6.875%	9/15/10	2,691	2,914
1	Federal Home Loan Mortgage Corp.	4.750%	1/18/11	3,350	3,450
1	Federal Home Loan Mortgage Corp.	6.000%	6/15/11	9,700	10,397
1	Federal Home Loan Mortgage Corp.	5.250%	7/18/11	13,000	13,616
1	Federal Home Loan Mortgage Corp.	5.750%	1/15/12	13,000	13,897
1	Federal Home Loan Mortgage Corp.	5.500%	8/20/12	5,000	5,325
1	Federal Home Loan Mortgage Corp.	4.625%	10/25/12	3,475	3,574
1	Federal Home Loan Mortgage Corp.	4.125%	12/21/12	2,450	2,467
1	Federal Home Loan Mortgage Corp.	4.500%	1/15/13	1,975	2,022
1	Federal Home Loan Mortgage Corp.	4.500%	7/15/13	1,325	1,356
1	Federal Home Loan Mortgage Corp.	4.875%	11/15/13	10,350	10,788
1	Federal Home Loan Mortgage Corp.	5.000%	7/15/14	10,650	11,159
1	Federal Home Loan Mortgage Corp.	4.500%	1/15/15	7,500	7,624
1	Federal Home Loan Mortgage Corp.	4.750%	1/19/16	9,000	9,226
1	Federal Home Loan Mortgage Corp.	5.250%	4/18/16	8,000	8,441
1	Federal Home Loan Mortgage Corp.	5.125%	10/18/16	2,000	2,090
1	Federal Home Loan Mortgage Corp.	5.000%	12/14/18	3,159	3,162
1	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	1,000	1,241
1	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	9,989	12,534
1	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	227	270
1	Federal National Mortgage Assn.	5.250%	1/15/09	10,775	10,924
1	Federal National Mortgage Assn.	4.875%	4/15/09	18,750	19,023
1	Federal National Mortgage Assn.	4.250%	5/15/09	12,700	12,787
1	Federal National Mortgage Assn.	6.375%	6/15/09	3,775	3,921
1	Federal National Mortgage Assn.	5.125%	7/13/09	3,000	3,067
1	Federal National Mortgage Assn.	6.625%	9/15/09	9,015	9,464
1	Federal National Mortgage Assn.	7.250%	1/15/10	5,105	5,466
1	Federal National Mortgage Assn.	3.875%	2/15/10	10,800	10,884
1	Federal National Mortgage Assn.	4.750%	3/12/10	19,200	19,677
1	Federal National Mortgage Assn.	4.125%	5/15/10	1,000	1,013
1	Federal National Mortgage Assn.	4.250%	8/15/10	8,000	8,138
1	Federal National Mortgage Assn.	6.625%	11/15/10	900	974
1	Federal National Mortgage Assn.	6.250%	2/1/11	400	426
1	Federal National Mortgage Assn.	5.125%	4/15/11	2,250	2,349
1	Federal National Mortgage Assn.	6.000%	5/15/11	5,000	5,362
1	Federal National Mortgage Assn.	5.000%	10/15/11	1,850	1,926
1	Federal National Mortgage Assn.	6.125%	3/15/12	12,875	13,971
1	Federal National Mortgage Assn.	4.875%	5/18/12	2,000	2,076
1	Federal National Mortgage Assn.	4.375%	9/15/12	1,050	1,072
1	Federal National Mortgage Assn.	4.750%	2/21/13	500	516
1	Federal National Mortgage Assn.	4.375%	3/15/13	1,450	1,477
1	Federal National Mortgage Assn.	4.625%	5/1/13	2,875	2,913
1	Federal National Mortgage Assn.	4.625%	10/15/13	10,650	10,964
1	Federal National Mortgage Assn.	5.125%	1/2/14	550	569
1	Federal National Mortgage Assn.	4.125%	4/15/14	7,500	7,520

12

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1	Federal National Mortgage Assn.	4.625%	10/15/14	15,000	15,384
1	Federal National Mortgage Assn.	5.000%	4/15/15	2,000	2,096
1	Federal National Mortgage Assn.	4.375%	10/15/15	5,000	5,032
1	Federal National Mortgage Assn.	5.250%	9/15/16	9,725	10,254
1	Federal National Mortgage Assn.	4.875%	12/15/16	4,700	4,833
1	Federal National Mortgage Assn.	5.000%	2/13/17	14,700	15,225
1	Federal National Mortgage Assn.	7.125%	1/15/30	2,100	2,722
1	Federal National Mortgage Assn.	7.250%	5/15/30	10,900	14,340
1	Federal National Mortgage Assn.	6.625%	11/15/30	5,450	6,726
1	Federal National Mortgage Assn.	5.625%	7/15/37	800	890
	Private Export Funding Corp.	7.200%	1/15/10	2,375	2,544
	State of Israel (U.S. Government Guaranteed)	5.500%	9/18/23	450	487
	State of Israel (U.S. Government Guaranteed)	5.500%	12/4/23	350	377
	State of Israel (U.S. Government Guaranteed)	5.500%	4/26/24	225	243
1	Tennessee Valley Auth.	5.625%	1/18/11	4,000	4,221
1	Tennessee Valley Auth.	5.500%	7/18/17	3,700	3,947
1	Tennessee Valley Auth.	7.125%	5/1/30	3,375	4,339
1	Tennessee Valley Auth.	4.650%	6/15/35	850	805
1	Tennessee Valley Auth.	5.375%	4/1/56	1,575	1,658
					679,852
Mortgage-Backed Securities (38.9%)
	Conventional Mortgage-Backed Securities (35.2%)
[1,2]	Federal Home Loan Mortgage Corp.	4.000%	7/1/08–12/1/20	20,850	20,306
[1,2]	Federal Home Loan Mortgage Corp.	4.500%	3/1/08–10/1/35	94,330	92,620
[1,2]	Federal Home Loan Mortgage Corp.	5.000%	3/1/08–1/1/38	253,734	249,916
[1,2]	Federal Home Loan Mortgage Corp.	5.500%	6/1/09–7/1/37	344,283	344,514
[1,2]	Federal Home Loan Mortgage Corp.	6.000%	4/1/13–1/1/38	251,330	255,422
[1,2]	Federal Home Loan Mortgage Corp.	6.500%	1/1/08–12/1/37	67,272	69,380
[1,2]	Federal Home Loan Mortgage Corp.	7.000%	2/1/11–9/1/36	16,738	17,447
[1,2]	Federal Home Loan Mortgage Corp.	7.500%	10/1/12–2/1/32	497	521
[1,2]	Federal Home Loan Mortgage Corp.	8.000%	6/1/12–11/1/31	319	340
[1,2]	Federal Home Loan Mortgage Corp.	8.500%	6/1/25–5/1/30	168	180
[1,2]	Federal Home Loan Mortgage Corp.	9.000%	2/1/25–9/1/30	10	11
[1,2]	Federal Home Loan Mortgage Corp.	9.500%	2/1/25	—	—
[1,2]	Federal National Mortgage Assn.	4.000%	9/1/10–6/1/19	17,763	17,274
[1,2]	Federal National Mortgage Assn.	4.500%	6/1/10–9/1/35	106,609	104,243
[1,2]	Federal National Mortgage Assn.	5.000%	9/1/09–11/1/37	343,902	338,347
[1,2]	Federal National Mortgage Assn.	5.500%	5/1/09–1/1/38	433,914	434,777
[1,2]	Federal National Mortgage Assn.	6.000%	11/1/08-10/1/37	310,860	316,393
[1,2]	Federal National Mortgage Assn.	6.500%	1/1/12–1/1/38	112,025	115,303
[1,2]	Federal National Mortgage Assn.	7.000%	7/1/14–11/1/37	29,349	30,583
[1,2]	Federal National Mortgage Assn.	7.500%	11/1/11–10/1/31	1,122	1,187
[1,2]	Federal National Mortgage Assn.	8.000%	12/1/29–6/1/31	158	169
[1,2]	Federal National Mortgage Assn.	8.500%	4/1/30–4/1/31	63	67
[1,2]	Federal National Mortgage Assn.	9.000%	8/1/30	3	4
[1,2]	Federal National Mortgage Assn.	9.500%	11/1/25	6	7
2	Government National Mortgage Assn.	4.000%	9/15/18	129	125
2	Government National Mortgage Assn.	4.500%	8/15/18–1/15/36	5,588	5,407
2	Government National Mortgage Assn.	5.000%	2/15/18–11/20/37	45,858	45,238
2	Government National Mortgage Assn.	5.500%	2/15/17–1/1/38	87,656	88,326
2	Government National Mortgage Assn.	6.000%	9/15/13-–1/1/38	80,567	82,379
2	Government National Mortgage Assn.	6.500%	5/15/13–1/1/38	38,493	39,760
2	Government National Mortgage Assn.	7.000%	10/15/10–9/15/36	6,074	6,366
2	Government National Mortgage Assn.	7.500%	5/15/23–10/15/31	406	435

13

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	Government National Mortgage Assn.	8.000%	7/15/25–11/15/30	401	431
2	Government National Mortgage Assn.	8.500%	12/15/24–7/15/30	24	25
2	Government National Mortgage Assn.	9.000%	5/15/25–8/15/30	15	16
2	Government National Mortgage Assn.	9.500%	11/15/17	12	13

	Nonconventional Mortgage-Backed Securities (3.7%)
[1,2]	Federal Home Loan Mortgage Corp.	4.296%	4/1/36	5,203	5,174
[1,2]	Federal Home Loan Mortgage Corp.	4.331%	11/1/33	728	729
[1,2]	Federal Home Loan Mortgage Corp.	4.394%	12/1/34	1,383	1,376
[1,2]	Federal Home Loan Mortgage Corp.	4.576%	9/1/34	704	704
[1,2]	Federal Home Loan Mortgage Corp.	4.600%	11/1/34	2,462	2,438
[1,2]	Federal Home Loan Mortgage Corp.	4.616%	4/1/35	2,862	2,883
[1,2]	Federal Home Loan Mortgage Corp.	4.655%	12/1/35	3,206	3,228
[1,2]	Federal Home Loan Mortgage Corp.	4.658%	7/1/35	1,083	1,069
[1,2]	Federal Home Loan Mortgage Corp.	4.692%	12/1/34	1,107	1,115
[1,2]	Federal Home Loan Mortgage Corp.	4.795%	7/1/35	4,321	4,347
[1,2]	Federal Home Loan Mortgage Corp.	4.825%	3/1/36	1,554	1,566
[1,2]	Federal Home Loan Mortgage Corp.	4.985%	5/1/35	1,462	1,461
[1,2]	Federal Home Loan Mortgage Corp.	5.265%	3/1/36	2,995	3,029
[1,2]	Federal Home Loan Mortgage Corp.	5.288%	3/1/37	1,543	1,562
[1,2]	Federal Home Loan Mortgage Corp.	5.294%	12/1/36	1,009	1,011
[1,2]	Federal Home Loan Mortgage Corp.	5.324%	12/1/35	2,749	2,776
[1,2]	Federal Home Loan Mortgage Corp.	5.425%	3/1/37	1,803	1,819
[1,2]	Federal Home Loan Mortgage Corp.	5.454%	1/1/37	1,690	1,719
[1,2]	Federal Home Loan Mortgage Corp.	5.456%	4/1/37	3,529	3,562
[1,2]	Federal Home Loan Mortgage Corp.	5.486%	2/1/36	1,286	1,306
[1,2]	Federal Home Loan Mortgage Corp.	5.577%	6/1/37	3,482	3,539
[1,2]	Federal Home Loan Mortgage Corp.	5.586%	5/1/36	3,642	3,685
[1,2]	Federal Home Loan Mortgage Corp.	5.616%	4/1/37	2,511	2,534
[1,2]	Federal Home Loan Mortgage Corp.	5.708%	12/1/36	3,801	3,882
[1,2]	Federal Home Loan Mortgage Corp.	5.713%	3/1/37	5,001	5,083
[1,2]	Federal Home Loan Mortgage Corp.	5.717%	9/1/36	8,704	8,872
[1,2]	Federal Home Loan Mortgage Corp.	5.770%	5/1/36	1,462	1,493
[1,2]	Federal Home Loan Mortgage Corp.	5.828%	6/1/37	1,259	1,282
[1,2]	Federal Home Loan Mortgage Corp.	5.860%	4/1/37	5,837	5,954
[1,2]	Federal Home Loan Mortgage Corp.	5.872%	5/1/37	3,701	3,750
[1,2]	Federal Home Loan Mortgage Corp.	5.897%	12/1/36	2,058	2,100
[1,2]	Federal Home Loan Mortgage Corp.	5.964%	10/1/37	1,133	1,153
[1,2]	Federal Home Loan Mortgage Corp.	6.135%	8/1/37	1,481	1,520
[1,2]	Federal Home Loan Mortgage Corp.	6.525%	2/1/37	3,601	3,693
[1,2]	Federal National Mortgage Assn.	4.002%	7/1/35	5,016	4,895
[1,2]	Federal National Mortgage Assn.	4.137%	5/1/34	2,266	2,236
[1,2]	Federal National Mortgage Assn.	4.423%	8/1/35	4,871	4,878
[1,2]	Federal National Mortgage Assn.	4.426%	4/1/36	3,805	3,801
[1,2]	Federal National Mortgage Assn.	4.449%	7/1/35	685	685
[1,2]	Federal National Mortgage Assn.	4.578%	1/1/35	1,367	1,367
[1,2]	Federal National Mortgage Assn.	4.587%	11/1/34	4,984	4,931
[1,2]	Federal National Mortgage Assn.	4.593%	12/1/34	1,696	1,690
[1,2]	Federal National Mortgage Assn.	4.614%	10/1/36	5,119	5,197
[1,2]	Federal National Mortgage Assn.	4.651%	11/1/33	731	732
[1,2]	Federal National Mortgage Assn.	4.653%	9/1/34	1,106	1,095
[1,2]	Federal National Mortgage Assn.	4.656%	8/1/35	2,136	2,122
[1,2]	Federal National Mortgage Assn.	4.689%	11/1/34	1,109	1,111
[1,2]	Federal National Mortgage Assn.	4.691%	10/1/34	2,327	2,302

24

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[1,2]	Federal National Mortgage Assn.	4.732%	8/1/35	1,023	1,027
[1,2]	Federal National Mortgage Assn.	4.742%	9/1/35	2,003	2,012
[1,2]	Federal National Mortgage Assn.	4.752%	5/1/35	7,637	7,719
[1,2]	Federal National Mortgage Assn.	4.756%	6/1/34	1,766	1,775
[1,2]	Federal National Mortgage Assn.	4.756%	9/1/34	1,041	1,037
[1,2]	Federal National Mortgage Assn.	4.773%	10/1/34	2,937	2,942
[1,2]	Federal National Mortgage Assn.	4.777%	4/1/36	4,966	5,040
[1,2]	Federal National Mortgage Assn.	4.833%	4/1/37	3,464	3,500
[1,2]	Federal National Mortgage Assn.	4.851%	11/1/35	2,254	2,268
[1,2]	Federal National Mortgage Assn.	4.860%	12/1/35	1,964	1,961
[1,2]	Federal National Mortgage Assn.	4.881%	7/1/35	2,651	2,660
[1,2]	Federal National Mortgage Assn.	4.949%	5/1/37	6,372	6,394
[1,2]	Federal National Mortgage Assn.	4.950%	7/1/35	1,399	1,420
[1,2]	Federal National Mortgage Assn.	4.969%	10/1/35	3,227	3,276
[1,2]	Federal National Mortgage Assn.	5.035%	8/1/37	9,889	9,956
[1,2]	Federal National Mortgage Assn.	5.053%	11/1/35	4,090	4,119
[1,2]	Federal National Mortgage Assn.	5.086%	12/1/35	4,903	4,955
[1,2]	Federal National Mortgage Assn.	5.087%	2/1/36	569	572
[1,2]	Federal National Mortgage Assn.	5.118%	1/1/36	2,480	2,516
[1,2]	Federal National Mortgage Assn.	5.137%	12/1/35	4,738	4,799
[1,2]	Federal National Mortgage Assn.	5.276%	3/1/37	2,373	2,401
[1,2]	Federal National Mortgage Assn.	5.463%	2/1/36	2,887	2,925
[1,2]	Federal National Mortgage Assn.	5.480%	5/1/37	1,843	1,874
[1,2]	Federal National Mortgage Assn.	5.614%	1/1/37	2,441	2,482
[1,2]	Federal National Mortgage Assn.	5.621%	7/1/36	1,224	1,240
[1,2]	Federal National Mortgage Assn.	5.645%	3/1/37	2,325	2,370
[1,2]	Federal National Mortgage Assn.	5.663%	6/1/36	918	934
[1,2]	Federal National Mortgage Assn.	5.679%	2/1/37	4,791	4,879
[1,2]	Federal National Mortgage Assn.	5.686%	3/1/37	10,365	10,553
[1,2]	Federal National Mortgage Assn.	5.698%	2/1/37	2,025	2,065
[1,2]	Federal National Mortgage Assn.	5.741%	3/1/37	8,865	9,033
[1,2]	Federal National Mortgage Assn.	5.744%	12/1/36	9,803	10,032
[1,2]	Federal National Mortgage Assn.	5.758%	4/1/36	2,442	2,501
[1,2]	Federal National Mortgage Assn.	5.788%	4/1/37	13,215	13,385
[1,2]	Federal National Mortgage Assn.	5.800%	1/1/36	1,445	1,476
[1,2]	Federal National Mortgage Assn.	5.800%	4/1/37	3,213	3,271
[1,2]	Federal National Mortgage Assn.	5.815%	6/1/37	1,946	1,986
[1,2]	Federal National Mortgage Assn.	5.889%	9/1/36	1,197	1,223
[1,2]	Federal National Mortgage Assn.	5.980%	11/1/36	1,516	1,557
[1,2]	Federal National Mortgage Assn.	6.091%	8/1/37	1,234	1,270
[1,2]	Federal National Mortgage Assn.	6.119%	6/1/36	353	362
[1,2]	Federal National Mortgage Assn.	6.625%	9/1/37	1,870	1,916
					2,955,671
Total U.S. Government and Agency Obligations (Cost $5,240,756)					5,341,576
Corporate Bonds (26.2%)
Asset-Backed/Commercial Mortgage-Backed Securities (6.9%)
[2,3]	American Express Credit Account Master Trust	5.137%	9/15/10	14,500	14,497
[2,3]	American Express Credit Account Master Trust	5.137%	10/15/10	14,531	14,522
[2,3]	American Express Credit Account Master Trust	5.208%	11/15/10	9,000	8,995
[2,3]	American Express Credit Account Master Trust	5.118%	3/15/12	18,000	17,903
[2,4]	BA Covered Bond Issuer	5.500%	6/14/12	6,700	6,989
2	Banc of America Commercial Mortgage, Inc.	5.634%	7/10/46	1,900	1,938
2	Banc of America Commercial Mortgage, Inc.	5.414%	9/10/47	1,350	1,358

15

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2,3]	Bank One Issuance Trust	5.137%	12/15/10	30,000	29,979
[2,3]	Bank of America Credit Card Trust	5.007%	2/15/12	24,575	24,594
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.620%	3/11/39	8,000	8,130
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.850%	6/11/40	4,700	4,792
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.405%	12/11/40	4,625	4,678
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.742%	9/11/42	2,250	2,309
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.613%	6/11/50	1,625	1,646
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.694%	6/11/50	6,800	6,956
[2,3]	Capital One Master Trust	5.227%	12/15/10	4,100	4,099
[2,3]	Capital One Master Trust	5.218%	6/15/11	21,000	20,981
[2,3]	Capital One Master Trust	5.227%	11/15/11	14,000	13,955
2	Capital One Multi-Asset Execution Trust	3.650%	7/15/11	8,500	8,427
2	Capital One Multi-Asset Execution Trust	5.050%	12/17/18	6,000	5,903
[2,3]	Chase Credit Card Master Trust	5.147%	1/17/11	10,000	9,986
[2,3]	Chase Issuance Trust	5.038%	12/15/10	30,000	29,971
[2,3]	Chase Issuance Trust	5.038%	2/15/11	7,000	7,004
2	Chase Issuance Trust	4.650%	12/17/12	1,300	1,306
2	Citibank Credit Card Issuance Trust	2.900%	5/17/10	5,000	4,958
2	Citibank Credit Card Issuance Trust	3.500%	8/16/10	29,225	28,949
2	Citibank Credit Card Master Trust	5.875%	3/10/11	1,750	1,775
[2,4]	Citicorp Lease Pass-Through Trust	8.040%	12/15/19	225	265
2	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.205%	12/11/49	5,475	5,478
2	Countrywide Home Loans	4.063%	5/25/33	321	316
2	Credit Suisse First Boston
	Mortgage Securities Corp.	5.100%	8/15/38	6,200	6,159
2	Credit Suisse Mortgage Capital Certificates	5.554%	2/15/39	10,000	10,172
2	DaimlerChrysler Auto Trust	4.200%	7/8/10	1,000	994
2	DaimlerChrysler Auto Trust	5.330%	8/8/10	2,623	2,623
2	Detroit Edison Securitization Funding LLC	6.190%	3/1/13	3,000	3,100
[2,3]	Discover Card Master Trust I	5.158%	8/15/10	3,000	2,999
[2,3]	Discover Card Master Trust I	5.038%	9/16/10	5,627	5,622
[2,3]	Discover Card Master Trust I	5.047%	5/15/11	15,000	14,961
2	Ford Credit Auto Owner Trust	4.300%	8/15/09	206	205
[2,3]	GE Capital Credit Card Master Note Trust	5.038%	6/15/11	6,000	5,991
2	GE Capital Credit Card Master Note Trust	5.080%	9/15/12	6,600	6,645
2	GS Mortgage Securities Corp. II	5.799%	8/10/45	2,675	2,775
[2,3]	Gracechurch Card Funding PLC	5.038%	6/15/10	19,000	18,972
[2,3]	Gracechurch Card Funding PLC	5.038%	9/15/10	17,000	16,928
2	Harley-Davidson Motorcycle Trust	3.200%	5/15/12	323	319
2	Harley-Davidson Motorcycle Trust	5.210%	6/17/13	6,440	6,639
2	Honda Auto Receivables Owner Trust	4.610%	8/17/09	845	843
2	Honda Auto Receivables Owner Trust	5.300%	7/21/10	4,031	4,035
2	Honda Auto Receivables Owner Trust	5.120%	10/15/10	6,000	5,996
2	JPMorgan Chase Commercial Mortgage Securities	5.160%	4/15/43	5,230	5,250
2	JPMorgan Chase Commercial Mortgage Securities	5.990%	6/15/49	3,375	3,457
2	JPMorgan Chase Commercial Mortgage Securities	6.010%	6/15/49	2,725	2,825
2	JPMorgan Chase Commercial Mortgage Securities	5.794%	2/12/51	1,825	1,880
2	LB-UBS Commercial Mortgage Trust	5.197%	11/15/30	1,800	1,802
[2,3]	MBNA Credit Card Master Note Trust	5.028%	12/15/10	14,459	14,432
2	MBNA Credit Card Master Note Trust	4.300%	2/15/11	950	946
[2,3]	MBNA Credit Card Master Note Trust	5.158%	2/15/11	19,000	18,974
[2,3]	MBNA Credit Card Master Note Trust	5.018%	9/15/11	10,000	9,957
[2,3]	MBNA Credit Card Master Note Trust	5.128%	12/15/11	27,500	27,402

16

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2,3]	MBNA Credit Card Master Note Trust	5.047%	2/15/12	4,000	3,976
2	MBNA Master Credit Card Trust	7.000%	2/15/12	5,800	6,054
2	Merrill Lynch/
	Countrywide Commercial Mortgage Trust	5.378%	8/12/48	2,250	2,254
2	Morgan Stanley Capital I	5.230%	9/15/42	1,675	1,678
2	Nissan Auto Receivables Owner Trust	4.190%	7/15/09	313	312
2	PECO Energy Transition Trust	7.625%	3/1/10	4,685	4,827
2	PG&E Energy Recovery Funding LLC	4.140%	9/25/12	350	350
2	PG&E Energy Recovery Funding LLC	5.030%	3/25/14	750	763
2	PSE&G Transition Funding LLC	6.890%	12/15/17	200	219
2	Public Service New Hampshire Funding LLC	6.480%	5/1/15	675	724
2	Salomon Brothers Mortgage Securities VII	4.114%	9/25/33	873	865
2	USAA Auto Owner Trust	4.550%	2/16/10	694	692
2	USAA Auto Owner Trust	5.360%	2/15/11	4,452	4,457
2	Volkswagen Auto Loan Enhanced Trust	4.800%	7/20/09	469	468
2	Wachovia Auto Owner Trust	4.790%	4/20/10	1,677	1,674
2	Wachovia Auto Owner Trust	3.440%	3/21/11	213	213
2	World Omni Auto Receivables Trust	3.540%	11/14/11	71	71
					525,159
Finance (8.4%)
	Banking (3.6%)
	Abbey National PLC	7.950%	10/26/29	1,250	1,465
	AmSouth Bank NA	5.200%	4/1/15	775	761
	BAC Capital Trust XI	6.625%	5/23/36	3,450	3,410
	BB&T Corp.	6.500%	8/1/11	100	104
	BB&T Corp.	4.750%	10/1/12	1,425	1,395
	BB&T Corp.	5.200%	12/23/15	725	701
	BB&T Corp.	5.625%	9/15/16	700	695
	BB&T Corp.	5.250%	11/1/19	1,825	1,716
	BB&T Corp.	6.750%	6/7/36	1,025	1,016
	Banc One Corp.	7.625%	10/15/26	175	196
4	Banco Bilbao Vizcaya ARG	5.750%	7/20/17	3,375	3,641
	Bank One Corp.	6.000%	2/17/09	795	801
	Bank One Corp.	7.875%	8/1/10	2,200	2,349
	Bank One Corp.	5.250%	1/30/13	725	731
	Bank One Corp.	4.900%	4/30/15	800	765
	Bank of America Corp.	3.375%	2/17/09	4,450	4,406
	Bank of America Corp.	4.500%	8/1/10	350	351
	Bank of America Corp.	4.250%	10/1/10	50	50
	Bank of America Corp.	4.375%	12/1/10	550	549
	Bank of America Corp.	5.375%	8/15/11	1,875	1,910
	Bank of America Corp.	6.250%	4/15/12	900	949
	Bank of America Corp.	5.375%	9/11/12	525	545
	Bank of America Corp.	5.375%	6/15/14	375	381
	Bank of America Corp.	5.125%	11/15/14	2,525	2,532
	Bank of America Corp.	4.750%	8/1/15	500	485
	Bank of America Corp.	5.250%	12/1/15	775	758
	Bank of America Corp.	5.750%	8/15/16	350	349
	Bank of America Corp.	5.625%	10/14/16	1,850	1,860
	Bank of America Corp.	5.300%	3/15/17	475	462
	Bank of America Corp.	5.420%	3/15/17	1,000	976
	Bank of America Corp.	6.100%	6/15/17	900	923
	Bank of America Corp.	6.000%	9/1/17	250	255
	Bank of America Corp.	5.625%	3/8/35	1,025	864

17

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Bank of America Corp.	6.000%	10/15/36	2,925	2,841
	Bank of America Corp.	6.500%	9/15/37	350	361
	Bank of New York Mellon	4.950%	1/14/11	1,075	1,076
	Bank of New York Mellon	4.950%	11/1/12	2,500	2,502
	Bank of New York Mellon	4.950%	3/15/15	1,350	1,302
	Bank of Tokyo-Mitsubishi	8.400%	4/15/10	500	542
	BankAmerica Capital II	8.000%	12/15/26	900	932
	Barclays Bank PLC	5.450%	9/12/12	325	333
2	Barclays Bank PLC	6.278%	12/29/49	375	320
	Charter One Bank N.A.	5.500%	4/26/11	1,000	1,011
2	Citigroup Capital XXI	8.300%	12/21/57	1,850	1,960
	Citigroup, Inc.	3.625%	2/9/09	1,600	1,579
	Citigroup, Inc.	4.250%	7/29/09	275	273
	Citigroup, Inc.	4.125%	2/22/10	2,775	2,754
	Citigroup, Inc.	4.625%	8/3/10	1,000	1,000
	Citigroup, Inc.	6.500%	1/18/11	1,825	1,903
	Citigroup, Inc.	5.100%	9/29/11	2,425	2,431
	Citigroup, Inc.	6.000%	2/21/12	325	337
	Citigroup, Inc.	5.250%	2/27/12	5,000	5,054
	Citigroup, Inc.	5.625%	8/27/12	3,100	3,156
	Citigroup, Inc.	5.300%	10/17/12	3,600	3,647
	Citigroup, Inc.	5.125%	5/5/14	675	666
	Citigroup, Inc.	5.000%	9/15/14	5,779	5,548
	Citigroup, Inc.	4.875%	5/7/15	200	192
	Citigroup, Inc.	4.700%	5/29/15	275	259
	Citigroup, Inc.	5.300%	1/7/16	200	196
	Citigroup, Inc.	5.850%	8/2/16	125	127
	Citigroup, Inc.	6.125%	11/21/17	1,550	1,607
	Citigroup, Inc.	6.625%	6/15/32	2,875	2,834
	Citigroup, Inc.	5.875%	2/22/33	2,625	2,434
	Citigroup, Inc.	6.000%	10/31/33	550	520
	Citigroup, Inc.	5.850%	12/11/34	400	371
	Colonial Bank NA	6.375%	12/1/15	125	122
	Comerica Bank	5.750%	11/21/16	1,850	1,779
	Comerica Bank	5.200%	8/22/17	450	414
	Compass Bank	6.400%	10/1/17	475	487
	Compass Bank	5.900%	4/1/26	225	207
	Credit Suisse First Boston USA, Inc.	4.875%	8/15/10	2,400	2,429
	Credit Suisse First Boston USA, Inc.	5.250%	3/2/11	900	912
	Credit Suisse First Boston USA, Inc.	5.500%	8/16/11	875	898
	Credit Suisse First Boston USA, Inc.	6.125%	11/15/11	350	365
	Credit Suisse First Boston USA, Inc.	6.500%	1/15/12	2,540	2,693
	Credit Suisse First Boston USA, Inc.	5.500%	8/15/13	2,350	2,365
	Credit Suisse First Boston USA, Inc.	4.875%	1/15/15	2,525	2,472
	Credit Suisse First Boston USA, Inc.	5.125%	8/15/15	975	970
	Credit Suisse First Boston USA, Inc.	5.375%	3/2/16	250	251
	Credit Suisse First Boston USA, Inc.	7.125%	7/15/32	1,375	1,535
2	Credit Suisse First Boston USA, Inc.	5.860%	5/15/49	800	723
	Deutsche Bank AG London	5.375%	10/12/12	2,275	2,338
	Deutsche Bank AG London	6.000%	9/1/17	3,275	3,373
	Deutsche Bank Financial LLC	5.375%	3/2/15	1,150	1,126
	Fifth Third Bank	4.200%	2/23/10	1,225	1,216
	Fifth Third Bank	4.750%	2/1/15	675	633
	Fifth Third Bank	4.500%	6/1/18	700	628

18

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	First Tennessee Bank	5.050%	1/15/15	125	120
	First Union Institutional Capital I	8.040%	12/1/26	175	179
	FirstStar Bank	7.125%	12/1/09	275	287
	Fleet Capital Trust II	7.920%	12/11/26	725	758
4	HBOS Treasury Services PLC	5.250%	2/21/17	2,650	2,681
	HSBC Bank PLC	6.950%	3/15/11	350	369
	HSBC Bank USA	4.625%	4/1/14	1,900	1,810
	HSBC Bank USA	5.875%	11/1/34	1,225	1,135
	HSBC Bank USA	5.625%	8/15/35	1,425	1,268
	HSBC Holdings PLC	7.500%	7/15/09	1,300	1,357
	HSBC Holdings PLC	7.350%	11/27/32	125	134
	HSBC Holdings PLC	6.500%	5/2/36	1,550	1,514
	HSBC Holdings PLC	6.500%	9/15/37	2,225	2,172
4	ICICI Bank Ltd.	6.625%	10/3/12	775	774
	J.P. Morgan, Inc.	6.000%	1/15/09	1,125	1,137
	JPM Capital Trust	6.550%	9/29/36	650	576
	JPMorgan Capital Trust	5.875%	3/15/35	1,525	1,333
	JPMorgan Chase & Co.	3.500%	3/15/09	700	691
	JPMorgan Chase & Co.	6.750%	2/1/11	1,000	1,052
	JPMorgan Chase & Co.	5.600%	6/1/11	2,200	2,273
	JPMorgan Chase & Co.	4.500%	1/15/12	4,625	4,553
	JPMorgan Chase & Co.	6.625%	3/15/12	400	423
	JPMorgan Chase & Co.	5.375%	10/1/12	4,175	4,256
	JPMorgan Chase & Co.	5.750%	1/2/13	350	358
	JPMorgan Chase & Co.	4.875%	3/15/14	260	251
	JPMorgan Chase & Co.	5.125%	9/15/14	295	290
	JPMorgan Chase & Co.	4.750%	3/1/15	1,625	1,563
	JPMorgan Chase & Co.	5.250%	5/1/15	3,650	3,557
	JPMorgan Chase & Co.	5.150%	10/1/15	1,175	1,137
	JPMorgan Chase & Co.	5.875%	6/13/16	525	524
	JPMorgan Chase & Co.	6.125%	6/27/17	700	712
	JPMorgan Chase & Co.	5.850%	8/1/35	100	85
	JPMorgan Chase & Co.	6.800%	10/1/37	175	167
	JPMorgan Chase Capital XXII	6.450%	2/2/37	2,700	2,379
	Key Bank NA	7.000%	2/1/11	300	318
	Key Bank NA	5.500%	9/17/12	950	966
	Key Bank NA	4.950%	9/15/15	800	765
	Key Bank NA	5.450%	3/3/16	1,600	1,568
	MBNA America Bank NA	4.625%	8/3/09	50	50
	MBNA America Bank NA	6.625%	6/15/12	650	701
	MBNA Corp.	7.500%	3/15/12	725	796
	MBNA Corp.	6.125%	3/1/13	550	564
	MBNA Corp.	5.000%	6/15/15	625	599
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	1,175	1,208
	Marshall & Ilsley Bank	4.850%	6/16/15	450	423
	Marshall & Ilsley Corp.	4.375%	8/1/09	900	896
	Mellon Funding Corp.	3.250%	4/1/09	225	222
	Mellon Funding Corp.	5.000%	12/1/14	350	345
	National City Bank	4.150%	8/1/09	275	273
	National City Bank	4.500%	3/15/10	650	645
	National City Bank	6.250%	3/15/11	925	955
	National City Corp.	6.875%	5/15/19	550	543
	NationsBank Corp.	6.800%	3/15/28	900	942
4	Nationwide Building Society	5.500%	7/18/12	3,400	3,494

19

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Northern Rock PLC	5.625%	6/22/17	6,700	6,773
	PNC Bank NA	4.875%	9/21/17	2,075	1,914
	PNC Funding Corp.	5.125%	12/14/10	300	305
	PNC Funding Corp.	5.250%	11/15/15	1,075	1,029
	PNC Funding Corp.	5.625%	2/1/17	225	221
	Regions Financial Corp.	7.000%	3/1/11	975	1,025
	Regions Financial Corp.	6.375%	5/15/12	2,275	2,374
2	Regions Financial Corp.	6.625%	5/15/47	400	331
	Royal Bank of Canada	4.125%	1/26/10	2,300	2,290
	Royal Bank of Scotland Group PLC	5.000%	11/12/13	1,650	1,644
	Royal Bank of Scotland Group PLC	5.050%	1/8/15	1,925	1,858
2	Royal Bank of Scotland Group PLC	7.648%	8/29/49	3,525	3,657
	Santander Central Hispano Issuances	7.625%	9/14/10	2,375	2,588
	Santander Finance Issuances	6.375%	2/15/11	475	494
	Sanwa Bank Ltd.	8.350%	7/15/09	1,175	1,238
	Sanwa Bank Ltd.	7.400%	6/15/11	2,400	2,584
	Southtrust Corp.	5.800%	6/15/14	225	235
	Sovereign Bancorp, Inc.	4.800%	9/1/10	1,100	1,081
	State Street Capital Trust	5.300%	1/15/16	275	271
	Sumitomo Bank International Finance NV	8.500%	6/15/09	925	987
	Sumitomo Mitsui Banking Corp.	8.000%	6/15/12	3,090	3,428
	SunTrust Banks, Inc.	4.250%	10/15/09	1,000	994
	SunTrust Banks, Inc.	6.375%	4/1/11	200	208
	SunTrust Banks, Inc.	5.250%	11/5/12	850	857
	SunTrust Banks, Inc.	6.000%	9/11/17	800	805
	SunTrust Banks, Inc.	6.000%	2/15/26	1,075	1,033
2	SunTrust Capital VIII	6.100%	12/15/66	200	169
	Swiss Bank Corp.	7.000%	10/15/15	675	732
	Swiss Bank Corp.	7.375%	6/15/17	175	195
	Synovus Financial Corp.	5.125%	6/15/17	600	545
	UBS AG	5.875%	7/15/16	3,050	3,088
	UFJ Finance Aruba AEC	6.750%	7/15/13	2,350	2,529
	US Bank NA	6.375%	8/1/11	1,275	1,342
	US Bank NA	6.300%	2/4/14	2,000	2,109
	US Bank NA	4.950%	10/30/14	575	563
	Union Bank of California NA	5.950%	5/11/16	550	561
	Union Planters Corp.	7.750%	3/1/11	1,175	1,241
	UnionBanCal Corp.	5.250%	12/16/13	125	123
	Wachovia Bank NA	4.875%	2/1/15	4,000	3,831
	Wachovia Bank NA	5.000%	8/15/15	175	168
	Wachovia Bank NA	5.850%	2/1/37	3,250	2,962
	Wachovia Corp.	3.625%	2/17/09	2,300	2,268
	Wachovia Corp.	7.875%	2/15/10	1,850	1,977
	Wachovia Corp.	4.375%	6/1/10	1,000	995
	Wachovia Corp.	7.800%	8/18/10	400	427
	Wachovia Corp.	5.300%	10/15/11	1,600	1,615
	Wachovia Corp.	4.875%	2/15/14	425	403
	Wachovia Corp.	5.625%	10/15/16	625	625
	Wachovia Corp.	5.750%	6/15/17	1,675	1,683
4	Wachovia Corp.	8.000%	12/15/26	775	803
	Wachovia Corp.	7.500%	4/15/35	100	110
	Wachovia Corp.	5.500%	8/1/35	1,050	917
	Wachovia Corp.	6.550%	10/15/35	100	100
	Washington Mutual Bank	6.875%	6/15/11	1,400	1,321

20

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Washington Mutual Bank	5.500%	1/15/13	925	812
Washington Mutual Bank	5.125%	1/15/15	1,175	980
Washington Mutual, Inc.	4.000%	1/15/09	500	474
Washington Mutual, Inc.	4.200%	1/15/10	50	45
Washington Mutual, Inc.	5.000%	3/22/12	1,225	1,072
Washington Mutual, Inc.	5.250%	9/15/17	1,775	1,485
Wells Fargo & Co.	3.125%	4/1/09	330	324
Wells Fargo & Co.	4.200%	1/15/10	6,425	6,397
Wells Fargo & Co.	4.875%	1/12/11	950	962
Wells Fargo & Co.	5.300%	8/26/11	300	305
Wells Fargo & Co.	5.125%	9/1/12	650	655
Wells Fargo & Co.	5.250%	10/23/12	1,250	1,261
Wells Fargo & Co.	4.950%	10/16/13	550	547
Wells Fargo & Co.	5.000%	11/15/14	1,025	1,001
Wells Fargo & Co.	5.625%	12/11/17	1,600	1,612
Wells Fargo & Co.	5.375%	2/7/35	750	667
Wells Fargo Bank NA	6.450%	2/1/11	1,175	1,231
Wells Fargo Bank NA	4.750%	2/9/15	1,725	1,635
Wells Fargo Bank NA	5.750%	5/16/16	2,650	2,657
Wells Fargo Bank NA	5.950%	8/26/36	300	287
Wells Fargo Capital X	5.950%	12/15/36	50	47
Wells Fargo Financial	5.500%	8/1/12	675	700
World Savings Bank, FSB	4.125%	12/15/09	200	199
Zions Bancorp.	5.500%	11/16/15	850	804

Brokerage (1.6%)
Ameriprise Financial Inc.	5.350%	11/15/10	1,050	1,058
Ameriprise Financial Inc.	5.650%	11/15/15	875	870
Amvescap PLC	5.375%	2/27/13	25	23
Bear Stearns Co., Inc.	4.550%	6/23/10	1,350	1,315
Bear Stearns Co., Inc.	4.500%	10/28/10	400	383
Bear Stearns Co., Inc.	5.500%	8/15/11	200	197
Bear Stearns Co., Inc.	5.350%	2/1/12	4,125	4,040
Bear Stearns Co., Inc.	5.700%	11/15/14	1,450	1,384
Bear Stearns Co., Inc.	5.300%	10/30/15	400	367
Bear Stearns Co., Inc.	5.550%	1/22/17	1,250	1,128
Bear Stearns Co., Inc.	6.400%	10/2/17	900	871
BlackRock, Inc.	6.250%	9/15/17	525	535
Goldman Sachs Group, Inc.	3.875%	1/15/09	1,435	1,424
Goldman Sachs Group, Inc.	4.500%	6/15/10	3,935	3,941
Goldman Sachs Group, Inc.	6.875%	1/15/11	525	553
Goldman Sachs Group, Inc.	6.600%	1/15/12	4,475	4,750
Goldman Sachs Group, Inc.	5.450%	11/1/12	2,850	2,931
Goldman Sachs Group, Inc.	5.250%	4/1/13	1,025	1,051
Goldman Sachs Group, Inc.	4.750%	7/15/13	1,650	1,620
Goldman Sachs Group, Inc.	5.250%	10/15/13	1,050	1,059
Goldman Sachs Group, Inc.	5.150%	1/15/14	2,525	2,509
Goldman Sachs Group, Inc.	5.000%	10/1/14	275	270
Goldman Sachs Group, Inc.	5.125%	1/15/15	2,250	2,224
Goldman Sachs Group, Inc.	5.350%	1/15/16	1,850	1,847
Goldman Sachs Group, Inc.	5.625%	1/15/17	1,775	1,736
Goldman Sachs Group, Inc.	6.250%	9/1/17	3,275	3,423
Goldman Sachs Group, Inc.	5.950%	1/15/27	1,375	1,253
Goldman Sachs Group, Inc.	6.125%	2/15/33	350	347

21

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Goldman Sachs Group, Inc.	6.345%	2/15/34	1,150	1,027
	Goldman Sachs Group, Inc.	6.450%	5/1/36	675	637
	Goldman Sachs Group, Inc.	6.750%	10/1/37	5,650	5,595
	Janus Capital Group	5.875%	9/15/11	400	408
	Janus Capital Group	6.700%	6/15/17	375	385
	Jefferies Group Inc.	6.450%	6/8/27	2,300	2,163
	Jefferies Group Inc.	6.250%	1/15/36	925	839
	Lazard Group	6.850%	6/15/17	750	728
	Lehman Brothers Holdings, Inc.	3.600%	3/13/09	850	835
	Lehman Brothers Holdings, Inc.	3.950%	11/10/09	675	657
	Lehman Brothers Holdings, Inc.	4.250%	1/27/10	550	540
	Lehman Brothers Holdings, Inc.	4.500%	7/26/10	2,275	2,236
	Lehman Brothers Holdings, Inc.	4.375%	11/30/10	500	494
	Lehman Brothers Holdings, Inc.	5.000%	1/14/11	500	494
	Lehman Brothers Holdings, Inc.	6.625%	1/18/12	4,025	4,180
	Lehman Brothers Holdings, Inc.	5.250%	2/6/12	1,150	1,143
	Lehman Brothers Holdings, Inc.	6.000%	7/19/12	200	205
	Lehman Brothers Holdings, Inc.	5.750%	5/17/13	1,650	1,658
	Lehman Brothers Holdings, Inc.	5.500%	4/4/16	950	914
	Lehman Brothers Holdings, Inc.	5.750%	1/3/17	125	120
	Lehman Brothers Holdings, Inc.	6.500%	7/19/17	3,600	3,654
	Lehman Brothers Holdings, Inc.	6.750%	12/28/17	350	360
	Lehman Brothers Holdings, Inc.	7.000%	9/27/27	900	911
2	Lehman Brothers Holdings, Inc.	6.000%	5/3/32	550	480
	Lehman Brothers Holdings, Inc.	6.875%	7/17/37	1,075	1,056
	Merrill Lynch & Co., Inc.	4.125%	1/15/09	275	272
	Merrill Lynch & Co., Inc.	6.000%	2/17/09	1,200	1,216
	Merrill Lynch & Co., Inc.	4.250%	2/8/10	1,800	1,756
	Merrill Lynch & Co., Inc.	4.790%	8/4/10	1,875	1,869
	Merrill Lynch & Co., Inc.	5.770%	7/25/11	1,100	1,110
	Merrill Lynch & Co., Inc.	6.050%	8/15/12	450	457
	Merrill Lynch & Co., Inc.	5.000%	2/3/14	500	480
	Merrill Lynch & Co., Inc.	5.450%	7/15/14	550	540
	Merrill Lynch & Co., Inc.	5.000%	1/15/15	3,150	2,982
	Merrill Lynch & Co., Inc.	6.050%	5/16/16	650	639
	Merrill Lynch & Co., Inc.	5.700%	5/2/17	2,325	2,245
	Merrill Lynch & Co., Inc.	6.400%	8/28/17	5,000	5,091
	Merrill Lynch & Co., Inc.	6.220%	9/15/26	725	672
	Merrill Lynch & Co., Inc.	6.110%	1/29/37	1,975	1,743
	Morgan Stanley Dean Witter	3.875%	1/15/09	6,100	6,042
	Morgan Stanley Dean Witter	4.000%	1/15/10	4,075	4,025
	Morgan Stanley Dean Witter	4.250%	5/15/10	675	662
	Morgan Stanley Dean Witter	6.750%	4/15/11	1,525	1,602
	Morgan Stanley Dean Witter	5.625%	1/9/12	1,025	1,041
	Morgan Stanley Dean Witter	5.750%	8/31/12	600	615
	Morgan Stanley Dean Witter	5.250%	11/2/12	725	727
	Morgan Stanley Dean Witter	4.750%	4/1/14	5,725	5,352
	Morgan Stanley Dean Witter	5.375%	10/15/15	925	905
	Morgan Stanley Dean Witter	5.750%	10/18/16	1,175	1,178
	Morgan Stanley Dean Witter	5.450%	1/9/17	1,075	1,046
	Morgan Stanley Dean Witter	5.550%	4/27/17	1,200	1,175
	Morgan Stanley Dean Witter	5.950%	12/28/17	575	576
	Morgan Stanley Dean Witter	6.250%	8/9/26	2,375	2,345
	Morgan Stanley Dean Witter	7.250%	4/1/32	1,200	1,317

22

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Finance Companies (1.7%)
	Allied Capital Corp.	6.000%	4/1/12	375	376
	American Express Bank, FSB	5.550%	10/17/12	650	664
	American Express Bank, FSB	6.000%	9/13/17	575	589
	American Express Centurion Bank	4.375%	7/30/09	775	772
	American Express Centurion Bank	5.550%	10/17/12	700	718
	American Express Centurion Bank	6.000%	9/13/17	725	738
	American Express Co.	4.750%	6/17/09	175	175
	American Express Co.	5.250%	9/12/11	500	504
	American Express Co.	5.500%	9/12/16	500	495
	American Express Co.	6.150%	8/28/17	1,525	1,560
2	American Express Co.	6.800%	9/1/66	700	707
	American Express Credit Corp.	5.000%	12/2/10	975	987
4	American Express Travel	5.250%	11/21/11	1,275	1,291
	American General Finance Corp.	3.875%	10/1/09	325	319
	American General Finance Corp.	4.875%	5/15/10	350	349
	American General Finance Corp.	5.625%	8/17/11	725	728
	American General Finance Corp.	4.875%	7/15/12	1,050	1,014
	American General Finance Corp.	5.850%	6/1/13	1,925	1,882
	American General Finance Corp.	5.750%	9/15/16	3,500	3,264
	American General Finance Corp.	6.900%	12/15/17	1,300	1,301
	CIT Group Co. of Canada	4.650%	7/1/10	800	770
	CIT Group Co. of Canada	5.600%	11/2/11	400	385
	CIT Group Co. of Canada	5.200%	6/1/15	675	588
	CIT Group, Inc.	5.000%	11/24/08	450	445
	CIT Group, Inc.	4.250%	2/1/10	600	568
	CIT Group, Inc.	5.200%	11/3/10	325	309
	CIT Group, Inc.	4.750%	12/15/10	525	504
	CIT Group, Inc.	5.600%	4/27/11	175	167
	CIT Group, Inc.	5.800%	7/28/11	425	410
	CIT Group, Inc.	7.625%	11/30/12	275	279
	CIT Group, Inc.	5.400%	3/7/13	100	92
	CIT Group, Inc.	5.125%	9/30/14	2,650	2,342
	CIT Group, Inc.	5.000%	2/1/15	275	239
	CIT Group, Inc.	5.400%	1/30/16	525	459
	CIT Group, Inc.	5.850%	9/15/16	800	717
	CIT Group, Inc.	5.650%	2/13/17	3,800	3,345
	CIT Group, Inc.	6.000%	4/1/36	750	606
2	CIT Group, Inc.	6.100%	3/15/67	25	18
	Capital One Bank	5.750%	9/15/10	1,375	1,391
	Capital One Capital III	7.686%	8/15/36	600	480
	Capital One Capital IV	6.745%	2/17/37	375	282
	Capital One Financial	5.700%	9/15/11	400	397
	Capital One Financial	4.800%	2/21/12	175	169
	Capital One Financial	5.500%	6/1/15	425	398
	Capital One Financial	6.150%	9/1/16	900	838
	Capital One Financial	5.250%	2/21/17	1,150	1,013
	Capital One Financial	6.750%	9/15/17	2,275	2,206
4	Capmark Financial Group	5.875%	5/10/12	150	121
4	Capmark Financial Group	6.300%	5/10/17	350	263
	Countrywide Financial Corp.	6.250%	5/15/16	1,325	762
	Countrywide Home Loan	6.250%	4/15/09	1,000	800
	Countrywide Home Loan	4.125%	9/15/09	1,700	1,252
	Countrywide Home Loan	4.000%	3/22/11	1,425	1,024

23

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	General Electric Capital Corp.	3.125%	4/1/09	75	74
	General Electric Capital Corp.	5.250%	10/27/09	700	713
	General Electric Capital Corp.	7.375%	1/19/10	1,575	1,667
	General Electric Capital Corp.	4.875%	10/21/10	1,600	1,629
	General Electric Capital Corp.	6.125%	2/22/11	5,850	6,118
	General Electric Capital Corp.	5.500%	4/28/11	1,450	1,495
	General Electric Capital Corp.	5.875%	2/15/12	9,200	9,608
	General Electric Capital Corp.	4.375%	3/3/12	1,050	1,039
	General Electric Capital Corp.	4.250%	6/15/12	1,675	1,648
	General Electric Capital Corp.	6.000%	6/15/12	950	999
	General Electric Capital Corp.	5.250%	10/19/12	4,900	5,025
	General Electric Capital Corp.	5.450%	1/15/13	1,400	1,449
	General Electric Capital Corp.	5.500%	6/4/14	3,000	3,080
	General Electric Capital Corp.	5.650%	6/9/14	1,225	1,275
	General Electric Capital Corp.	5.000%	1/8/16	850	847
	General Electric Capital Corp.	5.375%	10/20/16	325	330
	General Electric Capital Corp.	5.400%	2/15/17	1,625	1,644
	General Electric Capital Corp.	5.625%	9/15/17	1,150	1,182
	General Electric Capital Corp.	6.750%	3/15/32	3,025	3,428
	General Electric Capital Corp.	6.150%	8/7/37	600	634
	General Electric Capital Corp.	6.375%	11/15/67	1,150	1,192
2	HSBC Finance Capital Trust IX	5.911%	11/30/35	100	93
	HSBC Finance Corp.	4.125%	12/15/08	800	796
	HSBC Finance Corp.	4.750%	5/15/09	3,150	3,137
	HSBC Finance Corp.	4.125%	11/16/09	1,050	1,041
	HSBC Finance Corp.	4.625%	9/15/10	1,950	1,940
	HSBC Finance Corp.	5.250%	1/14/11	2,275	2,273
	HSBC Finance Corp.	5.700%	6/1/11	2,350	2,372
	HSBC Finance Corp.	6.375%	10/15/11	350	362
	HSBC Finance Corp.	7.000%	5/15/12	1,375	1,438
	HSBC Finance Corp.	5.900%	6/19/12	1,050	1,054
	HSBC Finance Corp.	6.375%	11/27/12	750	783
	HSBC Finance Corp.	4.750%	7/15/13	1,075	1,040
	HSBC Finance Corp.	5.250%	1/15/14	875	867
	HSBC Finance Corp.	5.000%	6/30/15	4,700	4,497
	International Lease Finance Corp.	6.375%	3/15/09	450	459
	International Lease Finance Corp.	3.500%	4/1/09	150	148
	International Lease Finance Corp.	4.875%	9/1/10	875	873
	International Lease Finance Corp.	5.125%	11/1/10	1,475	1,485
	International Lease Finance Corp.	5.450%	3/24/11	825	836
	International Lease Finance Corp.	5.750%	6/15/11	2,500	2,525
	International Lease Finance Corp.	5.300%	5/1/12	100	100
	International Lease Finance Corp.	5.000%	9/15/12	1,225	1,209
	International Lease Finance Corp.	5.625%	9/20/13	100	101
	International Lease Finance Corp.	5.650%	6/1/14	1,150	1,153
	iStar Financial Inc.	6.000%	12/15/10	250	230
	iStar Financial Inc.	5.800%	3/15/11	900	814
	iStar Financial Inc.	5.650%	9/15/11	425	381
	iStar Financial Inc.	5.150%	3/1/12	1,125	973
	iStar Financial Inc.	5.950%	10/15/13	200	175
	iStar Financial Inc.	5.875%	3/15/16	325	262
	iStar Financial Inc.	5.850%	3/15/17	200	157
	SLM Corp.	4.500%	7/26/10	450	415
	SLM Corp.	5.400%	10/25/11	4,100	3,818

24

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	SLM Corp.	5.050%	11/14/14	750	631
	SLM Corp.	5.625%	8/1/33	1,075	777

	Insurance (1.1%)
	ACE Capital Trust II	9.700%	4/1/30	225	279
	ACE INA Holdings, Inc.	5.700%	2/15/17	950	937
	AEGON Funding Corp.	5.750%	12/15/20	100	96
	AEGON NV	4.750%	6/1/13	475	472
	AXA Financial, Inc.	7.750%	8/1/10	325	350
	AXA SA	8.600%	12/15/30	1,625	1,981
	Aetna, Inc.	7.875%	3/1/11	150	163
	Aetna, Inc.	5.750%	6/15/11	300	308
	Aetna, Inc.	6.000%	6/15/16	75	75
	Aetna, Inc.	6.625%	6/15/36	2,000	1,960
	Allied World Assurance	7.500%	8/1/16	725	756
	Allstate Corp.	7.200%	12/1/09	800	840
	Allstate Corp.	6.125%	2/15/12	500	529
	Allstate Corp.	5.000%	8/15/14	950	927
	Allstate Corp.	6.125%	12/15/32	550	532
	Allstate Corp.	5.550%	5/9/35	250	223
2	Allstate Corp.	6.125%	5/15/37	350	341
2	Allstate Corp.	6.500%	5/15/57	325	302
	Allstate Life Global Funding	4.500%	5/29/09	300	301
	Ambac, Inc.	5.950%	12/5/35	1,050	819
	Ambac, Inc.	6.150%	2/15/37	125	92
	American General Capital II	8.500%	7/1/30	100	118
	American International Group, Inc.	4.700%	10/1/10	1,550	1,543
	American International Group, Inc.	5.375%	10/18/11	500	509
	American International Group, Inc.	4.950%	3/20/12	1,300	1,288
	American International Group, Inc.	5.050%	10/1/15	2,350	2,263
	American International Group, Inc.	5.600%	10/18/16	1,275	1,276
	American International Group, Inc.	5.850%	1/16/18	900	905
	American International Group, Inc.	6.250%	5/1/36	375	377
	American International Group, Inc.	6.250%	3/15/37	350	313
	Arch Capital Group Ltd.	7.350%	5/1/34	800	873
	Aspen Insurance Holdings Ltd.	6.000%	8/15/14	225	230
	Assurant, Inc.	5.625%	2/15/14	500	481
	Assurant, Inc.	6.750%	2/15/34	850	808
	Axis Capital Holdings	5.750%	12/1/14	175	176
	Berkshire Hathaway Finance Corp.	4.125%	1/15/10	1,085	1,085
	Berkshire Hathaway Finance Corp.	4.200%	12/15/10	350	351
	Berkshire Hathaway Finance Corp.	4.750%	5/15/12	425	429
	Berkshire Hathaway Finance Corp.	4.625%	10/15/13	850	852
	Berkshire Hathaway Finance Corp.	5.100%	7/15/14	50	51
	Berkshire Hathaway Finance Corp.	4.850%	1/15/15	1,625	1,620
	CIGNA Corp.	7.875%	5/15/27	150	169
	CIGNA Corp.	6.150%	11/15/36	1,050	975
	CNA Financial Corp.	6.000%	8/15/11	200	206
	CNA Financial Corp.	5.850%	12/15/14	1,275	1,276
	CNA Financial Corp.	6.500%	8/15/16	475	486
2	Chubb Corp.	6.375%	3/29/37	300	293
	Chubb Corp.	6.000%	5/11/37	1,175	1,118
	Cincinnati Financial Corp.	6.920%	5/15/28	400	416
	Cincinnati Financial Corp.	6.125%	11/1/34	375	354

25

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Commerce Group, Inc.	5.950%	12/9/13	125	128
	Coventry Health Care Inc.	6.300%	8/15/14	675	686
2	Everest Reinsurance Holdings, Inc.	6.600%	5/15/37	350	312
	Fidelity National Financial, Inc.	7.300%	8/15/11	400	423
	Fund American Cos., Inc.	5.875%	5/15/13	250	255
	GE Global Insurance Holdings Corp.	6.450%	3/1/19	575	615
	GE Global Insurance Holdings Corp.	7.000%	2/15/26	475	508
	GE Global Insurance Holdings Corp.	7.750%	6/15/30	350	406
	Genworth Financial, Inc.	4.750%	6/15/09	375	374
	Genworth Financial, Inc.	5.125%	3/15/11	650	660
	Genworth Financial, Inc.	5.750%	6/15/14	175	173
	Genworth Financial, Inc.	4.950%	10/1/15	100	94
	Genworth Financial, Inc.	6.500%	6/15/34	375	370
2	Genworth Financial, Inc.	6.150%	11/15/66	200	182
	Hartford Financial Services Group, Inc.	5.250%	10/15/11	625	630
	Hartford Financial Services Group, Inc.	5.500%	10/15/16	250	244
	Hartford Financial Services Group, Inc.	5.375%	3/15/17	300	289
	Hartford Financial Services Group, Inc.	6.100%	10/1/41	1,325	1,242
	Humana Inc.	6.450%	6/1/16	1,200	1,201
2	ING Capital Funding Trust III	5.775%	12/8/49	750	700
	ING USA Global	4.500%	10/1/10	1,925	1,929
	Lincoln National Corp.	5.650%	8/27/12	150	152
	Lincoln National Corp.	6.150%	4/7/36	1,575	1,480
2	Lincoln National Corp.	6.050%	4/20/67	225	209
	Loews Corp.	6.000%	2/1/35	175	163
	Marsh & McLennan Cos., Inc.	5.150%	9/15/10	125	126
	Marsh & McLennan Cos., Inc.	6.250%	3/15/12	925	954
	Marsh & McLennan Cos., Inc.	5.750%	9/15/15	2,200	2,155
	MetLife, Inc.	5.375%	12/15/12	350	353
	MetLife, Inc.	5.000%	11/24/13	225	224
	MetLife, Inc.	5.500%	6/15/14	100	101
	MetLife, Inc.	5.000%	6/15/15	1,000	972
	MetLife, Inc.	6.375%	6/15/34	800	791
	MetLife, Inc.	5.700%	6/15/35	300	274
	Principal Financial Group, Inc.	6.050%	10/15/36	550	520
	Principal Life Income Funding	5.125%	3/1/11	600	613
	Principal Life Income Funding	5.300%	12/14/12	1,075	1,087
	Principal Life Income Funding	5.100%	4/15/14	350	343
	Progressive Corp.	6.375%	1/15/12	500	529
	Progressive Corp.	6.625%	3/1/29	575	609
2	Progressive Corp.	6.700%	6/15/37	700	660
	Protective Life Secured Trust	4.850%	8/16/10	500	502
	Prudential Financial, Inc.	5.800%	6/15/12	775	790
	Prudential Financial, Inc.	4.500%	7/15/13	225	214
	Prudential Financial, Inc.	4.750%	4/1/14	400	380
	Prudential Financial, Inc.	5.100%	9/20/14	450	436
	Prudential Financial, Inc.	5.500%	3/15/16	125	121
	Prudential Financial, Inc.	6.100%	6/15/17	600	603
	Prudential Financial, Inc.	6.000%	12/1/17	500	499
	Prudential Financial, Inc.	5.750%	7/15/33	450	402
	Prudential Financial, Inc.	5.400%	6/13/35	450	387
	Prudential Financial, Inc.	5.900%	3/17/36	650	590
	Prudential Financial, Inc.	5.700%	12/14/36	2,000	1,772
	Prudential Financial, Inc.	6.625%	12/1/37	750	748

26

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Safeco Corp.	4.875%	2/1/10	250	250
	St. Paul Travelers Cos., Inc.	5.500%	12/1/15	350	349
	St. Paul Travelers Cos., Inc.	6.250%	6/20/16	850	891
	Torchmark Corp.	6.375%	6/15/16	500	523
2	Travelers Cos. Inc.	6.250%	3/15/37	300	282
	Travelers Cos. Inc.	6.250%	6/15/37	600	585
	Travelers Property Casualty Corp.	6.375%	3/15/33	1,550	1,523
	UnitedHealth Group, Inc.	4.125%	8/15/09	1,075	1,065
4	UnitedHealth Group, Inc.	5.500%	11/15/12	1,175	1,198
	UnitedHealth Group, Inc.	5.000%	8/15/14	250	243
	UnitedHealth Group, Inc.	4.875%	3/15/15	600	574
4	UnitedHealth Group, Inc.	6.000%	6/15/17	300	304
4	UnitedHealth Group, Inc.	6.000%	11/15/17	200	203
	UnitedHealth Group, Inc.	5.800%	3/15/36	200	185
4	UnitedHealth Group, Inc.	6.500%	6/15/37	350	347
4	UnitedHealth Group, Inc.	6.625%	11/15/37	1,150	1,159
	WellPoint Inc.	4.250%	12/15/09	125	124
	WellPoint Inc.	5.000%	1/15/11	1,075	1,077
	WellPoint Inc.	6.375%	1/15/12	275	286
	WellPoint Inc.	5.000%	12/15/14	575	554
	WellPoint Inc.	5.250%	1/15/16	100	97
	WellPoint Inc.	5.875%	6/15/17	800	798
	WellPoint Inc.	5.950%	12/15/34	1,275	1,199
	WellPoint Inc.	5.850%	1/15/36	1,650	1,523
	WellPoint Inc.	6.375%	6/15/37	1,075	1,055
	Willis North America Inc.	5.625%	7/15/15	500	478
	Willis North America Inc.	6.200%	3/28/17	500	497
	XL Capital Ltd.	5.250%	9/15/14	1,050	1,013
	XL Capital Ltd.	6.375%	11/15/24	125	121
	XL Capital Ltd.	6.250%	5/15/27	1,625	1,502
2	XL Capital Ltd.	6.500%	12/15/49	550	484

	Real Estate Investment Trusts (0.4%)
	Arden Realty LP	5.250%	3/1/15	100	100
	AvalonBay Communities, Inc.	5.500%	1/15/12	275	273
	AvalonBay Communities, Inc.	5.750%	9/15/16	125	121
	Boston Properties, Inc.	6.250%	1/15/13	600	610
	Boston Properties, Inc.	5.625%	4/15/15	375	364
	Brandywine Operating Partnership	5.625%	12/15/10	1,025	1,035
	Brandywine Operating Partnership	5.400%	11/1/14	50	47
	Camden Property Trust	5.700%	5/15/17	525	496
	Colonial Realty LP	5.500%	10/1/15	175	159
	Developers Diversified Realty Corp.	5.375%	10/15/12	825	811
	Duke Realty LP	5.625%	8/15/11	200	203
	Duke Realty LP	5.950%	2/15/17	225	218
	ERP Operating LP	6.625%	3/15/12	175	181
	ERP Operating LP	5.500%	10/1/12	650	647
	ERP Operating LP	5.125%	3/15/16	1,075	996
	ERP Operating LP	5.375%	8/1/16	225	212
	ERP Operating LP	5.750%	6/15/17	425	406
	HCP Inc.	6.700%	1/30/18	400	392
	HRPT Properties Trust	6.250%	8/15/16	250	243
	HRPT Properties Trust	6.250%	6/15/17	625	604
	Health Care Property Investors, Inc.	6.450%	6/25/12	850	863

27

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Health Care REIT, Inc.	6.200%	6/1/16	1,650	1,584
Hospitality Properties	5.125%	2/15/15	175	159
Kimco Realty Corp.	5.783%	3/15/16	125	119
Liberty Property LP	5.125%	3/2/15	1,975	1,828
Liberty Property LP	5.500%	12/15/16	175	163
National Retail Properties	6.875%	10/15/17	1,575	1,573
Nationwide Health Properties, Inc.	6.250%	2/1/13	650	671
ProLogis	5.250%	11/15/10	525	530
ProLogis	5.500%	3/1/13	175	176
ProLogis	5.625%	11/15/15	775	737
ProLogis	5.750%	4/1/16	525	501
ProLogis	5.625%	11/15/16	575	533
Realty Income Corp.	6.750%	8/15/19	950	951
Regency Centers LP	6.750%	1/15/12	1,275	1,325
Simon Property Group Inc.	4.600%	6/15/10	825	819
Simon Property Group Inc.	4.875%	8/15/10	300	297
Simon Property Group Inc.	5.600%	9/1/11	500	501
Simon Property Group Inc.	5.000%	3/1/12	350	344
Simon Property Group Inc.	5.750%	12/1/15	950	919
Simon Property Group Inc.	6.100%	5/1/16	200	201
Simon Property Group Inc.	5.250%	12/1/16	2,100	1,960
Simon Property Group Inc.	5.875%	3/1/17	950	920
Tanger Factory Outlet Centers, Inc.	6.150%	11/15/15	525	526
Vornado Realty	5.600%	2/15/11	925	921

Other (0.0%)
XTRA Finance Corp.	5.150%	4/1/17	2,050	2,037
				639,228
Industrial (9.1%)
Basic Industry (0.6%)
Alcan, Inc.	6.450%	3/15/11	600	628
Alcan, Inc.	4.875%	9/15/12	700	693
Alcan, Inc.	4.500%	5/15/13	500	486
Alcan, Inc.	5.000%	6/1/15	100	97
Alcan, Inc.	6.125%	12/15/33	1,825	1,758
Alcoa, Inc.	5.720%	2/23/19	1,815	1,772
Alcoa, Inc.	5.870%	2/23/22	410	395
Alcoa, Inc.	5.900%	2/1/27	25	23
BHP Billiton Finance	5.250%	12/15/15	725	712
BHP Finance USA Ltd.	8.500%	12/1/12	300	342
BHP Finance USA Ltd.	5.400%	3/29/17	285	280
Barrick Gold Finance Inc.	4.875%	11/15/14	225	214
Celulosa Arauco Constitution SA	8.625%	8/15/10	775	848
Celulosa Arauco Constitution SA	5.625%	4/20/15	825	814
Commercial Metals Co.	6.500%	7/15/17	300	313
Dow Chemical Co.	6.125%	2/1/11	1,575	1,633
Dow Chemical Co.	6.000%	10/1/12	125	130
Dow Chemical Co.	7.375%	11/1/29	1,150	1,270
E.I. du Pont de Nemours & Co.	6.875%	10/15/09	725	752
E.I. du Pont de Nemours & Co.	4.125%	4/30/10	125	124
E.I. du Pont de Nemours & Co.	4.750%	11/15/12	975	973
E.I. du Pont de Nemours & Co.	5.000%	1/15/13	100	101
E.I. du Pont de Nemours & Co.	5.250%	12/15/16	75	74
E.I. du Pont de Nemours & Co.	6.500%	1/15/28	175	188

28

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Eastman Chemical Co.	7.250%	1/15/24	525	566
	Eastman Chemical Co.	7.600%	2/1/27	275	309
	Falconbridge Ltd.	7.350%	6/5/12	275	299
	ICI Wilmington	4.375%	12/1/08	575	570
	Inco Ltd.	7.750%	5/15/12	275	301
	Inco Ltd.	5.700%	10/15/15	450	452
	International Paper Co.	4.250%	1/15/09	700	693
	International Paper Co.	5.850%	10/30/12	292	298
	International Paper Co.	5.300%	4/1/15	550	540
	Lubrizol Corp.	5.500%	10/1/14	1,525	1,517
	Lubrizol Corp.	6.500%	10/1/34	850	865
	MeadWestvaco Corp.	6.850%	4/1/12	225	238
	Monsanto Co.	7.375%	8/15/12	500	546
	Newmont Mining	5.875%	4/1/35	225	195
	Noranda, Inc.	7.250%	7/15/12	950	1,025
	Noranda, Inc.	5.500%	6/15/17	900	866
	Nucor Corp.	5.750%	12/1/17	450	452
	Nucor Corp.	6.400%	12/1/37	325	329
	Placer Dome, Inc.	6.450%	10/15/35	950	979
	Plum Creek Timber Co.	5.875%	11/15/15	525	518
	Potash Corp. of Saskatchewan	7.750%	5/31/11	1,775	1,923
	Praxair, Inc.	3.950%	6/1/13	950	919
	Praxair, Inc.	5.250%	11/15/14	750	768
	Praxair, Inc.	5.200%	3/15/17	25	25
2	Rohm & Haas Co.	9.800%	4/15/20	301	383
	Rohm & Haas Co.	7.850%	7/15/29	875	1,052
	Southern Copper Corp.	7.500%	7/27/35	1,250	1,320
	Teck Cominco Ltd.	6.125%	10/1/35	675	625
	Vale Overseas Ltd.	6.250%	1/11/16	150	150
	Vale Overseas Ltd.	6.250%	1/23/17	475	476
	Vale Overseas Ltd.	8.250%	1/17/34	325	373
	Vale Overseas Ltd.	6.875%	11/21/36	2,850	2,830
	WMC Finance USA	5.125%	5/15/13	1,000	999
	Weyerhaeuser Co.	6.750%	3/15/12	2,050	2,146
	Weyerhaeuser Co.	7.375%	3/15/32	1,925	1,942

	Capital Goods (0.9%)
	3M Co.	5.125%	11/6/09	175	179
[2,4]	BAE Systems Asset Trust	7.156%	12/15/11	69	72
	Bemis Co. Inc.	4.875%	4/1/12	450	449
	Boeing Capital Corp.	7.375%	9/27/10	400	430
	Boeing Capital Corp.	6.500%	2/15/12	2,025	2,170
	Boeing Co.	8.750%	8/15/21	550	714
	Boeing Co.	7.250%	6/15/25	875	1,017
	Boeing Co.	8.750%	9/15/31	175	239
	Boeing Co.	6.125%	2/15/33	75	79
	CRH America Inc.	5.625%	9/30/11	525	529
	CRH America Inc.	6.950%	3/15/12	800	845
	CRH America Inc.	5.300%	10/15/13	450	439
	CRH America Inc.	6.000%	9/30/16	1,050	1,020
	CRH America Inc.	6.400%	10/15/33	350	322
	Caterpillar Financial Services Corp.	4.150%	1/15/10	2,550	2,534
	Caterpillar Financial Services Corp.	4.300%	6/1/10	1,750	1,744
	Caterpillar Financial Services Corp.	4.750%	2/17/15	125	122

29

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Caterpillar Financial Services Corp.	4.625%	6/1/15	275	264
Caterpillar, Inc.	7.300%	5/1/31	1,000	1,163
Caterpillar, Inc.	7.375%	3/1/97	775	884
Deere & Co.	6.950%	4/25/14	325	358
Deere & Co.	8.100%	5/15/30	1,175	1,510
Deere & Co.	7.125%	3/3/31	675	769
Embraer Overseas Ltd.	6.375%	1/24/17	700	672
Emerson Electric Co.	7.125%	8/15/10	850	916
Emerson Electric Co.	4.625%	10/15/12	1,150	1,150
Emerson Electric Co.	4.500%	5/1/13	400	393
General Dynamics Corp.	4.500%	8/15/10	125	126
General Dynamics Corp.	4.250%	5/15/13	1,700	1,649
General Electric Co.	5.000%	2/1/13	5,000	5,085
General Electric Co.	5.250%	12/6/17	700	699
Hanson PLC	5.250%	3/15/13	175	172
Honeywell International, Inc.	6.125%	11/1/11	350	369
Honeywell International, Inc.	5.625%	8/1/12	1,100	1,143
Honeywell International, Inc.	5.400%	3/15/16	1,175	1,192
Honeywell International, Inc.	5.700%	3/15/36	125	123
John Deere Capital Corp.	4.875%	3/16/09	1,750	1,755
John Deere Capital Corp.	5.400%	10/17/11	1,425	1,468
John Deere Capital Corp.	5.350%	1/17/12	450	462
John Deere Capital Corp.	7.000%	3/15/12	1,000	1,084
John Deere Capital Corp.	5.500%	4/13/17	200	202
Joy Global, Inc.	6.000%	11/15/16	250	255
Lafarge SA	6.150%	7/15/11	75	78
Lafarge SA	6.500%	7/15/16	900	893
Lafarge SA	7.125%	7/15/36	2,075	2,028
Lockheed Martin Corp.	7.650%	5/1/16	1,425	1,644
Lockheed Martin Corp.	6.150%	9/1/36	1,500	1,540
Masco Corp.	5.875%	7/15/12	200	206
Masco Corp.	4.800%	6/15/15	1,375	1,252
Masco Corp.	6.500%	8/15/32	175	162
Minnesota Mining & Manufacturing Corp.	6.375%	2/15/28	625	692
Minnesota Mining & Manufacturing Corp.	5.700%	3/15/37	600	612
Mohawk Industries Inc.	5.750%	1/15/11	2,500	2,560
Mohawk Industries Inc.	6.125%	1/15/16	1,400	1,417
Northrop Grumman Corp.	7.125%	2/15/11	1,350	1,443
Northrop Grumman Corp.	7.750%	3/1/16	275	323
Northrop Grumman Corp.	7.750%	2/15/31	1,300	1,604
Owens Corning, Inc.	6.500%	12/1/16	125	115
Owens Corning, Inc.	7.000%	12/1/36	175	160
Raytheon Co.	4.850%	1/15/11	775	783
Raytheon Co.	5.500%	11/15/12	725	752
Raytheon Co.	5.375%	4/1/13	75	77
Raytheon Co.	7.200%	8/15/27	500	568
Republic Services, Inc.	6.750%	8/15/11	350	369
Republic Services, Inc.	6.086%	3/15/35	350	333
TRW, Inc.	7.750%	6/1/29	350	425
Textron Financial Corp.	4.600%	5/3/10	2,100	2,101
Textron Financial Corp.	5.125%	11/1/10	450	455
Textron, Inc.	6.500%	6/1/12	1,000	1,060
Tyco International Group SA	6.125%	11/1/08	500	510
Tyco International Group SA	6.125%	1/15/09	100	102

30

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tyco International Group SA	6.750%	2/15/11	2,575	2,677
Tyco International Group SA	6.000%	11/15/13	125	129
Tyco International Group SA	7.000%	6/15/28	1,175	1,212
United Technologies Corp.	4.375%	5/1/10	725	727
United Technologies Corp.	7.125%	11/15/10	250	269
United Technologies Corp.	6.350%	3/1/11	1,025	1,091
United Technologies Corp.	6.100%	5/15/12	300	318
United Technologies Corp.	4.875%	5/1/15	325	320
United Technologies Corp.	8.875%	11/15/19	850	1,092
United Technologies Corp.	7.500%	9/15/29	350	412
United Technologies Corp.	5.400%	5/1/35	500	466
United Technologies Corp.	6.050%	6/1/36	400	411
Waste Management, Inc.	6.875%	5/15/09	850	873
Waste Management, Inc.	7.375%	8/1/10	175	185
Waste Management, Inc.	6.375%	11/15/12	225	238

Communication (2.4%)
AT&T Inc.	6.000%	3/15/09	925	937
AT&T Inc.	4.125%	9/15/09	625	622
AT&T Inc.	5.300%	11/15/10	650	663
AT&T Inc.	6.250%	3/15/11	400	418
AT&T Inc.	7.300%	11/15/11	975	1,055
AT&T Inc.	5.875%	2/1/12	960	995
AT&T Inc.	5.875%	8/15/12	1,315	1,363
AT&T Inc.	4.950%	1/15/13	1,250	1,258
AT&T Inc.	5.100%	9/15/14	3,650	3,632
AT&T Inc.	5.625%	6/15/16	2,800	2,854
AT&T Inc.	8.000%	11/15/31	3,375	4,143
AT&T Inc.	6.450%	6/15/34	725	749
AT&T Inc.	6.150%	9/15/34	250	248
AT&T Inc.	6.500%	9/1/37	3,150	3,337
AT&T Inc.	6.300%	1/15/38	1,175	1,200
AT&T Wireless	7.875%	3/1/11	2,150	2,332
AT&T Wireless	8.125%	5/1/12	2,225	2,483
AT&T Wireless	8.750%	3/1/31	825	1,064
America Movil SA de C.V.	4.125%	3/1/09	450	447
America Movil SA de C.V.	5.500%	3/1/14	225	223
America Movil SA de C.V.	5.750%	1/15/15	1,500	1,494
America Movil SA de C.V.	6.375%	3/1/35	675	665
America Movil SA de C.V.	6.125%	11/15/37	750	708
BellSouth Capital Funding	7.875%	2/15/30	650	753
BellSouth Corp.	4.200%	9/15/09	1,150	1,148
BellSouth Corp.	5.200%	12/15/16	200	195
BellSouth Corp.	6.875%	10/15/31	450	486
BellSouth Corp.	6.550%	6/15/34	500	515
BellSouth Corp.	6.000%	11/15/34	555	536
BellSouth Telecommunications	6.375%	6/1/28	1,685	1,668
British Sky Broadcasting Corp.	6.875%	2/23/09	875	893
British Sky Broadcasting Corp.	8.200%	7/15/09	125	131
British Telecommunications PLC	8.625%	12/15/10	1,100	1,209
British Telecommunications PLC	9.125%	12/15/30	2,000	2,646
CBS Corp.	7.875%	7/30/30	375	407
CenturyTel Enterprises	6.875%	1/15/28	175	177
CenturyTel, Inc.	7.875%	8/15/12	225	247

31

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Cingular Wireless LLC	6.500%	12/15/11	2,200	2,324
	Cingular Wireless LLC	7.125%	12/15/31	1,400	1,554
	Comcast Cable Communications Holdings Inc.	8.375%	3/15/13	1,350	1,512
	Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	175	218
	Comcast Cable Communications, Inc.	6.875%	6/15/09	2,500	2,569
	Comcast Cable Communications, Inc.	6.750%	1/30/11	3,500	3,660
	Comcast Cable Communications, Inc.	8.875%	5/1/17	625	738
	Comcast Corp.	5.500%	3/15/11	450	455
	Comcast Corp.	5.300%	1/15/14	200	197
	Comcast Corp.	6.500%	1/15/15	1,450	1,513
	Comcast Corp.	5.900%	3/15/16	600	605
	Comcast Corp.	6.300%	11/15/17	150	156
	Comcast Corp.	5.875%	2/15/18	1,600	1,598
	Comcast Corp.	7.050%	3/15/33	175	190
	Comcast Corp.	6.500%	11/15/35	6,425	6,537
	Comcast Corp.	6.450%	3/15/37	1,200	1,213
	Cox Communications, Inc.	4.625%	1/15/10	1,000	992
	Cox Communications, Inc.	6.750%	3/15/11	3,675	3,813
	Cox Communications, Inc.	7.125%	10/1/12	450	483
	Cox Communications, Inc.	5.450%	12/15/14	550	535
	Deutsche Telekom International Finance	8.000%	6/15/10	4,775	5,098
	Deutsche Telekom International Finance	5.250%	7/22/13	875	880
	Deutsche Telekom International Finance	5.750%	3/23/16	650	651
	Deutsche Telekom International Finance	8.250%	6/15/30	2,150	2,676
	Embarq Corp.	7.082%	6/1/16	1,450	1,492
	Embarq Corp.	7.995%	6/1/36	225	236
	France Telecom	7.750%	3/1/11	2,500	2,704
	France Telecom	8.500%	3/1/31	3,100	4,032
	Gannett Co., Inc.	6.375%	4/1/12	1,000	1,037
	Grupo Televisa SA	6.625%	3/18/25	625	635
	GTE Corp.	8.750%	11/1/21	175	213
	Koninklijke KPN NV	8.000%	10/1/10	765	818
	Koninklijke KPN NV	8.375%	10/1/30	500	601
	McGraw-Hill Cos. Inc.	5.375%	11/15/12	750	765
	McGraw-Hill Cos. Inc.	5.900%	11/15/17	825	829
	McGraw-Hill Cos. Inc.	6.550%	11/15/37	925	928
	New England Telephone & Telegraph Co.	7.875%	11/15/29	1,575	1,812
	News America Holdings, Inc.	9.250%	2/1/13	350	410
	News America Holdings, Inc.	8.000%	10/17/16	425	482
	News America Holdings, Inc.	8.150%	10/17/36	175	209
	News America Inc.	5.300%	12/15/14	900	896
	News America Inc.	6.200%	12/15/34	2,075	2,018
	News America Inc.	6.400%	12/15/35	1,900	1,908
4	News America Inc.	6.650%	11/15/37	1,400	1,457
	Nextel Communications	6.875%	10/31/13	400	393
	Nextel Communications	5.950%	3/15/14	290	273
	Nextel Communications	7.375%	8/1/15	2,400	2,371
	Omnicom Group Inc.	5.900%	4/15/16	50	51
	Qwest Communications International Inc.	7.875%	9/1/11	775	809
	Qwest Communications International Inc.	8.875%	3/15/12	775	832
	Qwest Communications International Inc.	7.500%	10/1/14	500	507
	Qwest Communications International Inc.	6.500%	6/1/17	500	482
	R.R. Donnelley & Sons Co.	3.750%	4/1/09	175	172
	R.R. Donnelley & Sons Co.	4.950%	5/15/10	925	923

32

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
R.R. Donnelley & Sons Co.	5.625%	1/15/12	300	302
R.R. Donnelley & Sons Co.	4.950%	4/1/14	125	119
R.R. Donnelley & Sons Co.	5.500%	5/15/15	175	168
Reed Elsevier Capital	4.625%	6/15/12	100	98
Rogers Wireless Inc.	6.375%	3/1/14	2,250	2,284
Sprint Capital Corp.	6.375%	5/1/09	1,475	1,480
Sprint Capital Corp.	7.625%	1/30/11	2,650	2,765
Sprint Capital Corp.	8.375%	3/15/12	1,125	1,221
Sprint Capital Corp.	6.875%	11/15/28	1,550	1,469
Sprint Capital Corp.	8.750%	3/15/32	1,225	1,377
Sprint Nextel Corp.	6.000%	12/1/16	800	768
TCI Communications, Inc.	8.750%	8/1/15	675	785
TCI Communications, Inc.	7.875%	2/15/26	175	197
Telecom Italia Capital	4.000%	1/15/10	1,595	1,561
Telecom Italia Capital	6.200%	7/18/11	950	988
Telecom Italia Capital	5.250%	11/15/13	430	426
Telecom Italia Capital	5.250%	10/1/15	325	316
Telecom Italia Capital	6.375%	11/15/33	3,125	3,117
Telecom Italia Capital	7.200%	7/18/36	500	544
Tele-Communications, Inc.	7.875%	8/1/13	275	307
Telefonica Emisiones SAU	5.984%	6/20/11	1,375	1,411
Telefonica Emisiones SAU	6.421%	6/20/16	2,125	2,237
Telefonica Emisiones SAU	7.045%	6/20/36	2,750	3,097
Telefonica Europe BV	7.750%	9/15/10	1,425	1,520
Telefonica Europe BV	8.250%	9/15/30	400	490
Telefonos de Mexico SA	4.500%	11/19/08	200	199
Telefonos de Mexico SA	4.750%	1/27/10	375	375
Telefonos de Mexico SA	5.500%	1/27/15	2,900	2,838
Telus Corp.	8.000%	6/1/11	1,125	1,219
Thomson Corp.	6.200%	1/5/12	450	468
Thomson Corp.	5.700%	10/1/14	1,050	1,056
Thomson Corp.	5.500%	8/15/35	225	201
Time Warner Cable Inc.	5.400%	7/2/12	600	601
Time Warner Cable Inc.	5.850%	5/1/17	4,300	4,328
Time Warner Cable Inc.	6.550%	5/1/37	600	611
Time Warner Entertainment	10.150%	5/1/12	325	386
Time Warner Entertainment	8.875%	10/1/12	650	731
Time Warner Entertainment	8.375%	3/15/23	325	382
Time Warner Entertainment	8.375%	7/15/33	950	1,149
US Cellular	6.700%	12/15/33	325	298
US West Communications Group	7.500%	6/15/23	675	642
US West Communications Group	6.875%	9/15/33	675	622
Verizon Communications Corp.	5.350%	2/15/11	200	204
Verizon Communications Corp.	5.550%	2/15/16	2,200	2,230
Verizon Global Funding Corp.	7.250%	12/1/10	450	480
Verizon Global Funding Corp.	6.875%	6/15/12	3,450	3,724
Verizon Global Funding Corp.	7.375%	9/1/12	1,050	1,155
Verizon Global Funding Corp.	4.900%	9/15/15	1,000	979
Verizon Global Funding Corp.	7.750%	12/1/30	450	528
Verizon Global Funding Corp.	5.850%	9/15/35	1,775	1,735
Verizon New England, Inc.	6.500%	9/15/11	575	604
Verizon New Jersey, Inc.	5.875%	1/17/12	675	699
Verizon New York, Inc.	6.875%	4/1/12	225	239
Verizon New York, Inc.	7.375%	4/1/32	225	241

33

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Verizon Pennsylvania, Inc.	5.650%	11/15/11	850	876
	Verizon Virginia, Inc.	4.625%	3/15/13	275	265
	Viacom Inc.	6.625%	5/15/11	715	741
	Viacom Inc.	5.625%	8/15/12	460	461
	Viacom Inc.	5.500%	5/15/33	175	146
	Vodafone AirTouch PLC	7.750%	2/15/10	325	343
	Vodafone AirTouch PLC	7.875%	2/15/30	850	995
	Vodafone Group PLC	5.350%	2/27/12	1,875	1,899
	Vodafone Group PLC	5.000%	12/16/13	275	269
	Vodafone Group PLC	5.375%	1/30/15	800	789
	Vodafone Group PLC	5.750%	3/15/16	450	452
	Vodafone Group PLC	5.625%	2/27/17	1,000	1,006
	Vodafone Group PLC	6.250%	11/30/32	1,225	1,207
	Vodafone Group PLC	6.150%	2/27/37	300	298
	WPP Finance USA Corp.	5.875%	6/15/14	475	480

	Consumer Cyclical (1.3%)
	Brinker International	5.750%	6/1/14	125	122
	Centex Corp.	7.500%	1/15/12	500	474
	Centex Corp.	5.125%	10/1/13	550	471
	Centex Corp.	6.500%	5/1/16	400	353
	Costco Wholesale Corp.	5.300%	3/15/12	100	103
	Costco Wholesale Corp.	5.500%	3/15/17	1,925	1,950
	CVS Caremark Corp.	4.000%	9/15/09	75	74
	CVS Caremark Corp.	5.750%	8/15/11	800	820
2	CVS Caremark Corp.	6.302%	6/1/37	700	675
	CVS Corp.	4.875%	9/15/14	225	216
	CVS Corp.	6.125%	8/15/16	250	256
	CVS Corp.	6.250%	6/1/27	1,100	1,113
	D.R. Horton, Inc.	4.875%	1/15/10	225	205
	D.R. Horton, Inc.	6.000%	4/15/11	25	23
	D.R. Horton, Inc.	5.375%	6/15/12	500	427
	D.R. Horton, Inc.	5.250%	2/15/15	1,050	808
	D.R. Horton, Inc.	5.625%	1/15/16	1,000	836
	D.R. Horton, Inc.	6.500%	4/15/16	800	687
	DaimlerChrysler North America Holding Corp.	4.875%	6/15/10	225	223
	DaimlerChrysler North America Holding Corp.	8.000%	6/15/10	200	213
	DaimlerChrysler North America Holding Corp.	5.875%	3/15/11	3,525	3,573
	DaimlerChrysler North America Holding Corp.	5.750%	9/8/11	1,525	1,545
	DaimlerChrysler North America Holding Corp.	7.300%	1/15/12	3,775	4,029
	DaimlerChrysler North America Holding Corp.	6.500%	11/15/13	2,475	2,570
	DaimlerChrysler North America Holding Corp.	8.500%	1/18/31	1,125	1,397
	Darden Restaurants Inc.	5.625%	10/15/12	625	633
	Darden Restaurants Inc.	6.200%	10/15/17	400	397
	Darden Restaurants Inc.	6.800%	10/15/37	425	431
	Federated Department Stores, Inc.	6.300%	4/1/09	750	761
	Federated Department Stores, Inc.	6.900%	4/1/29	675	631
	Federated Retail Holding	5.350%	3/15/12	825	805
	Federated Retail Holding	5.900%	12/1/16	2,275	2,127
	Federated Retail Holding	6.375%	3/15/37	1,075	931
	Home Depot Inc.	3.750%	9/15/09	625	612
	Home Depot Inc.	4.625%	8/15/10	1,025	1,003
	Home Depot Inc.	5.250%	12/16/13	1,200	1,167
	Home Depot Inc.	5.400%	3/1/16	1,550	1,463

34

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Home Depot Inc.	5.875%	12/16/36	1,100	931
ITT Corp.	7.375%	11/15/15	1,150	1,184
J.C. Penney Co., Inc.	8.000%	3/1/10	975	1,017
J.C. Penney Co., Inc.	7.950%	4/1/17	825	881
J.C. Penney Co., Inc.	5.750%	2/15/18	1,050	981
J.C. Penney Co., Inc.	6.375%	10/15/36	950	850
J.C. Penney Co., Inc.	7.400%	4/1/37	250	248
Johnson Controls, Inc.	5.250%	1/15/11	250	252
Johnson Controls, Inc.	6.000%	1/15/36	100	95
Kohl’s Corp.	6.250%	12/15/17	375	376
Kohl’s Corp.	6.000%	1/15/33	200	171
Kohl’s Corp.	6.875%	12/15/37	325	310
Limited Brands Inc.	5.250%	11/1/14	150	135
Lowe’s Cos., Inc.	5.600%	9/15/12	200	206
Lowe’s Cos., Inc.	5.000%	10/15/15	725	692
Lowe’s Cos., Inc.	5.400%	10/15/16	1,950	1,909
Lowe’s Cos., Inc.	6.100%	9/15/17	450	463
Lowe’s Cos., Inc.	6.875%	2/15/28	450	477
Lowe’s Cos., Inc.	5.800%	10/15/36	650	597
Lowe’s Cos., Inc.	6.650%	9/15/37	200	203
Macy’s Retail Holdings Inc.	6.790%	7/15/27	175	163
Macy’s Retail Holdings Inc.	7.000%	2/15/28	200	189
Marriott International	4.625%	6/15/12	275	267
Marriott International	5.625%	2/15/13	400	399
Marriott International	6.200%	6/15/16	400	405
Marriott International	6.375%	6/15/17	400	408
May Department Stores Co.	5.750%	7/15/14	850	808
McDonald’s Corp.	6.000%	4/15/11	425	448
McDonald’s Corp.	5.300%	3/15/17	150	150
McDonald’s Corp.	5.800%	10/15/17	650	673
McDonald’s Corp.	6.300%	10/15/37	400	412
Nordstrom, Inc.	6.250%	1/15/18	175	179
Nordstrom, Inc.	6.950%	3/15/28	175	177
Nordstrom, Inc.	7.000%	1/15/38	275	287
Starwood Hotel Resorts	7.875%	5/1/12	1,125	1,198
Starwood Hotel Resorts	6.250%	2/15/13	400	400
Target Corp.	7.500%	8/15/10	225	242
Target Corp.	6.350%	1/15/11	275	288
Target Corp.	5.875%	3/1/12	800	829
Target Corp.	4.000%	6/15/13	810	756
Target Corp.	5.875%	7/15/16	575	577
Target Corp.	7.000%	7/15/31	1,400	1,455
Target Corp.	6.350%	11/1/32	125	122
Target Corp.	6.500%	10/15/37	750	748
The Walt Disney Co.	5.700%	7/15/11	1,250	1,296
The Walt Disney Co.	6.375%	3/1/12	675	723
The Walt Disney Co.	5.625%	9/15/16	1,350	1,390
The Walt Disney Co.	6.000%	7/17/17	900	944
Time Warner, Inc.	6.750%	4/15/11	800	831
Time Warner, Inc.	5.500%	11/15/11	50	50
Time Warner, Inc.	6.875%	5/1/12	150	158
Time Warner, Inc.	9.125%	1/15/13	2,275	2,598
Time Warner, Inc.	5.875%	11/15/16	400	397
Time Warner, Inc.	9.150%	2/1/23	275	337

35

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Time Warner, Inc.	6.625%	5/15/29	1,625	1,625
	Time Warner, Inc.	7.625%	4/15/31	2,210	2,428
	Time Warner, Inc.	7.700%	5/1/32	1,465	1,631
	Time Warner, Inc.	6.500%	11/15/36	825	803
	Toll Brothers, Inc.	5.150%	5/15/15	275	251
	Toyota Motor Credit Corp.	4.250%	3/15/10	3,025	3,042
	Toyota Motor Credit Corp.	4.350%	12/15/10	500	505
	Toyota Motor Credit Corp.	5.450%	5/18/11	300	313
	VF Corp.	5.950%	11/1/17	425	425
	VF Corp.	6.450%	11/1/37	375	362
	Viacom Inc.	5.750%	4/30/11	725	732
	Viacom Inc.	6.250%	4/30/16	225	226
	Viacom Inc.	6.125%	10/5/17	425	426
	Viacom Inc.	6.875%	4/30/36	1,275	1,288
	Wal-Mart Stores, Inc.	6.875%	8/10/09	350	364
	Wal-Mart Stores, Inc.	4.000%	1/15/10	475	475
	Wal-Mart Stores, Inc.	4.125%	7/1/10	1,650	1,644
	Wal-Mart Stores, Inc.	4.125%	2/15/11	2,575	2,582
	Wal-Mart Stores, Inc.	4.550%	5/1/13	1,925	1,919
	Wal-Mart Stores, Inc.	7.250%	6/1/13	650	724
	Wal-Mart Stores, Inc.	4.500%	7/1/15	3,625	3,509
	Wal-Mart Stores, Inc.	5.375%	4/5/17	400	407
	Wal-Mart Stores, Inc.	5.875%	4/5/27	2,475	2,408
	Wal-Mart Stores, Inc.	7.550%	2/15/30	875	1,012
	Wal-Mart Stores, Inc.	5.250%	9/1/35	275	243
	Wal-Mart Stores, Inc.	6.500%	8/15/37	450	475
	Western Union Co.	5.400%	11/17/11	1,325	1,338
	Western Union Co.	5.930%	10/1/16	575	575
	Western Union Co.	6.200%	11/17/36	350	334
	Yum! Brands, Inc.	8.875%	4/15/11	725	795
	Yum! Brands, Inc.	7.700%	7/1/12	175	190
	Yum! Brands, Inc.	6.250%	4/15/16	675	687
	Yum! Brands, Inc.	6.250%	3/15/18	425	429
	Yum! Brands, Inc.	6.875%	11/15/37	1,475	1,471

	Consumer Noncyclical (1.8%)
	Abbott Laboratories	3.500%	2/17/09	375	372
	Abbott Laboratories	3.750%	3/15/11	525	514
	Abbott Laboratories	5.600%	5/15/11	75	78
	Abbott Laboratories	5.150%	11/30/12	600	618
	Abbott Laboratories	4.350%	3/15/14	1,000	964
	Abbott Laboratories	5.875%	5/15/16	2,750	2,881
	Abbott Laboratories	5.600%	11/30/17	675	693
	Allergan Inc.	5.750%	4/1/16	125	127
	Altria Group, Inc.	7.000%	11/4/13	550	612
	AmerisourceBergen Corp.	5.875%	9/15/15	1,125	1,114
	Amgen Inc.	4.000%	11/18/09	1,125	1,119
	Amgen Inc.	4.850%	11/18/14	725	697
4	Amgen Inc.	5.850%	6/1/17	1,650	1,669
4	Amgen Inc.	6.375%	6/1/37	700	705
	Anheuser-Busch Cos., Inc.	6.000%	4/15/11	700	730
	Anheuser-Busch Cos., Inc.	5.500%	1/15/18	550	561
	Anheuser-Busch Cos., Inc.	6.800%	8/20/32	450	498
	Anheuser-Busch Cos., Inc.	5.750%	4/1/36	1,300	1,253

36

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Anheuser-Busch Cos., Inc.	6.450%	9/1/37	250	273
	Archer-Daniels-Midland Co.	7.000%	2/1/31	425	458
	Archer-Daniels-Midland Co.	5.935%	10/1/32	1,325	1,281
	Archer-Daniels-Midland Co.	5.375%	9/15/35	350	307
	Archer-Daniels-Midland Co.	6.450%	1/15/38	375	391
	AstraZeneca PLC	5.400%	9/15/12	2,650	2,732
	AstraZeneca PLC	5.400%	6/1/14	275	282
	AstraZeneca PLC	5.900%	9/15/17	1,500	1,576
	AstraZeneca PLC	6.450%	9/15/37	2,800	3,058
	Baxter Finco, BV	4.750%	10/15/10	850	857
	Baxter International, Inc.	5.900%	9/1/16	625	654
	Baxter International, Inc.	6.250%	12/1/37	375	385
	Bottling Group LLC	4.625%	11/15/12	2,350	2,371
	Bottling Group LLC	5.000%	11/15/13	300	301
	Bottling Group LLC	5.500%	4/1/16	575	583
	Bristol-Myers Squibb Co.	5.875%	11/15/36	1,800	1,787
	Bristol-Myers Squibb Co.	6.875%	8/1/97	175	183
	Bunge Ltd. Finance Corp.	4.375%	12/15/08	125	124
	Bunge Ltd. Finance Corp.	5.100%	7/15/15	250	240
	C.R. Bard, Inc.	6.700%	12/1/26	750	777
	Campbell Soup Co.	6.750%	2/15/11	1,300	1,380
4	Cardinal Health, Inc.	5.650%	6/15/12	200	204
4	Cardinal Health, Inc.	6.300%	10/15/16	575	595
	Cia. Brasil de Bebidas AmBev	10.500%	12/15/11	765	900
	Cia. Brasil de Bebidas AmBev	8.750%	9/15/13	275	317
	Clorox Co.	4.200%	1/15/10	1,475	1,455
	Clorox Co.	5.000%	1/15/15	300	287
	Coca-Cola Co.	5.350%	11/15/17	1,850	1,905
	Coca-Cola Enterprises Inc.	4.375%	9/15/09	850	850
	Coca-Cola Enterprises Inc.	6.125%	8/15/11	300	311
	Coca-Cola Enterprises Inc.	8.500%	2/1/22	500	624
	Coca-Cola Enterprises Inc.	7.000%	10/1/26	225	250
	Coca-Cola Enterprises Inc.	6.950%	11/15/26	775	863
	ConAgra Foods, Inc.	7.875%	9/15/10	666	715
	ConAgra Foods, Inc.	7.125%	10/1/26	450	482
	ConAgra Foods, Inc.	7.000%	10/1/28	100	106
	ConAgra Foods, Inc.	8.250%	9/15/30	250	294
4	Covidien International	5.450%	10/15/12	1,125	1,158
4	Covidien International	6.000%	10/15/17	1,175	1,202
4	Covidien International	6.550%	10/15/37	750	773
	Diageo Capital PLC	5.200%	1/30/13	350	353
	Diageo Capital PLC	5.750%	10/23/17	1,075	1,090
	Diageo Finance BV	5.300%	10/28/15	150	149
	Eli Lilly & Co.	6.000%	3/15/12	1,875	1,982
	Eli Lilly & Co.	5.200%	3/15/17	500	496
	Eli Lilly & Co.	5.500%	3/15/27	1,175	1,147
	Fortune Brands Inc.	5.125%	1/15/11	1,125	1,123
	Fortune Brands Inc.	5.375%	1/15/16	200	189
	Fortune Brands Inc.	5.875%	1/15/36	225	205
	Genentech Inc.	4.400%	7/15/10	175	176
	Genentech Inc.	4.750%	7/15/15	350	341
	Genentech Inc.	5.250%	7/15/35	225	210
	General Mills, Inc.	6.000%	2/15/12	1,958	2,012
	General Mills, Inc.	5.650%	9/10/12	25	25

37

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
General Mills, Inc.	5.700%	2/15/17	1,425	1,401
GlaxoSmithKline Capital Inc.	4.375%	4/15/14	1,700	1,654
Grand Metropolitan Investment Corp.	9.000%	8/15/11	1,725	1,974
H.J. Heinz Co.	6.625%	7/15/11	1,075	1,124
H.J. Heinz Co.	6.750%	3/15/32	850	893
Hasbro Inc.	6.300%	9/15/17	975	986
Hershey Foods Corp.	5.300%	9/1/11	300	308
Hershey Foods Corp.	5.450%	9/1/16	150	152
Hospira, Inc.	4.950%	6/15/09	250	252
Hospira, Inc.	5.900%	6/15/14	125	127
Johnson & Johnson	3.800%	5/15/13	400	388
Johnson & Johnson	6.950%	9/1/29	75	90
Johnson & Johnson	4.950%	5/15/33	425	399
Johnson & Johnson	5.950%	8/15/37	1,650	1,792
Kellogg Co.	6.600%	4/1/11	2,775	2,942
Kellogg Co.	7.450%	4/1/31	675	770
Kimberly-Clark Corp.	5.625%	2/15/12	1,375	1,433
Kimberly-Clark Corp.	4.875%	8/15/15	875	853
Kimberly-Clark Corp.	6.125%	8/1/17	975	1,023
Kraft Foods, Inc.	4.125%	11/12/09	1,975	1,949
Kraft Foods, Inc.	5.625%	11/1/11	2,000	2,041
Kraft Foods, Inc.	6.250%	6/1/12	100	104
Kraft Foods, Inc.	6.500%	8/11/17	900	932
Kraft Foods, Inc.	6.500%	11/1/31	2,100	2,066
Kraft Foods, Inc.	7.000%	8/11/37	300	315
Kroger Co.	6.800%	4/1/11	1,250	1,333
Kroger Co.	6.750%	4/15/12	275	292
Kroger Co.	6.200%	6/15/12	500	520
Kroger Co.	6.400%	8/15/17	875	910
Kroger Co.	6.800%	12/15/18	975	1,036
Kroger Co.	7.700%	6/1/29	1,425	1,601
Kroger Co.	8.000%	9/15/29	450	521
Laboratory Corp. of America	5.625%	12/15/15	375	367
McKesson Corp.	7.750%	2/1/12	450	496
Mckesson Corp.	5.250%	3/1/13	1,425	1,431
Medtronic Inc.	4.375%	9/15/10	175	175
Medtronic Inc.	4.750%	9/15/15	1,300	1,252
Merck & Co.	4.375%	2/15/13	325	322
Merck & Co.	4.750%	3/1/15	975	969
Merck & Co.	6.400%	3/1/28	1,225	1,328
Merck & Co.	5.950%	12/1/28	250	258
Molson Coors Capital Finance	4.850%	9/22/10	350	354
Newell Rubbermaid, Inc.	4.000%	5/1/10	275	274
Pepsi Bottling Group, Inc.	7.000%	3/1/29	450	512
PepsiAmericas Inc.	5.750%	7/31/12	550	578
PepsiAmericas Inc.	5.000%	5/15/17	600	573
Pepsico, Inc.	5.150%	5/15/12	475	493
Pepsico, Inc.	4.650%	2/15/13	450	455
Pfizer, Inc.	4.500%	2/15/14	1,050	1,039
Pharmacia Corp.	6.600%	12/1/28	725	812
Philip Morris Cos., Inc.	7.750%	1/15/27	425	548
Procter & Gamble Co.	4.950%	8/15/14	950	971
Procter & Gamble Co.	6.450%	1/15/26	2,250	2,488
Procter & Gamble Co.	5.800%	8/15/34	475	492

38

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Procter & Gamble Co.	5.550%	3/5/37	1,150	1,162
2	Procter & Gamble Co. ESOP	9.360%	1/1/21	975	1,247
	Quest Diagnostic, Inc.	5.450%	11/1/15	1,200	1,167
	Quest Diagnostic, Inc.	6.950%	7/1/37	500	515
	Reynolds American Inc.	6.500%	7/15/10	350	362
	Reynolds American Inc.	7.250%	6/1/12	350	369
	Reynolds American Inc.	7.250%	6/1/13	700	749
	Reynolds American Inc.	6.750%	6/15/17	1,000	1,030
	Reynolds American Inc.	7.250%	6/15/37	700	737
	Safeway, Inc.	4.950%	8/16/10	650	651
	Safeway, Inc.	6.500%	3/1/11	825	861
	Safeway, Inc.	5.800%	8/15/12	225	233
	Safeway, Inc.	6.350%	8/15/17	225	235
	Safeway, Inc.	7.250%	2/1/31	925	999
	Schering-Plough Corp.	5.550%	12/1/13	2,475	2,508
	Schering-Plough Corp.	6.750%	12/1/33	600	647
	Sysco Corp.	5.375%	9/21/35	575	525
	Teva Pharmaceutical Finance LLC	5.550%	2/1/16	775	772
	Teva Pharmaceutical Finance LLC	6.150%	2/1/36	875	867
	Unilever Capital Corp.	7.125%	11/1/10	1,750	1,878
	Unilever Capital Corp.	5.900%	11/15/32	650	649
	Wm. Wrigley Jr. Co.	4.300%	7/15/10	1,025	1,023
	Wm. Wrigley Jr. Co.	4.650%	7/15/15	325	318
	Wyeth	6.950%	3/15/11	625	665
	Wyeth	5.500%	3/15/13	1,625	1,666
	Wyeth	5.500%	2/1/14	450	456
	Wyeth	5.500%	2/15/16	175	177
	Wyeth	5.450%	4/1/17	275	278
	Wyeth	6.450%	2/1/24	175	183
	Wyeth	6.500%	2/1/34	1,800	1,904
	Wyeth	6.000%	2/15/36	400	398
	Wyeth	5.950%	4/1/37	2,125	2,129

	Energy (1.0%)
	Alberta Energy Co. Ltd.	7.375%	11/1/31	400	442
	Amerada Hess Corp.	6.650%	8/15/11	275	290
	Amerada Hess Corp.	7.875%	10/1/29	1,450	1,721
	Amerada Hess Corp.	7.300%	8/15/31	100	111
	Amerada Hess Corp.	7.125%	3/15/33	1,350	1,479
	Anadarko Finance Co.	6.750%	5/1/11	1,275	1,333
	Anadarko Petroleum Corp.	5.950%	9/15/16	2,375	2,409
	Anadarko Petroleum Corp.	6.450%	9/15/36	1,975	2,023
	Apache Corp.	6.250%	4/15/12	800	847
	Apache Corp.	5.250%	4/15/13	200	203
	Apache Corp.	5.625%	1/15/17	100	102
	Apache Corp.	6.000%	1/15/37	750	738
	Apache Finance Canada	7.750%	12/15/29	125	150
	Atlantic Richfield Co.	5.900%	4/15/09	525	537
	Baker Hughes, Inc.	6.875%	1/15/29	175	189
	Burlington Resources, Inc.	6.680%	2/15/11	775	828
	Burlington Resources, Inc.	6.500%	12/1/11	975	1,049
	Burlington Resources, Inc.	7.200%	8/15/31	200	231
	Burlington Resources, Inc.	7.400%	12/1/31	1,475	1,762
	Canadian Natural Resources	5.450%	10/1/12	700	708

39

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Canadian Natural Resources	4.900%	12/1/14	750	717
Canadian Natural Resources	6.000%	8/15/16	650	658
Canadian Natural Resources	5.700%	5/15/17	600	598
Canadian Natural Resources	7.200%	1/15/32	1,300	1,416
Canadian Natural Resources	6.450%	6/30/33	875	873
Canadian Natural Resources	6.500%	2/15/37	650	653
Canadian Natural Resources	6.250%	3/15/38	1,075	1,048
Conoco Funding Co.	6.350%	10/15/11	1,275	1,355
Conoco Funding Co.	7.250%	10/15/31	175	202
ConocoPhillips Canada	5.300%	4/15/12	2,100	2,152
ConocoPhillips Canada	5.625%	10/15/16	1,300	1,346
ConocoPhillips Canada	5.950%	10/15/36	1,000	1,037
Devon Financing Corp.	6.875%	9/30/11	1,325	1,417
Devon Financing Corp.	7.875%	9/30/31	650	778
Diamond Offshore Drilling	4.875%	7/1/15	50	48
Encana Corp.	4.750%	10/15/13	75	72
Encana Corp.	6.500%	8/15/34	1,250	1,273
Encana Corp.	6.625%	8/15/37	1,450	1,510
Encana Holdings Finance Corp.	5.800%	5/1/14	750	770
EOG Resources Inc.	5.875%	9/15/17	1,325	1,358
Halliburton Co.	5.500%	10/15/10	500	516
Husky Energy Inc.	6.250%	6/15/12	175	184
Husky Energy Inc.	6.800%	9/15/37	650	679
Kerr McGee Corp.	6.875%	9/15/11	850	899
Kerr McGee Corp.	6.950%	7/1/24	1,250	1,335
Kerr McGee Corp.	7.875%	9/15/31	200	241
Marathon Oil Corp.	6.125%	3/15/12	1,225	1,279
Marathon Oil Corp.	6.000%	7/1/12	500	519
Marathon Oil Corp.	6.600%	10/1/37	1,425	1,489
Nexen, Inc.	5.050%	11/20/13	350	342
Nexen, Inc.	5.650%	5/15/17	550	543
Nexen, Inc.	7.875%	3/15/32	200	234
Nexen, Inc.	6.400%	5/15/37	1,850	1,829
Noble Energy Inc.	8.000%	4/1/27	550	645
Norsk Hydro	6.360%	1/15/09	275	280
Norsk Hydro	7.250%	9/23/27	1,575	1,816
Norsk Hydro	7.150%	1/15/29	275	312
Occidental Petroleum	4.250%	3/15/10	1,000	998
Occidental Petroleum	6.750%	1/15/12	350	378
Ocean Energy, Inc.	7.250%	10/1/11	50	54
PanCanadian Energy Corp.	7.200%	11/1/31	425	468
Petro-Canada	4.000%	7/15/13	725	675
Petro-Canada	7.875%	6/15/26	325	388
Petro-Canada	7.000%	11/15/28	275	302
Petro-Canada	5.350%	7/15/33	275	246
Petro-Canada	5.950%	5/15/35	350	337
Petro-Canada Financial Partnership	5.000%	11/15/14	1,025	997
Phillips Petroleum Co.	8.750%	5/25/10	575	632
Questar Market Resources	6.050%	9/1/16	375	375
Shell International Finance	5.625%	6/27/11	625	652
Shell International Finance	4.950%	3/22/12	475	487
Shell International Finance	5.200%	3/22/17	400	412
Suncor Energy, Inc.	5.950%	12/1/34	275	268
Suncor Energy, Inc.	6.500%	6/15/38	1,300	1,372

40

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Sunoco, Inc.	4.875%	10/15/14	125	122
	Sunoco, Inc.	5.750%	1/15/17	350	345
	Talisman Energy, Inc.	5.125%	5/15/15	100	98
	Talisman Energy, Inc.	5.850%	2/1/37	1,475	1,379
	Tosco Corp.	8.125%	2/15/30	1,525	1,942
	Transocean Inc.	5.250%	3/15/13	300	301
	Transocean Inc.	6.000%	3/15/18	875	873
	Transocean Inc.	7.500%	4/15/31	450	496
	Transocean Inc.	6.800%	3/15/38	875	893
	Valero Energy Corp.	6.875%	4/15/12	2,150	2,290
	Valero Energy Corp.	7.500%	4/15/32	1,050	1,160
	Valero Energy Corp.	6.625%	6/15/37	1,600	1,592
4	Weatherford International Inc.	6.350%	6/15/17	825	865
	Weatherford International Inc.	6.500%	8/1/36	1,650	1,640
4	Weatherford International Inc.	6.800%	6/15/37	200	209
	XTO Energy, Inc.	5.900%	8/1/12	450	467
	XTO Energy, Inc.	6.250%	4/15/13	500	529
	XTO Energy, Inc.	4.900%	2/1/14	200	197
	XTO Energy, Inc.	5.000%	1/31/15	125	121
	XTO Energy, Inc.	5.300%	6/30/15	250	247
	XTO Energy, Inc.	6.250%	8/1/17	1,600	1,675
	XTO Energy, Inc.	6.100%	4/1/36	75	74
	XTO Energy, Inc.	6.750%	8/1/37	850	923

	Technology (0.5%)
	Agilent Technologies Inc.	6.500%	11/1/17	1,300	1,306
	Cisco Systems Inc.	5.250%	2/22/11	3,250	3,328
	Cisco Systems Inc.	5.500%	2/22/16	3,025	3,103
	Computer Sciences Corp.	5.000%	2/15/13	550	542
	Electronic Data Systems	7.125%	10/15/09	125	129
	Electronic Data Systems	6.500%	8/1/13	725	738
	Equifax Inc.	6.300%	7/1/17	200	204
	Equifax Inc.	7.000%	7/1/37	300	289
	Fiserv, Inc.	6.125%	11/20/12	1,600	1,629
	Fiserv, Inc.	6.800%	11/20/17	1,025	1,054
	Harris Corp.	5.000%	10/1/15	550	518
	Hewlett-Packard Co.	5.250%	3/1/12	275	282
	Hewlett-Packard Co.	5.400%	3/1/17	975	978
	IBM International Group Capital	5.050%	10/22/12	1,750	1,789
	International Business Machines Corp.	5.375%	2/1/09	175	177
	International Business Machines Corp.	4.950%	3/22/11	600	610
	International Business Machines Corp.	7.500%	6/15/13	775	868
	International Business Machines Corp.	5.700%	9/14/17	6,550	6,798
	International Business Machines Corp.	7.000%	10/30/25	450	499
	International Business Machines Corp.	6.220%	8/1/27	1,100	1,139
	International Business Machines Corp.	7.125%	12/1/96	125	138
	Intuit Inc.	5.400%	3/15/12	425	431
	Intuit Inc.	5.750%	3/15/17	225	222
	Motorola, Inc.	7.625%	11/15/10	201	214
	Motorola, Inc.	5.375%	11/15/12	500	500
	Motorola, Inc.	6.000%	11/15/17	500	488
	Motorola, Inc.	7.500%	5/15/25	150	160
	Motorola, Inc.	6.500%	9/1/25	50	48
	Motorola, Inc.	6.500%	11/15/28	225	215

41

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Motorola, Inc.	6.625%	11/15/37	600	582
	National Semiconductor	6.600%	6/15/17	1,200	1,250
	Oracle Corp.	5.000%	1/15/11	1,175	1,192
	Oracle Corp.	5.250%	1/15/16	1,150	1,151
	Pitney Bowes, Inc.	4.625%	10/1/12	1,100	1,092
	Pitney Bowes, Inc.	4.750%	1/15/16	2,725	2,554
	Science Applications International Corp.	6.250%	7/1/12	100	106
	Science Applications International Corp.	5.500%	7/1/33	100	87
4	Tyco Electronics Group	6.550%	10/1/17	675	708
	Xerox Corp.	9.750%	1/15/09	325	340
	Xerox Corp.	7.125%	6/15/10	975	1,026
	Xerox Corp.	6.875%	8/15/11	300	315
	Xerox Corp.	5.500%	5/15/12	500	506
	Xerox Corp.	7.625%	6/15/13	300	312
	Xerox Corp.	6.400%	3/15/16	500	508
	Xerox Corp.	6.750%	2/1/17	450	470

	Transportation (0.5%)
	American Airlines, Inc.	7.024%	10/15/09	1,750	1,746
	American Airlines, Inc.	7.858%	10/1/11	175	183
	Burlington Northern Santa Fe Corp.	6.750%	7/15/11	575	601
	Burlington Northern Santa Fe Corp.	5.650%	5/1/17	2,350	2,352
	Burlington Northern Santa Fe Corp.	7.000%	12/15/25	550	578
	Burlington Northern Santa Fe Corp.	6.200%	8/15/36	1,400	1,352
	Burlington Northern Santa Fe Corp.	6.150%	5/1/37	625	604
	Canadian National Railway Co.	6.375%	10/15/11	425	447
	Canadian National Railway Co.	4.400%	3/15/13	275	267
	Canadian National Railway Co.	5.850%	11/15/17	75	77
	Canadian National Railway Co.	6.800%	7/15/18	1,200	1,295
	Canadian National Railway Co.	6.250%	8/1/34	275	278
	Canadian National Railway Co.	6.200%	6/1/36	625	622
	Canadian Pacific Rail	6.250%	10/15/11	1,475	1,544
	Canadian Pacific Rail	7.125%	10/15/31	175	187
	Canadian Pacific Rail	5.950%	5/15/37	200	180
	CNF, Inc.	6.700%	5/1/34	275	248
	Continental Airlines, Inc.	6.563%	2/15/12	550	566
2	Continental Airlines, Inc.	6.648%	9/15/17	1,874	1,855
	CSX Corp.	6.750%	3/15/11	1,200	1,254
	CSX Corp.	6.300%	3/15/12	475	489
	CSX Corp.	5.600%	5/1/17	75	72
	CSX Corp.	7.900%	5/1/17	300	336
	CSX Corp.	6.150%	5/1/37	500	464
	Delta Air Lines Enhanced Equipment
	Trust Certificates	6.417%	7/2/12	500	509
2	Delta Air Lines Enhanced Equipment
	Trust Certificates	6.718%	1/2/23	502	514
	Delta Air Lines, Inc.	7.111%	9/18/11	500	499
4	Delta Air Lines, Inc.	6.821%	8/10/22	1,000	950
	FedEx Corp.	3.500%	4/1/09	125	124
	FedEx Corp.	5.500%	8/15/09	525	531
	Norfolk Southern Corp.	6.200%	4/15/09	225	230
	Norfolk Southern Corp.	6.750%	2/15/11	2,000	2,140
	Norfolk Southern Corp.	7.700%	5/15/17	275	313
	Norfolk Southern Corp.	9.750%	6/15/20	633	857

42

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Norfolk Southern Corp.	7.800%	5/15/27	325	378
	Norfolk Southern Corp.	7.050%	5/1/37	1,650	1,799
	Norfolk Southern Corp.	7.900%	5/15/97	325	377
	Ryder System Inc.	5.950%	5/2/11	350	364
	Ryder System Inc.	5.850%	3/1/14	325	334
	Ryder System Inc.	5.850%	11/1/16	150	150
	Southwest Airlines Co.	6.500%	3/1/12	1,650	1,695
	Southwest Airlines Co.	5.750%	12/15/16	475	475
	Southwest Airlines Co.	5.125%	3/1/17	100	95
2	Southwest Airlines Co.	6.150%	8/1/22	300	306
	Union Pacific Corp.	3.625%	6/1/10	250	244
	Union Pacific Corp.	6.125%	1/15/12	50	52
	Union Pacific Corp.	6.500%	4/15/12	300	317
	Union Pacific Corp.	5.450%	1/31/13	1,250	1,252
	Union Pacific Corp.	5.750%	11/15/17	1,550	1,557
	Union Pacific Corp.	6.625%	2/1/29	600	607
	Union Pacific Railroad Co.	6.176%	1/2/31	250	254
2	United Air Lines Inc.	6.636%	7/2/22	350	343

	Other (0.1%)
	Black & Decker Corp.	7.125%	6/1/11	500	534
	Cintas Corp.	6.125%	12/1/17	425	422
	Cooper Industries, Inc.	5.250%	11/15/12	550	559
	Dover Corp.	4.875%	10/15/15	675	647
	Rockwell Automation	5.650%	12/1/17	300	301
	Rockwell Automation	6.700%	1/15/28	175	187
	Rockwell Automation	6.250%	12/1/37	775	791
					687,840
Utilities (1.8%)
	Electric (1.4%)
	AEP Texas Central Co.	6.650%	2/15/33	325	340
	Alabama Power Co.	5.500%	10/15/17	850	877
	American Electric Power Co., Inc.	5.375%	3/15/10	800	813
4	American Water Capital Corp.	6.085%	10/15/17	1,175	1,203
4	American Water Capital Corp.	6.593%	10/15/37	875	907
	Arizona Public Service Co.	4.650%	5/15/15	350	326
	Baltimore Gas & Electric Co.	5.900%	10/1/16	500	501
	Baltimore Gas & Electric Co.	6.350%	10/1/36	200	197
	Carolina Power & Light Co.	6.500%	7/15/12	1,500	1,597
	CenterPoint Energy Houston	5.700%	3/15/13	1,025	1,032
	Cincinnati Gas & Electric Co.	5.700%	9/15/12	225	234
	Cleveland Electric Illumination Co.	7.880%	11/1/17	175	196
	Columbus Southern Power	5.850%	10/1/35	500	461
	Commonwealth Edison Co.	6.150%	3/15/12	375	387
	Commonwealth Edison Co.	5.950%	8/15/16	725	730
	Commonwealth Edison Co.	6.150%	9/15/17	1,625	1,668
	Connecticut Light & Power Co.	6.350%	6/1/36	1,350	1,365
	Consolidated Edison Co. of New York	4.875%	2/1/13	175	175
	Consolidated Edison Co. of New York	5.375%	12/15/15	275	272
	Consolidated Edison Co. of New York	5.500%	9/15/16	1,500	1,527
	Consolidated Edison Co. of New York	5.300%	3/1/35	50	45
	Consolidated Edison Co. of New York	5.850%	3/15/36	300	291
	Consolidated Edison Co. of New York	6.200%	6/15/36	400	407
	Consolidated Edison Co. of New York	6.300%	8/15/37	925	961

43

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Constellation Energy Group, Inc.	6.125%	9/1/09	300	307
	Constellation Energy Group, Inc.	7.000%	4/1/12	50	54
	Constellation Energy Group, Inc.	4.550%	6/15/15	2,500	2,337
	Constellation Energy Group, Inc.	7.600%	4/1/32	325	363
	Consumers Energy Co.	4.800%	2/17/09	700	700
	Consumers Energy Co.	5.000%	2/15/12	350	352
	Consumers Energy Co.	5.375%	4/15/13	175	175
	Consumers Energy Co.	5.500%	8/15/16	675	681
	Detroit Edison Co.	6.125%	10/1/10	275	286
	Detroit Edison Co.	5.700%	10/1/37	375	359
	Dominion Resources, Inc.	4.750%	12/15/10	650	650
	Dominion Resources, Inc.	6.250%	6/30/12	210	216
	Dominion Resources, Inc.	5.150%	7/15/15	1,875	1,820
	Dominion Resources, Inc.	6.000%	11/30/17	1,075	1,084
	Dominion Resources, Inc.	6.300%	3/15/33	75	73
	Dominion Resources, Inc.	5.250%	8/1/33	175	169
	Dominion Resources, Inc.	5.950%	6/15/35	500	470
2	Dominion Resources, Inc.	6.300%	9/30/66	325	316
	DTE Energy Co.	7.050%	6/1/11	175	185
	Duke Energy Carolinas	6.100%	6/1/37	1,325	1,317
	Duke Energy Corp.	6.250%	1/15/12	1,200	1,265
	Duke Energy Corp.	6.450%	10/15/32	900	944
	El Paso Electric Co.	6.000%	5/15/35	125	118
	Energy East Corp.	6.750%	6/15/12	550	581
	Energy East Corp.	6.750%	7/15/36	750	778
	Exelon Corp.	4.900%	6/15/15	575	540
	FirstEnergy Corp.	6.450%	11/15/11	4,825	4,978
	FirstEnergy Corp.	7.375%	11/15/31	700	768
	Florida Power & Light Co.	5.550%	11/1/17	250	258
	Florida Power & Light Co.	5.950%	10/1/33	400	397
	Florida Power & Light Co.	5.625%	4/1/34	775	735
	Florida Power & Light Co.	4.950%	6/1/35	575	493
	Florida Power & Light Co.	5.400%	9/1/35	600	550
	Florida Power & Light Co.	5.650%	2/1/37	675	641
	Florida Power & Light Co.	5.850%	5/1/37	700	684
	Florida Power Corp.	4.500%	6/1/10	425	426
	Florida Power Corp.	4.800%	3/1/13	775	763
	Florida Power Corp.	6.350%	9/15/37	650	689
	FPL Group Capital, Inc.	5.625%	9/1/11	250	257
2	FPL Group Capital, Inc.	6.350%	10/1/66	250	242
2	FPL Group Capital, Inc.	6.650%	6/15/67	625	602
4	Illinois Power	6.125%	11/15/17	375	384
	Indiana Michigan Power Co.	6.050%	3/15/37	1,300	1,229
	Jersey Central Power & Light	5.625%	5/1/16	275	269
	Jersey Central Power & Light	5.650%	6/1/17	450	441
	Kansas City Power & Light	6.050%	11/15/35	175	171
	MidAmerican Energy Co.	5.650%	7/15/12	350	361
	MidAmerican Energy Co.	5.950%	7/15/17	1,050	1,086
	MidAmerican Energy Co.	6.750%	12/30/31	725	780
	MidAmerican Energy Co.	5.750%	11/1/35	275	261
	MidAmerican Energy Holdings Co.	5.875%	10/1/12	900	932
	MidAmerican Energy Holdings Co.	5.000%	2/15/14	175	171
	MidAmerican Energy Holdings Co.	6.125%	4/1/36	3,700	3,729
	MidAmerican Energy Holdings Co.	5.950%	5/15/37	400	381

44

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	MidAmerican Energy Holdings Co.	6.500%	9/15/37	1,375	1,457
	National Rural Utilities Cooperative Finance Corp.	7.250%	3/1/12	3,225	3,501
	National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	225	274
	NiSource Finance Corp.	7.875%	11/15/10	550	583
	NiSource Finance Corp.	5.400%	7/15/14	175	169
	NiSource Finance Corp.	5.250%	9/15/17	550	509
	NiSource Finance Corp.	5.450%	9/15/20	600	537
	Northern States Power Co.	6.250%	6/1/36	150	158
	NStar Electric Co.	4.875%	4/15/14	175	170
	NStar Electric Co.	5.625%	11/15/17	1,025	1,051
	Ohio Edison	6.400%	7/15/16	425	438
	Ohio Power Co.	6.000%	6/1/16	350	357
	Oncor Electric Delivery Co.	6.375%	5/1/12	675	707
	Oncor Electric Delivery Co.	6.375%	1/15/15	700	703
	Oncor Electric Delivery Co.	7.000%	5/1/32	1,000	1,034
	Oncor Electric Delivery Co.	7.250%	1/15/33	125	133
	Pacific Gas & Electric Co.	3.600%	3/1/09	225	222
	Pacific Gas & Electric Co.	4.200%	3/1/11	225	222
	Pacific Gas & Electric Co.	4.800%	3/1/14	1,400	1,355
	Pacific Gas & Electric Co.	5.625%	11/30/17	300	301
	Pacific Gas & Electric Co.	6.050%	3/1/34	3,300	3,272
	Pacific Gas & Electric Co.	5.800%	3/1/37	750	718
	PacifiCorp	6.900%	11/15/11	500	534
	PacifiCorp	7.700%	11/15/31	250	303
	PacifiCorp	5.250%	6/15/35	175	159
4	Pennsylvania Electric Co.	6.050%	9/1/17	225	224
	Pepco Holdings, Inc.	6.450%	8/15/12	825	861
	Pepco Holdings, Inc.	7.450%	8/15/32	175	196
	PPL Energy Supply LLC	6.400%	11/1/11	1,325	1,361
	PPL Energy Supply LLC	6.200%	5/15/16	1,075	1,076
	PPL Energy Supply LLC	6.000%	12/15/36	325	295
	Progress Energy, Inc.	7.100%	3/1/11	1,430	1,527
	Progress Energy, Inc.	5.625%	1/15/16	500	496
	Progress Energy, Inc.	7.750%	3/1/31	350	411
	Progress Energy, Inc.	7.000%	10/30/31	50	54
	PSE&G Power LLC	7.750%	4/15/11	850	913
	PSE&G Power LLC	6.950%	6/1/12	1,550	1,639
	PSE&G Power LLC	5.500%	12/1/15	775	756
	PSE&G Power LLC	8.625%	4/15/31	75	94
	PSI Energy Inc.	5.000%	9/15/13	500	489
	Public Service Co. of Colorado	7.875%	10/1/12	1,875	2,121
	Public Service Co. of Colorado	5.500%	4/1/14	275	278
	Public Service Co. of Colorado	6.250%	9/1/37	100	103
	Public Service Co. of Oklahoma	6.625%	11/15/37	675	678
	Public Service Electric & Gas	5.800%	5/1/37	1,950	1,919
	Puget Sound Energy Inc.	5.483%	6/1/35	100	91
	Puget Sound Energy Inc.	6.274%	3/15/37	650	659
	SCANA Corp.	6.875%	5/15/11	1,325	1,382
	Sierra Pacific Power Co.	6.000%	5/15/16	350	348
	Sierra Pacific Power Co.	6.750%	7/1/37	700	711
	Southern California Edison Co.	5.000%	1/15/14	1,175	1,182
	Southern California Edison Co.	5.000%	1/15/16	100	98
	Southern California Edison Co.	6.650%	4/1/29	250	264
	Southern California Edison Co.	6.000%	1/15/34	175	177

45

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Southern California Edison Co.	5.750%	4/1/35	225	220
	Southern California Edison Co.	5.350%	7/15/35	125	115
	Southern California Edison Co.	5.625%	2/1/36	125	120
	Southern California Edison Co.	5.550%	1/15/37	1,400	1,329
	Southern Co.	5.300%	1/15/12	1,375	1,398
	Southern Power Co.	6.250%	7/15/12	175	183
	Southern Power Co.	4.875%	7/15/15	750	720
	Tampa Electric Co.	6.550%	5/15/36	400	410
	Toledo Edison Co.	6.150%	5/15/37	300	281
	Union Electric Co.	5.400%	2/1/16	300	294
	Virginia Electric & Power Co.	5.100%	11/30/12	500	502
	Virginia Electric & Power Co.	5.400%	1/15/16	1,000	988
	Virginia Electric & Power Co.	6.000%	1/15/36	950	907
	Virginia Electric & Power Co.	6.000%	5/15/37	600	576
	Virginia Electric & Power Co.	6.350%	11/30/37	250	260
	Wisconsin Electric Power Co.	5.625%	5/15/33	175	166
	Wisconsin Energy Corp.	6.500%	4/1/11	400	421
2	Wisconsin Energy Corp.	6.250%	5/15/67	1,750	1,639
	Wisconsin Power & Light Co.	6.375%	8/15/37	600	623
	Xcel Energy, Inc.	5.613%	4/1/17	131	131
	Xcel Energy, Inc.	6.500%	7/1/36	425	428

	Natural Gas (0.4%)
	AGL Capital Corp.	7.125%	1/14/11	300	316
	Atmos Energy Corp.	4.000%	10/15/09	400	399
	Atmos Energy Corp.	4.950%	10/15/14	475	461
	Boardwalk Pipelines LLC	5.500%	2/1/17	125	122
	CenterPoint Energy Resources	7.875%	4/1/13	750	832
	CenterPoint Energy Resources	6.150%	5/1/16	650	655
	Consolidated Natural Gas	6.250%	11/1/11	1,375	1,418
	Consolidated Natural Gas	5.000%	12/1/14	950	913
	Duke Capital Corp.	7.500%	10/1/09	250	261
	Duke Capital Corp.	5.500%	3/1/14	1,050	1,033
	Duke Capital Corp.	6.750%	2/15/32	175	177
	Duke Energy Field Services	7.875%	8/16/10	225	241
	Duke Energy Field Services	8.125%	8/16/30	275	318
	El Paso Natural Gas Co.	5.950%	4/15/17	300	295
	Energy Transfer Partners LP	5.650%	8/1/12	1,325	1,315
	Energy Transfer Partners LP	5.950%	2/1/15	175	172
	Energy Transfer Partners LP	6.125%	2/15/17	300	291
	Energy Transfer Partners LP	6.625%	10/15/36	550	514
	Enterprise Products Operating LP	4.950%	6/1/10	700	707
	Enterprise Products Operating LP	5.600%	10/15/14	875	868
	Enterprise Products Operating LP	6.300%	9/15/17	750	771
	Enterprise Products Operating LP	6.875%	3/1/33	100	104
	KeySpan Corp.	7.625%	11/15/10	100	107
	KeySpan Corp.	8.000%	11/15/30	200	240
	Kinder Morgan Energy Partners LP	7.125%	3/15/12	600	640
	Kinder Morgan Energy Partners LP	5.850%	9/15/12	925	944
	Kinder Morgan Energy Partners LP	5.000%	12/15/13	450	438
	Kinder Morgan Energy Partners LP	5.125%	11/15/14	425	415
	Kinder Morgan Energy Partners LP	7.300%	8/15/33	450	482
	Kinder Morgan Energy Partners LP	5.800%	3/15/35	100	90
	Kinder Morgan Energy Partners LP	6.950%	1/15/38	150	157

46

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Magellan Midstream Partners, LP	5.650%	10/15/16	100	101
	National Grid PLC	6.300%	8/1/16	1,825	1,859
	ONEOK Inc.	5.200%	6/15/15	450	433
	ONEOK Inc.	6.000%	6/15/35	225	209
	ONEOK Partners, LP	5.900%	4/1/12	1,800	1,844
	ONEOK Partners, LP	6.150%	10/1/16	725	740
	ONEOK Partners, LP	6.650%	10/1/36	2,275	2,294
	ONEOK Partners, LP	6.850%	10/15/37	700	730
	Panhandle Eastern Pipeline	6.200%	11/1/17	1,425	1,413
	San Diego Gas & Electric	5.300%	11/15/15	225	224
	San Diego Gas & Electric	5.350%	5/15/35	100	92
	San Diego Gas & Electric	6.125%	9/15/37	50	51
	Sempra Energy	7.950%	3/1/10	20	21
	Southern California Gas Co.	5.750%	11/15/35	350	340
4	Southern Natural Gas	5.900%	4/1/17	2,875	2,847
	Texas Gas Transmission	4.600%	6/1/15	975	929
	Trans-Canada Pipelines	4.000%	6/15/13	675	647
	Trans-Canada Pipelines	5.600%	3/31/34	1,225	1,143
	Trans-Canada Pipelines	5.850%	3/15/36	800	750
	Trans-Canada Pipelines	6.200%	10/15/37	250	251
2	Trans-Canada Pipelines	6.350%	5/15/67	525	492
	Williams Cos., Inc.	7.750%	6/15/31	385	420
					139,837
Total Corporate Bonds (Cost $2,001,573)					1,992,064
Sovereign Bonds (U.S. Dollar-Denominated) (2.1%)
	Asian Development Bank	4.125%	9/15/10	200	203
	Asian Development Bank	5.593%	7/16/18	1,700	1,834
	Canadian Mortgage & Housing	4.800%	10/1/10	25	26
	China Development Bank	4.750%	10/8/14	575	572
	China Development Bank	5.000%	10/15/15	175	175
	Corp. Andina de Fomento	5.200%	5/21/13	375	375
	Corp. Andina de Fomento	5.750%	1/12/17	1,900	1,895
	Development Bank of Japan	4.250%	6/9/15	175	173
	Eksportfinans	4.750%	12/15/08	1,300	1,305
	Eksportfinans	5.500%	5/25/16	2,125	2,242
	Eksportfinans	5.500%	6/26/17	850	911
	European Investment Bank	4.500%	2/17/09	125	126
	European Investment Bank	5.000%	2/8/10	200	206
	European Investment Bank	4.000%	3/3/10	3,575	3,610
	European Investment Bank	4.625%	9/15/10	1,975	2,029
	European Investment Bank	5.250%	6/15/11	6,450	6,724
	European Investment Bank	4.625%	5/15/14	3,025	3,056
	European Investment Bank	4.875%	2/16/16	500	514
	European Investment Bank	5.125%	9/13/16	300	314
	European Investment Bank	4.875%	1/17/17	1,725	1,774
	European Investment Bank	5.125%	5/30/17	3,025	3,160
	Export-Import Bank of Korea	4.500%	8/12/09	175	175
	Export-Import Bank of Korea	4.625%	3/16/10	175	176
	Export-Import Bank of Korea	5.125%	2/14/11	1,450	1,473
	Export-Import Bank of Korea	5.500%	10/17/12	1,650	1,671
	Export-Import Bank of Korea	5.125%	3/16/15	400	385
	Federation of Malaysia	8.750%	6/1/09	750	796
	Federation of Malaysia	7.500%	7/15/11	2,050	2,242

47

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Financement Quebec	5.000%	10/25/12	550	572
	Inter-American Development Bank	5.625%	4/16/09	2,650	2,726
	Inter-American Development Bank	8.500%	3/15/11	575	651
	Inter-American Development Bank	4.750%	10/19/12	1,600	1,658
	Inter-American Development Bank	4.250%	9/14/15	75	74
	Inter-American Development Bank	7.000%	6/15/25	725	891
	International Bank for
	Reconstruction & Development	4.125%	6/24/09	1,025	1,032
	International Bank for
	Reconstruction & Development	4.125%	8/12/09	775	779
	International Bank for
	Reconstruction & Development	8.875%	3/1/26	450	654
	Japan Bank International	4.750%	5/25/11	225	230
	Japan Bank International	4.375%	11/26/12	1,000	1,006
	Japan Finance Corp.	5.875%	3/14/11	1,600	1,695
	Japan Finance Corp.	4.625%	4/21/15	600	598
	Japan Finance Corp.	5.000%	5/16/17	100	103
	KFW International Finance Inc.	4.500%	9/21/09	2,475	2,511
	KFW International Finance Inc.	4.875%	10/19/09	1,350	1,383
	Korea Development Bank	3.875%	3/2/09	550	546
	Korea Development Bank	4.750%	7/20/09	450	454
	Korea Development Bank	4.625%	9/16/10	625	627
	Korea Development Bank	5.750%	9/10/13	1,975	2,038
	Korea Electric Power	7.750%	4/1/13	1,325	1,510
	Kreditanstalt fur Wiederaufbau	5.250%	5/19/09	1,525	1,562
	Kreditanstalt fur Wiederaufbau	5.000%	6/1/10	2,125	2,204
	Kreditanstalt fur Wiederaufbau	4.250%	6/15/10	6,150	6,203
	Kreditanstalt fur Wiederaufbau	4.625%	1/20/11	500	511
	Kreditanstalt fur Wiederaufbau	4.750%	5/15/12	925	957
	Kreditanstalt fur Wiederaufbau	4.125%	10/15/14	275	269
	Kreditanstalt fur Wiederaufbau	5.125%	3/14/16	2,665	2,773
	Landeskreditbank
	Baden-Wuerttemberg–Foerderbank	4.250%	9/15/10	250	253
	Landwirtschaftliche Rentenbank	5.250%	7/2/12	1,375	1,454
	Landwirtschaftliche Rentenbank	4.875%	11/16/15	275	284
	Mass Transit Railway Corp.	7.500%	11/8/10	675	726
	Nordic Investment Bank	2.875%	6/15/09	550	546
	Oesterreichische Kontrollbank	4.250%	10/6/10	725	735
	Oesterreichische Kontrollbank	4.500%	3/9/15	125	125
	Ontario Hydro Electric	7.450%	3/31/13	700	796
	Pemex Project Funding Master Trust	7.875%	2/1/09	1,094	1,106
	Pemex Project Funding Master Trust	9.125%	10/13/10	115	127
4	Pemex Project Funding Master Trust	6.625%	6/15/35	1,300	1,354
	Pemex Project Funding Master Trust	6.625%	6/15/35	1,450	1,510
	People’s Republic of China	7.300%	12/15/08	175	179
	People’s Republic of China	4.750%	10/29/13	375	376
	Petrobras International Finance	6.125%	10/6/16	2,075	2,122
	Petrobras International Finance	5.875%	3/1/18	200	204
	Petrobras International Finance	8.375%	12/10/18	600	714
	Province of Manitoba	7.500%	2/22/10	625	669
	Province of Nova Scotia	5.750%	2/27/12	225	240
	Province of Ontario	3.625%	10/21/09	625	622
	Province of Ontario	5.000%	10/18/11	525	544
	Province of Ontario	4.750%	1/19/16	900	912

48

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Province of Ontario	5.450%	4/27/16	3,625	3,847
Province of Quebec	5.750%	2/15/09	800	815
Province of Quebec	5.000%	7/17/09	2,175	2,206
Province of Quebec	6.125%	1/22/11	850	901
Province of Quebec	4.600%	5/26/15	275	273
Province of Quebec	5.125%	11/14/16	2,450	2,520
Province of Quebec	7.500%	9/15/29	2,425	3,139
Province of Saskatchewan	7.375%	7/15/13	200	227
Quebec Hydro Electric	6.300%	5/11/11	1,250	1,337
Quebec Hydro Electric	7.500%	4/1/16	1,200	1,414
Quebec Hydro Electric	8.050%	7/7/24	1,325	1,737
Region of Lombardy, Italy	5.804%	10/25/32	750	811
Republic of Chile	7.125%	1/11/12	925	1,009
Republic of Chile	5.500%	1/15/13	175	181
Republic of Hungary	4.750%	2/3/15	1,525	1,510
Republic of Italy	6.000%	2/22/11	2,825	2,988
Republic of Italy	5.625%	6/15/12	3,600	3,829
Republic of Italy	4.750%	1/25/16	5,650	5,731
Republic of Italy	5.250%	9/20/16	350	368
Republic of Italy	6.875%	9/27/23	3,100	3,741
Republic of Italy	5.375%	6/15/33	625	643
Republic of Korea	4.250%	6/1/13	2,300	2,251
Republic of Korea	5.625%	11/3/25	250	252
Republic of Poland	6.250%	7/3/12	1,325	1,417
Republic of Poland	5.250%	1/15/14	1,000	1,031
Republic of South Africa	7.375%	4/25/12	2,475	2,727
Republic of South Africa	6.500%	6/2/14	325	350
Republic of South Africa	5.875%	5/30/22	400	407
State of Israel	4.625%	6/15/13	225	224
State of Israel	5.500%	11/9/16	1,575	1,615
Swedish Export Credit Corp.	4.000%	6/15/10	450	449
Swedish Export Credit Corp.	4.500%	9/27/10	800	816
Swedish Export Credit Corp.	5.125%	3/1/17	400	414
United Mexican States	10.375%	2/17/09	265	282
United Mexican States	9.875%	2/1/10	975	1,079
United Mexican States	8.375%	1/14/11	2,875	3,180
United Mexican States	7.500%	1/14/12	203	223
United Mexican States	6.375%	1/16/13	4,016	4,272
United Mexican States	6.625%	3/3/15	47	51
United Mexican States	11.375%	9/15/16	100	142
United Mexican States	5.625%	1/15/17	3,775	3,829
United Mexican States	8.300%	8/15/31	1,100	1,423
United Mexican States	6.750%	9/27/34	6,670	7,362
Total Sovereign Bonds (Cost $158,825)				162,980
Taxable Municipal Bonds (0.2%)
Illinois (Taxable Pension) GO	4.950%	6/1/23	3,100	3,075
Illinois (Taxable Pension) GO	5.100%	6/1/33	5,450	5,249
Kansas Dev. Finance Auth. Rev.
(Public Employee Retirement System)	5.501%	5/1/34	675	687
New Jersey Econ. Dev. Auth. State Pension Rev.	7.425%	2/15/29	500	611
New Jersey Turnpike Auth. Rev.	4.252%	1/1/16	10	10
New Jersey Turnpike Auth. Rev.	4.252%	1/1/16	290	280
Oregon (Taxable Pension) GO	5.762%	6/1/23	225	240

49

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Oregon (Taxable Pension) GO	5.892%	6/1/27	450	474
Oregon School Board Assn.	4.759%	6/30/28	300	278
Oregon School Board Assn.	5.528%	6/30/28	100	102
Tobacco Settlement Finance Auth. Rev.	7.467%	6/1/47	700	654
Wisconsin Public Service Rev.	4.800%	5/1/13	275	277
Wisconsin Public Service Rev.	5.700%	5/1/26	275	287
Total Taxable Municipal Bonds (Cost $12,132)				12,224

			Shares
Temporary Cash Investments (0.7%)
5 Vanguard Market Liquidity Fund
(Cost $54,677)	4.664%		54,677,015	54,677
Total Investments (99.5%) (Cost $7,467,963)				7,563,521
Other Assets and Liabilities (0.5%)
Other Assets				214,854
Liabilities				(180,033)
				34,821
Net Assets (100%)
Applicable to 148,446,995 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				7,598,342
Net Asset Value Per Share				$51.19

At December 31, 2007, net assets consisted of:[6]
			Amount	Per
			($000)	Share
Paid-in Capital			7,501,384	$50.53
Undistributed Net Investment Income			2,633.02
Accumulated Net Realized Losses			(3,651)	(.02)
Unrealized Appreciation
Investment Securities			95,558.64
Swap Contracts			2,418.02
Net Assets			7,598,342	$51.19

•	See Note A in Notes to Financial Statements.

1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

2 The average or expected maturity is shorter than the final maturity shown due to the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3 Adjustable-rate note.

4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration normally to qualified institutional buyers. At December 31, 2007, the aggregate value of these securities was $47,793,000, representing 0.6% of net assets.

5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

6 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

GO—General Obligation Bond.

REIT—Real Estate Investment Trust.

50

Statement of Operations

Year Ended
December 31, 2007
($000)
Investment Income
Income
Interest[1]	339,228
Total Income	339,228
Expenses
The Vanguard Group—Note B
Management and Administrative	3,250
Total Expenses	3,250
Net Investment Income	335,978
Realized Net Gain (Loss)
Investment Securities Sold	13,276
Swap Contracts	(899)
Realized Net Gain (Loss)	12,377
Change in Unrealized Appreciation (Depreciation)
Investment Securities	104,267
Swap Contracts	2,486
Change in Unrealized Appreciation (Depreciation)	106,753
Net Increase (Decrease) in Net Assets Resulting from Operations	455,108

1 Interest income from an affiliated company of the fund was $5,811,000.

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Statement of Changes in Net Assets

	Year Ended December 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	335,978	194,688
Realized Net Gain (Loss)	12,377	(9,853)
Change in Unrealized Appreciation (Depreciation)	106,753	(7,621)
Net Increase (Decrease) in Net Assets Resulting from Operations	455,108	177,214
Distributions
Net Investment Income	(331,057)	(198,594)
Realized Capital Gain	—	—
Total Distributions	(331,057)	(198,594)
Capital Share Transactions—Note E
Issued	3,531,288	2,098,246
Issued in Lieu of Cash Distributions	302,753	183,996
Redeemed	(1,185,983)	(295,286)
Net Increase (Decrease) from Capital Share Transactions	2,648,058	1,986,956
Total Increase (Decrease)	2,772,109	1,965,576
Net Assets
Beginning of Period	4,826,233	2,860,657
End of Period[1]	7,598,342	4,826,233

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,633,000 and ($2,335,000).

52

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$50.32	$50.79	$51.79	$51.80	$51.89
Investment Operations
Net Investment Income	2.596	2.540	2.263	2.104	1.952
Net Realized and Unrealized Gain (Loss)
on Investments	.830	(.429)	(1.007)	.106	.133
Total from Investment Operations	3.426	2.111	1.256	2.210	2.085
Distributions
Dividends from Net Investment Income	(2.556)	(2.581)	(2.256)	(2.193)	(1.997)
Distributions from Realized Capital Gains	—	—	—	(.027)	(.178)
Total Distributions	(2.556)	(2.581)	(2.256)	(2.220)	(2.175)
Net Asset Value, End of Period	$51.19	$50.32	$50.79	$51.79	$51.80

Total Return	7.01%	4.30%	2.47%	4.36%	4.08%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,598	$4,826	$2,861	$1,170	$1,185
Ratio of Total Expenses to
Average Net Assets	0.05%	0.05%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to
Average Net Assets	5.17%	5.08%	4.47%	4.08%	3.81%
Portfolio Turnover Rate[1]	62%	63%	68%	88%	91%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares. See accompanying Notes, which are an integral part of the Financial Statements.

53

Notes to Financial Statements

Vanguard Institutional Total Bond Market Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund is offered to investors who meet certain administrative and service criteria and invest a minimum of $100 million. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Mortgage Dollar Rolls: The fund has entered into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities.

3. Swap Contracts: The fund has entered into interest rate swap transactions. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The fund has also entered into swap transactions to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on a reference security or index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The primary risk associated with interest rate swaps and total return swaps is that a counterparty will default on its obligation to pay net amounts due to the fund.

54

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services and pays for all other operating expenses, except for taxes, in return for a fee calculated at an annual percentage rate of the average net assets of the fund. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains on swap contracts of $47,000 have been reclassified from accumulated net realized gains to undistributed net investment income. Taxable income on swap contracts is accumulated monthly and included in income dividends paid to shareholders in the following month. At December 31, 2007, the fund had $2,633,000 of net swap gains available to increase ordinary income dividends to shareholders.

For tax purposes, at December 31, 2007, the fund had available realized losses of $3,598,000 to offset future net capital gains through December 31, 2014.

At December 31, 2007, the cost of investment securities for tax purposes was $7,468,015,000. Net unrealized appreciation of investment securities for tax purposes was $95,506,000, consisting of unrealized gains of $123,357,000 on securities that had risen in value since their purchase and $27,851,000 in unrealized losses on securities that had fallen in value since their purchase.

55

At December 31, 2007, the fund had the following open swap contracts:

Interest Rate Swaps
			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Dealer[1]	($000)	(Paid)	(Paid)[2]	($000)
1/3/10	JPM	8,000	3.810%	(4.703%)	—
1/3/13	LEH	13,500	4.183%	(4.703%)	—
1/3/18	LEH	8,500	4.663%	(4.703%)	—

Total Return Swaps
				Unrealized
		Notional	Floating	Appreciation
		Amount	Interest	(Depreciation)
Reference Entity/Termination Date	Dealer[1]	($000)	Rate Paid[3]	($000)
Commercial Mortgage-Backed Securities Index
1/31/08	LEH	25,000	4.631%	204
2/29/08	LEH	30,000	4.606%	245
3/31/08	LEH	10,000	4.606%	82
4/30/08	BA	27,700	4.650%	221
4/30/08	BA	91,000	4.750%	717
4/30/08	LEH	27,500	4.781%	221
5/31/08	BA	11,000	4.600%	88
5/31/08	LEH	28,000	4.531%	231
6/30/08	LEH	45,000	4.421%	375
Hybrid ARM Index
3/31/08	LEH	6,000	4.621%	17
4/30/08	LEH	6,000	4.621%	17
				2,418

1 BA—Bank of America, N.A.

LEH—Lehman Brothers Special Financing Inc.

JPM—JP Morgan (Morgan Guaranty Trust Company of New York).

2 Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

3 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

56

D. During the year ended December 31, 2007, the fund purchased $1,215,300,000 of investment securities and sold $434,104,000 of investment securities other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $5,002,198,000 and $3,376,543,000, respectively.

E. Capital shares issued and redeemed were:

	Year Ended December 31,
	2007	2006
	Shares	Shares
	(000)	(000)
Issued	70,013	41,822
Issued in Lieu of Cash Distributions	6,008	3,674
Redeemed	(23,488)	(5,906)
Net Increase (Decrease) in Shares Outstanding	52,533	39,590

F. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the fund’s current fiscal year. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the fund’s financial statements.

57

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Institutional Index Funds and the Shareholders of Vanguard Institutional Total Bond Market Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Institutional Total Bond Market Index Fund (constituting a separate portfolio of Vanguard Institutional Index Funds, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 8, 2008

58

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended December 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Institutional Total Bond Market Index Fund	6/30/2007	12/31/2007	Period[1]
Based on Actual Fund Return	$1,000.00	$1,060.84	$0.26
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.95	0.26

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.05%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

59

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

60

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

61

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
152 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
152 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
152 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005; Trustee of Drexel University and of the
Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
152 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
152 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
152 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
152 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
152 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
152 Vanguard Funds Overseen

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
152 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Paul A. Heller	Michael S. Miller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo are
trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	All other marks are the exclusive property of their
respective owners.
Text Telephone for People
With Hearing Impairment > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by
fund only if preceded or accompanied by	calling Vanguard at 800-662-2739. The guidelines are
the fund’s current prospectus.	also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3370 022008

Vanguard® Institutional Total Stock Market Index Fund Annual Report

December 31, 2007

>	Vanguard Institutional Total Stock Market Index Fund closely tracked its target index for the 2007 fiscal year. The fund returned 5.6% for both Institutional and Institutional Plus Shares.

>

Growth stocks reclaimed the lead from their value counterparts, and large- and mid-capitalization stocks generally outperformed small-caps. Energy stocks were the broad market’s best performers; financials were the worst.

>	By participating in all corners of the stock market, the fund delivered respectable results and enabled investors to capture broad market returns at minimal cost.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Fund Profile	7
Performance Summary	9
Financial Statements	11
About Your Fund’s Expenses	91
Glossary	93

Institutional Total Stock Market Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2007
	Ticker	Total
	Symbol	Returns
Vanguard Institutional Total Stock Market Index Fund
Institutional Shares[1]	VITNX	5.6%
Institutional Plus Shares[2]	VITPX	5.6
MSCI® US Broad Market Index		5.6
Average Multi-Cap Core Fund[3]		6.4

Your Fund’s Performance at a Glance
December 31, 2006–December 31, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Institutional
Total Stock Market Index Fund
Institutional Shares	$30.71	$31.89	$0.546	$0.000
Institutional Plus Shares	30.71	31.89	0.552	0.000

1 This class of shares carries low expenses and is available for a minimum investment of $100 million.

2 This class of shares also carries low expenses and is available for a minimum investment of $200 million.

3 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

U.S. equity markets retreated from mid-October’s record highs but still finished in positive territory for the fifth consecutive year, although 2007 gains were lackluster.

For the fiscal year ended December 31, 2007, Vanguard Institutional Total Stock Market Index Fund returned 5.6% for both Institutional Shares and Institutional Plus Shares and matched the return of its benchmark, the Morgan Stanley Capital International® (MSCI) US Broad Market Index. By participating in all market segments, the fund delivered a respectable return that moderated the influence of the best and worst performers. While the fund’s 2007 return lagged the average return of multi-capitalization core funds, its long-term record of outperformance continued.

Stocks traced a jagged path to positive returns

The broad U.S. stock market’s fairly tame return in 2007 masked a year of ups and downs for equities. The gains in the first half of the year were largely surrendered in July and August as the subprime mortgage crisis reverberated beyond housing and financial-related companies, creating fears of a broader economic slowdown. The markets moved higher but remained volatile throughout the rest of the year as investors reacted to mixed economic data, a weakening U.S. dollar, and crude oil prices that surged to nearly $100 per barrel by year-end.

Against this backdrop, many investors sought stability in large-cap stocks, which outperformed small-caps for the year; meanwhile, growth stocks outpaced their value-oriented counterparts.

For U.S.-based investors, international stocks posted stronger results than U.S. equities for the sixth consecutive year, with much of the outperformance attributable to the weakness of the U.S. dollar. Emerging markets led the way, followed by developed economies in Europe and the Pacific region.

Risk aversion set the tone in the bond market

During the first half of 2007, the bond market was characterized by tight credit spreads, reflecting investors’ willingness to take on greater levels of risk to earn higher yields. That sentiment changed in the midsummer fallout from the subprime lending crisis. Investors grew wary of risk, and showed a preference for higher-quality corporate and government bonds.

This shift drove up prices for high-quality issues, and as the bonds’ prices rose, their yields fell. The yield of the benchmark 10-year Treasury note, for example, fell a full percentage point in the last half of the year (from 5.03% on June 30 to 4.03% at year-end). The Federal Reserve Board lowered its target for the federal funds rate three times in the final four months of 2007, pushing yields even lower on the shorter end of the maturity spectrum.

Market Barometer
	Average Annual Total Returns
	Periods Ended December 31, 2007
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	5.8%	9.1%	13.4%
Russell 2000 Index (Small-caps)	–1.6	6.8	16.2
Dow Jones Wilshire 5000 Index (Entire market)	5.7	9.2	14.1
MSCI All Country World Index ex USA (International)	17.1	20.4	24.5

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	7.0%	4.6%	4.4%
Lehman Municipal Bond Index	3.4	3.9	4.3
Citigroup 3-Month Treasury Bill Index	4.7	4.2	2.9

CPI
Consumer Price Index	4.1%	3.3%	3.0%

The broad taxable bond market returned 7.0%, outpacing the stock market for the first calendar year since 2002. Tax-exempt municipal bonds returned 3.4%.

Energy, tech, and industrials delivered strong performance

In a year marked by a return to more normal levels of volatility, after three years of relative calm, large- and mid-cap equities significantly outperformed small-cap stocks and drove the 5.6% return of the Institutional Total Stock Market Index Fund. The broad diversification of the fund, which invests across all market-capitalization and style categories as it seeks to capture the overall return of U.S. equities, serves to temper its performance compared with that of a single market-cap or style-oriented fund. This was evident in 2007, for instance, when the fund’s return was held in check by declines among small-and mid-cap value stocks but received a boost from the strong performance of mid-cap growth stocks.

While eight of the ten sectors advanced, the fund’s results primarily reflect double-digit gains in three sectors that benefited from rising global demand: energy, industrials, and information technology. Together, they represented about 38% of the target index, on average—and therefore of the fund—and contributed 6.3 percentage points to the fund’s total return. Energy was the best performing sector (up 34%), buoyed by rising prices and notably strong demand from rapidly developing emerging market economies.

Oil and natural gas producers as well as equipment and service providers were especially strong contributors.

A boom in technology investments and construction in non-U.S. markets drove the strong performance of information technology companies (15%) and industrials stocks (13%). Computer and software companies were significant tech contributors; industrials were led by aerospace and defense companies and machinery manufacturers. Materials—one of the portfolio’s smallest sectors—was another beneficiary of robust global demand for construction and commodities, posting the second-highest gain (26%).

Reversing course from 2006, financials and consumer discretionary stocks underperformed and trimmed 4.6 percentage points from the fund’s return. Financials—the largest sector at about 20% of the benchmark and the fund, on average—returned –17% after being battered by the subprime mortgage debacle and liquidity crunch. Credit woes, the slumping housing market, and mounting concerns about a slowing economy also prompted consumers to tighten their belts, which depressed specialty retailers and homebuilders.

Consistent performance over the long term

Over time, the Institutional Total Stock Market Index Fund has met its primary objective of closely tracking its target index. And, as the table below illustrates, from inception in 2001 through December 31, 2007, the fund has generated average annual returns exceeding the average annual return of multi-cap core funds, many of which are actively managed. For example, a hypothetical $100,000,000 investment in Institutional Shares made on August 31, 2001, would have earned an additional $8.1 million through December 31, 2007, as compared with a similar investment compounded at the average return of peer funds.

Closely tracking the returns of a target index consistently over time is a challenge that demands skill and discipline. The fund’s success is a tribute to Vanguard Quantitative Equity Group, the fund’s advisor, which has developed and continually refined sophisticated, proprietary risk-control and trading systems to manage index funds. By keeping fund expenses low, Vanguard significantly enhances the fund’s ability to closely track its target index, which incurs no costs. And low expenses help investors keep more of the fund’s return, an advantage that compounds over time.

Indexing is a proven strategy for long-term investors

The events of 2007—the woes in the U.S. housing market, subprime mortgage losses, a falling dollar, and rising oil prices—served to remind us that fluctuations are always part of the financial markets. These events also reinforced the importance of Vanguard’s core beliefs in investing with a long-term view, diversifying within and across asset classes, and paying attention to costs.

Total Returns
August 31, 2001[1] Through December 31, 2007
Average
Annual Return
Institutional Total Stock Market Index Fund Institutional Shares	7.3%
Spliced Institutional Total Stock Market Index[2]	7.2
Average Multi-Cap Core Fund[3]	6.4

May 31, 2001[1] Through December 31, 2007
Average
Annual Return
Institutional Total Stock Market Index Fund Institutional Plus Shares	5.5%
Spliced Institutional Total Stock Market Index[2]	5.4
Average Multi-Cap Core Fund[3]	4.7

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Share-class inception.

2 Dow Jones Wilshire 5000 Index through April 8, 2005; MSCI US Broad Market Index thereafter.

3 Derived from data provided by Lipper Inc.

Indexing embodies all of Vanguard’s bedrock principles. While there have been dramatic changes in investment offerings since the launch of Vanguard’s first index fund more than 30 years ago, indexing has proved its merit as a tried and true investment strategy for the long haul. Indexing provides broad diversification at low cost. In addition, indexing can serve a valuable role for investors seeking to earn predictable returns relative to a chosen benchmark and to maintain a target portfolio allocation among asset classes and market segments over time.

For our institutional clients, we believe Vanguard Institutional Total Stock Market Index Fund offers an efficient way to gain broad exposure to the long-term potential of the entire U.S. equity market at a very low cost. The fund can serve as a core component in a balanced portfolio designed to help you achieve your long-term goals.

Thank you for investing your institution’s assets with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

January 17, 2008

Fund Profile

As of December 31, 2007

Portfolio Characteristics
		Target
	Fund	Index[1]
Number of Stocks	3,339	3,845
Median Market Cap	$37.8B	$37.8B
Price/Earnings Ratio	17.7x	17.7x
Price/Book Ratio	2.7x	2.7x
Yield		1.8%
Institutional Shares	1.8%
Institutional Plus Shares	1.8%
Return on Equity	19.2%	19.2%
Earnings Growth Rate	20.7%	20.7%
Foreign Holdings	0.5%	0.0%
Turnover Rate	9.7%	—
Expense Ratio		—
Institutional Shares	0.045%
Institutional Plus Shares	0.025%
Short-Term Reserves	0.3%	—

Sector Diversification (% of equity exposure)
		Target
	Fund	Index[1]
Consumer Discretionary	9.6%	9.6%
Consumer Staples	8.9	8.9
Energy	12.0	12.0
Financials	17.6	17.6
Health Care	12.1	12.1
Industrials	11.9	11.9
Information Technology	16.8	16.8
Materials	3.9	3.9
Telecommunication Services	3.3	3.3
Utilities	3.9	3.9

Volatility Measures[2]
Fund Versus
Spliced Index[3]
R-Squared	1.00
Beta	1.00

Ten Largest Holdings[4] (% of total net assets)

ExxonMobil Corp.	integrated oil and gas	3.2%
General Electric Co.	industrial conglomerates	2.4
Microsoft Corp.	systems software	1.9
AT&T Inc.	integrated telecommunication services	1.6
The Procter & Gamble Co.	household products	1.4
Chevron Corp.	integrated oil and gas	1.2
Johnson & Johnson	pharmaceuticals	1.2
Bank of America Corp.	diversified financial services	1.1
Apple Inc.	computer hardware	1.1
Cisco Systems, Inc.	communications equipment	1.0
Top Ten		16.1%

Investment Focus

1 MSCI US Broad Market Index.

2 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 57.

3 Dow Jones Wilshire 5000 Index through April 8, 2005; MSCI US Broad Market Index thereafter.

4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2001–December 31, 2007

Initial Investment of $100,000,000

	Average Annual Total Returns
	Periods Ended December 31, 2007			Final Value of a
			Since	$100,000,000
	One Year	Five Years	Inception[1]	Investment
Institutional Total Stock Market Index Fund
Institutional Shares	5.60%	13.99%	7.28%	$156,049,251
Spliced Institutional Total Stock Market Index[2]	5.59	13.97	7.24	155,660,266
Average Multi-Cap Core Fund[3]	6.43	13.14	6.38	147,942,207

				Final Value of a
			Since	$200,000,000
	One Year	Five Years	Inception[1]	Investment
Institutional Total Stock Market Index Fund
Institutional Plus Shares	5.62%	14.02%	5.48%	$284,243,672
Spliced Institutional Total Stock Market Index[2]	5.59	13.97	5.40	282,830,270

1 Performance for the fund and its comparative standards is calculated since the following inception dates: August 31, 2001, for Institutional Shares; May 31, 2001, for Institutional Plus Shares.

2 Dow Jones Wilshire 5000 Index through April 8, 2005; MSCI US Broad Market Index thereafter.

3 Derived from data provided by Lipper Inc.

Fiscal Year Total Returns (%): August 31, 2001–December 31, 2007

1 Dow Jones Wilshire 5000 Index through April 8, 2005; MSCI US Broad Market Index thereafter.

Note: See Financial Highlights tables on pages 49 and 50 for dividend and capital gains information.

Financial Statements

Statement of Net Assets

As of December 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.1%)[1]
Consumer Discretionary (9.5%)
	McDonald’s Corp.	728,910	42,940
	Time Warner, Inc.	2,280,810	37,656
	The Walt Disney Co.	1,127,704	36,402
*	Comcast Corp. Class A	1,711,575	31,253
	News Corp., Class A	1,356,300	27,791
	Home Depot, Inc.	1,030,835	27,771
	Target Corp.	492,666	24,633
	Lowe’s Cos., Inc.	908,265	20,545
*	Amazon.com, Inc.	189,717	17,575
*	Viacom Inc. Class B	365,152	16,037
	NIKE, Inc. Class B	223,445	14,354
	Johnson Controls, Inc.	363,031	13,084
	Best Buy Co., Inc.	246,447	12,975
	Yum! Brands, Inc.	318,013	12,170
	Carnival Corp.	267,145	11,885
	CBS Corp.	392,567	10,697
	Harrah’s Entertainment, Inc.	114,579	10,169
*	DIRECTV Group, Inc.	436,250	10,086
	Staples, Inc.	436,692	10,074
	Clear Channel
	Communications, Inc.	289,371	9,989
	Omnicom Group Inc.	200,973	9,552
*	Starbucks Corp.	456,429	9,343
	The McGraw-Hill Cos., Inc.	207,414	9,087
*	Liberty Media Corp-
	Capital Series A	75,329	8,775
	International Game
	Technology	199,193	8,751
*	Kohl’s Corp.	187,688	8,596
	TJX Cos., Inc.	272,168	7,819
	The Gap, Inc.	345,858	7,360
	Harley-Davidson, Inc.	153,839	7,186
*	Ford Motor Co.	1,055,267	7,102
	Garmin Ltd.	73,015	7,082
	Marriott International,
	Inc. Class A	207,160	7,081
*	Liberty Media Corp.-
	Interactive Series A	368,346	7,028

			Market
			Value•
		Shares	($000)
*	Coach, Inc.	228,225	6,979
*	MGM Mirage, Inc.	82,388	6,922
	General Motors Corp.	277,095	6,897
	Macy’s Inc.	266,590	6,897
	Fortune Brands, Inc.	93,690	6,779
*	Las Vegas Sands Corp.	65,201	6,719
*	Apollo Group, Inc. Class A	89,958	6,311
	J.C. Penney Co., Inc.
	(Holding Co.)	128,691	5,661
	Starwood Hotels &
	Resorts Worldwide, Inc.	128,538	5,659
	Gannett Co., Inc.	142,661	5,564
*	GameStop Corp. Class A	87,692	5,447
*^	Sears Holdings Corp.	48,057	4,904
*	Bed Bath & Beyond, Inc.	166,003	4,879
*	EchoStar Communications
	Corp. Class A	128,010	4,829
	Genuine Parts Co.	104,177	4,823
	Mattel, Inc.	241,400	4,596
	Nordstrom, Inc.	121,122	4,449
	Newell Rubbermaid, Inc.	171,089	4,428
	Abercrombie & Fitch Co.	54,164	4,331
*	Liberty Global, Inc. Class A	109,880	4,306
	Tim Hortons, Inc.	115,193	4,254
*	Liberty Global, Inc. Series C	113,626	4,158
	Limited Brands, Inc.	219,462	4,154
	Wynn Resorts Ltd.	36,987	4,147
*	Discovery Holding Co.
	Class A	164,457	4,134
	Sherwin-Williams Co.	68,170	3,956
	Whirlpool Corp.	48,143	3,930
	Eastman Kodak Co.	176,566	3,861
	Tiffany & Co.	83,768	3,856
	H & R Block, Inc.	200,092	3,716
	VF Corp.	53,960	3,705
*	Expedia, Inc.	116,430	3,682
	Royal Caribbean
	Cruises, Ltd.	84,453	3,584
*	Cablevision Systems
	NY Group Class A	141,313	3,462
*	AutoZone Inc.	28,822	3,456

			Market
			Value•
		Shares	($000)
	BorgWarner, Inc.	71,082	3,441
*	The Goodyear Tire & Rubber Co.	115,967	3,273
*	IAC/InterActiveCorp	120,625	3,247
*	Time Warner Cable, Inc.	108,200	2,986
	Virgin Media Inc.	169,908	2,912
	Black & Decker Corp.	40,861	2,846
	Harman International Industries, Inc.	37,929	2,796
*	Penn National Gaming, Inc.	45,099	2,686
	Washington Post Co.
	Class B	3,335	2,639
*^	CarMax, Inc.	133,438	2,635
*^	Sirius Satellite Radio, Inc.	850,792	2,578
	Wyndham Worldwide Corp.	109,357	2,576
*	Priceline.com, Inc.	22,142	2,543
	Autoliv, Inc.	48,224	2,542
	American Eagle
	Outfitters, Inc.	120,785	2,509
*	Mohawk Industries, Inc.	33,462	2,490
	Service Corp. International	176,225	2,476
	E.W. Scripps Co. Class A	54,230	2,441
	Hasbro, Inc.	93,918	2,402
	Advance Auto Parts, Inc.	62,774	2,385
*	Interpublic Group of
	Cos., Inc.	289,058	2,344
*	Office Depot, Inc.	167,600	2,331
*	XM Satellite Radio
	Holdings, Inc.	188,072	2,302
	Lamar Advertising Co.
	Class A	47,713	2,294
	Darden Restaurants Inc.	82,715	2,292
	D. R. Horton, Inc.	174,012	2,292
	Polo Ralph Lauren Corp.	36,794	2,274
	The Stanley Works	45,381	2,200
*	O’Reilly Automotive, Inc.	67,117	2,177
	Ross Stores, Inc.	85,112	2,176
*	ITT Educational
	Services, Inc.	24,740	2,110
*	Comcast Corp. Special
	Class A	109,441	1,983
	PetSmart, Inc.	83,367	1,962
*	Urban Outfitters, Inc.	71,128	1,939
	DeVry, Inc.	37,020	1,924
	WABCO Holdings Inc.	37,766	1,892
	Centex Corp.	73,968	1,868
	Leggett & Platt, Inc.	105,648	1,843
	Snap-On Inc.	33,924	1,636
	Family Dollar Stores, Inc.	84,817	1,631
*	Saks Inc.	78,518	1,630
*	Toll Brothers, Inc.	80,932	1,623
*	Hanesbrands Inc.	58,943	1,601
*	R.H. Donnelley Corp.	43,739	1,596
	Idearc Inc.	90,197	1,584
*	Dollar Tree Stores, Inc.	60,408	1,566
	Strayer Education, Inc.	8,955	1,527

			Market
			Value•
		Shares	($000)
	Orient-Express Hotel Ltd.	26,124	1,503
	Williams-Sonoma, Inc.	57,800	1,497
	Gentex Corp.	84,095	1,494
*	LKQ Corp.	70,476	1,481
*	Bally Technologies Inc.	29,720	1,478
*	AutoNation, Inc.	93,119	1,458
	New York Times Co. Class A	83,153	1,458
*	Dick’s Sporting Goods, Inc.	51,730	1,436
*	NVR, Inc.	2,729	1,430
	Lennar Corp. Class A	79,468	1,422
*	Scientific Games Corp.	42,690	1,419
*	Career Education Corp.	56,006	1,408
	Pulte Homes, Inc.	133,191	1,404
	Sotheby’s	36,731	1,399
	Wendy’s International, Inc.	53,777	1,389
	RadioShack Corp.	80,587	1,359
*	Chipotle Mexican Grill, Inc. Class B	10,853	1,335
	Meredith Corp.	23,950	1,317
	Foot Locker, Inc.	95,039	1,298
	Burger King Holdings Inc.	45,523	1,298
	Liz Claiborne, Inc.	62,934	1,281
	Phillips-Van Heusen Corp.	34,632	1,277
	Brinker International, Inc.	64,803	1,268
*	Aeropostale, Inc.	47,475	1,258
	Tupperware Brands Corp.	37,798	1,248
*^	Chipotle Mexican Grill, Inc.	8,407	1,236
*	Fossil, Inc.	29,306	1,230
	Boyd Gaming Corp.	35,148	1,197
*	Lear Corp.	42,741	1,182
*	J. Crew Group, Inc.	24,322	1,173
*	Deckers Outdoor Corp.	7,508	1,164
*	DreamWorks Animation SKG, Inc.	44,206	1,129
*	Jarden Corp.	47,332	1,118
	Barnes & Noble, Inc.	32,398	1,116
	Guess ?, Inc.	28,761	1,090
	John Wiley & Sons Class A	25,133	1,076
	Jones Apparel Group, Inc.	66,712	1,067
*	Big Lots Inc.	65,979	1,055
^	Polaris Industries, Inc.	22,034	1,053
*	Gaylord Entertainment Co.	25,185	1,019
*	AnnTaylor Stores Corp.	39,561	1,011
*	Crocs, Inc.	27,454	1,011
*	Life Time Fitness, Inc.	20,341	1,011
	KB Home	46,629	1,007
*	The Cheesecake Factory Inc.	42,062	997
*	Marvel Entertainment, Inc.	37,314	997
*	Jack in the Box Inc.	38,494	992
*	The Warnaco Group, Inc.	28,008	975
*	Chico’s FAS, Inc.	107,796	973
*	WMS Industries, Inc.	26,269	962
	OfficeMax, Inc.	46,309	957
*	Getty Images, Inc.	32,848	953
	Belo Corp. Class A	54,143	944
	Brunswick Corp.	54,537	930

			Market
			Value•
		Shares	($000)
*	Vail Resorts Inc.	16,880	908
	Matthews International Corp.	19,263	903
	Weight Watchers International, Inc.	19,647	888
*	Pinnacle Entertainment, Inc.	36,806	867
*	Sonic Corp.	39,446	864
	Men’s Wearhouse, Inc.	31,571	852
	Thor Industries, Inc.	22,300	848
*^	Netflix.com, Inc.	31,498	838
	MDC Holdings, Inc.	22,514	836
	Wolverine World Wide, Inc.	33,230	815
*	Corinthian Colleges, Inc.	52,804	813
	International Speedway Corp.	19,297	795
	Regal Entertainment Group
	Class A	43,888	793
*	Tractor Supply Co.	21,782	783
	Tempur-Pedic
	International Inc.	29,635	770
	Interactive Data Corp.	23,307	769
	Regis Corp.	27,372	765
	Arbitron Inc.	18,397	765
*	Gemstar-TV Guide
	International, Inc.	158,665	755
*	Under Armour, Inc.	17,227	752
*	Tenneco Automotive, Inc.	28,688	748
	Choice Hotels
	International, Inc.	22,387	743
*	Morningstar, Inc.	9,426	733
	Callaway Golf Co.	41,837	729
*	TRW Automotive
	Holdings Corp.	34,195	715
	Dillard’s Inc.	37,898	712
	Ryland Group, Inc.	25,790	711
*	Scholastic Corp.	20,190	704
*	Collective Brands, Inc.	40,374	702
*	CTC Media, Inc.	23,229	702
*	Lions Gate
	Entertainment Corp.	73,457	692
*	Carter’s, Inc.	35,658	690
*^	Panera Bread Co.	18,645	668
*	CEC Entertainment Inc.	25,482	662
*	Quiksilver, Inc.	76,429	656
*	Timberland Co.	36,117	653
	American Greetings Corp.
	Class A	31,392	637
*	Iconix Brand Group Inc.	32,231	634
*	Bright Horizons Family
	Solutions, Inc.	17,931	619
	Ethan Allen Interiors, Inc.	21,584	615
*	The Gymboree Corp.	20,185	615
*	Blue Nile Inc.	9,004	613
	News Corp., Class B	28,707	610
*	Pacific Sunwear of
	California, Inc.	43,019	607

			Market
			Value•
		Shares	($000)
	Jackson Hewitt Tax Service Inc.	18,952	602
	Bob Evans Farms, Inc.	21,562	581
	CBRL Group, Inc.	17,919	580
	Borders Group, Inc.	54,410	579
^	Pool Corp.	29,145	578
	Cooper Tire & Rubber Co.	34,851	578
*	Rent-A-Center, Inc.	39,618	575
	Brown Shoe Co., Inc.	36,803	558
*	Aftermarket Technology Corp.	20,441	557
	Harte-Hanks, Inc.	32,126	556
*	Live Nation, Inc.	37,477	544
*^	Blockbuster Inc. Class A	136,444	532
	ArvinMeritor, Inc.	44,543	522
	Churchill Downs, Inc.	9,651	521
*	Coinstar, Inc.	18,009	507
	American Axle & Manufacturing Holdings, Inc.	26,963	502
*	Pre-Paid Legal Services, Inc.	8,916	494
*^	NutriSystem, Inc.	18,108	489
*	Tween Brands, Inc.	18,404	487
	CKE Restaurants Inc.	35,527	469
	Ameristar Casinos, Inc.	16,983	468
^	The McClatchy Co. Class A	37,033	464
*	California Pizza Kitchen, Inc.	29,512	460
*	INVESTools Inc.	25,580	454
	Blyth, Inc.	20,444	449
	National CineMedia Inc.	17,671	445
	Circuit City Stores, Inc.	103,845	436
*	Champion Enterprises, Inc.	44,589	420
*	Hayes Lemmerz
	International, Inc.	89,701	410
*	Entravision
	Communications Corp.	52,225	409
*	Exide Technologies	51,074	409
*	Zale Corp.	25,366	407
*	DG FastChannel Inc.	15,782	405
*	The Children’s Place
	Retail Stores, Inc.	15,359	398
	Stewart Enterprises, Inc.
	Class A	44,350	395
	Christopher & Banks Corp.	34,396	394
	Group 1 Automotive, Inc.	16,569	394
*	Charming Shoppes, Inc.	71,557	387
	Winnebago Industries, Inc.	17,981	378
*	P.F. Chang’s China
	Bistro, Inc.	16,418	375
*	Valassis
	Communications, Inc.	31,959	374
*	Papa John’s
	International, Inc.	16,305	370
*	Genesco, Inc.	9,788	370
	Asbury Automotive
	Group, Inc.	24,561	370
*	Cumulus Media Inc.	45,253	364
	Big 5 Sporting Goods Corp.	25,111	362

			Market
			Value•
		Shares	($000)
*	Steiner Leisure Ltd.	8,193	362
	Lee Enterprises, Inc.	24,494	359
*	Hibbett Sports Inc.	17,892	357
	CSS Industries, Inc.	9,738	357
*	GSI Commerce, Inc.	18,199	355
	Movado Group, Inc.	13,719	347
	Cherokee Inc.	10,691	345
*	Buffalo Wild Wings Inc.	14,380	334
	bebe stores, inc.	25,936	334
	Aaron Rents, Inc.	17,258	332
*	JAKKS Pacific, Inc.	13,942	329
	Gray Television, Inc.	40,912	328
*	Amerigon Inc.	15,513	328
	Domino’s Pizza, Inc.	24,493	324
*	RC2 Corp.	11,495	323
	Penske Automotive Group Inc.	18,466	322
	Ruby Tuesday, Inc.	32,815	320
*^	Build-A-Bear-Workshop, Inc.	22,709	317
*	Morgans Hotel Group	16,240	313
*	Skechers U.S.A., Inc.	16,048	313
*	Visteon Corp.	71,202	313
*	Harris Interactive Inc.	73,072	311
	The Buckle, Inc.	9,382	310
*	A.C. Moore Arts & Crafts, Inc.	22,332	307
*	Helen of Troy Ltd.	17,599	302
*	99 Cents Only Stores	37,682	300
*	Alloy, Inc.	31,570	297
	Sonic Automotive, Inc.	15,339	297
	The Pep Boys (Manny,
	Moe & Jack)	25,858	297
	Columbia Sportswear Co.	6,693	295
*	Audible, Inc.	32,999	294
*	Drew Industries, Inc.	10,700	293
*	Denny’s Corp.	78,147	293
*^	Charter
	Communications, Inc.	248,021	290
*	Sally Beauty Co. Inc.	31,812	288
*	Shuffle Master, Inc.	23,868	286
*	1-800-FLOWERS.COM, Inc.	32,439	283
*	BJ’s Restaurants Inc.	17,400	283
	Entercom
	Communications Corp.	20,635	282
*	AFC Enterprises, Inc.	24,903	282
	RCN Corp.	17,787	277
	O’Charley’s Inc.	18,497	277
	Triarc Cos., Inc. Class B	31,584	277
*	TiVo Inc.	33,172	277
	Hearst-Argyle Television Inc.	12,409	274
*	Carriage Services, Inc.	31,084	274
	Modine Manufacturing Co.	16,520	273
	Cato Corp. Class A	17,274	271
*	Cox Radio, Inc.	22,112	269
^	IHOP Corp.	7,324	268
	Citadel Broadcasting Corp.	129,384	267

			Market
			Value•
		Shares	($000)
*	MarineMax, Inc.	16,990	263
*	Maidenform Brands, Inc.	19,404	263
*	Cabela’s Inc.	17,000	256
*	Audiovox Corp.	20,652	256
^	Ambassadors International, Inc.	17,521	255
*	Luby’s, Inc.	24,996	254
*^	Avatar Holding, Inc.	6,041	253
*	G-III Apparel Group, Ltd.	16,925	250
	Books-a-Million Inc.	20,660	246
	Systemax Inc.	12,069	245
	K-Swiss, Inc.	13,528	245
*	The Dress Barn, Inc.	19,507	244
	Fred’s, Inc.	25,224	243
*	The Princeton Review, Inc.	28,495	237
*	Coldwater Creek Inc.	34,840	233
*	Fisher Communications, Inc.	6,117	232
*	America’s Car-Mart, Inc.	18,487	232
	Dover Downs Gaming & Entertainment, Inc.	20,370	229
	Stage Stores, Inc.	15,424	228
	Speedway Motorsports, Inc.	7,331	228
*	LodgeNet Entertainment Corp.	12,943	226
	Lithia Motors, Inc.	16,224	223
*	Leapfrog Enterprises, Inc.	32,928	222
*	Hartmarx Corp.	63,295	216
*	Emmis Communications, Inc.	55,831	215
	Sealy Corp.	19,178	215
*^	Syntax-Brillian Corp.	69,336	214
	Oxford Industries, Inc.	8,252	213
*	Bluegreen Corp.	29,494	212
^	Brookfield Homes Corp.	13,418	212
*	Fleetwood Enterprises, Inc.	34,990	209
	Kimball International, Inc.
	Class B	15,090	207
	Arctic Cat, Inc.	17,044	204
	Landry’s Restaurants, Inc.	10,282	203
*	Cache, Inc.	21,350	199
*	Charlotte Russe Holding Inc.	12,324	199
	Superior Industries
	International, Inc.	10,943	199
*	Cavco Industries, Inc.	5,836	197
*	Texas Roadhouse, Inc.	17,794	197
	Sinclair Broadcast Group, Inc.	23,450	192
^	La-Z-Boy Inc.	23,896	189
	Sauer-Danfoss, Inc.	7,564	189
*	Peet’s Coffee & Tea Inc.	6,486	189
	Kellwood Co.	11,222	187
	UniFirst Corp.	4,888	186
	Bassett Furniture
	Industries, Inc.	19,750	184
*	Mediacom
	Communications Corp.	39,867	183
	Media General, Inc. Class A	8,580	182
*	Volcom, Inc.	8,219	181

			Market
			Value•
		Shares	($000)
*	Universal Technical Institute Inc.	10,627	181
	Furniture Brands International Inc.	17,659	178
^	Talbots Inc.	14,765	175
*	CSK Auto Corp.	34,768	174
*	Gaiam, Inc.	5,833	173
*	Nexcen Brands, Inc.	35,670	173
*	Pier 1 Imports Inc.	32,922	172
*	Casual Male Retail Group, Inc.	33,081	171
*	Isle of Capri Casinos, Inc.	12,307	169
*	4Kids Entertainment Inc.	12,810	168
	CPI Corp.	7,129	168
	Journal Communications, Inc.	18,701	167
	Libbey, Inc.	10,533	167
*	Playboy Enterprises, Inc.
	Class B	18,292	167
	Haverty Furniture Cos., Inc.	18,470	166
	Kenneth Cole
	Productions, Inc.	9,481	166
^	Beazer Homes USA, Inc.	22,176	165
	Monaco Coach Corp.	18,424	164
*^	Overstock.com, Inc.	10,527	163
*	Midas Inc.	11,109	163
*	Red Robin Gourmet
	Burgers, Inc.	5,044	161
*	Universal Electronics, Inc.	4,809	161
*^	Conn’s, Inc.	9,395	161
*	Zumiez Inc.	6,580	160
*	Fuel Systems Solutions, Inc.	11,172	160
*	Multimedia Games Inc.	19,005	159
*	Select Comfort Corp.	22,497	158
*	Steven Madden, Ltd.	7,840	157
	Ambassadors Group, Inc.	8,500	156
*^	Jos. A. Bank Clothiers, Inc.	5,465	155
	Carmike Cinemas, Inc.	21,400	155
*^	Cost Plus, Inc.	35,536	154
*	Unifi, Inc.	63,092	153
^	GateHouse Media, Inc.	17,199	151
*	CKX, Inc.	12,549	151
	PRIMEDIA Inc.	17,570	149
*	Martha Stewart Living
	Omnimedia, Inc.	16,091	149
	The Marcus Corp.	9,463	146
*	Benihana Inc. Class A	11,313	144
^	Building Materials
	Holding Corp.	25,799	143
*	Perry Ellis International Corp.	9,178	141
*	Hot Topic, Inc.	23,863	139
*	Meritage Corp.	9,347	136
*^	Hovnanian Enterprises Inc.
	Class A	18,870	135
*	Raser Technologies, Inc.	9,000	134
*	Source Interlink Cos., Inc.	45,728	132
*	Lodgian, Inc.	11,585	130
^	Standard Pacific Corp.	37,993	127

			Market
			Value•
		Shares	($000)
	World Wrestling Entertainment, Inc.	8,592	127
*	dELiA*S, Inc.	45,972	125
*	Century Casinos, Inc.	18,779	121
*	Lin TV Corp.	9,610	117
	Warner Music Group Corp.	19,113	116
*^	Gander Mountain Co.	23,201	114
*	drugstore.com, Inc.	34,463	114
*	ValueVision Media, Inc.	17,983	113
	Westwood One, Inc.	52,594	105
*	Monarch Casino & Resort, Inc.	4,327	104
*	Dorman Products, Inc.	7,113	102
	Marine Products Corp.	14,499	102
*	Jo-Ann Stores, Inc.	7,650	100
	Escalade, Inc.	10,730	98
*	MTR Gaming Group Inc.	14,362	98
*	Palm Harbor Homes, Inc.	9,203	97
	Stanley Furniture Co., Inc.	7,945	95
*	Retail Ventures, Inc.	18,472	94
*	Cosi, Inc.	41,596	93
	Monro Muffler Brake, Inc.	4,711	92
*	Stamps.com Inc.	7,526	92
*	Knology, Inc.	7,100	91
*	Citi Trends Inc.	5,822	90
	Strattec Security Corp.	2,145	89
	National Presto Industries, Inc.	1,679	88
	Noble International, Ltd.	5,409	88
*	West Marine, Inc.	9,677	87
*	PetMed Express, Inc.	7,128	86
	Syms Corp.	5,604	85
*	Interstate Hotels &
	Resorts, Inc.	21,192	84
*	Town Sports International
	Holdings, Inc.	8,600	82
^	Bon-Ton Stores, Inc.	8,610	82
	Nautilus Inc.	16,820	82
	Standard Motor
	Products, Inc.	9,886	81
*	New York & Co., Inc.	12,625	81
*	Sun-Times Media
	Group, Inc.	36,483	80
^	Handleman Co.	46,068	79
*^	Krispy Kreme
	Doughnuts, Inc.	24,873	79
	Finish Line, Inc.	32,089	78
*	Lazare Kaplan
	International, Inc.	9,494	77
	Coachmen Industries, Inc.	12,960	77
	Shiloh Industries, Inc.	7,759	76
	Beasley Broadcast
	Group, Inc.	14,447	75
*	Steak n Shake Co.	6,891	75
	Weyco Group, Inc.	2,722	75
*	Rentrak Corp.	5,100	74
	Spartan Motors, Inc.	9,508	73

			Market
			Value•
		Shares	($000)
	Steinway Musical Instruments Inc.	2,549	70
*^	Navarre Corp.	32,814	68
*	The Dixie Group, Inc.	8,200	68
*	DSW Inc. Class A	3,600	68
	Acme Communications, Inc.	24,286	66
	Skyline Corp.	2,242	66
*	Smith & Wesson Holding Corp.	10,660	65
*	Benihana Inc.	5,006	63
*	Six Flags, Inc.	30,481	62
	Salem Communications Corp.	9,254	61
	M/I Homes, Inc.	5,750	60
*	Empire Resorts Inc.	17,520	60
*	Reading International Inc.
	Class A	5,900	59
*	Mothers Work, Inc.	3,380	59
*	Russ Berrie and Co., Inc.	3,535	58
*^	Sharper Image Corp.	20,474	57
*	Sturm, Ruger & Co., Inc.	6,785	56
*	Lenox Group, Inc.	20,773	55
*	Shoe Carnival, Inc.	3,817	54
*	Shutterfly, Inc.	2,100	54
*	Radio One, Inc. Class D	22,460	53
*	Fairchild Corp.	20,404	53
	Cinemark Holdings Inc.	3,100	53
*^	Quantum Fuel Systems
	Technologies Worldwide, Inc.	106,553	51
*^	Caribou Coffee Co.	12,577	50
*	Regent
	Communications, Inc.	32,631	50
	Traffix, Inc.	8,067	49
	Lifetime Brands, Inc.	3,800	49
	Tuesday Morning Corp.	9,665	49
	Charles & Colvard Ltd.	22,028	48
*^	Trump Entertainment
	Resorts, Inc.	10,947	47
*	California Coastal
	Communities, Inc.	7,820	46
*^	WCI Communities, Inc.	11,577	44
*	Trans World
	Entertainment Corp.	8,888	44
*	Pomeroy IT Solutions, Inc.	6,047	42
	Journal Register Co.	22,201	39
*	Progressive Gaming
	International Corp.	15,642	39
	Stein Mart, Inc.	8,072	38
*	The Wet Seal, Inc. Class A	16,297	38
*	Riviera Holdings Corp.	1,220	38
*	Magna Entertainment
	Corp. Class A	35,119	34
	Craftmade International, Inc.	4,100	34
*	Stoneridge, Inc.	4,152	33
*	Spanish Broadcasting
	System, Inc.	16,763	31
*	Finlay Enterprises, Inc.	14,797	30

			Market
			Value•
		Shares	($000)
*	McCormick & Schmick’s
	Seafood Restaurants, Inc.	2,500	30
^	Orleans Homebuilders, Inc.	8,178	29
*	Red Lion Hotels Corp.	2,812	28
*	Nexstar Broadcasting Group, Inc.	2,995	27
	Dover Motorsports, Inc.	4,074	27
*	Hastings Entertainment, Inc.	2,708	25
*	Buca, Inc.	27,132	24
*	Great Wolf Resorts, Inc.	2,310	23
*	Saga Communications, Inc.	3,300	19
*	Jamba Inc.	5,000	19
	Triarc Cos., Inc. Class A	1,994	17
*	Eddie Bauer Holding, Inc.	2,700	17
*	Kirkland’s, Inc.	17,131	17
*	Directed Electronics Inc.	10,134	17
*	Proliance International Inc.	9,319	17
*	Concord Camera Corp.	4,848	15
*	Youbet.com, Inc.	11,828	13
*	Hollywood Media Corp.	4,440	13
*^	Comstock Homebuilding Cos., Inc.	19,060	13
*	S&K Famous Brands Inc.	1,344	12
*	Emerson Radio Corp.	8,900	12
*	Daily Journal Corp.	260	12
*	Ashworth, Inc.	3,818	11
	Levitt Corp. Class A	4,421	10
*	Ruth’s Chris Steak House Inc.	1,000	9
*	Franklin Covey Co.	929	7
*	Blockbuster Inc. Class B	2,111	7
*	Outdoor Channel Holdings Inc.	974	7
*	Florida Gaming Corp.	308	7
*	Tarragon Corp.	4,005	6
*	Triple Crown Media, Inc.	1,254	6
*	REX Stores Corp.	309	5
*	Young Broadcasting Inc.	3,877	4
*	Radio One, Inc.	1,680	4
	Flexsteel Industries, Inc.	300	4
*	Xanadoo Co.	10	3
*	E. Gottschalk & Co., Inc.	623	2
*	Gaming Partners International	282	2
*	National R. V. Holdings, Inc.	20,110	1
*^	Movie Gallery, Inc.	62,260	1
*	Fedders Corp.	1,286	—
*	Gadzooks, Inc.	3,843	—
			939,505
Consumer Staples (8.8%)
	The Procter & Gamble Co.	1,905,795	139,923
	Altria Group, Inc.	1,287,550	97,313
	The Coca-Cola Co.	1,273,523	78,156
	PepsiCo, Inc.	988,274	75,010
	Wal-Mart Stores, Inc.	1,507,726	71,662
	CVS/Caremark Corp.	905,721	36,002
	Kraft Foods Inc.	964,287	31,465
	Colgate-Palmolive Co.	311,947	24,319
	Anheuser-Busch Cos., Inc.	458,480	23,997

			Market
			Value•
		Shares	($000)
	Walgreen Co.	607,777	23,144
	Costco Wholesale Corp.	267,905	18,689
	Kimberly-Clark Corp.	260,368	18,054
	Archer-Daniels-Midland Co.	354,309	16,451
	Sysco Corp.	373,119	11,645
	General Mills, Inc.	202,000	11,514
	The Kroger Co.	412,157	11,009
	Avon Products, Inc.	264,655	10,462
	Safeway, Inc.	268,985	9,202
	H.J. Heinz Co.	195,363	9,120
	Kellogg Co.	169,484	8,886
	Bunge Ltd.	73,955	8,609
	Reynolds American Inc.	108,351	7,147
	ConAgra Foods, Inc.	300,112	7,140
	Sara Lee Corp.	443,653	7,125
	Wm. Wrigley Jr. Co.	109,352	6,403
	Carolina Group	66,520	5,674
	The Clorox Co.	84,727	5,522
	UST, Inc.	97,316	5,333
	Campbell Soup Co.	142,320	5,085
	SuperValu Inc.	130,345	4,890
	Coca-Cola Enterprises, Inc.	162,693	4,235
	Molson Coors Brewing Co. Class B	79,629	4,110
	The Hershey Co.	97,186	3,829
*	Energizer Holdings, Inc.	33,130	3,715
	Whole Foods Market, Inc.	85,165	3,475
	The Pepsi Bottling Group, Inc.	82,934	3,273
	The Estee Lauder Cos. Inc. Class A	65,556	2,859
*	Constellation Brands, Inc.
	Class A	117,602	2,780
	McCormick & Co., Inc.	71,488	2,710
	Tyson Foods, Inc.	167,257	2,564
	Brown-Forman Corp.
	Class B	32,624	2,418
	Church & Dwight, Inc.	40,467	2,188
	Dean Foods Co.	80,281	2,076
*	Smithfield Foods, Inc.	69,870	2,021
	Hormel Foods Corp.	46,323	1,875
*	Hansen Natural Corp.	42,010	1,861
	J.M. Smucker Co.	33,225	1,709
	Corn Products
	International, Inc.	46,069	1,693
*	BJ’s Wholesale Club, Inc.	40,535	1,371
	PepsiAmericas, Inc.	39,646	1,321
	Herbalife Ltd.	31,996	1,289
	Alberto-Culver Co.	51,196	1,256
*	Central European
	Distribution Corp.	20,936	1,216
	Del Monte Foods Co.	124,659	1,179
	Flowers Foods, Inc.	50,357	1,179
*	NBTY, Inc.	35,233	965
*^	Rite Aid Corp.	340,910	951
*	Ralcorp Holdings, Inc.	15,208	924
	Longs Drug Stores, Inc.	18,583	873

			Market
			Value•
		Shares	($000)
	Universal Corp. (VA)	16,914	866
	Casey’s General Stores, Inc.	28,193	835
	Ruddick Corp.	23,743	823
*	Bare Escentuals, Inc.	33,167	804
*	United Natural Foods, Inc.	25,001	793
*	Hain Celestial Group, Inc.	24,374	780
	Pilgrim’s Pride Corp.	26,636	771
*	Chattem, Inc.	10,080	761
*	Chiquita Brands International, Inc.	37,346	687
*	Darling International, Inc.	59,056	683
*	Performance Food Group Co.	24,034	646
*	Winn-Dixie Stores, Inc.	38,160	644
	Wm. Wrigley Jr. Co. Class B	10,178	600
*	Green Mountain Coffee Roasters, Inc.	14,570	593
	Lancaster Colony Corp.	14,469	574
	Nu Skin Enterprises, Inc.	33,059	543
*	The Great Atlantic &
	Pacific Tea Co., Inc.	14,573	457
	Cal-Maine Foods, Inc.	15,453	410
*	TreeHouse Foods Inc.	16,952	390
	The Andersons, Inc.	8,463	379
*	American Oriental
	Bioengineering, Inc.	33,361	370
	WD-40 Co.	9,654	367
	Vector Group Ltd.	18,093	363
	J & J Snack Foods Corp.	11,376	356
	Nash-Finch Co.	9,529	336
	Tootsie Roll Industries, Inc.	12,241	336
*	The Pantry, Inc.	12,127	317
	Ingles Markets, Inc.	11,207	285
	Coca-Cola Bottling Co.	4,435	261
*	Alliance One
	International, Inc.	63,293	258
	Arden Group Inc. Class A	1,622	251
*	Elizabeth Arden, Inc.	12,037	245
	Inter Parfums, Inc.	13,040	234
	Seaboard Corp.	159	234
*	Prestige Brands
	Holdings Inc.	27,762	208
	PriceSmart, Inc.	6,847	206
*	Boston Beer Co., Inc.
	Class A	5,407	204
	Sanderson Farms, Inc.	5,833	197
*^	Lifeway Foods, Inc.	15,308	181
	Spartan Stores, Inc.	7,663	175
	^Mannatech, Inc.	25,260	160
	Weis Markets, Inc.	3,893	155
	Lance, Inc.	7,553	154
	Reddy Ice Holdings, Inc.	5,760	146
	Alico, Inc.	3,788	138
*	Omega Protein Corp.	13,965	130
*	Zapata Corp.	17,400	127
*^	Spectrum Brands Inc.	23,540	125

			Market
			Value•
		Shares	($000)
*	John B. Sanfilippo & Son, Inc.	14,463	122
*	USANA Health Sciences, Inc.	3,274	121
*	Star Scientific, Inc.	139,769	111
*	Revlon, Inc. Class A	85,724	101
*	Central Garden & Pet Co. Class A	18,392	99
*	Central Garden and Pet Co.	16,312	94
	Oil-Dri Corp. of America	4,218	93
	Griffin Land & Nurseries, Inc.	2,432	89
*	Parlux Fragrances, Inc.	20,700	85
*^Jones Soda Co.		10,640	79
*	Medifast, Inc.	11,962	58
	Imperial Sugar Co.	2,000	38
*	Maui Land &
	Pineapple Co., Inc.	876	26
	MGP Ingredients, Inc.	2,348	22
	Farmer Brothers, Inc.	904	21
	Tasty Baking Co. Class A	1,568	13
*	Inventure Group, Inc.	5,177	12
	National Beverage Corp.	540	4
*	Monterey Pasta Co.	1,069	3
*	Cusine Solutions, Inc.	700	3
	Schiff Nutrition
	International, Inc.	484	3
			871,621
Energy (11.9%)
	ExxonMobil Corp.	3,392,006	317,797
	Chevron Corp.	1,303,750	121,679
	ConocoPhillips Co.	945,414	83,480
	Schlumberger Ltd.	729,045	71,716
	Occidental Petroleum Corp.	508,119	39,120
*	Transocean, Inc.	190,720	27,302
	Marathon Oil Corp.	437,206	26,608
	Valero Energy Corp.	338,739	23,722
	Devon Energy Corp.	259,102	23,037
	Apache Corp.	203,048	21,836
	Halliburton Co.	544,439	20,640
	Anadarko Petroleum Corp.	284,927	18,717
	Hess Corp.	175,033	17,654
*	National Oilwell Varco Inc.	218,051	16,018
	Baker Hughes, Inc.	195,438	15,850
	XTO Energy, Inc.	295,016	15,152
*	Weatherford
	International Ltd.	206,115	14,139
	EOG Resources, Inc.	149,865	13,375
	Williams Cos., Inc.	367,164	13,137
	Chesapeake Energy Corp.	275,142	10,786
	Peabody Energy Corp.	162,454	10,014
	Spectra Energy Corp.	386,688	9,984
	Murphy Oil Corp.	109,602	9,299
	Noble Corp.	163,955	9,265
	Smith International, Inc.	122,511	9,047
	Noble Energy, Inc.	104,804	8,334
	CONSOL Energy, Inc.	111,659	7,986
	El Paso Corp.	428,708	7,391

			Market
			Value•
		Shares	($000)
*	Ultra Petroleum Corp.	93,164	6,661
*	Cameron International Corp.	133,024	6,402
	Diamond Offshore Drilling, Inc.	42,494	6,034
*	Southwestern Energy Co.	104,298	5,811
	ENSCO International, Inc.	90,235	5,380
	Sunoco, Inc.	73,673	5,337
*	Nabors Industries, Inc.	172,927	4,736
	Range Resources Corp.	90,956	4,672
*	FMC Technologies Inc.	79,352	4,499
*	Denbury Resources, Inc.	149,368	4,444
*	Grant Prideco, Inc.	78,585	4,362
	BJ Services Co.	178,645	4,334
*	Newfield Exploration Co.	79,916	4,212
	Tesoro Corp.	83,856	4,000
	Arch Coal, Inc.	87,353	3,925
*	Plains Exploration &
	Production Co.	69,154	3,734
	Pioneer Natural
	Resources Co.	75,473	3,686
*	Pride International, Inc.	102,243	3,466
*	Exterran Holdings, Inc.	37,813	3,093
	Rowan Cos., Inc.	68,188	2,691
	Frontier Oil Corp.	65,803	2,670
	Helmerich & Payne, Inc.	63,286	2,536
*	Forest Oil Corp.	48,483	2,465
	Cabot Oil & Gas Corp.	59,630	2,407
*	Oceaneering
	International, Inc.	33,756	2,273
*	Helix Energy Solutions
	Group, Inc.	53,288	2,211
	Cimarex Energy Co.	50,900	2,165
*	Kinder Morgan
	Management, LLC	39,234	2,077
	Patterson-UTI Energy, Inc.	96,290	1,880
*	Quicksilver Resources, Inc.	31,307	1,866
*	Dresser Rand Group, Inc.	47,531	1,856
*	Core Laboratories N.V.	14,482	1,806
*	Petrohawk Energy Corp.	104,188	1,803
	Massey Energy Co.	49,851	1,782
	Tidewater Inc.	32,428	1,779
*	Atwood Oceanics, Inc.	17,501	1,754
*	Superior Energy
	Services, Inc.	49,980	1,720
*	Whiting Petroleum Corp.	26,115	1,506
	St. Mary Land &
	Exploration Co.	38,864	1,500
	Foundation Coal
	Holdings, Inc.	27,828	1,461
	Holly Corp.	28,690	1,460
	Overseas Shipholding
	Group Inc.	19,008	1,415
*	Unit Corp.	28,542	1,320
*	Alpha Natural
	Resources, Inc.	40,092	1,302

			Market
			Value•
		Shares	($000)
*	SEACOR Holdings Inc.	13,849	1,284
*	Hercules Offshore, Inc.	52,143	1,240
*	Global Industries Ltd.	57,865	1,239
*	Dril-Quip, Inc.	21,092	1,174
*	Mariner Energy Inc.	50,817	1,163
*	W-H Energy Services, Inc.	18,901	1,062
	Berry Petroleum Class A	23,407	1,040
*	Encore Acquisition Co.	30,936	1,032
*	Oil States International, Inc.	29,117	993
	Penn Virginia Corp.	22,214	969
*	Comstock Resources, Inc.	27,372	931
*	Cheniere Energy, Inc.	27,666	903
	Crosstex Energy, Inc.	24,174	900
*	ATP Oil & Gas Corp.	17,589	889
	Atlas America, Inc.	14,885	881
*	Willbros Group, Inc.	22,200	850
*	Arena Resources, Inc.	19,936	832
*	Swift Energy Co.	18,603	821
*	EXCO Resources, Inc.	51,639	799
*	Continental Resources, Inc.	30,283	791
*	Bristow Group, Inc.	13,933	789
*	Carrizo Oil & Gas, Inc.	14,416	789
*	Delta Petroleum Corp.	41,249	778
*	Stone Energy Corp.	16,371	768
*	Hornbeck Offshore Services, Inc.	16,836	757
*	Bill Barrett Corp.	17,832	747
	Lufkin Industries, Inc.	12,570	720
*	ION Geophysical Corp.	44,803	707
*	TETRA Technologies, Inc.	45,369	706
*	Patriot Coal Corp.	15,618	652
*	Oilsands Quest, Inc.	158,558	647
	CARBO Ceramics Inc.	17,162	638
*	Grey Wolf, Inc.	118,760	633
*	Enbridge Energy Management LLC	11,096	581
*	Matrix Service Co.	24,140	527
*	Gulfmark Offshore, Inc.	10,922	511
*	Basic Energy Services Inc.	22,709	498
*	Dawson Geophysical Co.	6,931	495
*	NATCO Group Inc.	8,627	467
	World Fuel Services Corp.	16,046	466
*	Complete Production
	Services, Inc.	25,907	466
*	PetroQuest Energy, Inc.	31,860	456
	Gulf Island Fabrication, Inc.	14,063	446
	Western Refining, Inc.	18,327	444
*^	USEC Inc.	48,609	437
*	Parker Drilling Co.	56,304	425
*	Rosetta Resources, Inc.	21,408	425
*	Aventine Renewable
	Energy Holdings, Inc.	33,247	424
*	Brigham Exploration Co.	56,181	422
	General Maritime Corp.	16,523	404
*	Parallel Petroleum Corp.	22,879	403
*	Energy Partners, Ltd.	33,974	401

			Market
			Value•
		Shares	($000)
*^	International Coal Group, Inc.	74,783	401
*	Petroleum Development Corp.	6,733	398
*	Bois d’Arc Energy, Inc.	19,975	397
*	Bronco Drilling Co., Inc.	26,340	391
*	Callon Petroleum Co.	23,749	391
*	CNX Gas Corp.	12,072	386
*	Vaalco Energy, Inc.	79,865	371
	W&T Offshore, Inc.	12,294	368
*	McMoRan Exploration Co.	27,836	364
*^	CanArgo Energy Corp.	391,800	357
	^Arlington Tankers Ltd.	16,008	354
*	Clayton Williams Energy, Inc.	10,711	334
*	BPZ Energy, Inc.	29,575	331
*	Warren Resources Inc.	22,447	317
*^	Goodrich Petroleum Corp.	13,958	316
*	Pioneer Drilling Co.	25,833	307
*	Abraxas Petroleum Corp.	77,810	300
*	Double Eagle Petroleum Co.	19,048	300
*	Harvest Natural
	Resources, Inc.	23,788	297
*^	Evergreen Energy, Inc.	131,519	293
*	FX Energy, Inc.	51,135	290
	Alon USA Energy, Inc.	9,956	271
*	GMX Resources Inc.	8,135	263
*	TXCO Resources Inc.	19,654	237
*	Contango Oil & Gas Co.	4,600	234
*	Newpark Resources, Inc.	41,983	229
	RPC Inc.	19,518	229
*^	SulphCo, Inc.	43,250	226
*^	Pacific Ethanol, Inc.	26,820	220
*	Cal Dive International, Inc.	16,568	219
*	US BioEnergy Corp.	18,200	213
	Delek US Holdings, Inc.	10,306	208
	MarkWest Hydrocarbon, Inc.	3,198	200
*	PHI Inc. Non-Voting Shares	6,263	194
*	Union Drilling, Inc.	12,040	190
*^	VeraSun Energy Corp.	11,513	176
*^	James River Coal Co.	14,749	165
*	Allis-Chalmers Energy Inc.	10,870	160
*^	Verenium Corp.	31,133	155
*	T-3 Energy Services, Inc.	3,300	155
*	Endeavor
	International Corp.	111,692	150
*	Trico Marine Services, Inc.	4,001	148
*	Gulfport Energy Corp.	8,000	146
*	Edge Petroleum Corp.	24,405	145
*	The Meridian Resource Corp.	72,640	131
*	OYO Geospace Corp.	1,729	130
*	Harken Energy Corp.	15,944	128
*	Gasco Energy Inc.	64,680	128
*	ENGlobal Corp.	9,000	102
*	Rentech, Inc.	52,445	95
*	Uranium Resources Inc.	7,500	94
*	Toreador Resources Corp.	10,900	76

			Market
			Value•
		Shares	($000)
*	Westmoreland Coal Co.	3,998	56
*	Veneco Inc.	2,785	56
*	Superior Well Services, Inc.	2,600	55
*	Credo Pete Corp.	4,286	43
*	Infinity, Inc.	43,404	29
*^	Transmeridian
	Exploration Inc.	12,400	25
*	Syntroleum Corp.	28,304	24
*	Penn Octane Corp.	3,564	8
*	Navidec Financial Services	182	—
			1,170,376
Financials (17.5%)
	Bank of America Corp.	2,713,881	111,975
	JPMorgan Chase & Co.	2,069,604	90,338
	Citigroup, Inc.	3,042,372	89,567
	American International Group, Inc.	1,333,154	77,723
	Wells Fargo & Co.	1,976,863	59,681
	Group The Goldman Sachs, Inc.	223,283	48,017
	Wachovia Corp.	1,209,416	45,994
	Bank of New York
	Mellon Corp.	695,975	33,936
	American Express Co.	650,618	33,845
	U.S. Bancorp	1,055,900	33,514
	Morgan Stanley	579,377	30,771
	MetLife, Inc.	454,393	28,000
	Merrill Lynch & Co., Inc.	505,859	27,155
	Prudential Financial, Inc.	283,226	26,351
	Fannie Mae	596,373	23,843
*	Berkshire Hathaway Inc.
	Class B	4,595	21,762
	The Travelers Cos., Inc.	401,573	21,605
	CME Group, Inc.	29,242	20,060
	State Street Corp.	238,229	19,344
	AFLAC Inc.	298,895	18,720
	Lehman Brothers
	Holdings, Inc.	275,956	18,059
	The Allstate Corp.	339,910	17,753
	The Hartford Financial
	Services Group Inc.	194,315	16,942
	Charles Schwab Corp.	598,058	15,280
	PNC Financial
	Services Group	212,564	13,955
	Freddie Mac	404,649	13,786
	Loews Corp.	261,942	13,186
	The Chubb Corp.	240,566	13,130
	SunTrust Banks, Inc.	202,975	12,684
	ACE Ltd.	201,366	12,440
	Capital One Financial Corp.	255,474	12,074
	Franklin Resources Corp.	105,336	12,054
	Simon Property Group,
	Inc. REIT	136,774	11,880
	The Principal Financial
	Group, Inc.	162,504	11,187
	BB&T Corp.	337,265	10,344

			Market
			Value•
		Shares	($000)
	Regions Financial Corp.	430,554	10,183
	ProLogis REIT	157,265	9,967
	Lincoln National Corp.	165,993	9,664
	T. Rowe Price Group Inc.	154,157	9,385
	Northern Trust Corp.	121,186	9,280
	Marsh & McLennan Cos., Inc.	330,938	8,760
	Progressive Corp. of Ohio	415,555	7,962
	Ameriprise Financial, Inc.	144,061	7,939
	Aon Corp.	161,338	7,694
	Fifth Third Bancorp	294,802	7,408
	Vornado Realty Trust REIT	83,698	7,361
	Nymex Holdings Inc.	54,029	7,219
	Washington Mutual, Inc.	529,197	7,202
	NYSE Euronext	80,734	7,086
	Genworth Financial Inc.	271,077	6,899
	Boston Properties, Inc. REIT	72,972	6,700
*	IntercontinentalExchange Inc.	33,995	6,544
	SLM Corp.	315,958	6,363
	Invesco, Ltd.	197,327	6,192
	Equity Residential REIT	169,630	6,186
*	Berkshire Hathaway Inc. Class A	43	6,089
	National City Corp.	368,707	6,069
	Bear Stearns Co., Inc.	67,602	5,966
	Legg Mason Inc.	81,231	5,942
	Public Storage, Inc. REIT	78,257	5,745
	KeyCorp	238,912	5,602
	XL Capital Ltd. Class A	111,311	5,600
	General Growth
	Properties Inc. REIT	135,253	5,570
	Host Hotels &
	Resorts Inc. REIT	319,637	5,447
	Unum Group	221,040	5,258
	Kimco Realty Corp. REIT	138,897	5,056
	Moody’s Corp.	138,950	4,961
	Plum Creek Timber Co.
	Inc. REIT	106,964	4,925
	Leucadia National Corp.	99,468	4,685
	Hudson City Bancorp, Inc.	307,954	4,625
	Avalonbay Communities,
	Inc. REIT	48,874	4,601
	HCP, Inc. REIT	126,322	4,393
	Annaly Mortgage
	Management Inc. REIT	240,578	4,374
	Commerce Bancorp, Inc.	112,198	4,279
*	Nasdaq Stock Market Inc.	83,992	4,157
	Assurant, Inc.	61,998	4,148
	Comerica, Inc.	93,718	4,080
	Discover Financial Services	262,852	3,964
	Synovus Financial Corp.	163,563	3,939
	Everest Re Group, Ltd.	38,732	3,889
	American Capital
	Strategies, Ltd.	115,084	3,793
	Marshall & Ilsley Corp.	141,971	3,759
	Cincinnati Financial Corp.	94,878	3,751

			Market
			Value•
		Shares	($000)
	Ventas, Inc. REIT	81,792	3,701
	M & T Bank Corp.	43,801	3,573
	Janus Capital Group Inc.	107,382	3,527
	AMB Property Corp. REIT	61,184	3,522
	Safeco Corp.	62,918	3,503
	Torchmark Corp.	56,860	3,442
	SL Green Realty Corp. REIT	36,404	3,402
	Willis Group Holdings Ltd.	87,469	3,321
	Eaton Vance Corp.	73,071	3,318
*	TD Ameritrade Holding Corp.	164,443	3,299
	People’s United Financial Inc.	184,145	3,278
	Axis Capital Holdings Ltd.	83,324	3,247
	Countrywide Financial Corp.	353,934	3,164
	Huntington Bancshares Inc.	212,959	3,143
	The Macerich Co. REIT	44,126	3,136
	New York Community
	Bancorp, Inc.	177,878	3,127
	Zions Bancorp	66,028	3,083
	Developers Diversified
	Realty Corp. REIT	76,129	2,915
	W.R. Berkley Corp.	97,578	2,909
	SEI Investments Co.	90,150	2,900
	PartnerRe Ltd.	34,646	2,859
*	Markel Corp.	5,797	2,847
	Federal Realty Investment
	Trust REIT	34,553	2,839
	CIT Group Inc.	116,858	2,808
	Regency Centers Corp. REIT	42,557	2,745
	White Mountains Insurance
	Group Inc.	5,316	2,733
*	CB Richard Ellis Group, Inc.	126,449	2,725
	Sovereign Bancorp, Inc.	234,804	2,677
	RenaissanceRe Holdings Ltd.	41,994	2,530
	Federated Investors, Inc.	56,811	2,338
	Duke Realty Corp. REIT	88,130	2,298
*	Arch Capital Group Ltd.	32,632	2,296
	Rayonier Inc. REIT	47,739	2,255
	Health Care Inc. REIT	49,697	2,221
	iStar Financial Inc. REIT	82,098	2,139
*	Affiliated Managers
	Group, Inc.	18,104	2,126
	Old Republic
	International Corp.	134,841	2,078
	Apartment Investment &
	Management Co.
	Class A REIT	59,176	2,055
^	Allied Capital Corp.	94,462	2,031
	Associated Banc-Corp.	73,965	2,004
	HCC Insurance Holdings, Inc.	69,000	1,979
	Alexandria Real Estate
	Equities, Inc. REIT	19,314	1,964
	Raymond James
	Financial, Inc.	58,508	1,911

			Market
			Value•
		Shares	($000)
	Fidelity National Financial, Inc. Class A	128,477	1,877
	Hospitality Properties Trust REIT	57,807	1,863
	Waddell & Reed
	Financial, Inc.	51,563	1,861
	Nationwide Health
	Properties, Inc. REIT	55,916	1,756
	Popular, Inc.	163,168	1,730
	Brown & Brown, Inc.	73,044	1,717
	Forest City Enterprise
	Class A	38,247	1,700
	First American Corp.	49,590	1,692
	Commerce Bancshares, Inc.	37,532	1,684
	Realty Income Corp. REIT	62,108	1,678
	Protective Life Corp.	40,807	1,674
	UnionBanCal Corp.	34,116	1,669
	Camden Property Trust REIT	34,621	1,667
	Cullen/Frost Bankers, Inc.	32,665	1,655
	UDR, Inc. REIT	82,993	1,647
	Jones Lang LaSalle Inc.	22,917	1,631
	Liberty Property Trust REIT	56,198	1,619
	StanCorp Financial
	Group, Inc.	32,067	1,615
^	Ambac Financial Group, Inc.	62,320	1,606
	Taubman Co. REIT	32,375	1,592
	Bank of Hawaii Corp.	30,317	1,550
^	The St. Joe Co.	43,358	1,540
	City National Corp.	25,606	1,525
	Jefferies Group, Inc.	65,718	1,515
	Essex Property Trust,
	Inc. REIT	15,499	1,511
	Weingarten Realty
	Investors REIT	47,667	1,499
	Aspen Insurance
	Holdings Ltd.	51,599	1,488
*	Philadelphia Consolidated
	Holding Corp.	37,428	1,473
*	Conseco, Inc.	115,969	1,457
	The Hanover Insurance
	Group Inc.	31,773	1,455
	Digital Realty Trust, Inc.
	REIT	37,374	1,434
	MBIA, Inc.	76,965	1,434
	Nationwide Financial
	Services, Inc.	31,775	1,430
	Arthur J. Gallagher & Co.	58,573	1,417
	Mack-Cali Realty Corp. REIT	41,559	1,413
^	First Horizon National Corp.	77,392	1,405
	Endurance Specialty
	Holdings Ltd.	33,617	1,403
	Wilmington Trust Corp.	39,517	1,391
	Unitrin, Inc.	28,316	1,359
^	CapitalSource Inc. REIT	76,649	1,348
	Valley National Bancorp	70,017	1,335

			Market
			Value•
		Shares	($000)
	Platinum Underwriters Holdings, Ltd.	36,950	1,314
*	Alleghany Corp.	3,253	1,308
*	Investment Technology Group, Inc.	27,284	1,298
	American Financial
	Group, Inc.	43,920	1,268
	BRE Properties Inc.
	Class A REIT	31,199	1,264
	TCF Financial Corp.	70,046	1,256
	Allied World Assurance
	Holdings, Ltd.	25,022	1,255
	Astoria Financial Corp.	53,700	1,250
	Senior Housing Properties
	Trust REIT	54,553	1,237
	Douglas Emmett, Inc. REIT	54,186	1,225
	Apollo Investment Corp.	71,605	1,221
	Colonial BancGroup, Inc.	89,856	1,217
	Fulton Financial Corp.	105,971	1,189
	Transatlantic Holdings, Inc.	16,301	1,184
	Erie Indemnity Co. Class A	22,689	1,177
	Washington Federal Inc.	53,558	1,131
^	MGIC Investment Corp.	50,285	1,128
	Kilroy Realty Corp. REIT	20,068	1,103
	Webster Financial Corp.	33,654	1,076
	BancorpSouth, Inc.	45,437	1,073
	Potlatch Corp. REIT	24,063	1,069
*	SVB Financial Group	21,160	1,066
	HRPT Properties Trust REIT	137,107	1,060
	Commerce Group, Inc.	28,957	1,042
	Whitney Holdings Corp.	39,378	1,030
	Zenith National
	Insurance Corp.	22,935	1,026
	National Retail
	Properties REIT	43,675	1,021
	National Financial
	Partners Corp.	22,338	1,019
	Montpelier Re Holdings Ltd.	59,773	1,017
*	ProAssurance Corp.	18,434	1,012
	Reinsurance Group of
	America, Inc.	19,031	999
	FirstMerit Corp.	49,451	990
	Highwood Properties,
	Inc. REIT	33,260	977
	Chittenden Corp.	27,321	973
	Assured Guaranty Ltd.	36,494	969
	First Industrial Realty
	Trust REIT	27,950	967
	Susquehanna
	Bancshares, Inc.	52,209	963
	DCT Industrial Trust
	Inc. REIT	103,298	962
	Delphi Financial Group, Inc.	27,178	959
*	GFI Group Inc.	9,974	955
	Post Properties, Inc. REIT	26,908	945
	First Midwest Bancorp, Inc.	30,607	937

			Market
			Value•
		Shares	($000)
	BioMed Realty Trust, Inc. REIT	40,401	936
	Home Properties, Inc. REIT	20,618	925
*	E*TRADE Financial Corp.	260,152	924
	Hilb, Rogal and Hamilton Co.	22,690	921
	CBL & Associates Properties, Inc. REIT	38,234	914
	Brandywine Realty
	Trust REIT	50,758	910
	East West Bancorp, Inc.	37,479	908
	UCBH Holdings, Inc.	63,618	901
	Washington REIT	28,660	900
*^	AmeriCredit Corp.	70,045	896
	Corporate Office Properties
	Trust, Inc. REIT	27,470	865
	optionsXpress Holdings Inc.	25,402	859
	IPC Holdings Ltd.	29,737	858
*	Knight Capital Group, Inc.
	Class A	58,655	845
	Mercury General Corp.	16,891	841
*	TFS Financial Corp.	69,713	832
	DiamondRock Hospitality
	Co. REIT	55,347	829
	Boston Private Financial
	Holdings, Inc.	30,323	821
	Westamerica Bancorporation	18,410	820
	Entertainment Properties
	Trust REIT	17,421	819
	Ares Capital Corp.	55,736	815
	LaSalle Hotel
	Properties REIT	24,831	792
	The Phoenix Cos., Inc.	66,730	792
	First Charter Corp.	26,433	789
	Citizens Banking Corp.	53,957	783
*	Interactive Brokers
	Group, Inc.	24,100	779
	Selective Insurance Group	33,611	773
	Strategic Hotels and
	Resorts, Inc. REIT	45,791	766
*	Signature Bank	22,347	754
	BOK Financial Corp.	14,566	753
	Healthcare Realty
	Trust Inc. REIT	29,614	752
	First Niagara Financial
	Group, Inc.	62,335	751
*	Argo Group
	International Holdings	17,799	750
	Glacier Bancorp, Inc.	39,591	742
	Alabama National
	BanCorporation	9,496	739
	Tanger Factory Outlet
	Centers, Inc. REIT	19,350	730
	Max Re Capital Ltd.	25,922	726
	NewAlliance
	Bancshares, Inc.	62,778	723
	Trustmark Corp.	28,505	723

			Market
			Value•
		Shares	($000)
	F.N.B. Corp.	48,854	718
	First Community Bancorp	17,227	710
	R.L.I. Corp.	12,479	709
	Pennsylvania REIT	23,850	708
	The South Financial Group, Inc.	45,181	706
	The PMI Group Inc.	53,173	706
	Cathay General Bancorp	26,597	705
^	Thornburg Mortgage, Inc. REIT	76,205	704
	Sterling Bancshares, Inc.	62,909	702
	UMB Financial Corp.	18,196	698
	Midland Co.	10,520	681
	Equity One, Inc. REIT	29,472	679
	Maguire Properties,
	Inc. REIT	23,023	678
	American Financial
	Realty Trust REIT	83,987	674
	United Bankshares, Inc.	23,869	669
	^Greenhill & Co., Inc.	10,054	668
	Acadia Realty Trust REIT	26,091	668
	Sunstone Hotel Investors,
	Inc. REIT	36,518	668
	Horace Mann
	Educators Corp.	35,092	665
	International
	Bancshares Corp.	31,647	663
*	Piper Jaffray Cos., Inc.	14,299	662
	Cousins Properties, Inc. REIT	29,942	662
	Prosperity Bancshares, Inc.	22,440	660
	Old National Bancorp	43,989	658
	Odyssey Re Holdings Corp.	17,861	656
*	FCStone Group, Inc.	14,200	654
^	Frontier Financial Corp.	35,065	651
	Cash America
	International Inc.	20,127	650
	NBT Bancorp, Inc.	28,339	647
	American Campus
	Communities, Inc. REIT	23,960	643
	Mid-America Apartment
	Communities, Inc. REIT	14,918	638
	First Commonwealth
	Financial Corp.	59,420	633
	Hancock Holding Co.	16,403	627
	Pacific Capital Bancorp	30,967	623
	Calamos Asset
	Management, Inc.	20,926	623
	Wintrust Financial Corp.	18,695	619
^	The First Marblehead Corp.	40,216	615
	Infinity Property &
	Casualty Corp.	16,845	609
	Colonial Properties
	Trust REIT	26,601	602
	CVB Financial Corp.	57,096	590
	Equity Lifestyle
	Properties, Inc. REIT	12,841	586

			Market
			Value•
		Shares	($000)
	Provident Bankshares Corp.	27,121	580
	Brookline Bancorp, Inc.	56,595	575
	PS Business Parks, Inc. REIT	10,793	567
	Inc EastGroup Properties,. REIT	13,378	560
	Lexington Realty Trust REIT	38,462	559
	First Financial Bankshares, Inc.	14,795	557
	Ashford Hospitality
	Trust REIT	77,378	556
	Gamco Investors Inc.
	Class A	8,008	555
^	Radian Group, Inc.	47,146	551
	FelCor Lodging Trust,
	Inc. REIT	35,270	550
*	KBW Inc.	21,416	548
^	Downey Financial Corp.	17,344	540
	Community Bank
	System, Inc.	27,138	539
^	PrivateBancorp, Inc.	16,393	535
	National Penn
	Bancshares Inc.	35,332	535
	MB Financial, Inc.	17,294	533
	City Holding Co.	15,738	533
	Central Pacific Financial Co.	28,685	530
	IBERIABANK Corp.	10,949	512
	First BanCorp Puerto Rico	70,043	511
*	Forestar Real Estate
	Group, Inc.	21,665	511
	Bank Mutual Corp.	48,019	508
	Chemical Financial Corp.	21,178	504
	MCG Capital Corp.	43,337	502
	Amcore Financial, Inc.	22,030	500
	Umpqua Holdings Corp.	32,452	498
*	First Federal Financial Corp.	13,743	492
	Sterling Financial Corp.	28,746	483
	Anworth Mortgage
	Asset Corp. REIT	58,025	479
	FBL Financial Group,
	Inc. Class A	13,806	477
	Extra Space Storage
	Inc. REIT	32,901	470
	MFA Mortgage
	Investments, Inc. REIT	50,795	470
*	Investors Bancorp, Inc.	33,203	469
*	Navigators Group, Inc.	7,195	468
	Omega Healthcare
	Investors, Inc. REIT	29,001	465
	Saul Centers, Inc. REIT	8,679	464
	Capstead Mortgage
	Corp. REIT	35,146	464
	Provident Financial
	Services Inc.	32,120	463
*	Stifel Financial Corp.	8,793	462
	Franklin Street
	Properties Corp. REIT	31,117	461

			Market
			Value•
		Shares	($000)
	American Physicians Capital, Inc.	10,937	453
*	Hilltop Holdings Inc.	41,437	452
	S & T Bancorp, Inc.	16,362	452
	First Indiana Corp.	14,018	449
^	Redwood Trust, Inc. REIT	13,063	447
	Northwest Bancorp, Inc.	16,616	441
	Anthracite Capital Inc. REIT	60,858	441
	Anchor Bancorp Wisconsin Inc.	18,547	436
	Inland Real Estate
	Corp. REIT	30,424	431
	Cedar Shopping
	Centers, Inc. REIT	41,020	420
*	United America
	Indemnity, Ltd.	21,000	418
	Provident New York
	Bancorp, Inc.	32,241	417
	First Citizens BancShares
	Class A	2,849	416
	BankFinancial Corp.	26,006	411
	Harleysville Group, Inc.	11,515	407
	Amtrust Financial
	Services Inc.	29,338	404
	Advance America, Cash
	Advance Centers, Inc.	38,988	396
	Columbia Banking
	System, Inc.	13,310	396
*	Dollar Financial Corp.	12,880	395
^	First Busey Corp.	19,775	393
^	Capital City Bank Group, Inc.	13,893	392
	Arbor Realty Trust, Inc. REIT	24,262	391
	Alfa Corp.	17,958	389
^	Newcastle Investment
	Corp. REIT	30,001	389
	Community Trust
	Bancorp Inc.	14,065	387
*	Enstar Group Ltd.	3,100	379
*	FPIC Insurance Group, Inc.	8,819	379
*	Amerisafe Inc.	24,289	377
	Sovran Self Storage,
	Inc. REIT	9,281	372
	Safety Insurance
	Group, Inc.	10,094	370
	First Financial Bancorp	32,297	368
	Capital Southwest Corp.	3,099	367
	TrustCo Bank NY	36,858	366
	American Equity Investment
	Life Holding Co.	43,787	363
*	Centennial Bank
	Holdings Inc.	62,779	363
	Financial Federal Corp.	15,958	356
	BancFirst Corp.	8,279	355
*	EZCORP, Inc.	31,365	354
	First Merchants Corp.	15,941	348

			Market
			Value•
		Shares	($000)
*	Guaranty Financial Group, Inc.	21,665	347
	CoBiz Inc.	23,091	343
	Presidential Life Corp.	19,593	343
^	Gramercy Capital Corp. REIT	14,045	341
^	Cascade Bancorp	24,179	337
	Agree Realty Corp. REIT	10,833	326
	Cohen & Steers, Inc.	10,879	326
	Hanmi Financial Corp.	37,633	324
	Dime Community Bancshares	25,324	323
	Capitol Federal Financial	10,298	319
*^	Western Alliance Bancorp	16,963	318
	Kite Realty Group Trust REIT	20,750	317
	BankUnited Financial Corp.	45,915	317
*	Alexander’s, Inc. REIT	890	314
	Banner Corp.	10,916	314
	LandAmerica Financial
	Group, Inc.	9,344	313
^	Park National Corp.	4,840	312
^	U.S. Global Investors,
	Inc. Class A	18,726	312
	Berkshire Hills Bancorp, Inc.	11,990	312
	Federal Agricultural
	Mortgage Corp. Class C	11,837	312
	Baldwin & Lyons, Inc.
	Class B	11,329	311
	Arrow Financial Corp.	14,297	307
	AmericanWest
	Bancorporation	17,321	305
	Consolidated-Tomoka
	Land Co.	4,867	305
	National Health
	Investors REIT	10,808	302
	ProCentury Corp.	19,585	301
	Abington Community
	Bancorp Inc.	31,904	300
*	LaBranche & Co. Inc.	59,193	298
	Capitol Bancorp Ltd.	14,816	298
^	Corus Bankshares Inc.	27,782	296
	First Community
	Bancshares, Inc.	9,244	295
^	Sierra Bancorp	11,741	292
	Friedman, Billings,
	Ramsey Group, Inc. REIT	92,285	290
	Stewart Information
	Services Corp.	10,956	286
	Hercules Technology
	Growth Capital, Inc.	22,900	284
	Ameris Bancorp	16,834	284
^	Gladstone Capital Corp.	16,685	284
^	IndyMac Bancorp, Inc.	46,848	279
*^	Ladenburg Thalmann
	Financial Services, Inc.	129,695	275
	Bancorp Rhode Island Inc.	7,955	272
*	World Acceptance Corp.	10,021	270

			Market
			Value•
		Shares	($000)
	American Land Lease, Inc. REIT	13,379	265
	Glimcher Realty Trust REIT	18,562	265
	First State Bancorporation	19,054	265
^	Crystal River Capital Inc. REIT	18,229	263
	Resource America, Inc.	17,602	258
	LTC Properties, Inc. REIT	10,270	257
	Asset Acceptance
	Capital Corp.	24,583	256
*	TradeStation Group, Inc.	17,940	255
*	Citizens, Inc.	45,976	254
	Employers Holdings, Inc.	15,111	253
	United Community
	Banks, Inc.	15,660	247
	City Bank Lynnwood (WA)	10,880	244
	Getty Realty Holding
	Corp. REIT	8,976	239
	CFS Bancorp, Inc.	16,181	237
*	First Cash Financial
	Services, Inc.	16,000	235
^	Capital Trust Class A REIT	7,639	234
^	ASTA Funding, Inc.	8,855	234
	WesBanco, Inc.	11,365	234
	Tower Group, Inc.	6,957	232
	EMC Insurance Group, Inc.	9,739	231
^	Portfolio Recovery
	Associates, Inc.	5,795	230
^	RAIT Financial Trust REIT	26,606	229
	Associated Estates
	Realty Corp. REIT	24,073	227
	GMH Communities
	Trust REIT	41,101	227
	Clifton Savings Bancorp, Inc.	23,104	226
^	Alesco Financial, Inc. REIT	68,070	223
	Donegal Group Inc. Class A	12,779	219
*	CNA Surety Corp.	10,946	217
	Medallion Financial Corp.	21,587	216
	First Potomac REIT	12,381	214
*	PICO Holdings, Inc.	6,346	213
	BankAtlantic Bancorp, Inc.
	Class A	51,787	212
*	Ameriserv Financial Inc.	75,453	209
^	Enterprise Financial
	Services Corp.	8,686	207
	United Fire & Casualty Co.	7,076	206
	Atlantic Coast Federal Corp.	17,199	204
	Parkway Properties Inc. REIT	5,510	204
*	Tejon Ranch Co.	4,965	203
	Harleysville National Corp.	13,883	202
^	BRT Realty Trust REIT	13,185	202
	Education Realty Trust,
	Inc. REIT	17,905	201
*^	Doral Financial Corp.	11,121	201
	National Western Life
	Insurance Co. Class A	954	198

			Market
			Value•
		Shares	($000)
	NYMAGIC, Inc.	8,297	192
	Independent Bank Corp. (MA)	6,864	187
	Center Financial Corp.	15,049	185
	Bryn Mawr Bank Corp.	8,063	185
	Sanders Morris Harris Group Inc.	17,994	184
	Medical Properties
	Trust Inc. REIT	17,992	183
	CapLease, Inc. REIT	21,720	183
	OneBeacon Insurance
	Group Ltd.	8,500	183
*	Community Bancorp	10,370	180
	SWS Group, Inc.	14,202	180
	Universal Health Realty
	Income REIT	5,061	179
	Flagstar Bancorp, Inc.	25,409	177
	First Source Corp.	10,221	177
	State Auto Financial Corp.	6,702	176
*	Ocwen Financial Corp.	31,794	176
	KNBT Bancorp Inc.	11,117	171
^	NorthStar Realty Finance
	Corp. REIT	18,840	168
*	Pennsylvania Commerce
	Bancorp, Inc.	5,972	166
	U-Store-It Trust REIT	17,822	163
*	Pinnacle Financial
	Partners, Inc.	6,404	163
	American National
	Bankshares Inc.	8,107	162
	First Defiance Financial Corp.	7,312	161
*	Marlin Business Services Inc.	13,338	161
	CBRE Realty Finance Inc.	29,818	159
	Ames National Corp.	8,299	158
*	United Capital Corp.	6,546	157
	First Financial Holdings, Inc.	5,644	155
	Lakeland Bancorp, Inc.	13,305	154
	Compass Diversified Trust	10,218	152
	Cardinal Financial Corp.	16,306	152
*	Franklin Bank Corp.	35,024	151
	Center Bancorp, Inc.	13,580	150
	PFF Bancorp, Inc.	12,458	150
*	First Regional Bancorp	7,914	149
	Investors Real Estate
	Trust REIT	16,223	146
	Fremont General Corp.	41,178	144
	Student Loan Corp.	1,309	144
^	Deerfield Capital Corp.	17,878	143
*	American
	Independence Corp.	15,579	143
	First Bancorp (NC)	7,508	142
	Columbia Bancorp (OR)	8,449	140
	Citizens First Bancorp, Inc.	11,243	138
	Capital Corp. of the West	7,079	138
*	MarketAxess Holdings, Inc.	10,708	137
	WSFS Financial Corp.	2,698	135

			Market
			Value•
		Shares	($000)
	Sun Communities, Inc. REIT	6,380	134
	Irwin Financial Corp.	18,070	133
	Advanta Corp. Class B	16,400	132
	Eastern Virginia Bankshares, Inc.	7,487	127
	Nelnet, Inc.	9,846	125
	BancTrust Financial Group, Inc.	10,076	122
*^	CompuCredit Corp.	12,162	121
*	Quanta Capital
	Holdings Ltd.	47,581	121
	Urstadt Biddle Properties
	Class A REIT	7,698	119
*	First Acceptance Corp.	27,451	116
	Great Southern Bancorp, Inc.	5,253	115
	TierOne Corp.	5,200	115
	Oriental Financial Group Inc.	8,585	115
	Leesport Financial Corp.	6,411	114
*	Encore Capital Group, Inc.	11,700	113
	Old Second Bancorp, Inc.	4,202	113
*	Crawford & Co. Class B	26,931	112
	Suffolk Bancorp	3,576	110
	Simmons First National Corp.	4,109	109
	Brooke Corp.	16,110	109
*	Reis, Inc.	13,650	106
*^	Ampal-American Israel Corp.	14,248	105
	First of Long Island Corp.	5,666	105
	Bank of Granite Corp.	9,915	105
	Sandy Spring Bancorp, Inc.	3,753	104
	Renasant Corp.	4,799	104
	Ramco-Gershenson
	Properties Trust REIT	4,805	103
*	Great Lakes Bancorp, Inc.	7,961	102
	Sterling Financial Corp. (PA)	6,186	102
	Capital Bank Corp.	9,471	100
*	First Mercury Financial Corp.	4,000	98
*^	Clayton Holdings, Inc.	18,866	98
	Ameriana Bancorp	11,143	96
	Omega Financial Corp.	3,251	95
^	W Holding Co., Inc.	78,453	95
	Merchants Bancshares, Inc.	4,026	95
	Flagstone Reinsurance
	Holdings Ltd.	6,800	95
	S.Y. Bancorp, Inc.	3,884	93
	Camco Financial Corp.	8,412	93
	Independent Bank Corp. (MI)	9,627	91
	MVC Capital, Inc.	5,660	91
	NewBridge Bancorp.	8,425	91
*	Rewards Network Inc.	18,117	90
	Washington Trust
	Bancorp, Inc.	3,553	90
	Flushing Financial Corp.	5,552	89
*	PMA Capital Corp. Class A	10,832	89
	First Financial Corp. (IN)	3,130	89
	West Coast Bancorp	4,749	88
	First Place Financial Corp.	6,247	87

			Market
			Value•
		Shares	($000)
*	Texas Capital Bancshares, Inc.	4,757	87
*	Consumer Portfolio Services, Inc.	25,551	86
	Midwest Banc Holdings, Inc.	6,867	85
	U.S.B. Holding Co., Inc.	4,288	85
	Camden National Corp.	2,987	85
*	United PanAm Financial Corp.	16,541	85
	North Valley Bancorp	6,436	84
	Century Bancorp, Inc.
	Class A	4,105	83
	Colony Bankcorp, Inc.	5,406	82
	Mission West Properties
	Inc. REIT	8,567	81
	German American Bancorp	6,316	80
	OceanFirst Financial Corp.	5,012	79
	LSB Corp.	4,999	79
^	JER Investors Trust Inc. REIT	7,293	79
	Team Financial, Inc.	5,258	78
	Southwest Bancorp, Inc.	4,254	78
	Nara Bancorp, Inc.	6,629	77
	Union Bankshares Corp.	3,639	77
	Greene County Bancshares	4,000	77
	Peoples Bancorp, Inc.	3,062	76
	Winthrop Realty
	Trust Inc. REIT	14,238	75
	Bank of the Ozarks, Inc.	2,856	75
	Preferred Bank	2,850	74
	Kearny Financial Corp.	6,200	74
*	Penson Worldwide, Inc.	5,128	74
	Hersha Hospitality Trust REIT	7,685	73
	Heartland Financial USA, Inc.	3,911	73
	Heritage Commerce Corp.	3,940	72
	Republic Bancorp, Inc.
	Class A	4,328	72
	Integra Bank Corp.	4,988	70
	PremierWest Bancorp	6,146	70
	TriCo Bancshares	3,642	70
^	First South Bancorp, Inc.	3,129	69
*^	Triad Guaranty, Inc.	6,854	67
*	Sun Bancorp, Inc. (NJ)	4,238	67
*^	Wauwatosa Holdings, Inc.	5,200	67
^	Security Capital
	Assurance, Ltd.	16,983	66
	Horizon Financial Corp.	3,680	64
	Sterling Bancorp	4,685	64
	Smithtown Bancorp, Inc.	2,863	63
*	Penn Treaty American Corp.	9,773	63
	Mercantile Bank Corp.	4,011	62
	Univest Corp.
	of Pennsylvania	2,888	61
*	BFC Financial Corp.	39,976	60
	Tompkins Trustco, Inc.	1,547	60
	Southside Bancshares, Inc.	2,841	58
	Imperial Capital Bancorp Inc.	3,108	57
	Financial Institutions, Inc.	3,147	56

			Market
			Value•
		Shares	($000)
*	Stratus Properties Inc.	1,599	54
	Prospect Energy Corp.	4,100	54
	Shore Bancshares, Inc.	2,379	52
	Comm Bancorp, Inc.	1,169	51
	Investors Title Co.	1,347	51
	First M&F Corp.	2,867	45
	Seacoast Banking Corp.of Florida	4,404	45
*	Virginia Commerce Bancorp, Inc.	3,806	45
	Massbank Corp.	1,216	44
*	SCPIE Holdings Inc.	1,598	44
	Meta Financial Group, Inc.	1,049	43
	HMN Financial, Inc.	1,711	41
	United Community
	Financial Corp.	7,340	41
*^	NovaStar Financial Inc. REIT	13,959	40
*	Pacific Mercantile Bancorp	3,238	40
	Willow Grove Bancorp, Inc.	4,746	40
	West Bancorporation	3,045	40
	Macatawa Bank Corp.	4,554	39
^	Luminent Mortgage
	Capital, Inc. REIT	50,151	39
	Citizens South Banking Corp.	3,809	39
	Monmouth Real Estate
	Investment Corp. REIT	4,736	38
	Provident Financial
	Holdings, Inc.	2,290	38
	Greater Community Bancorp	2,293	37
*	The Bancorp Inc.	2,757	37
*	First Mariner Bancorp, Inc.	6,444	37
	FNB Corp. (VA)	1,471	34
	ESB Financial Corp.	3,408	34
	Westfield Financial, Inc.	3,461	34
	First United Corp.	1,615	32
	Heritage Financial Corp.	1,610	32
	PMC Commercial Trust REIT	2,975	32
	Citizens & Northern Corp.	1,803	32
	Peapack Gladstone
	Financial Corp.	1,263	31
	Wilshire Bancorp Inc.	3,876	30
*	Beneficial Mutual
	Bancorp, Inc.	3,100	30
	Farmers Capital Bank Corp.	1,080	29
	Advanta Corp. Class A	3,855	28
	UMH Properties, Inc. REIT	2,370	28
	Rome Bancorp, Inc.	2,312	27
*	Superior Bancorp	4,846	26
	Grubb & Ellis Co.	3,694	24
	First Federal Bancshares of
	Arkansas, Inc.	1,606	23
	American Mortgage
	Acceptance Co. REIT	20,830	23
^	Vineyard National
	Bancorp Co.	2,239	23
	National Interstate Corp.	660	22

			Market
			Value•
		Shares	($000)
	Security Bank Corp.	2,341	21
	Wainwright Bank & Trust Co.	1,613	21
*	Scottish Re Group Ltd.	29,320	21
	Westwood Holdings Group, Inc.	560	21
	FNB Corp. (NC)	1,696	21
*	First Keystone Financial, Inc.	2,063	20
	Royal Bancshares of Pennsylvania, Inc.	1,768	19
	Codorus Valley Bancorp, Inc.	1,128	19
	One Liberty Properties,
	Inc. REIT	1,038	19
	Habersham Bancorp	1,210	19
	Resource Capital Corp. REIT	1,885	18
	Federal Agricultural Mortgage
	Corp. Class A	1,021	17
*	Seabright Insurance
	Holdings, Inc.	1,144	17
	Pulaski Financial Corp.	1,691	17
	Jefferson Bancshares, Inc.	1,600	16
	TF Financial Corp.	616	15
	HopFed Bancorp, Inc.	1,005	15
	Rainier Pacific Financial
	Group Inc.	975	14
*	BCSB Bankcorp, Inc.	2,271	14
*	Meadowbrook Insurance
	Group, Inc.	1,500	14
^	Impac Mortgage Holdings,
	Inc. REIT	25,238	14
	Northern States
	Financial Corp.	599	13
	Thomas Properties
	Group, Inc.	1,100	12
	Firstbank Corp.	820	11
	Lakeland Financial Corp.	535	11
	Unity Bancorp, Inc.	1,248	11
	First Financial Service Corp.	438	10
	Home Federal Bancorp (IN)	438	10
	Parkvale Financial Corp.	316	9
	Timberland Bancorp, Inc.	706	9
	Mainsource Financial
	Group, Inc.	531	8
	Wayne Savings
	Bancshares, Inc.	673	7
	MutualFirst Financial Inc.	500	7
*	International Assets
	Holding Corp.	237	6
*	Republic First Bancorp, Inc.	883	6
	Northrim Bancorp Inc.	256	5
	HF Financial Corp.	347	5
	State Bancorp, Inc.	330	4
	Harrington West
	Financial Group, Inc.	351	4
*	AMV Liquidating Trust	34,500	4
	21st Century Holding Co.	282	4
	Peoples Financial Corp.	166	4

			Market
			Value•
		Shares	($000)
	TIB Financial Corp.	376	3
	Bimini Capital Management Inc.	11,400	3
*	Specialty Underwriters’ Alliance, Inc.	500	3
	Princeton National
	Bancorp, Inc.	100	2
	MetroCorp Bancshares, Inc.	159	2
*	National Atlantic
	Holdings Corp	290	1
	Brooklyn Federal Bancorp	44	1
*	Horizon Group Properties,
	Inc. REIT	64	—
*	Vesta Insurance Group, Inc.	11,252	—
			1,723,739
Health Care (12.0%)
	Johnson & Johnson	1,770,230	118,074
	Pfizer Inc.	4,236,551	96,297
	Merck & Co., Inc.	1,326,586	77,088
	Abbott Laboratories	945,237	53,075
	UnitedHealth Group Inc.	810,326	47,161
	Wyeth	822,409	36,342
	Medtronic, Inc.	697,145	35,045
	Eli Lilly & Co.	624,415	33,338
*	WellPoint Inc.	367,096	32,205
	Bristol-Myers Squibb Co.	1,209,695	32,081
*	Amgen, Inc.	664,714	30,869
*	Gilead Sciences, Inc.	566,633	26,071
	Schering-Plough Corp.	915,176	24,380
	Baxter International, Inc.	394,305	22,889
*	Genentech, Inc.	289,806	19,437
	Aetna Inc.	312,824	18,059
*	Medco Health
	Solutions, Inc.	165,701	16,802
*	Thermo Fisher
	Scientific, Inc.	260,952	15,052
	Covidien Ltd.	303,189	13,428
	Stryker Corp.	175,507	13,114
	Cardinal Health, Inc.	223,006	12,879
	Becton, Dickinson & Co.	149,001	12,454
	Allergan, Inc.	187,198	12,026
*	Genzyme Corp.	161,000	11,985
	McKesson Corp.	180,952	11,854
*	Celgene Corp.	234,075	10,817
*	Biogen Idec Inc.	176,133	10,025
*	Express Scripts Inc.	134,127	9,791
*	Zimmer Holdings, Inc.	144,543	9,561
*	Boston Scientific Corp.	820,018	9,537
	CIGNA Corp.	173,075	9,299
*	St. Jude Medical, Inc.	208,010	8,453
*	Humana Inc.	103,271	7,777
*	Intuitive Surgical, Inc.	23,100	7,496
*	Forest Laboratories, Inc.	193,537	7,054
	C.R. Bard, Inc.	63,313	6,002
*	Coventry Health Care Inc.	94,767	5,615

			Market
			Value•
		Shares	($000)
*	Laboratory Corp. of America Holdings	71,919	5,432
	Quest Diagnostics, Inc.	100,568	5,320
	AmerisourceBergen Corp.	110,253	4,947
*	Waters Corp.	61,181	4,837
*	Hologic, Inc.	70,119	4,813
*	Hospira, Inc.	96,105	4,098
*	Varian Medical Systems, Inc.	77,220	4,028
	DENTSPLY International Inc.	88,583	3,988
	Applera Corp.-Applied Biosystems Group	112,386	3,812
*	DaVita, Inc.	64,649	3,643
*	Covance, Inc.	38,964	3,375
*	Henry Schein, Inc.	54,619	3,354
*	Barr Pharmaceuticals Inc.	62,320	3,309
*	Health Net Inc.	68,247	3,296
*	Amylin Pharmaceuticals, Inc.	80,978	2,996
*	Respironics, Inc.	45,274	2,964
*	Millennium
	Pharmaceuticals, Inc.	197,091	2,952
*	Cephalon, Inc.	40,939	2,938
	Beckman Coulter, Inc.	38,403	2,796
	IMS Health, Inc.	119,474	2,753
*	Charles River
	Laboratories, Inc.	41,539	2,733
*	Invitrogen Corp.	28,407	2,653
	Pharmaceutical Product
	Development, Inc.	65,577	2,647
	Mylan Inc.	185,065	2,602
*	ResMed Inc.	47,484	2,494
*	Millipore Corp.	33,423	2,446
*	Cerner Corp.	41,524	2,342
*	Patterson Cos.	68,447	2,324
*	VCA Antech, Inc.	51,336	2,271
*	IDEXX Laboratories Corp.	37,558	2,202
*	Inverness Medical
	Innovations, Inc.	39,079	2,195
*	Endo Pharmaceuticals
	Holdings, Inc.	82,068	2,189
*	Community Health
	Systems, Inc.	58,811	2,168
*	BioMarin Pharmaceutical Inc.	58,845	2,083
*	Pediatrix Medical Group, Inc.	30,072	2,049
*	Gen-Probe Inc.	32,532	2,047
	Hillenbrand Industries, Inc.	36,072	2,010
*	MGI Pharma, Inc.	49,108	1,990
*	Illumina, Inc.	33,115	1,962
	PerkinElmer, Inc.	72,663	1,891
*	Vertex Pharmaceuticals, Inc.	80,800	1,877
*	Onyx Pharmaceuticals, Inc.	33,586	1,868
*	Lincare Holdings, Inc.	52,095	1,832
*	Kinetic Concepts, Inc.	32,889	1,762
*	Sepracor Inc.	65,933	1,731
*	OSI Pharmaceuticals, Inc.	35,437	1,719
	Perrigo Co.	48,912	1,712
	Omnicare, Inc.	74,689	1,704

			Market
			Value•
		Shares	($000)
*	Watson Pharmaceuticals, Inc.	60,342	1,638
*	Ventana Medical Systems, Inc.	18,727	1,633
*	Edwards Lifesciences Corp.	35,328	1,625
*	Alexion Pharmaceuticals, Inc.	21,606	1,621
*	ImClone Systems, Inc.	36,795	1,582
	Universal Health
	Services Class B	30,767	1,575
*	King Pharmaceuticals, Inc.	149,844	1,534
*	Techne Corp.	23,005	1,519
*	HLTH Corp.	111,420	1,493
*	Tenet Healthcare Corp.	291,598	1,481
*	Immucor Inc.	42,358	1,440
*	Sierra Health Services, Inc.	32,897	1,380
*	Healthways, Inc.	21,722	1,269
*	PDL BioPharma Inc.	71,949	1,261
*	United Therapeutics Corp.	12,906	1,260
*	Myriad Genetics, Inc.	26,795	1,244
*	Varian, Inc.	18,819	1,229
*	AMERIGROUP Corp.	32,645	1,190
*	Bio-Rad Laboratories, Inc.
	Class A	11,399	1,181
*	Adams Respiratory
	Therapeutics, Inc.	19,762	1,181
	STERIS Corp.	40,021	1,154
*	Pharmion Corp.	18,058	1,135
*	Magellan Health
	Services, Inc.	24,326	1,134
*	Warner Chilcott Ltd.	61,489	1,090
*	Psychiatric Solutions, Inc.	33,270	1,081
	Owens & Minor, Inc.
	Holding Co.	25,007	1,061
	Cooper Cos., Inc.	27,681	1,052
*	Haemonetics Corp.	16,169	1,019
*^	HealthSouth Corp.	48,419	1,017
*	LifePoint Hospitals, Inc.	33,737	1,003
*	Affymetrix, Inc.	42,393	981
*	Alkermes, Inc.	62,541	975
*	Dionex Corp.	11,624	963
*	Centene Corp.	34,319	942
*	WellCare Health Plans Inc.	21,741	922
*	Advanced Medical
	Optics, Inc.	37,427	918
	Medicis
	Pharmaceutical Corp.	34,700	901
*	Cepheid, Inc.	34,106	899
*	Regeneron
	Pharmaceuticals, Inc.	36,942	892
	Health Management
	Associates Class A	148,626	889
*	Eclipsys Corp.	34,400	871
*	Sunrise Senior Living, Inc.	27,987	859
*	LifeCell Corp.	19,907	858
*	Nuvasive, Inc.	21,621	854

			Market
			Value•
		Shares	($000)
	West Pharmaceutical Services, Inc.	20,534	833
*	PAREXEL International Corp.	17,179	830
	Analogic Corp.	12,210	827
*	Human Genome
	Sciences, Inc. Chemed Corp.	14,645	818
*	PSS World Medical, Inc.	41,532	813
*^	ArthroCare Corp.	16,909	812
*	Martek Biosciences Corp.	27,399	810
*	Isis Pharmaceuticals, Inc.	50,762	800
*	Savient Pharmaceuticals Inc.	34,719	797
*	Amedisys Inc.	16,255	789
*	Medarex, Inc.	74,522	777
	Mentor Corp.	19,821	775
*	K-V Pharmaceutical Co.
	Class A	27,148	775
*	Applera Corp.-Celera
	Genomics Group	48,309	767
*	Abaxis, Inc.	20,681	742
*	Alpharma, Inc. Class A	36,404	734
*	AmSurg Corp.	26,531	718
*	Universal American Corp.	27,659	708
*	Align Technology, Inc.	42,194	704
*	Cubist Pharmaceuticals, Inc.	34,313	704
	Meridian Bioscience Inc.	23,122	696
*	Xenoport Inc.	12,300	687
*	HMS Holdings Corp.	20,486	680
*	Valeant Pharmaceuticals
	International	56,057	671
*	Incyte Corp.	66,568	669
*	Theravance, Inc.	33,631	656
*	American Medical Systems
	Holdings, Inc.	44,841	648
	Invacare Corp.	25,707	648
*	Alnylam Pharmaceuticals Inc.	22,090	642
*	Apria Healthcare Group Inc.	28,824	622
	Brookdale Senior Living Inc.	21,863	621
*	Allscripts Healthcare
	Solutions, Inc.	31,576	613
*	CONMED Corp.	26,258	607
*	AMAG Pharmaceuticals, Inc.	10,001	601
*	The Medicines Co.	30,360	582
*	Integra LifeSciences
	Holdings	13,681	574
*	AMN Healthcare
	Services, Inc.	33,244	571
*	ev3 Inc.	44,387	564
*^	Dendreon Corp.	88,723	552
*	Air Methods Corp.	11,020	547
*	Exelixis, Inc.	63,356	547
*	inVentiv Health, Inc.	17,614	545
*	Arena Pharmaceuticals, Inc.	68,954	540
*	Par Pharmaceutical Cos. Inc.	22,449	539
*^	SurModics, Inc.	9,851	535

			Market
			Value•
		Shares	($000)
*	ABIOMED, Inc.	33,777	525
*	Auxilium Pharmaceuticals, Inc.	17,450	523
*	Conceptus, Inc.	27,114	522
*	Acorda Therapeutics Inc.	23,400	514
*	Greatbatch, Inc.	24,098	482
	Datascope Corp.	13,152	479
*	eResearch Technology, Inc.	40,462	478
*	Orthofix International N.V.	8,189	475
*	Natus Medical Inc.	24,355	471
*	Sciele Pharma, Inc.	22,644	463
*	Angiodynamics, Inc.	24,266	462
*^	Enzon Pharmaceuticals, Inc.	47,897	456
*	Albany Molecular Research, Inc.	31,552	454
*	BioScrip Inc.	57,586	445
*	Bruker BioSciences Corp.	33,328	443
*	Wright Medical Group, Inc.	15,053	439
*	Bentley Pharmaceuticals, Inc.	28,257	426
*	Allos Therapeutics Inc.	66,469	418
*	CV Therapeutics, Inc.	46,096	417
*	Bio-Reference
	Laboratories, Inc.	12,728	416
*	Halozyme Therapeutics Inc.	57,730	410
*	Acadia Pharmaceuticals Inc.	37,060	410
*	Kindred Healthcare, Inc.	16,419	410
*	Assisted Living Concepts Inc.	54,084	406
*	Thoratec Corp.	21,375	389
*	Akorn, Inc.	52,380	384
*	Cyberonics, Inc.	29,112	383
*	ARIAD Pharmaceuticals, Inc.	89,966	382
*	Cypress Bioscience, Inc.	34,617	382
*	Adolor Corp.	81,641	376
*	Seattle Genetics, Inc.	32,265	368
*	InterMune Inc.	27,564	367
*	Bradley Pharmaceuticals, Inc.	18,593	366
*	Alliance Imaging, Inc.	37,820	364
	Landauer, Inc.	6,978	362
*	Healthspring, Inc.	18,880	360
*	Zymogenetics, Inc.	30,213	353
*	Caraco Pharmaceutical
	Laboratories, Ltd.	20,370	349
*	Gentiva Health
	Services, Inc.	18,196	346
*	Aspect Medical
	Systems, Inc.	24,420	342
*	Cutera, Inc.	21,429	336
*	Accelrys Inc.	44,558	336
*	HealthExtras, Inc.	12,654	330
*	Omnicell, Inc.	12,238	330
*	Phase Forward Inc.	15,150	330
*	Molina Healthcare Inc.	8,500	329
*	Cantel Medical Corp.	22,531	329
*	Sirona Dental Systems Inc.	9,778	327
*	ArQule, Inc.	56,412	327
*	Cerus Corp.	49,988	325

			Market
			Value•
		Shares	($000)
*	CryoLife Inc.	40,790	324
*	Progenics Pharmaceuticals, Inc.	17,277	312
*	Nektar Therapeutics	46,303	311
	Vital Signs, Inc.	6,072	310
*	BioCryst Pharmaceuticals, Inc.	49,974	309
*^	deCODE genetics, Inc.	83,530	307
*	Caliper Life Sciences, Inc.	55,115	305
*^	MannKind Corp.	38,235	304
*	Array BioPharma Inc.	35,992	303
*	The TriZetto Group, Inc.	17,025	296
*	Abraxis BioScience	4,214	290
*	Noven Pharmaceuticals, Inc.	20,677	287
*	Rigel Pharmaceuticals, Inc.	11,300	287
*	Candela Corp.	48,877	273
*	Exactech, Inc.	13,135	273
*	Durect Corp.	42,373	272
*	CorVel Corp.	11,501	265
*	Cross Country
	Healthcare, Inc.	17,933	255
*	Radiation Therapy
	Services, Inc.	8,160	252
*	ViroPharma Inc.	31,762	252
*	Anika Resh Inc.	17,258	251
*	Pharmanet Development
	Group, Inc.	6,380	250
*	Kendle International Inc.	5,107	250
*	ICU Medical, Inc.	6,915	249
*^	Geron Corp.	43,712	248
	Computer Programs and
	Systems, Inc.	10,888	248
*	Quidel Corp.	12,305	240
*	Cell Genesys, Inc.	103,676	238
*	Medical Action
	Industries Inc.	11,300	236
*	SonoSite, Inc.	6,969	235
*	Sun Healthcare Group Inc.	13,400	230
*	Keryx
	Biopharmaceuticals, Inc.	26,305	221
*	Matria Healthcare, Inc.	9,186	218
*	Amicas, Inc.	82,049	218
*	Spectranetics Corp.	14,143	217
*	Capital Senior Living Corp.	21,579	214
*	Allied Healthcare
	International Inc.	87,052	212
	National Healthcare Corp.	4,080	211
*	Pozen Inc.	17,561	211
	LCA-Vision Inc.	10,487	209
*	Pain Therapeutics, Inc.	19,676	209
*^	Antigenics, Inc.	100,028	204
*	PharMerica Corp.	14,653	203
*	I-Flow Corp.	12,628	199
*	Barrier Therapeutics Inc.	49,926	197
	Ligand Pharmaceuticals Inc.
	Class B	40,700	197

			Market
			Value•
		Shares	($000)
*	Palomar Medical Technologies, Inc.	12,812	196
*	Collagenex Pharmaceuticals, Inc.	20,140	192
*	Luminex Corp.	11,758	191
*	Enzo Biochem, Inc.	14,711	187
*	EPIX Pharmaceuticals Inc.	46,685	184
*	Accuray Inc.	11,946	182
*	Altus Pharmaceuticals, Inc.	34,484	179
*	DepoMed, Inc.	54,200	177
*	Cardiac Science Corp.	21,709	176
*	Hansen Medical Inc.	5,800	174
*	APP Pharmaceuticals, Inc.	16,857	173
*	ATS Medical, Inc.	76,731	170
*	Cytokinetics, Inc.	35,472	168
*	Cynosure Inc.	6,300	167
*	Kensey Nash Corp.	5,434	163
*	American Dental
	Partners, Inc.	16,069	161
*	Indevus
	Pharmaceuticals, Inc.	23,135	161
*	Res-Care, Inc.	6,319	159
*	Odyssey Healthcare, Inc.	13,829	153
*^	Cell Therapeutics, Inc.	81,081	152
*	Salix Pharmaceuticals, Ltd.	19,287	152
*	Neogen Corp.	5,653	150
*	IRIS International, Inc.	7,638	150
*^	Continucare Corp.	54,881	148
*	Harvard Bioscience, Inc.	32,348	148
*	Symmetry Medical Inc.	8,200	143
*	Momenta
	Pharmaceuticals, Inc.	19,820	142
	Cambrex Corp.	16,866	141
*	BioSphere Medical Inc.	27,491	141
*	Emeritus Corp.	5,436	137
*	Genomic Health, Inc.	5,900	134
*	Inspire Pharmaceuticals, Inc.	21,986	131
*	PDI, Inc.	13,965	131
*	Avigen, Inc.	30,739	131
*	Sequenom, Inc.	13,519	129
*	Vital Images, Inc.	7,125	129
*	Zoll Medical Corp.	4,774	128
*	Providence Service Corp.	4,531	128
*^	AVI BioPharma, Inc.	86,496	122
*	America Service Group Inc.	16,255	119
*	BioLase Technology, Inc.	49,288	116
*	Anadys Pharmaceuticals Inc.	72,238	116
*	Lifecore Biomedical Inc.	7,984	115
*	Sangamo BioSciences, Inc.	8,747	114
*	Third Wave Technologies	11,723	113
*	MedCath Corp.	4,603	113
*	Merit Medical Systems, Inc.	8,087	112
*	Dexcom Inc.	12,665	112
*	GTx, Inc.	7,579	109
*	OraSure Technologies, Inc.	12,190	108
*	Volcano Corp.	8,620	108

			Market
			Value•
		Shares	($000)
*	Avanir Pharmaceuticals Class A	83,950	106
*	RehabCare Group, Inc.	4,677	106
*	I-trax, Inc.	29,401	104
*	US Physical Therapy, Inc.	7,061	101
*	Possis Medical Inc.	6,675	97
*	Rochester Medical Corp.	8,732	97
*	XOMA Ltd.	28,554	97
*	Aastrom Biosciences, Inc.	182,395	95
*	Five Star Quality Care, Inc.	11,424	95
*	Vivus, Inc.	18,062	94
*^	Cytrx Corp.	32,600	93
*	Proxymed Pharmacy, Inc.	34,003	91
*	Dyax Corp.	24,774	91
*	Nabi Biopharmaceuticals	25,074	91
*	Regeneration
	Technologies, Inc.	10,353	90
*	MWI Veterinary Supply Inc.	2,200	88
*	GenVec, Inc.	59,342	87
*	Endologix, Inc.	29,694	83
*	HealthTronics Surgical
	Services, Inc.	17,998	83
*	TomoTherapy, Inc.	4,000	78
*	Lexicon Pharmaceuticals Inc.	25,762	78
*	Icad Inc.	38,453	78
*	Penwest Pharmaceuticals Co.	13,087	77
*	Immunomedics Inc.	32,484	75
*^	Telik, Inc.	21,589	75
	Psychemedics Corp.	4,628	74
*	Medical Staffing Network
	Holdings, Inc.	12,300	74
*	Columbia Laboratories Inc.	32,589	74
*	Acusphere, Inc.	115,258	74
*	Corcept Therapeutics Inc.	23,858	74
*	Medivation Inc.	5,100	73
*	Neurocrine Biosciences, Inc.	15,959	72
*	Hooper Holmes, Inc.	42,124	72
*	ImmunoGen, Inc.	17,118	71
*	Osteotech, Inc.	8,835	69
*	Discovery Laboratories, Inc.	31,779	68
*	Idenix Pharmaceuticals Inc.	24,481	66
*	Maxygen Inc.	8,174	66
*	Sonic Innovations, Inc.	8,444	65
*	National Dentex Corp.	3,944	64
*	Omrix
	Biopharmaceuticals, Inc.	1,820	63
*	SRI/Surgical Express, Inc.	10,677	63
*	Accentia
	Biopharmaceuticals Inc.	19,000	62
*	ADVENTRX
	Pharmaceuticals, Inc.	137,900	62
*	Allion Healthcare Inc.	10,809	59
*	AVANT
	Immunotherapeutics, Inc.	120,584	59
*	Monogram Biosciences, Inc.	40,153	58

			Market
			Value•
		Shares	($000)
*^	MiddleBrook Pharmaceuticals Inc.	48,500	58
*	ThermoGenesis Corp.	36,707	58
*	Clinical Data, Inc.	2,521	56
*	Hanger Orthopedic Group, Inc.	5,058	56
*	Theragenics Corp.	15,331	55
*	Curis, Inc.	55,105	54
*	SuperGen, Inc.	14,785	54
*	VistaCare, Inc.	6,722	49
*^	Nastech Pharmaceutical
	Co., Inc.	12,794	49
*	PhotoMedex, Inc.	51,174	48
*	Ista Pharmaceuticals Inc.	9,776	48
*	Encysive
	Pharmaceuticals, Inc.	55,062	47
*	NPS Pharmaceuticals Inc.	12,157	47
*	Metabolix Inc.	1,900	45
*^	Critical Therapeutics, Inc.	34,827	44
*	Emisphere Technologies, Inc.	15,960	44
*	Somanetics Corp.	1,801	43
*	Merge Technologies, Inc.	35,735	43
*	Vermillion, Inc.	52,406	42
*	Infinity Pharmaceuticals, Inc.	4,318	41
*	Synovis Life Technologies, Inc.	2,100	41
*	Trimeris, Inc.	5,826	41
*	Kosan Biosciences, Inc.	10,712	39
*	Nutraceutical
	International Corp.	2,905	38
*	Micrus Endovascular Corp.	1,927	38
*	Stereotaxis Inc.	3,100	38
*	CuraGen Corp.	40,688	37
*	Novavax, Inc.	10,811	36
*	Vascular Solutions, Inc.	5,486	36
*	Senomyx, Inc.	4,700	35
*	Clarient, Inc.	16,501	33
*	Vical, Inc.	7,842	33
*	Gene Logic Inc.	38,092	31
*	Orchid Cellmark, Inc.	6,213	31
*	Oxigene, Inc.	11,910	30
*	Nuvelo, Inc.	15,404	28
*	EntreMed, Inc.	23,118	28
*	Idera Pharmaceuticals, Inc.	2,085	27
*	SciClone
	Pharmaceuticals, Inc.	13,095	27
*	StemCells, Inc.	17,974	27
*	Repligen Corp.	4,008	26
*	Tercica, Inc.	3,787	26
*	CardioDynamics
	International Corp.	63,868	26
*	Santarus Inc.	9,196	25
*	NMT Medical, Inc.	3,896	22
*	Biopure Corp.	32,570	21
*	STAAR Surgical Co.	7,813	21
*	Neurogen Corp.	5,865	20
*	TorreyPines Therapeutics Inc.	8,825	20

			Market
			Value•
		Shares	($000)
*	Strategic Diagnostics Inc.	3,632	20
*	Hollis-Eden
	Pharmaceuticals, Inc.	11,684	18
*	La Jolla Pharmaceutical Co.	4,549	18
*^	Peregrine Pharmaceuticals, Inc.	47,335	18
*	Hi-Tech Pharmacal Co., Inc.	1,800	17
*^	AtheroGenics, Inc.	43,615	17
*	Renovis, Inc.	5,371	16
*	Orthologic Corp.	11,489	16
*^	Nanogen, Inc.	41,842	15
*	Mediware Information Systems, Inc.	2,170	15
*	Pharmacopeia Drug
	Discovery Inc.	2,996	14
*	Introgen Therapeutics, Inc.	4,756	14
*	Rural/Metro Corp.	6,345	14
	National Healthcare Corp.
	Cvt. Pfd.	934	13
*	Nighthawk Radiology
	Holdings, Inc.	600	13
*	Vanda Parmaceuticals, Inc.	1,800	12
*	Vion Pharmaceuticals, Inc.	20,315	11
*	GTC Biotherapeutics, Inc.	12,722	11
*	Cytogen Corp.	20,279	11
*	LHC Group Inc.	400	10
*	Titan Pharmaceuticals, Inc.	5,836	10
*	Insmed Inc.	11,508	9
	Young Innovations, Inc.	377	9
*	Immtech Pharmaceuticals Inc.	2,364	8
*^	Genitope Corp.	11,000	8
*	Orthovita, Inc.	2,283	8
*	NitroMed, Inc.	6,287	6
*	Pharmacyclics, Inc.	4,319	6
*	Neurometrix Inc.	640	6
*	Matrixx Initiatives, Inc.	418	6
*	Dialysis Corp. of America	665	6
*	Genta Inc.	10,517	5
*	Northfield Laboratories, Inc.	5,200	5
*	IVAX Diagnostics, Inc.	10,266	5
*	Panacos Pharmaceuticals Inc.	6,632	5
*	Epicept Corp.	3,977	5
*^	Alfacell Corp.	2,895	5
*	Synvista Therapuetics Inc.	1,680	4
*	NeoPharm, Inc.	6,245	4
*	Oscient
	Pharmaceuticals Corp.	2,454	3
*	SONUS Pharmaceuticals, Inc.	7,483	3
*	Emergency Medical Services
	LP Class A	100	3
*	Novamed, Inc.	620	3
*	Lipid Sciences, Inc.	2,862	2
*	Anesiva, Inc.	493	2
*	Interleukin Genetics, Inc.	2,262	2
*	Bioject Medical
	Technologies Inc.	4,200	2

			Market
			Value•
		Shares	($000)
*	Hemispherx Biopharma, Inc.	2,632	2
*	Neurobiological Technolgoies, Inc.	619	2
*	Zila, Inc.	1,944	2
*	NOVT Corp.	766	2
*	Targeted Genetics Corp.	542	1
*	Threshold Pharmaceuticals, Inc.	800	—
*	MZT Holdings, Inc.	3,400	—
*	Q-Med, Inc.	755	—
*^	Aphton Corp.	109,560	—
			1,187,091
Industrials (11.9%)
	General Electric Co.	6,266,357	232,294
	United Technologies Corp.	576,226	44,104
	The Boeing Co.	455,377	39,827
	3M Co.	415,914	35,070
	United Parcel Service, Inc.	417,160	29,501
	Caterpillar, Inc.	390,914	28,365
	Emerson Electric Co.	484,409	27,447
	Honeywell International Inc.	434,901	26,777
	Deere & Co.	275,260	25,632
	Lockheed Martin Corp.	214,910	22,621
	Union Pacific Corp.	154,684	19,431
	General Dynamics Corp.	210,920	18,770
	Burlington Northern Santa Fe Corp.	216,215	17,996
	Raytheon Co.	267,532	16,239
	FedEx Corp.	179,691	16,023
	Northrop Grumman Corp.	201,068	15,812
	Illinois Tool Works, Inc.	287,000	15,366
	Danaher Corp.	150,839	13,235
	Norfolk Southern Corp.	240,805	12,146
	Tyco International, Ltd.	303,119	12,019
	CSX Corp.	268,508	11,809
	PACCAR, Inc.	216,671	11,804
	Precision Castparts Corp.	84,406	11,707
	Textron, Inc.	152,489	10,872
	Waste Management, Inc.	317,627	10,377
	Eaton Corp.	89,276	8,655
	L-3 Communications Holdings, Inc.	77,182	8,177
	Ingersoll-Rand Co.	175,409	8,151
*	McDermott
	International, Inc.	137,385	8,110
	Parker Hannifin Corp.	106,703	8,036
	Fluor Corp.	54,099	7,883
	Cummins Inc.	60,494	7,705
	Rockwell Collins, Inc.	100,146	7,207
*	Jacobs Engineering
	Group Inc.	73,566	7,034
	ITT Industries, Inc.	105,321	6,955
*	Foster Wheeler Ltd.	43,688	6,772
*	First Solar, Inc.	24,382	6,513
	Rockwell Automation, Inc.	88,748	6,120
	Cooper Industries, Inc.
	Class A	112,420	5,945

			Market
			Value•
		Shares	($000)
	Expeditors International of Washington, Inc.	130,616	5,836
	Dover Corp.	125,362	5,778
	Southwest Airlines Co.	457,469	5,581
	C.H. Robinson Worldwide Inc.	100,455	5,437
	Masco Corp.	241,160	5,211
	Trane, Inc.	111,156	5,192
	Goodrich Corp.	72,927	5,149
	Pitney Bowes, Inc.	134,084	5,101
	R.R. Donnelley & Sons Co.	133,553	5,040
	Joy Global Inc.	66,429	4,372
*	Terex Corp.	63,078	4,136
*	KBR Inc.	103,466	4,014
	W.W. Grainger, Inc.	43,875	3,840
*	AGCO Corp.	56,171	3,819
	The Manitowoc Co., Inc.	76,733	3,747
	Republic Services, Inc. Class A	115,727	3,628
	SPX Corp.	33,364	3,431
	Roper Industries Inc.	54,219	3,391
	Flowserve Corp.	35,009	3,368
	Harsco Corp.	51,529	3,301
	The Dun & Bradstreet Corp.	36,109	3,200
*	Stericycle, Inc.	53,652	3,187
	Fastenal Co.	78,458	3,171
	Equifax, Inc.	86,255	3,136
	Avery Dennison Corp.	58,656	3,117
	Ametek, Inc.	65,466	3,066
	Pall Corp.	75,192	3,032
*	BE Aerospace, Inc.	56,682	2,998
*	Shaw Group, Inc.	49,521	2,993
	Manpower Inc.	51,923	2,954
	Cintas Corp.	87,586	2,945
*	SunPower Corp. Class A	22,573	2,943
*	Quanta Services, Inc.	103,853	2,725
*	URS Corp.	48,938	2,659
	Robert Half
	International, Inc.	95,572	2,584
*	UAL Corp.	71,048	2,533
*	Monster Worldwide Inc.	74,250	2,406
*	General Cable Corp.	32,192	2,359
*	Alliant Techsystems, Inc.	20,644	2,348
	Bucyrus International, Inc.	22,966	2,283
*	Allied Waste Industries, Inc.	204,991	2,259
*	Corrections Corp.
	of America	75,737	2,235
*	Delta Air Lines Inc.	147,700	2,199
*	Spirit Aerosystems
	Holdings Inc.	62,693	2,163
	Oshkosh Truck Corp.	45,404	2,146
*	AMR Corp.	152,332	2,137
*	Covanta Holding Corp.	75,529	2,089
	Donaldson Co., Inc.	43,704	2,027
	Pentair, Inc.	58,151	2,024
*	Copart, Inc.	44,937	1,912

			Market
			Value•
		Shares	($000)
	Kennametal, Inc.	47,954	1,816
	IDEX Corp.	49,776	1,798
	Lincoln Electric Holdings, Inc.	24,998	1,779
	The Brink’s Co.	29,700	1,774
*	FTI Consulting, Inc.	28,622	1,764
*	Thomas & Betts Corp.	35,392	1,736
	Ryder System, Inc.	36,647	1,723
*	ChoicePoint Inc.	46,229	1,684
	The Timken Co.	50,021	1,643
*^	USG Corp.	45,393	1,625
*	Kansas City Southern	47,214	1,621
	Hubbell Inc. Class B	31,286	1,614
	J.B. Hunt Transport Services, Inc.	58,115	1,601
*	Genlyte Group, Inc.	15,867	1,511
	Graco, Inc.	40,189	1,497
	Lennox International Inc.	35,579	1,474
*	Kirby Corp.	31,175	1,449
	Teleflex Inc.	22,924	1,444
	Landstar System, Inc.	33,646	1,418
*	Hexcel Corp.	58,255	1,414
*	Hertz Global Holdings Inc.	88,906	1,413
	Carlisle Co., Inc.	38,149	1,413
	Trinity Industries, Inc.	49,924	1,386
	Curtiss-Wright Corp.	27,278	1,369
	DRS Technologies, Inc.	25,172	1,366
	The Corporate Executive Board Co.	22,314	1,341
*	Continental Airlines, Inc.
	Class B	59,909	1,333
	The Toro Co.	24,334	1,325
*	Waste Connections, Inc.	41,811	1,292
	Alexander & Baldwin, Inc.	24,987	1,291
	Woodward Governor Co.	18,992	1,290
	Crane Co.	29,584	1,269
*	IHS Inc. Class A	20,489	1,241
	UAP Holding Corp.	31,943	1,233
	Belden Inc.	27,642	1,230
	Herman Miller, Inc.	37,541	1,216
	Watson Wyatt &
	Co. Holdings	26,085	1,211
	Acuity Brands, Inc.	26,742	1,203
	MSC Industrial Direct Co.,
	Inc. Class A	28,839	1,167
	Con-way, Inc.	27,761	1,153
	Walter Industries, Inc.	32,055	1,152
	Actuant Corp.	33,810	1,150
*	GrafTech International Ltd.	63,817	1,133
	GATX Corp.	30,607	1,123
	CLARCOR Inc.	29,134	1,106
*	Teledyne Technologies, Inc.	20,553	1,096
	Brady Corp. Class A	30,986	1,087
*	Gardner Denver Inc.	32,797	1,082
	Nordson Corp.	18,659	1,081
*	WESCO International, Inc.	27,191	1,078
	Deluxe Corp.	31,949	1,051

			Market
			Value•
		Shares	($000)
	Macquarie Infrastructure Co. LLC	25,582	1,037
*	Moog Inc.	22,502	1,031
	Valmont Industries, Inc.	11,088	988
	Wabtec Corp.	28,447	980
	Skywest, Inc.	36,407	977
*	Owens Corning Inc.	48,152	974
	Mine Safety Appliances Co.	18,614	966
*^Evergreen Solar, Inc.		55,565	960
	Kaydon Corp.	17,284	943
*	EMCOR Group, Inc.	39,606	936
*	Esterline Technologies Corp.	18,043	934
	^HNI Corp.	25,619	898
*	Orbital Sciences Corp.	36,569	897
*	AAR Corp.	23,264	885
	Regal-Beloit Corp.	19,645	883
*	Geo Group Inc.	31,277	876
	Baldor Electric Co.	25,418	856
	Triumph Group, Inc.	10,347	852
*	United Rentals, Inc.	46,202	848
*^	American Superconductor Corp.	30,927	846
*	Avis Budget Group, Inc.	64,215	835
*	Huron Consulting Group Inc.	10,289	830
*^	Energy Conversion Devices, Inc.	24,606	828
	Barnes Group, Inc.	24,112	805
	Albany International Corp.	21,495	797
	Granite Construction Co.	21,831	790
*	United Stationers, Inc.	16,997	785
*	Tetra Tech, Inc.	36,018	774
	Genco Shipping and
	Trading Ltd.	14,072	771
	Eagle Bulk Shipping Inc.	28,960	769
*	Ceradyne, Inc.	15,999	751
	Aircastle Ltd.	28,486	750
*	The Middleby Corp.	9,742	746
*	US Airways Group Inc.	50,420	742
	IKON Office Solutions, Inc.	56,762	739
	UTI Worldwide, Inc.	36,729	720
*	The Advisory Board Co.	11,122	714
*	ESCO Technologies Inc.	17,743	709
	Applied Industrial
	Technology, Inc.	23,970	696
	Briggs & Stratton Corp.	30,640	694
	Kaman Corp. Class A	18,565	683
	Robbins & Myers, Inc.	8,963	678
	Dynamic Materials Corp.	11,227	661
*	Perini Corp.	15,879	658
	Mueller Industries Inc.	22,632	656
	Steelcase Inc.	41,242	654
*	TransDigm Group, Inc.	14,210	642
*	Armstrong Worldwide
	Industries, Inc.	15,558	624
	^Simpson Manufacturing Co.	23,211	617
	Ameron International Corp.	6,685	616

			Market
			Value•
		Shares	($000)
*	YRC Worldwide, Inc.	35,784	612
	A.O. Smith Corp.	17,294	606
	Administaff, Inc.	21,369	604
*	American Commercial Lines Inc.	37,187	604
	Cubic Corp.	15,367	602
*	Hub Group, Inc.	22,509	598
	Badger Meter, Inc.	13,284	597
*^	FuelCell Energy, Inc.	59,424	589
*	CoStar Group, Inc.	12,445	588
	G & K Services, Inc. Class A	15,655	587
*	PHH Corp.	32,982	582
*	Consolidated Graphics, Inc.	11,974	573
	Quintana Maritime Ltd.	24,776	569
	ABM Industries Inc.	27,620	563
*	Alaska Air Group, Inc.	22,280	557
*	CBIZ Inc.	55,826	548
*^	JetBlue Airways Corp.	91,730	541
*	Astec Industries, Inc.	13,920	518
	Bowne & Co., Inc.	28,628	504
	CIRCOR International, Inc.	10,773	499
	Watsco, Inc.	13,477	495
	Forward Air Corp.	15,839	494
	Heartland Express, Inc.	34,696	492
*	CRA International Inc.	10,294	490
*	M&F Worldwide Corp.	9,020	486
	Resources Connection, Inc.	26,646	484
*	Acco Brands Corp.	29,998	481
*	GenCorp, Inc.	40,958	478
*	Genesee & Wyoming Inc. Class A	19,605	474
*	TeleTech Holdings, Inc.	22,127	471
	Werner Enterprises, Inc.	27,397	467
*	Axsys Technologies, Inc.	12,722	466
	Mueller Water Products, Inc.	46,637	465
	Watts Water
	Technologies, Inc.	15,503	462
*	Republic Airways
	Holdings Inc.	23,266	456
	Raven Industries, Inc.	11,635	447
*	Ducommun, Inc.	11,584	440
	Comfort Systems USA, Inc.	33,555	429
	Healthcare Services
	Group, Inc.	20,236	429
*	Clean Harbors Inc.	8,255	427
*	TrueBlue, Inc.	29,453	426
*	Cenveo Inc.	24,180	422
	Interface, Inc.	25,788	421
*	Furmanite Corp.	35,361	417
*	Blount International, Inc.	33,851	417
*	Chart Industries, Inc.	13,280	410
*	COMSYS IT Partners Inc.	25,625	404
*	American Reprographics Co.	24,470	403
	Heidrick & Struggles
	International, Inc.	10,744	399
*	Korn/Ferry International	21,117	397

			Market
			Value•
		Shares	($000)
*	AirTran Holdings, Inc.	54,985	394
*	Layne Christensen Co.	7,956	392
*	Casella Waste Systems, Inc.	29,653	387
*	Northwest Pipe Co.	9,868	386
*	AZZ Inc.	13,378	379
	Horizon Lines Inc.	19,992	373
*	RBC Bearings Inc.	8,556	372
	HEICO Corp. Class A	8,679	370
	Cascade Corp.	7,925	368
	Arkansas Best Corp.	16,726	367
*	Navigant Consulting, Inc.	26,737	365
^	Knight Transportation, Inc.	24,565	364
*	Taser International Inc.	25,198	363
*	On Assignment, Inc.	51,359	360
	Franklin Electric, Inc.	9,401	360
*	Michael Baker Corp.	8,735	359
*	Old Dominion Freight Line, Inc.	15,513	359
*	Dollar Thrifty Automotive Group, Inc.	15,063	357
*	A.S.V., Inc.	25,601	355
	AAON, Inc.	17,558	348
*	Amerco, Inc.	5,279	347
*	Accuride Corp.	44,094	347
	Apogee Enterprises, Inc.	20,178	345
	American Science & Engineering, Inc.	6,080	345
	Rollins, Inc.	17,920	344
	Ampco-Pittsburgh Corp.	9,011	344
*^	C & D Technologies, Inc.	51,946	343
*	Cornell Cos., Inc.	14,672	342
	NACCO Industries, Inc.
	Class A	3,432	342
*	Interline Brands, Inc.	15,352	336
	Ennis, Inc.	18,582	334
	Angelica Corp.	17,102	327
*	Atlas Air Worldwide
	Holdings, Inc.	6,000	325
*	First Consulting Group, Inc.	24,682	319
	Knoll, Inc.	19,195	315
	Federal Signal Corp.	28,106	315
*	Marten Transport, Ltd.	22,526	314
	CDI Corp.	12,943	314
*^	Fuel-Tech N.V.	13,700	310
	Courier Corp.	9,319	308
*	School Specialty, Inc.	8,878	307
*	Commercial Vehicle
	Group Inc.	20,991	304
*	DynCorp International Inc.
	Class A	11,300	304
	Lindsay Manufacturing Co.	4,123	291
*	Columbus McKinnon Corp.	8,925	291
	Aceto Corp.	36,224	290
*	II-VI, Inc.	9,454	289
	McGrath RentCorp	11,134	287
*	EnerSys	11,400	285

			Market
			Value•
		Shares	($000)
	Titan International, Inc.	9,058	283
*	NCI Building Systems, Inc.	9,794	282
*	Park-Ohio Holdings Corp.	11,101	279
*	Flanders Corp.	49,351	277
*	Learning Tree International, Inc.	12,037	276
*^	Frontier Airlines Holdings, Inc.	52,016	274
*	GP Strategies Corp.	25,500	272
	Tennant Co.	6,115	271
*	PowerSecure International, Inc.	19,902	269
*	Lydall, Inc.	25,403	267
	Kelly Services, Inc. Class A	14,317	267
*	Dynamex Inc.	9,866	267
*	Goodman Global, Inc.	10,800	265
	Electro Rent Corp.	17,788	264
*	International
	Shipholding Corp.	12,109	264
	Pacer International, Inc.	17,898	261
*	Beacon Roofing Supply, Inc.	30,291	255
*	ABX Air, Inc.	60,595	253
*	Mobile Mini, Inc.	13,365	248
*	Superior Essex Inc.	10,293	247
*	Plug Power, Inc.	62,282	246
*^Medis Technology Ltd.		15,788	244
*	Pinnacle Airlines Corp.	15,970	244
	American Ecology Corp.	10,196	239
*	Miller Industries, Inc.	17,259	236
*	EnPro Industries, Inc.	7,686	236
*	Rush Enterprises, Inc.
	Class A	12,732	231
*	Gehl Co.	14,366	230
*	H&E Equipment
	Services, Inc.	12,200	230
	Tredegar Corp.	14,185	228
*	Active Power, Inc.	102,510	226
	Barrett Business
	Services, Inc.	12,429	224
	^AMREP Corp.	7,252	222
	^American Railcar
	Industries, Inc.	11,400	219
	Alamo Group, Inc.	12,073	219
*	Ladish Co., Inc.	5,056	218
	Applied Signal
	Technology, Inc.	15,783	214
*	Exponent, Inc.	7,916	214
*	Altra Holdings Inc.	12,800	213
	Viad Corp.	6,719	212
	Universal Forest
	Products, Inc.	6,809	201
*	GeoEye Inc.	5,900	199
*	Celadon Group Inc.	21,655	198
*	Insituform Technologies
	Inc. Class A	13,310	197
	Gibraltar Industries Inc.	12,090	186

			Market
			Value•
		Shares	($000)
*	Griffon Corp.	14,917	186
*	Hudson Highland Group, Inc.	21,835	184
*^	Microvision, Inc.	46,705	182
*	Kforce Inc.	18,575	181
*	Magnatek, Inc.	41,774	179
*	Kenexa Corp.	8,995	175
	Standex International Corp.	9,855	172
	Diamond Management and Technology Consultants, Inc.	23,447	170
	Mueller Water Products, Inc. Class A	17,800	169
	Lawson Products, Inc.	4,405	167
*	Intersections Inc.	20,046	167
	Quixote Corp.	8,595	163
*	Team, Inc.	4,430	162
	LSI Industries Inc.	8,893	162
*	Allegiant Travel Co.	4,936	159
*	MTC Technologies, Inc.	6,702	157
*	Herley Industries Inc.	11,136	153
*	P.A.M. Transportation
	Services, Inc.	9,785	152
*	Tecumseh Products Co.
	Class A	6,472	151
*	Covenant Transport, Inc.	22,375	150
*	Spherion Corp.	20,596	150
*^	Ionatron Inc.	50,645	145
*	TurboChef Technologies, Inc.	8,604	142
*	Powell Industries, Inc.	3,160	139
	Gorman-Rupp Co.	4,447	139
	Bluelinx Holdings Inc.	34,927	137
	Met-Pro Corp.	11,172	135
	CompX International Inc.	9,190	134
	Waste Industries USA, Inc.	3,591	130
*	ICT Group, Inc.	10,713	128
	American Woodmark Corp.	6,999	127
*^	Force Protection, Inc.	26,899	126
	Multi-Color Corp.	4,536	125
	Vicor Corp.	7,786	121
*	NuCo2, Inc.	4,831	120
*^	Capstone Turbine Corp.	73,426	120
	Sun Hydraulics Corp.	4,698	119
*	ExpressJet Holdings, Inc.	47,726	118
	L.S. Starrett Co. Class A	6,636	112
	Freightcar America Inc.	3,155	110
*	Kadant Inc.	3,684	109
*	Huttig Building Products, Inc.	31,165	109
	Encore Wire Corp.	6,781	108
*	La Barge, Inc.	7,500	108
*	Midwest Air Group Inc.	7,249	107
*	Argon ST, Inc.	5,640	105
*	Flow International Corp.	11,230	105
^	Houston Wire & Cable Co.	7,370	104
*^	Builders FirstSource, Inc.	14,280	103
*	Innotrac Corp.	28,409	103
*^	3D Systems Corp.	6,557	101

			Market
			Value•
		Shares	($000)
	Frozen Food Express Industries, Inc.	16,986	100
*	MAIR Holdings, Inc.	21,333	99
*	LECG Corp.	6,536	98
*	L.B. Foster Co. Class A	1,900	98
*	Innerworkings, Inc.	5,500	95
	TAL International Group, Inc.	3,900	89
	HEICO Corp.	1,623	88
*	TBS International Ltd.	2,600	86
*	Volt Information Sciences Inc.	4,579	84
*	Astronics Corp.	1,952	83
	Wabash National Corp.	10,509	81
	The Greenbrier Cos., Inc.	3,544	79
*	Pike Electric Corp.	4,700	79
*	Saia, Inc.	5,787	77
	Insteel Industries, Inc.	6,200	73
*	WCA Waste Corp.	11,166	72
*	APAC Teleservices, Inc.	61,976	71
*^	Valence Technology Inc.	35,272	70
	Todd Shipyards Corp.	3,629	69
*	Waste Services, Inc.	7,997	69
	The Standard Register Co.	5,673	66
*	Power-One, Inc.	16,303	65
*^	Trex Co., Inc.	7,429	63
*	TRC Cos., Inc.	7,654	61
	Schawk, Inc.	3,900	61
*	Willis Lease Finance Corp.	4,749	60
*	Mesa Air Group Inc.	18,676	58
*	Advanced Environmental
	Recycling Technologies, Inc.	78,462	57
*^	The Allied Defense Group, Inc.	9,400	54
*	PeopleSupport Inc.	3,800	52
*	Arotech Corp.	23,278	49
*	UQM Technologies, Inc.	13,404	45
*	PRG-Schultz International, Inc.	5,268	45
*^	Document Security Systems, Inc.	6,900	45
*	Perma-Fix Environmental
	Services, Inc.	17,864	44
*	Sterling Construction Co., Inc.	1,900	41
*	Ultralife Batteries, Inc.	1,957	39
*	Paragon Technologies, Inc.	5,170	35
	Virco Manufacturing Corp.	4,613	34
*	Quality Distribution Inc.	7,034	31
	Hardinge, Inc.	1,847	31
*	Nashua Corp.	2,612	30
	Sypris Solutions, Inc.	4,578	28
*	Innovative Solutions and
	Support, Inc.	2,568	25
*	Milacron Inc.	7,831	24
	Twin Disc, Inc.	300	21
	Great Lakes Dredge &
	Dock Co.	2,300	20
*	Modtech Holdings, Inc.	22,383	20
*	RSC Holdings Inc.	900	11
	Superior Uniform Group, Inc.	1,093	11

			Market
			Value•
		Shares	($000)
	Omega Flex Inc.	600	10
*	A.T. Cross Co. Class A	907	9
*	Distributed Energy Systems Corp.	20,780	8
*	U.S. Home Systems, Inc.	1,157	6
*	Spherix Inc.	4,519	5
*	Protection One, Inc.	188	2
*	TRM Corp.	1,200	1
*	DT Industries, Inc.	1,000	—
*	BMC Industries, Inc.	4,603	—
			1,168,682
Information Technology (16.6%)
	Microsoft Corp.	5,160,543	183,715
*	Apple Inc.	531,858	105,350
*	Cisco Systems, Inc.	3,713,069	100,513
*	Google Inc.	142,446	98,499
	Intel Corp.	3,571,661	95,220
	International Business Machines Corp.	832,008	89,940
	Hewlett-Packard Co.	1,601,707	80,854
*	Oracle Corp.	2,501,633	56,487
	QUALCOMM Inc.	1,023,958	40,293
*	Dell Inc.	1,319,836	32,349
	Texas Instruments, Inc.	874,030	29,193
*	EMC Corp.	1,282,690	23,768
	Corning, Inc.	965,540	23,163
	Motorola, Inc.	1,402,717	22,500
*	eBay Inc.	664,713	22,062
*	Yahoo! Inc.	737,322	17,150
*	Adobe Systems, Inc.	359,935	15,380
	Applied Materials, Inc.	842,874	14,969
	Automatic Data
	Processing, Inc.	324,844	14,465
	Accenture Ltd.	361,697	13,032
*	MEMC Electronic
	Materials, Inc.	137,742	12,189
	Western Union Co.	472,572	11,474
	Tyco Electronics Ltd.	303,189	11,257
*	Electronic Arts Inc.	190,796	11,144
*	NVIDIA Corp.	318,957	10,851
*	Sun Microsystems, Inc.	560,923	10,170
*	Juniper Networks, Inc.	298,713	9,917
	Xerox Corp.	572,494	9,269
	MasterCard, Inc. Class A	41,513	8,934
*	Agilent Technologies, Inc.	242,290	8,902
*	Symantec Corp.	540,146	8,718
	Seagate Technology	326,725	8,331
	Paychex, Inc.	210,433	7,622
*	Broadcom Corp.	286,480	7,489
*	Autodesk, Inc.	141,478	7,040
	Electronic Data
	Systems Corp.	313,230	6,493
	CA, Inc.	252,589	6,302
*	Intuit, Inc.	196,019	6,196
*	Flextronics International Ltd.	508,053	6,127
	Analog Devices, Inc.	190,402	6,036

			Market
			Value•
		Shares	($000)
*	Cognizant Technology Solutions Corp.	177,079	6,010
*	VeriSign, Inc.	152,644	5,741
	KLA-Tencor Corp.	118,189	5,692
*	Network Appliance, Inc.	222,231	5,547
*	Fiserv, Inc.	95,926	5,323
	Harris Corp.	84,200	5,278
*	Computer Sciences Corp.	106,608	5,274
*	Activision, Inc.	174,880	5,194
	Amphenol Corp.	109,467	5,076
	Fidelity National Information Services, Inc.	118,257	4,918
*	SanDisk Corp.	139,489	4,627
*	NAVTEQ Corp.	60,234	4,554
*	BMC Software, Inc.	122,968	4,383
	Linear Technology Corp.	135,993	4,329
*	Iron Mountain, Inc.	116,335	4,307
*	Marvell Technology
	Group Ltd.	305,483	4,271
	Microchip Technology, Inc.	134,028	4,211
*	Citrix Systems, Inc.	110,703	4,208
	Altera Corp.	211,148	4,079
*	Western Digital Corp.	133,949	4,047
	Xilinx, Inc.	182,622	3,994
*	BEA Systems, Inc.	240,115	3,789
	National
	Semiconductor Corp.	165,501	3,747
*	McAfee Inc.	97,793	3,667
*	Alliance Data Systems Corp.	48,294	3,622
*	salesforce.com, inc.	57,183	3,585
*	Cypress
	Semiconductor Corp.	94,606	3,409
*	Micron Technology, Inc.	463,529	3,361
*	Akamai Technologies, Inc.	96,491	3,339
*	LAM Research Corp.	75,665	3,271
*	Avnet, Inc.	91,744	3,208
*	Teradata Corp.	110,327	3,024
*	Arrow Electronics, Inc.	75,829	2,979
*	Cadence Design
	Systems, Inc.	170,014	2,892
*	NCR Corp.	110,627	2,777
*	Mettler-Toledo
	International Inc.	22,775	2,592
*	DST Systems, Inc.	31,201	2,576
*	Affiliated Computer
	Services, Inc. Class A	56,908	2,567
*	Advanced Micro
	Devices, Inc.	340,086	2,551
*	FLIR Systems, Inc.	78,296	2,451
*	Red Hat, Inc.	112,532	2,345
*	LSI Corp.	439,115	2,332
	Global Payments Inc.	49,761	2,315
*	Synopsys, Inc.	88,213	2,287
*	Hewitt Associates, Inc.	59,350	2,273
*	Trimble Navigation Ltd.	73,834	2,233
*	Novellus Systems, Inc.	75,814	2,090

			Market
			Value•
		Shares	($000)
*	CommScope, Inc.	41,384	2,037
*	Lexmark International, Inc.	58,085	2,025
	Intersil Corp.	81,576	1,997
*	ANSYS, Inc.	47,681	1,977
*	Equinix, Inc.	19,541	1,975
	Broadridge Financial Solutions LLC	85,515	1,918
	Molex, Inc. Class A	68,865	1,809
*	Brocade Communications Systems, Inc.	245,900	1,805
*	Itron, Inc.	18,648	1,790
*	Ciena Corp.	52,301	1,784
*	MICROS Systems, Inc.	25,087	1,760
	Jabil Circuit, Inc.	114,434	1,747
*	JDS Uniphase Corp.	130,578	1,737
*	Varian Semiconductor
	Equipment Associates, Inc.	46,922	1,736
*	Ingram Micro, Inc. Class A	94,890	1,712
*	Tellabs, Inc.	255,396	1,670
*	Compuware Corp.	185,158	1,644
*	Nuance
	Communications, Inc.	85,093	1,590
*	ON Semiconductor Corp.	177,984	1,580
*	Polycom, Inc.	56,500	1,570
*	Foundry Networks, Inc.	87,007	1,524
*	International Rectifier Corp.	44,483	1,511
	FactSet Research
	Systems Inc.	27,091	1,509
*	Dolby Laboratories Inc.	30,186	1,501
*	Novell, Inc.	215,030	1,477
*	Zebra Technologies Corp.
	Class A	42,398	1,471
*	F5 Networks, Inc.	51,132	1,458
*	Sybase, Inc.	55,158	1,439
*^	Cree, Inc.	52,093	1,431
*	SINA.com	31,960	1,416
*	Convergys Corp.	83,718	1,378
*	ValueClick, Inc.	61,630	1,350
*	Integrated Device
	Technology Inc.	117,661	1,331
*	QLogic Corp.	90,516	1,285
*	Anixter International Inc.	20,585	1,282
*	Tech Data Corp.	33,708	1,271
*	Parametric Technology Corp.	70,295	1,255
*	Tessera Technologies, Inc.	29,423	1,224
	National Instruments Corp.	36,421	1,214
*	NeuStar, Inc. Class A	42,187	1,210
	Jack Henry & Associates Inc.	49,418	1,203
*	Vishay Intertechnology, Inc.	105,305	1,201
*	SAIC, Inc.	59,531	1,198
	Diebold, Inc.	40,483	1,173
*	Atmel Corp.	271,566	1,173
*	Teradyne, Inc.	113,265	1,171
*	THQ Inc.	41,431	1,168
*	Metavante Technologies	49,414	1,152
*	Silicon Laboratories Inc.	30,504	1,142

			Market
			Value•
		Shares	($000)
*	ADC Telecommunications, Inc.	71,877	1,118
*	3Com Corp.	246,342	1,113
*	Fairchild Semiconductor International, Inc.	76,529	1,104
	Fair Isaac, Inc.	34,261	1,101
*	VistaPrint Ltd.	25,510	1,093
*	Rambus Inc.	50,561	1,059
*	Atheros
	Communications, Inc.	34,471	1,053
*	Unisys Corp.	214,792	1,016
*	Microsemi Corp.	44,973	996
*	TIBCO Software Inc.	122,218	986
*	Informatica Corp.	53,962	972
*	Verigy Ltd.	35,779	972
*	RF Micro Devices, Inc.	169,071	965
*	Sigma Designs, Inc.	17,259	953
*	Concur Technologies, Inc.	26,245	950
*	VeriFone Holdings, Inc.	40,728	947
*	InterDigital, Inc.	40,034	934
*	FormFactor Inc.	28,157	932
*	Sohu.com Inc.	17,026	928
*	Sonus Networks, Inc.	159,125	928
*	Rofin-Sinar Technologies Inc.	19,162	922
*	Omniture, Inc.	26,853	894
*	Advent Software, Inc.	16,299	882
*	Lawson Software, Inc.	85,955	880
*	Aspen Technologies, Inc.	54,261	880
*	Wright Express Corp.	24,688	876
*	Arris Group Inc.	87,072	869
*	Progress Software Corp.	25,661	864
*	PMC Sierra Inc.	131,756	862
*	Emulex Corp.	52,438	856
*	CNET Networks, Inc.	93,297	853
*^	Take-Two Interactive Software, Inc.	45,565	841
*	CACI International, Inc.	18,610	833
*	CyberSource Corp.	45,991	817
*	Digital River, Inc.	24,616	814
	ADTRAN Inc.	37,998	812
*	Skyworks Solutions, Inc.	93,903	798
*	ATMI, Inc.	24,694	796
*	Benchmark Electronics, Inc.	44,900	796
*	Electronics for Imaging, Inc.	35,099	789
*	SiRF Technology
	Holdings, Inc.	31,244	785
	MoneyGram
	International, Inc.	50,846	782
*	SRA International, Inc.	26,470	780
*	Comtech
	Telecommunications Corp.	14,353	775
	Plantronics, Inc.	29,710	772
*	Solera Holdings, Inc.	31,163	772
*	NETGEAR, Inc.	21,564	769
*	Cymer, Inc.	19,668	766
	Blackbaud, Inc.	27,198	763

			Market
			Value•
		Shares	($000)
*	Perot Systems Corp.	56,450	762
*	Euronet Worldwide, Inc.	25,372	761
*	Avid Technology, Inc.	26,837	761
*	Quest Software, Inc.	40,727	751
*	Plexus Corp.	28,565	750
*	EarthLink, Inc.	104,829	741
*^	EMCORE Corp.	48,435	741
*	Ariba, Inc.	65,437	730
*	Harmonic, Inc.	67,879	711
*	Semtech Corp.	45,567	707
	Cognex Corp.	34,397	693
*	MPS Group, Inc.	63,200	691
*	Zoran Corp.	30,684	691
*	DealerTrack Holdings Inc.	20,635	691
	Technitrol, Inc.	24,104	689
*	Gartner, Inc. Class A	38,944	684
	Total System Services, Inc.	24,066	674
*	Dycom Industries, Inc.	24,839	662
*	j2 Global Communications, Inc.	30,988	656
*	Rogers Corp.	14,864	645
*	Avocent Corp.	27,639	644
*	Net 1 UEPS Technologies, Inc.	21,537	632
*	Synaptics Inc.	15,217	626
*	Brightpoint, Inc.	40,552	623
*	Blackboard Inc.	15,378	619
*	Brooks Automation, Inc.	46,810	618
*	ANADIGICS, Inc.	53,294	617
*	Bankrate, Inc.	12,725	612
*	Macrovision Corp.	33,241	609
*	Echelon Corp.	29,498	609
*	Intermec, Inc.	29,614	601
*	Checkpoint Systems, Inc.	23,093	600
*	Blue Coat Systems, Inc.	18,210	599
*	Cabot Microelectronics Corp.	16,606	596
*	Amkor Technology, Inc.	69,620	594
	Acxiom Corp.	50,160	588
*	Mentor Graphics Corp.	54,328	586
	Black Box Corp.	16,098	582
*	CMGI, Inc.	44,043	577
*	Sanmina-SCI Corp.	315,937	575
	MTS Systems Corp.	13,433	573
*	Applied Micro Circuits Corp.	65,107	569
*	Art Technology Group, Inc.	130,997	566
*	Diodes Inc.	18,691	562
	Imation Corp.	26,466	556
	United Online, Inc.	46,714	552
	Molex, Inc.	20,154	550
*	Entegris Inc.	63,595	549
*	ACI Worldwide, Inc.	28,210	537
*	Interwoven Inc.	37,626	535
*	CSG Systems
	International, Inc.	35,829	527
*	Insight Enterprises, Inc.	28,832	526
*	Littelfuse, Inc.	15,869	523

			Market
			Value•
		Shares	($000)
*	Electro Scientific Industries, Inc.	26,154	519
*	AMIS Holdings Inc.	51,279	514
*	Websense, Inc.	30,130	512
*^	OmniVision Technologies, Inc.	32,584	510
*	RealNetworks, Inc.	82,851	505
*	JDA Software Group, Inc.	24,618	504
*	ManTech International Corp.	11,440	501
*	Epicor Software Corp.	41,958	494
*	Advanced Energy Industries, Inc.	37,442	490
*	Actuate Software Corp.	62,490	486
*	MicroStrategy Inc.	5,067	482
	MAXIMUS, Inc.	12,301	475
*	L-1 Identity Solutions Inc.	26,426	474
*	BearingPoint, Inc.	166,959	472
*	Actel Corp.	34,453	471
*	Advanced Analogic
	Technologies, Inc.	41,000	462
*	Harris Stratex Networks,
	Inc. Class A	27,598	461
*	Cogent Inc.	41,124	459
*	Sycamore Networks, Inc.	119,217	458
*	Adaptec, Inc.	133,873	452
*	Axcelis Technologies, Inc.	97,107	447
	Syntel, Inc.	11,526	444
*	FEI Co.	17,812	442
*	ScanSource, Inc.	13,569	439
*	Secure Computing Corp.	45,417	436
*	Extreme Networks, Inc.	121,423	430
	NIC Inc.	50,871	429
	Park Electrochemical Corp.	15,191	429
*	Forrester Research, Inc.	15,216	426
*	Ansoft Corp.	16,335	422
*	Standard Microsystem Corp.	10,509	411
*	eSPEED, Inc. Class A	36,143	408
*	Novatel Wireless, Inc.	25,198	408
*	MKS Instruments, Inc.	21,248	407
	Agilysys, Inc.	26,850	406
*	Wind River Systems Inc.	45,397	405
*	EPIQ Systems, Inc.	23,019	401
*	Digi International, Inc.	28,132	399
*	Comtech Group Inc.	24,400	393
*	DTS Inc.	15,319	392
*	Ceva, Inc.	32,176	392
*	Interactive Intelligence Inc.	14,782	390
*	Bottomline Technologies, Inc.	27,589	386
*	TriQuint Semiconductor, Inc.	57,482	381
*	Anaren, Inc.	22,850	377
*	Tekelec	29,805	373
	CTS Corp.	37,517	373
*	SPSS, Inc.	10,231	367
*	SonicWALL, Inc.	33,718	361
	AVX Corp.	26,859	360
*	Gerber Scientific, Inc.	33,366	360

69

			Market
			Value•
		Shares	($000)
*	Conexant Systems, Inc.	432,289	359
*	Acacia Research - Acacia Technologies	39,940	359
	Daktronics, Inc.	15,880	358
	Bel Fuse, Inc. Class B	12,154	356
*	Infinera Corp.	23,545	349
*	Answerthink Consulting Group, Inc.	72,045	349
^	Palm, Inc.	54,895	348
*	ViaSat, Inc.	9,991	344
*	Internet Capital Group Inc.	29,179	343
*	Cirrus Logic, Inc.	64,084	338
*	Bookham, Inc.	140,880	335
	InfoSpace, Inc.	17,688	333
*	Commvault Systems, Inc.	15,500	328
*	Borland Software Corp.	108,683	327
*	KEMET Corp.	49,269	327
*	VASCO Data Security
	International, Inc.	11,679	326
	infoUSA Inc.	36,494	326
*	Integrated Silicon
	Solution, Inc.	49,148	325
*	SAVVIS, Inc.	11,647	325
	Cohu, Inc.	21,180	324
*	Manhattan Associates, Inc.	12,185	321
*	Internap Network
	Services Corp.	37,979	316
*	DSP Group Inc.	25,752	314
*	Riverbed Technology, Inc.	11,297	302
*	Mercury Computer
	Systems, Inc.	18,653	301
*	Chordiant Software, Inc.	35,110	300
*	FalconStor Software, Inc.	26,618	300
*	Immersion Corp.	23,063	299
*	FARO Technologies, Inc.	10,933	297
	Quality Systems, Inc.	9,704	296
*	Intervoice, Inc.	36,913	295
*	Perficient, Inc.	18,648	294
*	EMS Technologies, Inc.	9,681	293
*^	Access Intergrated Technologies Inc.	65,466	293
^	Heartland Payment
	Systems, Inc.	10,843	291
*	The Ultimate Software
	Group, Inc.	9,196	289
*	Hypercom Corp.	58,106	289
*	SI International Inc.	10,360	285
*	Bell Microproducts Inc.	46,730	281
*	Finisar Corp.	193,021	280
*	Sapient Corp.	31,513	278
*	Mastec Inc.	27,135	276
	Methode Electronics, Inc.
	Class A	16,294	268
*	Ciber, Inc.	43,822	268
*	Stratasys, Inc.	10,034	259

			Market
			Value•
		Shares	($000)
*	Synchronoss Technologies, Inc.	7,270	258
*	Hutchinson Technology, Inc.	9,611	253
*	Hittite Microwave Corp.	5,282	252
*	Quantum Corp.	93,687	252
	Micrel, Inc.	29,724	251
*	Lattice Semiconductor Corp.	77,088	251
*	Autobytel Inc.	91,017	250
*	ActivIdentity Corp.	63,657	247
*	Kulicke & Soffa Industries, Inc.	35,410	243
*	California Micro Devices Corp.	52,097	242
*	Loral Space and Communications Ltd.	7,036	241
*	The Knot, Inc.	14,900	238
*	Digimarc Corp.	26,635	235
*^	Avanex Corp.	232,549	233
*	Kopin Corp.	72,763	230
*	Captaris Inc.	53,135	230
	TheStreet.com, Inc.	14,302	228
*	Virage Logic Corp.	26,890	225
	Avici Systems Inc.	28,191	224
*	Universal Display Corp.	10,762	222
*	Powerwave Technologies, Inc.	55,133	222
*	Credence Systems Corp.	90,835	220
*	Radiant Systems, Inc.	12,647	218
*	Globecomm Systems, Inc.	18,284	214
*	Genesis Microchip Inc.	24,760	212
*	Callidus Software Inc.	40,301	208
*	Measurement Specialties, Inc.	9,379	207
*	KVH Industries, Inc.	25,263	204
*	Sykes Enterprises, Inc.	11,247	202
	Openwave Systems Inc.	77,283	201
*	Vignette Corp.	13,645	199
*	Asyst Technologies, Inc.	60,420	197
	Gevity HR, Inc.	25,430	196
*	Exar Corp.	24,306	194
*	Spansion Inc. Class A	48,408	190
*	ESS Technology, Inc.	140,791	187
	Integral Systems, Inc.	7,893	184
*	Computer Task Group, Inc.	32,511	180
^	Imergent, Inc.	16,967	180
*	Dot Hill Systems Corp.	73,846	179
*	iGATE Corp.	20,828	176
*	Liquidity Services, Inc.	13,512	174
*	DDi Corp.	30,786	173
*	LoJack Corp.	9,992	168
*	Tyler Technologies, Inc.	12,984	167
*	OSI Systems Inc.	6,300	167
*	Catapult
	Communications Corp.	21,977	166
*	Keynote Systems Inc.	11,808	166
*	American Technology Corp.	63,982	162

			Market
			Value•
		Shares	($000)
*	LTX Corp.	50,701	161
*	IXYS Corp.	20,053	161
*	Aruba Networks, Inc.	10,700	160
*	Mindspeed Technologies, Inc.	130,169	159
*	Taleo Corp. Class A	5,300	158
*	Rackable Systems Inc.	15,721	157
*	MSC Software Corp.	12,100	157
*	Multi-Fineline Electronix, Inc.	8,980	156
*	Trident Microsystems, Inc.	23,681	155
*	Photronics, Inc.	12,399	155
*	Airspan Networks Inc.	87,800	155
*	Network Equipment Technologies, Inc.	18,285	154
*	Entrust, Inc.	78,924	152
*	Move, Inc.	61,512	151
*	Newport Corp.	11,757	150
*	Iomega Corp.	43,308	150
*	i2 Technologies, Inc.	11,869	150
*	Safeguard Scientifics, Inc.	80,067	144
*	CyberOptics Corp.	12,000	144
*	Oplink Communications, Inc.	9,258	142
	iBasis, Inc.	27,232	140
*	hi/fn, Inc.	24,422	140
*	Jupitermedia Corp.	36,066	138
*	Pericom Semiconductor Corp.	7,354	138
*	Cray, Inc.	22,674	136
*	Presstek, Inc.	26,525	136
*^Convera Corp.		48,802	135
*	Netlogic Microsystems Inc.	4,177	134
*	Intevac, Inc.	9,237	134
*	Lasercard Corp.	12,624	134
*	Veeco Instruments, Inc.	7,829	131
	Renaissance Learning, Inc.	9,231	129
*	SYNNEX Corp.	6,592	129
*	Magma Design Automation, Inc.	10,332	126
*	Online Resources Corp.	10,489	125
*	Monolithic Power Systems	5,700	122
*	MRV Communications Inc.	52,172	121
*	TTM Technologies, Inc.	10,359	121
*	PC-Tel, Inc.	17,396	119
*	Concurrent Computer Corp.	143,468	119
	Pegasystems Inc.	9,940	119
*	Startek, Inc.	12,679	118
*	Centillium
	Communications, Inc.	101,466	117
*	iPass Inc.	28,400	115
*	Phoenix Technologies Ltd.	8,907	115
*	Silicon Storage
	Technology, Inc.	38,096	114
*	Nu Horizons
	Electronics Corp.	16,256	113
*	Double-Take Software Inc.	5,182	113
*	RadiSys Corp.	8,349	112
*	Silicon Image, Inc.	24,731	112

			Market
			Value•
		Shares	($000)
*	Terremark Worldwide, Inc.	17,066	111
*	S1 Corp.	15,148	111
*	Eagle Test Systems, Inc.	8,436	108
*	Aware, Inc.	24,948	105
*^	UTStarcom, Inc.	37,662	104
*	Website Pros, Inc.	8,564	99
*	Starent Networks Corp.	5,432	99
*	Rudolph Technologies, Inc.	8,740	99
*	Ixia	10,392	99
*	NVE Corp.	3,949	97
*	Mattson Technology, Inc.	11,305	97
*	Zygo Corp.	7,741	96
	TNS Inc.	5,391	96
*	Saba Software, Inc.	18,394	95
*	PLX Technology, Inc.	10,154	94
*	Supertex, Inc.	2,969	93
*	Lionbridge Technologies, Inc.	25,775	92
*	Leadis Technology Inc.	31,952	91
*	Rainmaker Systems, Inc.	13,990	90
*	MIPS Technologies, Inc.	18,092	90
*	Excel Technology, Inc.	3,300	89
*	Planar Systems, Inc.	13,595	87
*	Packeteer, Inc.	14,042	86
	Marchex, Inc.	7,960	86
*	Global Cash Access, Inc.	14,061	85
*	Applied Digital Solutions, Inc.	194,704	84
*^	ParkerVision, Inc.	5,288	84
*	LookSmart, Ltd.	24,938	80
*	Data Domain, Inc.	3,000	79
*	FSI International, Inc.	43,508	78
*	Smart Modular Technologies Inc.	7,639	78
*	Calamp Corp.	27,496	76
*	SupportSoft, Inc.	16,556	74
*	GSE Systems, Inc.	7,184	74
*	Carrier Access Corp.	30,354	73
*	LoopNet, Inc.	4,950	70
*^	On2 Technologies, Inc.	67,765	69
*	X-Rite Inc.	5,944	69
*	Analysts International Corp.	43,421	66
*	SeaChange International, Inc.	9,174	66
*	PC Connection, Inc.	5,835	66
*	Nextwave Wireless Inc.	12,200	66
*	Dynamics Research Corp.	6,059	66
*	Ditech Networks Inc.	18,700	65
*	Sonic Solutions, Inc.	6,082	63
*	Merix Corp.	13,354	62
*	Endwave Corp.	8,501	62
*	TranSwitch Corp.	69,977	62
*	RAE Systems, Inc.	22,642	61
*	Photon Dynamics, Inc.	7,154	59
*	MoSys, Inc.	12,209	59
*	Ultratech, Inc.	5,205	59
*	Tumbleweed Communications Corp.	34,960	59

			Market
			Value•
		Shares	($000)
*	Nanometrics Inc.	5,800	57
*	GSI Group, Inc.	6,100	56
*	SourceForge Inc.	22,897	56
*	Orbcomm, Inc.	8,800	55
*	Edgewater Technology, Inc.	7,530	55
*	Hughes Communications Inc.	1,000	55
*	Spectrum Control, Inc.	3,510	54
*	Telular Corp.	7,835	54
*	WebMD Health Corp. Class A	1,300	53
	QAD Inc.	5,641	53
*	Symmetricom Inc.	11,037	52
*	PDF Solutions, Inc.	5,752	52
*	Vocus, Inc.	1,500	52
	Bel Fuse, Inc. Class A	1,477	51
*	OPNET Technologies, Inc.	5,462	49
	Keithley Instruments Inc.	5,060	49
*	Smith Micro Software, Inc.	5,757	49
*	Switch and Data Inc.	3,000	48
*	Miva Inc.	24,139	46
*	Napster, Inc.	23,310	46
*	AuthentiDate Holding Corp.	76,876	45
*	BSQUARE Corp.	6,649	45
*	OpenTV Corp.	32,700	43
*^	Superconductor Technologies Inc.	7,694	43
*	SRS Labs, Inc.	7,958	43
*	TechTeam Global, Inc.	3,342	42
*	Cherokee International Corp.	20,402	42
*	Cavium Networks, Inc.	1,800	41
*	Zhone Technologies	34,801	41
*	QuickLogic Corp.	11,838	39
*	Comverge Inc.	1,200	38
	COMARCO, Inc.	6,117	34
*	InFocus Corp.	17,912	33
*	PLATO Learning, Inc.	8,094	32
*	Lantronix, Inc.	41,675	32
*	NMS Communications Corp.	19,521	32
*	Moldflow Corp.	1,962	32
*	SigmaTel Inc.	14,412	30
*	Ness Technologies Inc.	3,200	30
*	Transmeta Corp.	2,145	29
*	Sumtotal Systems Inc.	6,084	29
*	Tollgrade Communications, Inc.	3,588	29
*^	Atari, Inc.	21,839	28
*	Entertainment Distribution
	Company Inc.	40,942	27
*	White Electronic
	Designs Corp.	5,637	26
*^	Research Frontiers, Inc.	2,434	24
*	Maxwell Technologies, Inc.	2,840	23
*	Datalink Corp.	6,329	23
*	Zix Corp.	4,904	23
*	Intraware, Inc.	3,975	22
*	PAR Technology Corp.	2,900	22
*	Visual Sciences Inc.	1,190	22

			Market
			Value•
		Shares	($000)
*	Kintera Inc.	13,849	21
*	Viewpoint Corp.	17,486	21
*	NetScout Systems, Inc.	1,596	20
*	Mechanical Technology Inc.	27,006	20
*	ComScore Inc.	600	20
*	EFJ, Inc.	7,007	19
*	RightNow Technologies Inc.	1,200	19
*	Westell Technologies, Inc.	12,309	18
	Richardson Electronics, Ltd.	2,516	18
*	SCM Microsystems, Inc.	5,161	17
*	STEC Inc.	1,917	17
*	Network Engines, Inc.	10,019	16
*	SM&A Corp.	2,694	16
*	Pixelworks, Inc.	20,582	16
*	Selectica, Inc.	8,094	15
*	Ramtron International Corp.	3,117	13
*	Rimage Corp.	483	13
*	Volterra Semiconductor Corp.	1,100	12
*	eLoyalty Corp.	859	11
*	LivePerson, Inc.	2,095	11
*	8X8 Inc.	10,143	9
*	Techwell, Inc.	800	9
*	WJ Communications, Inc.	11,418	8
*	Catalyst Semiconductor, Inc.	1,700	8
*	Management Network Group Inc.	2,896	8
*	Evolving Systems, Inc.	2,413	7
*	FOCUS Enhancements, Inc.	13,304	7
*	Synplicity, Inc.	1,118	6
*	Channell Commercial Corp.	4,460	6
*	I.D. Systems, Inc.	474	6
*	TransAct Technologies Inc.	1,134	5
*	Semitool, Inc.	621	5
*	Telecommunication Systems, Inc.	1,433	5
*	Sunrise Telecom Inc.	2,405	5
*	Allen Organ Co. Escrow Shares	283	5
*	LeCroy Corp.	387	4
*	Verso Technologies, Inc.	9,618	3
*	Wave Systems Corp. Class A	2,169	3
*	Greenfield Online, Inc.	200	3
	Frequency Electronics, Inc.	283	3
*	Wireless Telecom Group, Inc.	1,279	2
*	Mobility Electronics, Inc.	1,228	2
*	Cosine Communications, Inc.	623	2
*	Technology Solutions Co.	391	1
*	MTI Technology Corp.	22,722	—
*	Media 100 Inc.	1,614	—
			1,641,402
Materials (3.8%)
	Monsanto Co.	333,602	37,260
	E.I. du Pont de
	Nemours & Co.	563,046	24,825

			Market
			Value•
		Shares	($000)
	Freeport-McMoRan Copper & Gold, Inc. Class B	233,465	23,916
	Dow Chemical Co.	581,050	22,905
	Alcoa Inc.	540,709	19,763
	Praxair, Inc.	195,694	17,360
	Newmont Mining Corp. (Holding Co.)	276,178	13,486
	Air Products &
	Chemicals, Inc.	132,199	13,039
	Nucor Corp.	183,200	10,849
	Weyerhaeuser Co.	132,176	9,747
*	The Mosaic Co.	94,523	8,917
	United States Steel Corp.	72,341	8,747
	International Paper Co.	249,926	8,093
	PPG Industries, Inc.	100,349	7,048
	Ecolab, Inc.	112,416	5,757
	Vulcan Materials Co.	66,115	5,229
	Allegheny Technologies Inc.	56,285	4,863
*	Owens-Illinois, Inc.	95,241	4,714
	Rohm & Haas Co.	85,405	4,532
	Sigma-Aldrich Corp.	79,945	4,365
	MeadWestvaco Corp.	112,981	3,536
	Celanese Corp. Series A	82,405	3,487
	Martin Marietta
	Materials, Inc.	25,587	3,393
	CF Industries
	Holdings, Inc.	30,701	3,379
*	AK Steel Holding Corp.	68,182	3,153
	Eastman Chemical Co.	51,474	3,145
	Steel Dynamics, Inc.	50,077	2,983
*	Terra Industries, Inc.	56,361	2,692
*	Crown Holdings, Inc.	100,661	2,582
	Ball Corp.	56,540	2,544
	Cleveland-Cliffs Inc.	25,168	2,537
	Huntsman Corp.	95,393	2,452
*	Domtar Corp.	317,517	2,442
	FMC Corp.	44,299	2,417
	International Flavors &
	Fragrances, Inc.	49,378	2,377
	Airgas, Inc.	45,076	2,349
	Sealed Air Corp.	99,067	2,292
	Lubrizol Corp.	42,322	2,292
	Reliance Steel &
	Aluminum Co.	42,002	2,277
	Carpenter Technology Corp.	30,209	2,271
	Nalco Holding Co.	88,577	2,142
*	Pactiv Corp.	80,292	2,138
	Albemarle Corp.	49,730	2,051
	Commercial Metals Co.	69,632	2,044
	Sonoco Products Co.	58,889	1,924
	Packaging Corp. of America	64,615	1,822
	Cytec Industries, Inc.	27,892	1,718
	Bemis Co., Inc.	61,649	1,688
*	Smurfit-Stone
	Container Corp.	156,745	1,655

			Market
			Value•
		Shares	($000)
	Ashland, Inc.	34,697	1,646
	AptarGroup Inc.	40,083	1,640
	RPM International, Inc.	74,536	1,513
	Cabot Corp.	41,600	1,387
	Temple-Inland Inc.	64,995	1,355
	Valspar Corp.	58,722	1,324
	Titanium Metals Corp.	49,962	1,321
	Hercules, Inc.	67,862	1,313
*^	Coeur d’Alene Mines Corp.	262,693	1,298
	Quanex Corp.	22,748	1,181
	Chemtura Corp.	147,920	1,154
*	W.R. Grace & Co.	42,932	1,124
*	Century Aluminum Co.	20,055	1,082
*	OM Group, Inc.	18,748	1,079
	Eagle Materials, Inc.	29,426	1,044
	Scotts Miracle-Gro Co.	27,344	1,023
	Texas Industries, Inc.	14,353	1,006
*	RTI International Metals, Inc.	14,249	982
	Greif Inc. Class A	14,616	955
	Schnitzer Steel Industries, Inc. Class A	13,679	946
	Olin Corp.	45,677	883
	Louisiana-Pacific Corp.	64,246	879
	H.B. Fuller Co.	37,212	835
*	Hecla Mining Co.	87,127	815
	Compass Minerals International, Inc.	19,849	814
	Minerals Technologies, Inc.	11,835	792
	Silgan Holdings, Inc.	15,128	786
	Sensient Technologies Corp.	27,636	782
	Worthington Industries, Inc.	42,200	755
*	Rockwood Holdings, Inc.	22,704	754
	Metal Management, Inc.	16,008	729
*	Zoltek Cos., Inc.	16,575	711
	Kaiser Aluminum Corp.	8,837	702
	AMCOL International Corp.	19,431	700
*^	AbitibiBowater, Inc.	32,897	678
	Arch Chemicals, Inc.	18,165	668
*^	Calgon Carbon Corp.	37,615	598
*	Apex Silver Mines Ltd.	35,132	535
*	Brush Engineered Materials Inc.	13,933	518
	Rock-Tenn Co.	19,794	503
	A.M. Castle & Co.	18,466	502
	Ferro Corp.	23,361	484
*	Esmark, Inc.	32,696	462
	Balchem Corp.	19,977	447
	Royal Gold, Inc.	14,273	436
*	Buckeye Technology, Inc.	33,298	416
	American Vanguard Corp.	23,535	408
*^	Altair Nanotechnology Inc.	91,225	386
	NewMarket Corp.	6,800	379
	Glatfelter	23,363	358
	NN, Inc.	35,292	332
	Spartech Corp.	23,395	330
	Innospec, Inc.	19,088	328

			Market
			Value•
		Shares	($000)
*	Haynes International, Inc.	4,643	323
	Schweitzer-Mauduit International, Inc.	12,376	321
	Neenah Paper Inc.	9,901	289
*	Graphic Packaging Corp.	75,945	280
*	Headwaters Inc.	22,554	265
	Koppers Holdings, Inc.	5,700	246
	Deltic Timber Corp.	4,700	242
	Myers Industries, Inc.	16,557	240
	A. Schulman Inc.	10,564	228
*	Flotek Industries, Inc.	6,100	220
*	General Moly, Inc.	18,500	216
	NL Industries, Inc.	18,666	213
	Quaker Chemical Corp.	8,828	194
	U.S. Energy Corp.	45,151	192
*	PolyOne Corp.	28,343	186
*	Zep, Inc.	12,921	179
	Georgia Gulf Corp.	26,489	175
	Olympic Steel, Inc.	5,380	171
	Wausau Paper Corp.	17,902	161
*	Mercer International Inc.	20,183	158
*	Landec Corp.	11,738	157
*	Nonophase Technologies Corp.	39,151	149
*	Stillwater Mining Co.	15,005	145
	Westlake Chemical Corp.	7,619	145
	Stepan Co.	4,380	142
	Penford Corp.	5,107	131
*	Omnova Solutions Inc.	23,876	105
*	U.S. Concrete, Inc.	30,369	101
	Chesapeake Corp. of Virginia	18,046	94
	Hawkins, Inc.	5,949	89
*	Caraustar Industries, Inc.	28,251	87
*	Material Sciences Corp.	11,512	86
	Tronox Inc. Class B	9,420	81
*	Symyx Technologies, Inc.	10,375	80
*	LSB Industries, Inc.	2,600	73
*	GenTek, Inc.	2,035	60
*	AEP Industries, Inc.	1,855	59
*	Maxxam Inc.	1,178	33
*	ADA-ES Inc.	3,100	23
*	Constar International Inc.	4,475	18
*	Webco Industries, Inc.	40	5
			377,637
Telecommunication Services (3.3%)
	AT&T Inc.	3,730,036	155,020
	Verizon
	Communications Inc.	1,775,227	77,560
	Sprint Nextel Corp.	1,695,174	22,258
*	American Tower Corp.
	Class A	251,347	10,707
*	Crown Castle
	International Corp.	165,670	6,892
*	Qwest Communications
	International Inc.	951,267	6,668
*	NII Holdings Inc.	105,972	5,121

			Market
			Value•
		Shares	($000)
	Embarq Corp.	93,491	4,631
	Windstream Corp.	292,123	3,803
	Telephone & Data Systems, Inc.	56,041	3,508
*^	Level 3Communications, Inc.	941,557	2,862
	Citizens Communications Co.	207,506	2,642
	CenturyTel, Inc.	63,119	2,617
*	Metropcs
	Communications Inc.	106,118	2,064
*	SBA Communications Corp.	57,452	1,944
*	Leap Wireless
	International, Inc.	33,490	1,562
*	Time Warner Telecom Inc.	75,677	1,535
*	U.S. Cellular Corp.	10,067	847
*	Cincinnati Bell Inc.	153,217	728
*	Cogent Communications
	Group, Inc.	28,341	672
*	Centennial Communications
	Corp. Class A	71,825	667
*	Cbeyond Inc.	14,785	576
	Alaska Communications
	Systems Holdings, Inc.	34,957	524
*	Premiere Global Services, Inc.	31,206	463
	Telephone & Data Systems,
	Inc. - Special Common
	Shares	7,633	440
	Consolidated
	Communications
	Holdings, Inc.	19,675	392
	Atlantic Tele-Network, Inc.	11,400	385
	iPCS, Inc.	10,408	375
*	Global Crossing Ltd.	15,376	339
*	Syniverse Holdings Inc.	21,581	336
	NTELOS Holdings Corp.	10,890	323
	North Pittsburgh
	Systems, Inc.	13,122	320
*	Golden Telecom, Inc.	3,090	312
*	Rural Cellular Corp. Class A	7,018	309
*	Covad Communications
	Group, Inc.	318,383	274
	FairPoint
	Communications, Inc.	20,710	270
	D&E Communications, Inc.	18,641	269
	IDT Corp. Class B	29,903	253
*	Arbinet Holdings, Inc.	39,459	239
	USA Mobility, Inc.	16,610	237
*	Kratos Defense &
	Security Inc.	83,415	196
	Shenandoah
	Telecommunications Co.	7,830	188
*^	Vonage Holdings Corp.	81,332	187
*	General Communication, Inc.	19,968	175
	Iowa Telecommunications
	Services Inc.	10,736	175

			Market
			Value•
		Shares	($000)
*	TerreStar Corp.	21,908	159
	Hickory Tech Corp.	16,963	159
	SureWest Communications	7,622	130
*	Fibertower Corp.	39,695	91
*	LCC International, Inc. Class A	45,769	82
*	Clearwire Corp.	4,300	59
*	PAETEC Holding Corp.	3,417	33
	IDT Corp.	1,658	13
*	Covista Communications, Inc.	3,805	2
*	Metro One Telecommunications, Inc.	975	2
*	Trinsic Inc.	39	—
			322,595
Utilities (3.8%)
	Exelon Corp.	412,372	33,666
	Southern Co.	462,630	17,927
	Dominion Resources, Inc.	356,247	16,904
	FPL Group, Inc.	236,376	16,022
	Duke Energy Corp.	770,736	15,546
	Public Service Enterprise Group, Inc.	155,582	15,284
	Entergy Corp.	119,697	14,306
	FirstEnergy Corp.	186,489	13,491
	PPL Corp.	234,303	12,205
	American Electric
	Power Co., Inc.	244,234	11,372
	Constellation Energy
	Group, Inc.	110,400	11,319
	Edison International	189,356	10,106
	Sempra Energy	153,539	9,501
	PG&E Corp.	219,747	9,469
*	AES Corp.	409,054	8,750
	Consolidated Edison Inc.	165,866	8,103
	Progress Energy, Inc.	150,488	7,288
	Ameren Corp.	127,116	6,891
	Allegheny Energy, Inc.	101,584	6,462
*	Mirant Corp.	156,759	6,110
*	NRG Energy, Inc.	139,497	6,046
	Xcel Energy, Inc.	257,205	5,805
	Questar Corp.	105,748	5,721
*	Reliant Energy, Inc.	210,069	5,512
	DTE Energy Co.	104,486	4,593
	Equitable Resources, Inc.	70,723	3,768
	Wisconsin Energy Corp.	71,733	3,494
	Pepco Holdings, Inc.	118,666	3,480
	CenterPoint Energy Inc.	187,037	3,204
	NiSource, Inc.	167,936	3,172
	Northeast Utilities	95,025	2,975
	SCANA Corp.	67,800	2,858
	Alliant Energy Corp.	68,710	2,796
	MDU Resources
	Group, Inc.	100,456	2,774
	ONEOK, Inc.	60,364	2,702
	Energen Corp.	41,880	2,690
	Energy East Corp.	97,045	2,641

			Market
			Value•
		Shares	($000)
	Pinnacle West Capital Corp.	61,446	2,606
	Sierra Pacific Resources	143,371	2,434
	Integrys Energy Group, Inc.	46,632	2,410
	CMS Energy Corp.	137,636	2,392
	NSTAR	65,399	2,369
	National Fuel Gas Co.	48,794	2,278
	TECO Energy, Inc.	129,251	2,224
*	Dynegy, Inc.	306,706	2,190
	DPL Inc.	69,684	2,066
	OGE Energy Corp.	56,295	2,043
	Puget Energy, Inc.	71,742	1,968
	Southern Union Co.	62,742	1,842
	AGL Resources Inc.	47,525	1,789
	UGI Corp. Holding Co.	65,350	1,781
	^Aqua America, Inc.	81,451	1,727
	Westar Energy, Inc.	61,299	1,590
	Great Plains Energy, Inc.	52,737	1,546
	Atmos Energy Corp.	54,696	1,534
	ITC Holdings Corp.	24,768	1,397
	Vectren Corp.	46,840	1,359
	Piedmont Natural Gas, Inc.	45,734	1,196
	Nicor Inc.	27,644	1,171
	Hawaiian Electric Industries Inc.	50,760	1,156
	Portland General Electric Co.	38,393	1,067
	Black Hills Corp.	23,227	1,024
	Cleco Corp.	36,737	1,021
	PNM Resources Inc.	47,077	1,010
	WGL Holdings Inc.	30,509	999
	IDACORP, Inc.	27,349	963
	New Jersey Resources Corp.	17,210	861
*	Aquila, Inc.	229,859	857
	Northwest Natural Gas Co.	16,596	808
	Southwest Gas Corp.	26,307	783
*	El Paso Electric Co.	28,359	725
	Avista Corp.	32,506	700
	UniSource Energy Corp.	21,850	689
	South Jersey Industries, Inc.	17,934	647
	ALLETE, Inc.	15,840	627
	NorthWestern Corp.	20,925	617
	Otter Tail Corp.	17,194	595
	Empire District Electric Co.	24,709	563
	American States Water Co.	14,927	562
	Ormat Technologies Inc.	10,067	554
	The Laclede Group, Inc.	13,252	454
	CH Energy Group, Inc.	9,346	416
	SJW Corp.	12,003	416
	Central Vermont Public Service Corp.	11,725	362
	UIL Holdings Corp.	9,737	360
	California Water
	Service Group	9,353	346

		Market
		Value•
	Shares	($000)
MGE Energy, Inc.	7,639	271
Southwest Water Co.	21,306	267
Connecticut Water Services, Inc.	10,629	251
Chesapeake Utilities Corp.	7,146	228
EnergySouth, Inc.	3,574	207
^ Consolidated Water Co., Ltd.	6,856	173
*^ Cadiz Inc.	6,204	130
Middlesex Water Co.	6,062	115
* Maine & Maritimes Corp.	2,124	71
Unitil Corp.	1,088	31
* Renegy Holdings, Inc.	3,511	22
		377,813
Total Common Stocks
(Cost $8,788,764)		9,780,461
Temporary Cash Investments (1.5%)[1]
Money Market Fund (1.5%)
[2] Vanguard Market Liquidity
Fund, 4.664%	93,011,496	93,011
[2] Vanguard Market Liquidity
Fund, 4.664%—Note E	52,047,045	52,047
		145,058
	Face
	Amount
	($000)
U.S. Agency Obligations (0.0%)
[3] Federal Home
Loan Bank
[4] 4.548%, 2/1/08	2,000	1,992
[3] Federal Home Loan
Mortgage Corp.
[4] 4.310%, 2/11/08	1,500	1,492
		3,484
Total Temporary Cash Investments
(Cost $148,544)		148,542
Total Investments (100.6%)
(Cost $8,937,308)		9,929,003
Other Assets and Liabilities (–0.6%)
Other Assets		46,206
Liabilities—Note E		(104,841)
		(58,635)
Net Assets (100%)		9,870,368

At December 31, 2007, net assets consisted of:[5]
Amount
($000)
Paid-in Capital	8,988,157
Undistributed Net Investment Income	1,539
Accumulated Net Realized Losses	(110,544)
Unrealized Appreciation (Depreciation)
Investment Securities	991,695
Futures Contracts	(479)
Net Assets	9,870,368

Institutional Shares—Net Assets
Applicable to 39,857,891 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,270,999
Net Asset Value Per Share—
Institutional Shares	$31.89

Institutional Plus Shares—Net Assets
Applicable to 269,648,788 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	8,599,369
Net Asset Value Per Share—
Institutional Plus Shares	$31.89

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note E in Notes to Financial Statements.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.8% and 0.8%, respectively, of net assets. See Note C in Notes to Financial Statements.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

4 Securities with a value of $3,484,000 have been segregated as initial margin for open futures contracts.

5 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

REIT—Real Estate Investment Trust.

Statement of Operations

Year Ended
December 31, 2007
($000)
Investment Income
Income
Dividends	151,908
Interest[1]	2,591
Security Lending	1,971
Total Income	156,470
Expenses
The Vanguard Group—Note B
Management and Administrative
Institutional Shares	544
Institutional Plus Shares	1,806
Total Expenses	2,350
Net Investment Income	154,120
Realized Net Gain (Loss)
Investment Securities Sold	39,292
Futures Contracts	1,929
Realized Net Gain (Loss)	41,221
Change in Unrealized Appreciation (Depreciation)
Investment Securities	204,609
Futures Contracts	(684)
Change in Unrealized Appreciation (Depreciation)	203,925
Net Increase (Decrease) in Net Assets Resulting from Operations	399,266

1 Interest income from an affiliated company of the fund was $2,454,000.

Statement of Changes in Net Assets

	Year Ended December 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	154,120	83,110
Realized Net Gain (Loss)	41,221	11,632
Change in Unrealized Appreciation (Depreciation)	203,925	592,497
Net Increase (Decrease) in Net Assets Resulting from Operations	399,266	687,239
Distributions
Net Investment Income
Institutional Shares	(21,532)	(10,683)
Institutional Plus Shares	(131,817)	(72,348)
Realized Capital Gain
Institutional Shares	—	—
Institutional Plus Shares	—	—
Total Distributions	(153,349)	(83,031)
Capital Share Transactions—Note F
Institutional Shares	278,721	732,764
Institutional Plus Shares	3,792,357	500,125
Net Increase (Decrease) from Capital Share Transactions	4,071,078	1,232,889
Total Increase (Decrease)	4,316,995	1,837,097
Net Assets
Beginning of Period	5,553,373	3,716,276
End of Period[1]	9,870,368	5,553,373

1 Net Asset—End of Period includes undistributed net investment income of $1,539,000 and $768,000.

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$30.71	$27.00	$25.83	$23.33	$18.00
Investment Operations
Net Investment Income	.547	.501	.398	.425[1]	.33
Net Realized and Unrealized Gain (Loss)
on Investments	1.179	3.710	1.169	2.498	5.33
Total from Investment Operations	1.726	4.211	1.567	2.923	5.66
Distributions
Dividends from Net Investment Income	(.546)	(.501)	(.397)	(.423)	(.33)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.546)	(.501)	(.397)	(.423)	(.33)
Net Asset Value, End of Period	$31.89	$30.71	$27.00	$25.83	$23.33

Total Return	5.60%	15.74%	6.14%	12.65%	31.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,271	$939	$129	$789	$563
Ratio of Total Expenses to
Average Net Assets	0.045%	0.045%	0.05%	0.06%	0.06%
Ratio of Net Investment Income to
Average Net Assets	1.81%	1.81%	1.77%	1.83%[1]	1.62%
Portfolio Turnover Rate[2]	10%	8%	21%[3]	22%	11%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.058 and 0.27%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2 Excludes the value of securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

3 Includes activity related to a change in the fund’s target index.

Institutional Plus Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$30.71	$27.00	$25.83	$23.33	$18.00
Investment Operations
Net Investment Income	.553	.506	.404	.434[1]	.337
Net Realized and Unrealized Gain (Loss)
on Investments	1.179	3.710	1.169	2.498	5.330
Total from Investment Operations	1.732	4.216	1.573	2.932	5.667
Distributions
Dividends from Net Investment Income	(.552)	(.506)	(.403)	(.432)	(.337)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.552)	(.506)	(.403)	(.432)	(.337)
Net Asset Value, End of Period	$31.89	$30.71	$27.00	$25.83	$23.33

Total Return	5.62%	15.76%	6.17%	12.69%	31.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,599	$4,615	$3,587	$451	$479
Ratio of Total Expenses to
Average Net Assets	0.025%	0.025%	0.025%	0.025%	0.025%
Ratio of Net Investment Income to
Average Net Assets	1.83%	1.83%	1.80%	1.87%[1]	1.64%
Portfolio Turnover Rate[2]	10%	8%	21%[3]	22%	11%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.058 and 0.27%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2 Excludes the value of securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

3 Includes activity related to a change in the fund’s target index.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Institutional Total Stock Market Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Institutional Shares and Institutional Plus Shares, to investors who invest minimum amounts of $100 million and $200 million, respectively.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Class-specific shareholder servicing fees are charged to each class at the contractual rate. Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services and pays for all other operating expenses, except for taxes, in return for a fee calculated at an annual percentage rate of the average net assets of the fund or, for shareholder services, each class of shares. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2007, the fund had $1,539,000 of ordinary income available for distribution. The fund had available realized losses of $106,644,000 to offset future net capital gains of $26,053,000 through December 31, 2010, $44,357,000 through December 31, 2011, $5,005,000 through December 31, 2012, $9,611,000 through December 31, 2013, and $21,618,000 through December 31, 2016.

At December 31, 2007, the cost of investment securities for tax purposes was $8,941,687,000. Net unrealized appreciation of investment securities for tax purposes was $987,316,000, consisting of unrealized gains of $1,647,302,000 on securities that had risen in value since their purchase and $659,986,000 in unrealized losses on securities that had fallen in value since their purchase.

At December 31, 2007, the aggregate settlement value of open futures contracts expiring in March 2008 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
S&P 500 Index	133	49,117	(394)
E-mini S&P 500 Index	240	17,726	(237)
Russell 2000 Index	10	3,861	137
S&P MidCap 400 Index	2	865	15

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the year ended December 31, 2007, the fund purchased $4,823,296,000 of investment securities and sold $805,212,000 of investment securities, other than temporary cash investments.

E. The market value of securities on loan to broker-dealers at December 31, 2007, was $47,640,000, for which the fund received cash collateral of $52,047,000.

F. Capital share transactions for each class of shares were:

	Year Ended		Year Ended
	December 31, 2007		December 31, 2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	903,193	28,707	757,739	26,640
Issued in Lieu of Cash Distributions	19,331	596	10,683	369
Redeemed	(643,803)	(20,006)	(35,658)	(1,244)
Net Increase (Decrease)—Institutional Shares	278,721	9,297	732,764	25,765
Institutional Plus Shares
Issued	4,466,552	140,287	846,921	29,527
Issued in Lieu of Cash Distributions	119,422	3,683	65,408	2,278
Redeemed	(793,617)	(24,574)	(412,204)	(14,380)
Net Increase (Decrease)—Institutional Plus Shares	3,792,357	119,396	500,125	17,425

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the fund’s current fiscal year. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the fund’s financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Institutional Index Fund and the Shareholders of Vanguard Institutional Total Stock Market Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Institutional Total Stock Market Index Fund (constituting a separate portfolio of Vanguard Institutional Index Fund, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 8, 2008

Special 2007 tax information (unaudited) for Vanguard Institutional Total Stock Market Index Fund

This information for the fiscal year ended December 31, 2007, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $143,166,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 92.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended December 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Institutional Total Stock Market Index Fund	6/30/2007	12/31/2007	Period[1]
Based on Actual Fund Return
Institutional Shares	$1,000.00	$981.99	$0.22
Institutional Plus Shares	1,000.00	982.08	0.12
Based on Hypothetical 5% Yearly Return
Institutional Shares	$1,000.00	$1,024.98	$0.23
Institutional Plus Shares	1,000.00	1,025.08	0.13

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.045% for Institutional Shares and 0.025% for Institutional Plus Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table on page 55 are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
152 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
152 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
152 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005; Trustee of Drexel University and of the
Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
152 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
152 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
152 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
152 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
152 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
152 Vanguard Funds Overseen

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
152 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Paul A. Heller	Michael S. Miller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo are
trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	All other marks are the exclusive property of their
respective owners.
Text Telephone for People
With Hearing Impairment > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by
fund only if preceded or accompanied by	calling Vanguard at 800-662-2739. The guidelines are
the fund’s current prospectus.	also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
The funds or securities referred to herein are not	the 12 months ended June 30. To get the report, visit
sponsored, endorsed, or promoted by MSCI, and	either www.vanguard.com or www.sec.gov.
MSCI bears no liability with respect to any such funds
or securities. For any such funds or securities, the	You can review and copy information about your fund
prospectus or the Statement of Additional Information	at the SEC’s Public Reference Room in Washington, D.C.
contains a more detailed description of the limited	To find out more about this public service, call the SEC
relationship MSCI has with The Vanguard Group and	at 202-551-8090. Information about your fund is also
any related funds.	available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q8710 022008

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended December 31, 2007: $64,000

Fiscal Year Ended December 31, 2006: $67,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended December 31, 2007: $2,835,320

Fiscal Year Ended December 31, 2006: $2,347,620

(b) Audit-Related Fees.

Fiscal Year Ended December 31, 2007: $630,400

Fiscal Year Ended December 31, 2006: $530,000

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended December 31, 2007: $215,900

Fiscal Year Ended December 31, 2006: $101,300

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended December 31, 2007: $0

Fiscal Year Ended December 31, 2006: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended December 31, 2007: $215,900

Fiscal Year Ended December 31, 2006: $101,300

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD INSTITUTIONAL INDEX FUNDS

By:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: February 12, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD INSTITUTIONAL INDEX FUNDS

By:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: February 12, 2008

VANGUARD INSTITUTIONAL INDEX FUNDS

By:	(signature)
(HEIDI STAM)
THOMAS J. HIGGINS*
TREASURER

Date: February 12, 2008

*By Power of Attorney. Filed on January 18, 2008, see File Number 2-29601. Incorporated by Reference.